UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen Gilomen, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: April 30

Date of reporting period: October 31, 2019

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

SHAREHOLDER LETTER	1
PERFORMANCE UPDATE	4
DISCLOSURE OF FUND EXPENSES	6
PORTFOLIO OF INVESTMENTS	7
STATEMENT OF ASSETS AND LIABILITIES	18
STATEMENT OF OPERATIONS	19
STATEMENTS OF CHANGES IN NET ASSETS	20
FINANCIAL HIGHLIGHTS	22
NOTES TO FINANCIAL STATEMENTS	24
ADDITIONAL INFORMATION	30
PRIVACY POLICY	31

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.dgifund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1.855.DGI. FUND (1-855-344-3863) to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.dgifund.com.

Disciplined Growth Investors’ goal is to communicate clearly and transparently with our clients and mutual fund shareholders. It is mutually beneficial when our shareholders understand how we invest, what we are currently thinking and forecasting, and the specific investment decisions we have made. Our views and opinions regarding the investment prospects of our portfolio holdings and the Fund are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for these forecasts and have confidence in our investment team’s views, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements as those including words such as “believe”, “expect”, “anticipate”, “forecast”, and similar statement. We cannot assure future performance. These forward-looking statements are made only as-of the date of this report. Following the publication of this report, we will not update any of the forward-looking statements included here.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

OCTOBER 31, 2019	DGINV.COM

The Disciplined Growth Investors Fund	Shareholder Letter

October 31, 2019 (Unaudited)

Fund Performance and Asset Mix:

The Disciplined Growth Investors Fund's (the "DGI Fund") fiscal year runs from May 1st to April 30th. For the 2019 fiscal year-to-date (5/1/19-10/31/19), The DGI Fund returned 0.95%. Stocks in the Fund decreased by 0.53% and bonds increased 5.52%.

Stocks in The DGI Fund underperformed the S&P 500® index, which increased 4.16%. The DGI Fund held 21 stocks that increased in value and 32 stocks that declined in value. The ten largest equity holdings in The DGI Fund combined to add 0.53% to the Fund’s total performance.

The Fund’s bond portfolio also underperformed the Barclays Intermediate Government & Corporate Credit index1, which gained 6.50% during the fiscal year-to-date.

Looking at different time periods, especially in the short term, can make market growth and Fund performance appear to vary wildly. 2019 is a good example. For the calendar year-to-date (January 1st through October 31st), The DGI Fund has increased 18.86% and the S&P 500 has increased 23.16%. Most of that increase took place in the first four months of the year. That leaves the fiscal year-to-date returns reflected in this report to be much more modest, especially considering the month of May was the worst performing month of the year so far.

We point this out as an example of the fickle manner with which the market can treat investors in the short term. We do not believe anyone can invest around these short term fluctuations or predict them accurately and repeatedly. We are focused on the long term ability of the companies in the portfolio to execute and the potential of those companies’ stocks for long term performance. With 69.4% stocks and 30.6% bonds & cash as of 10/31/19, we have positioned the Fund to reflect this long-term view and research, which shows expected returns for the Fund’s stocks materially in excess of expected returns for bonds.

You can find additional performance information and a full list of the Fund’s holdings in this Semi Annual report and at www.dgifund.com.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

Portfolio Activity:

Since we last wrote to you last (April 30th), we added three new stocks to The DGI Fund, sold the remaining position in one, and one portfolio holding was acquired by another company.

New Stocks:

Pure Storage (PSTG) has pioneered the development of innovative computer storage for larger organizations. These storage systems are made of solid-state arrays, a new technology that has important advantages over existing disk-based storage solutions. Pure Storage’s systems provides customers with not only a simple solution and superior performance, but offers it at a lower overall cost and provides industry-leading customer service. The stock price has come under pressure recently on fears of competition, allowing us to buy into the company at what we see as an attractive price.

Semi-Annual Report | October 31, 2019	1

The Disciplined Growth Investors Fund	Shareholder Letter

October 31, 2019 (Unaudited)

Cabot Oil & Gas (COG) is an exploration and production (E&P) company with all of its focus on the most productive and economic natural gas region in the United States: The Marcellus Shale in Northeast Pennsylvania. Cabot is currently the fourth largest producer of natural gas in the U.S. and one of the few energy companies that currently generates positive free cash flow2 & pays a dividend (despite historically low natural gas prices). We were given an opportunity to take an initial position in Cabot because the company decided to make a long-term strategic decision at the expense of short-term results, which Wall Street did not like because the decision delayed this year’s expected gas production totals.

Deluxe Corporation (DLX) is known for its very profitable, but declining, legacy check business. Over the last several years, the company has been adding new digital capabilities which it expects to be able to sell to its existing customer base of 4.8 million small businesses and 4600 financial institutions. We see this customer base as a strategic competitive advantage for Deluxe given the trusted partnerships the company forms with its clients. Deluxe also recently hired a new CEO who has extensive experience developing and growing businesses in these markets.

Complete Sales:

L Brands (LB) is the business behind the well-known Victoria’s Secret and Bath & Body Works brands. While it had a history of successfully developing these brands, recent missteps by management, significant market share losses at Victoria’s Secret, and evidence of a deteriorating internal culture ultimately caused us to sell our entire position in the company.

Acquisitions:

Medidata Solutions (MDSO) was acquired by the French technology company Dassault Systemes in June for $5.8 billion ($92.25 per share). While the acquisition will officially close later this calendar year, the two sides have agreed to all the terms, and we do not anticipate any regulatory or legal issues to prevent completion of the acquisition. The purchase price represents a 23% premium to Medidata’s valuation a few days prior to announcement of the acquisition.

Portfolio Construction Update:

We have updated the market cap range we consider to be Mid Cap equities to $1 billion to $15 billion. The previous upper limit we employed was $10 billion. This reflects what we believe to be a long-term increase in the upper limit of market cap size for companies that otherwise have the characteristics we look for in Mid Cap growth companies. This market cap range limitation applies only to the size of companies we typically consider to be new investment candidates for the Fund. We will continue to hold a position in companies whose market cap has exceeded $15 billion (or falls below $1 billion) based on our ongoing assessment of those companies’ individual risk profiles and expected returns. Prior to this change, we had not made a change to our definition of a Mid Cap company since the Fund’s inception.

Sincerely,

Portfolio Manager

Disciplined Growth Investors, Inc.

[1]	The Barclay’s Government & Corporate Credit index includes both corporate (publicly-issued, fixed-rate, nonconvertible, investment grade, dollar-denominated, SEC-registered, corporate

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter

October 31, 2019 (Unaudited)

dept.) and government (Treasury Bond index, Agency Bond index, 1-3 Year Government index, and the 20+-Year treasury) indexes, including bonds with maturities up to ten years.

[2]	For our purposes, defined here as operating cash flow less capital expenditures (CapEx). Operating Cash Flow is a measure of the amount of cash generated by a company's normal business operations. CapEx comprises money spent by a business or organization on acquiring or maintaining fixed assets, such as land, buildings, and equipment.

Asset class-specific performance is before fees. The Fund’s single fee – the management fee – is paid from the Fund’s holding of cash. Total Fund net-of-fees performance is presented in this letter, later in this annual report, and is updated monthly on the Fund’s website, www.dgifund.com.

The views of Disciplined Growth Investors, Inc. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views.

The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Disciplined Growth Investors, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Fred Martin is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Semi-Annual Report | October 31, 2019	3

The Disciplined Growth Investors Fund	Performance Update

October 31, 2019 (Unaudited)

Annualized Total Return Performance (for the period ended October 31, 2019)

	6 month	Calendar YTD	1 Year	3 Year	5 Year	Since Inception*
The Disciplined Growth Investors Fund	0.95%	18.86%	12.31%	11.41%	8.42%	11.71%
S&P 500® Total Return Index(1)	4.16%	23.16%	14.33%	14.91%	10.78%	14.58%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

The table does not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund Inception date of August 12, 2011.

(1)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update

October 31, 2019 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended October 31, 2019)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation

(as a % of Net Assets)*

Technology	31.54%
Consumer Discretionary	13.88%
Health Care	11.61%
Industrials	7.09%
Energy	1.73%
Communications	1.55%
Financials	1.40%
Consumer, Cyclical	0.61%
Corporate Bonds	21.74%
Foreign Corporate Bonds	0.64%
Foreign Government Bonds	0.31%
Government & Agency Obligations	6.83%
Other Assets in Excess of Liabilities	1.07%

Top Ten Holdings

(as a % of Net Assets)*

Edwards Lifesciences Corp.	3.85%
TJX Cos., Inc.	3.73%
Intuit, Inc.	3.04%
Ubiquiti, Inc.	2.69%
Align Technology, Inc.	2.65%
Plexus Corp.	2.50%
Intuitive Surgical, Inc.	2.44%
Open Text Corp.	2.26%
Middleby Corp.	2.21%
FactSet Research Systems, Inc.	1.96%
Top Ten Holdings	27.33%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2019	5

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2019 through October 31, 2019.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expense Ratio(a)	Expenses Paid During period 5/1/2019 - 10/31/2019(b)
Actual	$1,000.00	$1,009.50	0.78%	$ 3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	0.78%	$ 3.96

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (69.41%)
COMMUNICATIONS (1.55%)
Media (1.55%)
Stamps.com, Inc. (a)	36,943	$3,119,098
TripAdvisor, Inc. (a)	16,505	666,802
		3,785,900

TOTAL COMMUNICATIONS		3,785,900

CONSUMER DISCRETIONARY (13.88%)
Apparel & Textile Products (1.15%)
Ralph Lauren Corp.	12,934	1,242,440
Under Armour, Inc. , Class A(a)	75,054	1,549,865
		2,792,305

Automotive Manufacturing (2.24%)
Gentex Corp.	141,545	3,970,337
Gentherm, Inc. (a)	35,826	1,496,452
		5,466,789

Gaming, Lodging & Restaurants (1.93%)
Cheesecake Factory, Inc.	22,470	939,021
Royal Caribbean Cruises, Ltd.	34,698	3,776,184
		4,715,205

Passenger Transportation (1.77%)
JetBlue Airways Corp. (a)	222,898	4,301,931

Retail - Consumer Discretionary (6.79%)
Nordstrom, Inc.	71,346	2,561,321
Sleep Number Corp. (a)	83,681	4,026,730
TJX Cos., Inc.	157,601	9,085,698
Urban Outfitters, Inc. (a)	30,431	873,370
		16,547,119

TOTAL CONSUMER DISCRETIONARY		33,823,349

CONSUMER, CYCLICAL (0.62%)
Retail (0.62%)
MSC Industrial Direct Co., Inc. , Class A	20,443	1,496,632

TOTAL CONSUMER, CYCLICAL		1,496,632

Semi-Annual Report | October 31, 2019	7

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
ENERGY (1.73%)
Oil, Gas & Coal (1.73%)
Cabot Oil & Gas Corp.	96,226	$1,793,653
Core Laboratories NV	28,475	1,254,039
Southwestern Energy Co. (a)	535,154	1,097,066
Ultra Petroleum Corp. (a)	337,188	67,437
		4,212,195

TOTAL ENERGY		4,212,195

FINANCIALS (1.40%)
Banking (0.46%)
TCF Financial Corp.	28,375	1,123,366

Specialty Finance (0.94%)
Deluxe Corp.	44,206	2,291,197

TOTAL FINANCIALS		3,414,563

HEALTH CARE (11.61%)
Medical Equipment & Devices Manufacturing (11.61%)
Align Technology, Inc. (a)	25,576	6,452,569
Edwards Lifesciences Corp. (a)	39,356	9,381,683
Intuitive Surgical, Inc. (a)	10,754	5,946,424
Myriad Genetics, Inc. (a)	102,968	3,466,933
Varian Medical Systems, Inc. (a)	25,305	3,057,097
		28,304,706

TOTAL HEALTH CARE		28,304,706

INDUSTRIALS (7.08%)
Electrical Equipment Manufacturing (1.59%)
Cognex Corp.	75,310	3,877,712

Machinery Manufacturing (3.01%)
Graco, Inc.	43,386	1,961,047
Middleby Corp. (a)	44,439	5,374,897
		7,335,944
Manufactured Goods (1.04%)
Proto Labs, Inc. (a)	26,215	2,542,068

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
INDUSTRIALS (continued)
Transportation & Logistics (1.44%)
Landstar System, Inc.	30,964	$3,503,577

TOTAL INDUSTRIALS		17,259,301

TECHNOLOGY (31.54%)
Design, Manufacturing & Distribution (2.50%)
Plexus Corp. (a)	82,562	6,104,634

Hardware (10.64%)
Dolby Laboratories, Inc. , Class A	67,768	4,359,515
Garmin, Ltd.	49,173	4,609,969
Plantronics, Inc.	59,136	2,331,141
Pure Storage, Inc. , Class A(a)	113,655	2,211,726
Super Micro Computer, Inc. (a)	144,011	2,978,148
Ubiquiti, Inc.	51,883	6,567,869
ViaSat, Inc. (a)	41,592	2,863,193
		25,921,561

Semiconductors (3.80%)
IPG Photonics Corp. (a)	12,927	1,735,837
Microchip Technology, Inc.	31,555	2,975,321
Power Integrations, Inc.	49,825	4,539,556
		9,250,714

Software (11.17%)
Akamai Technologies, Inc. (a)	54,292	4,696,258
Autodesk, Inc. (a)	30,216	4,452,630
Intuit, Inc.	28,810	7,418,575
Manhattan Associates, Inc. (a)	20,701	1,551,540
Open Text Corp.	137,000	5,515,620
RealPage, Inc. (a)	59,502	3,602,846
		27,237,469

Semi-Annual Report | October 31, 2019	9

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
TECHNOLOGY (continued)
Technology Services (3.43%)
FactSet Research Systems, Inc.	18,888	$4,788,486
IHS Markit, Ltd. (a)	27,705	1,939,904
Paychex, Inc.	19,487	1,629,893
		8,358,283

TOTAL TECHNOLOGY		76,872,661

TOTAL COMMON STOCKS
(Cost $105,224,871)		169,169,307

	Principal Amount	Value (Note 2)
CORPORATE BONDS (21.74%)
COMMUNICATIONS (1.33%)
Cable & Satellite (0.35%)
Comcast Corp.
3.375% 08/15/2025	$810,000	863,657

Entertainment Content (0.32%)
CBS Corp.
4.000% 01/15/2026	726,000	778,811

Wireless Telecommunications Services (0.66%)
AT&T, Inc.
4.250% 03/01/2027	741,000	814,495
4.450% 04/01/2024	4,000	4,339
Verizon Communications, Inc.
4.125% 03/16/2027	698,000	778,438
		1,597,272

TOTAL COMMUNICATIONS		3,239,740

CONSUMER DISCRETIONARY (2.34%)
Airlines (0.32%)
Southwest Airlines Co.
3.000% 11/15/2026	756,000	775,874

Automobiles Manufacturing (0.31%)
General Motors Financial Co., Inc.
5.250% 03/01/2026	695,000	754,563

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
CONSUMER DISCRETIONARY (continued)
Consumer Services (0.32%)
Cintas Corp. No 2
3.700% 04/01/2027	$710,000	$777,075

Restaurants (0.33%)
McDonald's Corp., Series MTN
6.300% 03/01/2038	604,000	824,184

Retail - Consumer Discretionary (1.06%)
Advance Auto Parts, Inc.
4.500% 12/01/2023	685,000	739,203
Amazon.com, Inc.
5.200% 12/03/2025	885,000	1,042,117
Lowe's Cos., Inc.
3.650% 04/05/2029	742,000	799,089
		2,580,409

TOTAL CONSUMER DISCRETIONARY		5,712,105

CONSUMER STAPLES (0.32%)
Mass Merchants (0.32%)
Costco Wholesale Corp.
2.750% 05/18/2024	760,000	789,558

TOTAL CONSUMER STAPLES		789,558

CONSUMER, NON-CYCLICAL (0.62%)
Pharmaceuticals (0.62%)
AbbVie, Inc.
4.250% 11/14/2028	695,000	755,988
CVS Health Corp.
4.300% 03/25/2028	685,000	744,198
		1,500,186

TOTAL CONSUMER, NON-CYCLICAL		1,500,186

ENERGY (2.19%)
Exploration & Production (0.32%)
Conoco Funding Co.
7.250% 10/15/2031	551,000	784,064

Semi-Annual Report | October 31, 2019	11

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
ENERGY (continued)
Pipeline (1.87%)
Boardwalk Pipelines LP
5.950% 06/01/2026	$670,000	$751,656
Enbridge Energy Partners LP
4.200% 09/15/2021	4,000	4,137
5.875% 10/15/2025	643,000	748,627
Enterprise Products Operating LLC
3.950% 02/15/2027	710,000	768,379
MPLX LP
4.125% 03/01/2027	748,000	786,182
ONEOK, Inc.
4.550% 07/15/2028	694,000	755,996
Williams Cos., Inc.
3.750% 06/15/2027	718,000	748,185
		4,563,162

TOTAL ENERGY		5,347,226

FINANCIALS (4.08%)
Banks (0.95%)
BB&T Corp., Series MTN
3.875% 03/19/2029	695,000	757,302
US Bancorp, Series MTN
3.100% 04/27/2026	739,000	774,606
Wells Fargo & Co., Series GMTN
4.300% 07/22/2027	710,000	777,024
		2,308,932

Consumer Finance (0.31%)
American Express Co.
3.625% 12/05/2024	708,000	751,901

Diversified Banks (0.95%)
Bank of America Corp., Series L
4.183% 11/25/2027	715,000	775,097
Citigroup, Inc.
4.300% 11/20/2026	720,000	781,306
JPMorgan Chase & Co.
4.125% 12/15/2026	690,000	754,331
		2,310,734

Financial Services (0.61%)
Morgan Stanley, Series GMTN
3.700% 10/23/2024	690,000	734,148

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

 October 31, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
FINANCIALS (continued)
Financial Services (continued)
Northern Trust Corp.
3.950% 10/30/2025	$693,000	$758,773
		1,492,921
Life Insurance (0.31%)
Principal Financial Group, Inc.
3.100% 11/15/2026	726,000	753,881

Property & Casualty Insurance (0.32%)
American International Group, Inc.
4.250% 03/15/2029	700,000	775,865

Real Estate (0.63%)
Simon Property Group LP
3.250% 11/30/2026	728,000	767,545
Welltower, Inc.
4.250% 04/01/2026	712,000	778,728
		1,546,273

TOTAL FINANCIALS		9,940,507

HEALTH CARE (0.96%)
Managed Care (0.62%)
Anthem, Inc.
3.650% 12/01/2027	731,000	773,919
UnitedHealth Group, Inc.
3.750% 07/15/2025	691,000	750,032
		1,523,951

Pharmaceuticals (0.34%)
Johnson & Johnson
5.850% 07/15/2038	572,000	817,638

TOTAL HEALTH CARE		2,341,589

INDUSTRIALS (3.52%)
Aerospace & Defense (0.92%)
Lockheed Martin Corp.
3.100% 01/15/2023	680,000	705,038
Rockwell Collins, Inc.
3.500% 03/15/2027	730,000	781,542

Semi-Annual Report | October 31, 2019	13

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
INDUSTRIALS (continued)
Aerospace & Defense (continued)
United Technologies Corp.
3.950% 08/16/2025	$680,000	$744,967
		2,231,547

Electrical Equipment Manufacturing (0.32%)
General Electric Co., Series MTN
5.875% 01/14/2038	653,000	782,218

Engineering & Construction (0.29%)
Fluor Corp.
4.250% 09/15/2028	725,000	718,883

Railroad (0.70%)
Burlington Northern Santa Fe LLC
3.000% 03/15/2023	2,000	2,065
3.400% 09/01/2024	875,000	931,692
Union Pacific Corp.
3.250% 08/15/2025	735,000	775,831
		1,709,588

Transportation & Logistics (0.64%)
FedEx Corp.
3.300% 03/15/2027	756,000	782,013
United Parcel Service, Inc.
6.200% 01/15/2038	558,000	777,633
		1,559,646

Waste & Environment Services & Equipment (0.65%)
Republic Services, Inc.
3.375% 11/15/2027	735,000	784,962
Waste Management, Inc.
3.150% 11/15/2027	745,000	787,309
		1,572,271

TOTAL INDUSTRIALS		8,574,153

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The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
MATERIALS (0.31%)
Chemicals (0.31%)
DuPont de Nemours, Inc.
4.725% 11/15/2028	$666,000	$760,008

TOTAL MATERIALS		760,008

TECHNOLOGY (0.32%)
Semiconductors (0.32%)
Analog Devices, Inc.
3.900% 12/15/2025	711,000	767,885

TOTAL TECHNOLOGY		767,885

UTILITIES (5.75%)
Utilities (5.75%)
Ameren Corp.
2.500% 09/15/2024	690,000	695,497
American Electric Power Co., Inc.
3.200% 11/13/2027	731,000	770,107
Black Hills Corp.
3.150% 01/15/2027	700,000	710,669
CenterPoint Energy, Inc.
3.850% 02/01/2024	700,000	741,945
CMS Energy Corp.
3.000% 05/15/2026	760,000	782,612
Dominion Energy, Inc., Series B
2.750% 09/15/2022	695,000	707,190
DTE Energy Co., Series C
3.500% 06/01/2024	715,000	748,101
Duke Energy Corp.
3.950% 10/15/2023	690,000	733,506
Edison International
2.400% 09/15/2022	745,000	728,307
Interstate Power & Light Co.
3.400% 08/15/2025	723,000	758,632
ITC Holdings Corp.
4.050% 07/01/2023	540,000	568,257
NiSource, Inc.
3.850% 02/15/2023	695,000	724,790
Potomac Electric Power Co.
3.600% 03/15/2024	698,000	741,956
PPL Capital Funding, Inc.
3.100% 05/15/2026	820,000	840,870

Semi-Annual Report | October 31, 2019	15

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
UTILITIES (continued)
Utilities (continued)
PSEG Power LLC
4.300% 11/15/2023	$675,000	$718,326
Puget Energy, Inc.
3.650% 05/15/2025	725,000	755,061
Sempra Energy
2.875% 10/01/2022	720,000	734,774
Virginia Electric & Power Co., Series A
3.800% 04/01/2028	710,000	782,154
Wisconsin Electric Power Co.
3.100% 06/01/2025	735,000	768,230
		14,010,984

TOTAL UTILITIES		14,010,984

TOTAL CORPORATE BONDS
(Cost $49,954,468)		52,983,941

FOREIGN CORPORATE BONDS (0.64%)
ENERGY (0.33%)
Pipeline (0.33%)
TransCanada PipeLines, Ltd.
7.250% 08/15/2038	572,000	813,285

TOTAL ENERGY		813,285

FINANCIALS (0.31%)
Diversified Banks (0.31%)
Royal Bank of Canada, Series GMTN
2.550% 07/16/2024	746,000	757,571

TOTAL FINANCIALS		757,571

TOTAL FOREIGN CORPORATE BONDS
(Cost $1,488,801)		1,570,856

FOREIGN GOVERNMENT BONDS (0.31%)
Corp Andina de Fomento
4.375% 06/15/2022	712,000	751,018

TOTAL FOREIGN GOVERNMENT BONDS
(Cost $742,930)		751,018

16	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
GOVERNMENT & AGENCY OBLIGATIONS (6.82%)
U.S. Treasury Bonds
1.500% 08/15/2026	$689,000	$684,452
2.875% 05/15/2028	2,000,000	2,194,219
6.500% 11/15/2026	77,000	102,129
U.S. Treasury Notes
1.250% 01/31/2020	4,500,000	4,496,748
1.375% 09/15/2020	1,150,000	1,148,001
1.375% 01/31/2021	3,550,000	3,541,125
1.500% 04/15/2020	4,470,000	4,468,865

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $16,375,447)		16,635,539

	Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.89%)
(0.89%)
Fidelity Investments Money Market Government Portfolio - Class I	1.736	%(b)	2,163,609	2,163,609

TOTAL SHORT TERM INVESTMENTS
(Cost $2,163,609)				2,163,609

TOTAL INVESTMENTS (99.81%)
(Cost $175,950,126)				$243,274,270

Other Assets In Excess Of Liabilities (0.19%)				456,266

NET ASSETS (100.00%)				$243,730,536

(a)	Non-Income Producing Security.
(b)	Represents the 7-day yield.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	17

The Disciplined Growth Investors Fund	Statement of Assets and Liabilities

October 31, 2019 (Unaudited)

ASSETS
Investments, at value	$243,274,270
Receivable for shares sold	25
Dividends and interest receivable	627,373
Total assets	243,901,668

LIABILITIES
Payable for shares redeemed	14,000
Payable to adviser	157,132
Total liabilities	171,132
NET ASSETS	$243,730,536

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$169,592,852
Distributable Earnings	74,137,684
NET ASSETS	$243,730,536

INVESTMENTS, AT COST	$175,950,126

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$21.27
Shares of beneficial interest outstanding	11,460,248

See Notes to Financial Statements.

18	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statement of Operations

For the Six Months Ended October 31, 2019 (Unaudited)
INVESTMENT INCOME
Dividends	$705,638
Foreign taxes withheld	(11,874)
Interest	1,152,822
Total investment income	1,846,586

EXPENSES
Investment advisory fees (Note 6)	920,281
Total expenses	920,281
NET INVESTMENT INCOME	926,305

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain on investments	3,701,404
Net change in unrealized depreciation on investments	(2,380,663)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,320,741
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,247,046

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	19

The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
OPERATIONS
Net investment income	$926,305	$1,766,931
Net realized gain	3,701,404	7,977,814
Net change in unrealized appreciation/(depreciation)	(2,380,663)	21,055,807
Net increase in net assets resulting from operations	2,247,046	30,800,552

DISTRIBUTIONS (Note 3)
Total distributions to shareholders	(883,844)	(7,508,119)
Net decrease in net assets from distributions	(883,844)	(7,508,119)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	5,316,088	20,768,296
Issued to shareholders in reinvestment of distributions	876,683	7,471,582
Cost of shares redeemed	(3,996,961)	(15,429,264)
Net increase from capital share transactions	2,195,810	12,810,614

Net increase in net assets	3,559,012	36,103,047

NET ASSETS
Beginning of period	240,171,524	204,068,477
End of period	$243,730,536	$240,171,524

OTHER INFORMATION
Share Transactions
Issued	258,705	1,042,174
Issued to shareholders in reinvestment of distributions	42,628	410,272
Redeemed	(194,439)	(770,890)
Net increase in share transactions	106,894	681,556

See Notes to Financial Statements.

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Page Intentionally Left Blank

The Disciplined Growth Investors Fund

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME FROM OPERATIONS
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

DISTRIBUTIONS
From net investment income
From net realized gain on investments
Total distributions

REDEMPTION FEES ADDED TO PAID-IN CAPITAL
INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)

RATIOS TO AVERAGE NET ASSETS
Expenses
Net investment income

PORTFOLIO TURNOVER RATE

(a)	Per share numbers have been calculated using the average shares method.
(b)	Not annualized.
(c)	In 2018 the Fund's total return consists of a voluntary reimbursement by the advisor for a realized investment loss. Excluding this item, total return would not have been impacted.
(d)	Annualized.

See Notes to Financial Statements.

22	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Financial Highlights

For a share outstanding during the periods presented

For the Six Months Ended October 31, 2019 (Unaudited)		For the Year Ended April 30, 2019	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
$21.15		$19.12	$18.20		$15.96	$16.75	$15.02

0.08		0.16	0.12		0.09	0.09	0.10
0.12		2.55	1.64		2.29	(0.44)	1.83
0.20		2.71	1.76		2.38	(0.35)	1.93

(0.08)		(0.12)	(0.12)		(0.09)	(0.10)	(0.09)
–		(0.56)	(0.72)		(0.05)	(0.34)	(0.11)
(0.08)		(0.68)	(0.84)		(0.14)	(0.44)	(0.20)

–		–	–		–	–	–
0.12		2.03	0.92		2.24	(0.79)	1.73
$21.27		$21.15	$19.12		$18.20	$15.96	$16.75

0.95	%(b)	14.74%	9.75	%(c)	14.96%	(2.05%)	12.87%

$243,731		$240,172	$204,068		$159,774	$119,857	$113,342

0.78	%(d)	0.78%	0.78%		0.78%	0.78%	0.78%
0.79	%(d)	0.80%	0.64%		0.50%	0.59%	0.61%

10	%(b)	22%	18%		16%	13%	14%

Semi-Annual Report | October 31, 2019	23

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2019 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded Foreign Government Debt securities and Foreign Corporate Bonds are

24	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2019 (Unaudited)

typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

When such prices or quotations are not available, or when Disciplined Growth Investors, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | October 31, 2019	25

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2019 (Unaudited)

The following is a summary of each input used to value the Fund as of October 31, 2019:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$169,169,307	$–	$–	$169,169,307
Corporate Bonds(a)	–	52,983,941	–	52,983,941
Foreign Corporate Bonds(a)	–	1,570,856	–	1,570,856
Foreign Government Bonds	–	751,018	–	751,018
Government & Agency Obligations	–	16,635,539	–	16,635,539
Short Term Investments	2,163,609	–	–	2,163,609
TOTAL	$171,332,916	$71,941,354	$–	$243,274,270

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

For the six months ended October 31, 2019, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

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The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2019 (Unaudited)

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2019, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

The Disciplined Growth Investors Fund
Gross appreciation (excess of value over tax cost)	$74,661,020
Gross depreciation (excess of tax cost over value)	(7,336,876)
Net unrealized appreciation	$67,324,144
Cost of investments for income tax purposes	$175,950,126

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2019, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$1,871,972	$5,636,147

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2019.

Semi-Annual Report | October 31, 2019	27

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2019 (Unaudited)

4. SECURITIES TRANSACTIONS

The Fund utilizes transfer in-kind transactions with the intent of saving on equity transaction costs for new shareholders at the institution they transferred from and for the Fund on the addition of assets. During the six months ended October 31, 2019, no assets were transferred in-kind.

The cost of purchases and proceeds from sales of securities (excluding short-term securities, transfers-in-kind, and U.S. Government Obligations) during the six months ended October 31, 2019, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$19,426,355	$16,859,291

Investment transactions in U.S. Government Obligations (excluding transfers-in-kind) during the six months ended October 31, 2019 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$4,685,748	$6,092,934

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets. The management fee is paid on a monthly basis.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $4,375 for the six months ended October 31, 2019.

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The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2019 (Unaudited)

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary management fee paid to the Adviser.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Semi-Annual Report | October 31, 2019	29

The Disciplined Growth Investors Fund	Additional Information

October 31, 2019 (Unaudited)

1. FUND HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund also files monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of the Fund’s fiscal quarter made publicly available 60 days after the end of the Fund’s fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

WHO WE ARE
Who is providing this notice?	The Disciplined Growth Investors Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

Semi-Annual Report | October 31, 2019	31

The Disciplined Growth Investors Fund	Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions • Account balances and transaction history • Wire transfer instructions
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

32	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Semi-Annual Report | October 31, 2019	33

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

THE DISCIPLINED GROWTH INVESTORS FUND IS DISTRIBUTED BY ALPS DISTRIBUTORS, INC.

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

SEMI-ANNUAL REPORT

October 31, 2019

EMERALD BANKING AND FINANCE FUND

Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

EMERALD GROWTH FUND

Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX

EMERALD INSIGHTS FUND

Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX

EMERALD SMALL CAP VALUE FUND

Class A: ELASX | Class C: ELCSX
Institutional Class: LSRYX | Investor Class: LSRIX

Manager Commentary
Emerald Growth Fund	1
Emerald Small Cap Value Fund	6
Emerald Insights Fund	12
Emerald Banking and Finance Fund	17
Disclosure of Fund Expenses	23
Schedule of Investments
Emerald Growth Fund	25
Emerald Small Cap Value Fund	27
Emerald Insights Fund	29
Emerald Banking and Finance Fund	31
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets
Emerald Growth Fund	35
Emerald Small Cap Value Fund	37
Emerald Insights Fund	39
Emerald Banking and Finance Fund	41
Financial Highlights
Emerald Growth Fund	43
Emerald Small Cap Value Fund	47
Emerald Insights Fund	51
Emerald Banking and Finance Fund	55
Notes to Financial Statements	59
Additional Information	67
Privacy Policy	68

Emerald Growth Fund	Manager Commentary

October 31, 2019 (Unaudited)

October 31, 2019

Dear Shareholders:

Investment Results:

The performance of the Emerald Growth Fund’s Class A shares (without sales load), for the six months ended October 31, 2019, declined by -4.23%, trailing the Russell 2000® Growth Index which declined by -1.73%.

Performance data quoted represents past performance. Past performance does not guarantee future results.

The market had a lot to contend with during the course of the last six months as trade tensions with China escalated, bond yields rallied, then retreated and rallied again, the 2yr-10yr yield curve inverted then steepened, downward revisions to global and domestic economic and earnings growth, fluctuating opinions on the pace at which the Federal Reserve (the “Fed”) will lower interest rates and the necessity of the cuts, ongoing social unrest in Hong Kong and last but not least the late September announcement of a Democratic led impeachment inquiry of President Trump.

The fall-out of all of the aforementioned was a meaningful late period style rotation which pressured growth stocks and drove meaningful outperformance by value stocks. After lagging throughout the first eight months of 2019, value stocks gained significant ground on their growth counterparts during the third calendar quarter. Value stocks surged driven by a meaningful factor rotation in the marketplace that took place during the month of September in which investors aggressively sold growth/momentum stocks and rotated to areas of the market that have underperformed and were more value in orientation. The shift occurred in tandem with a significant rally in treasury yields which was reflective of what we believe was a string of steadying global economic growth statistics, which appeared to indicate some level of stabilization in the global economic outlook. The abruptness and velocity of the shift was notable in its magnitude particularly during the month of September, with the Russell 2000® Growth underperforming the Russell 2000® Value by 596 basis points (bps) for the month.

The Value rotation was particularly painful for the fastest growing companies within the Russell 2000® Growth benchmark. According to a recent report from Steve DeSanctis of Jeffries, the top quartile of companies measured by sales growth declined by -10.09% for the third quarter, underperforming the Russell 2000® Growth Index total return of -4.17%. This underperformance represented a meaningful shift in trend from the first half of calendar 2019 where the top quartile of companies measured by sales growth appreciated by +19.47% on a year-to-date basis through September 30, 2019 and substantially outperformed the aggregate Russell 2000® Growth Index which returned +15.34% for the same period.

Investment Analysis:

The headwinds to growth and challenging stock selection within the Emerald Growth Fund led to the portfolio’s relative underperformance to the benchmark for the trailing period. At the sector level, underperformance within the Technology, Producer Durables, Consumer Discretionary and Financial Services sectors offset relative outperformance within the Healthcare, Consumer Staples and Energy sectors.

Relative underperformance within the Technology sector was the most significant detractor to return for the period driven by challenging stock selection within the software, electronic entertainment and telecommunications industries. Performance within the Producer Durables, Consumer Discretionary, and Financial Services sectors also detracted from performance for the period driven largely by relative underperformance within the air transport, machinery, back office, specialty retail, and education services industries.

Relative underperformance in the aforementioned sectors was partially offset by relative outperformance within the Healthcare, Consumer Staples and Energy sectors. The Healthcare sector was the largest positive contributor to return for the period driven by stock selection within the biotechnology, pharmaceuticals and healthcare services industries. Also contributing was performance within the Consumer Staples and Energy sectors, and specifically, holdings within the foods, energy equipment and alternative energy industries.

Exiting October 2019, the portfolio held the largest active exposure to the Consumer Discretionary, Consumer Staples and Financial Services sectors. Thoughts on those sectors and other areas of notable opportunity/ portfolio exposure are highlighted below:

•	The overweight position in the Consumer Discretionary sector is comprised of a diverse subset of companies within the casino & gambling, specialty retail, education services, home building, leisure time, diversified retail, apparel & shoes, and restaurant industries. Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) believes that even amidst a more moderate consumer spending backdrop, these companies are positioned to benefit from company-specific initiatives to capture market-share and drive growth.

•	Similarly, the overweight to the Consumer Staples sector is comprised largely of a select group of niche high growth opportunities within the foods industry, which are poised to benefit from the addition of new retail outlets, expansion of shelf space within those outlets, market share gains, and further acquisition activity to build-out their individual stable of brands.

•	The Fund also held a relative overweight position to the Financial Services sector. Emerald continues to find opportunities in the sector, specifically within the banking, consumer lending and multi-line insurance industries. Within the banking industry, we believe that lower

Semi-Annual Report | October 31, 2019	1

Emerald Growth Fund	Manager Commentary

October 31, 2019 (Unaudited)

net interest margin and Earnings Per Share (EPS) expectations have already been factored into small capitalization bank stocks with banks in the Russell 2000 trading 23% below their 20 year median on a Price-to-Earnings (P/E) basis and 11% below their 20 year median on a Price to Tangible Book Value (P/TBV) basis. Further, we believe that net interest margins are poised to move higher over next several quarters as loan yields are starting to hit floors, and thus we believe there will be less pressure on earning asset yields in the 2H’19 and 2020. Lastly, our longer-term consolidation theme continues to playout as expected, with 81 deals announced during the third calendar quarter of 2019, which when annualized translates to 5.93% of all Federal Deposit Insurance Corporation (FDIC) insured banks being acquired. In fact, according to an October 1, 2019 industry brief from Raymond James, calendar year 2019 is on track to be the strongest year for mergers and acquisitions (M&A) activity since 1991.

•	The Healthcare sector, while underweight relative to the benchmark, also remains an area of meaningful exposure within the portfolio. At the industry level, the biotechnology industry remains the largest aggregate exposure. We continue to look for innovative therapeutics that can command premium pricing, though we note that competition for small niche patient populations is becoming a challenge. That being said, there continues to be a high-level of successful innovation in the marketplace. There were 14 drugs approved by the U.S. Food and Drug Administration (FDA) during the third quarter bringing the year-to-date total to 27 approvals. As a point of reference, on average the FDA has approved approximately 10.8 drugs per quarter from 2015-2018. Further, we also believe there is a developing opportunity in companies that have launched drugs in the past 2-3 years, as it often takes small companies several quarters to get their commercial organization running efficiently. Rounding out the portfolio’s Healthcare sector exposure are niche opportunities within the healthcare services, medical equipment, medical & dental instruments and pharmaceutical industries. While we continue to see select opportunities within the Healthcare sector, our enthusiasm for the broader sector remains guarded as we expect healthcare policy to remain a key point of debate and source of heightened sector volatility over the course of the 2020 Presidential Election Cycle.

Market Outlook:

As we look to the balance of 2019, recession fears appear to be subsiding and confidence increasing as both global manufacturing and global economic growth are showing signs of stabilization. From an earnings perspective, third quarter EPS for the S&P 500 are tracking toward a (-1%) year over year decline. While this is better than the (-3 to -4%) decline expected at the beginning of earnings season, the third quarter decline in earnings marks the first decline since the 2015-2016 manufacturing recession, according to a November 11, 2019 report from Savita Subramanian of Bank of America Merrill Lynch. According to the same report, forward estimates for the fourth quarter have continued to be revised downward as well with EPS for the S&P 500 now expected to be approximately flat, as compared to +3% growth expected on October 1. The market, however, appears to be looking through the weak absolute growth rates and is focused on a reacceleration in global economic growth and earnings growth in 2020. Therefore, in the near-term as long as incoming economic data and progress on trade continue to support the narrative of a 2020 global economic and earnings growth reacceleration, we believe the market is likely to be stable to higher through year-end. With that said, any deviation from that narrative whether from incoming economic data points, trade developments with China or perceived implications from changes in the political landscape (impeachment/2020 election) is likely to result in heightened market volatility.

Moving beyond 2019, the pace at which global growth can accelerate however, remains a significant point of uncertainty as the twin headwinds to business investment: China Trade Policy and Brexit remain unresolved. As a consequence, we do not believe the Federal Reserve’s (Fed) efforts to lower rates is likely to result in a meaningful uptick in economic growth until there is visible path to resolution with China. Even then, we question how quickly global growth can accelerate if growth in China continues to stagnate as we believe the lingering impact from the tariff driven shift of manufacturing to locations outside of China is likely to remain a headwind to growth. Under this scenario, and as we look around the globe, we believe the U.S. economy, thanks to the U.S. consumer, will remain the strongest of the developed market economies. Within this backdrop of a slowing but still growing U.S. economy, we believe small capitalization stocks which on a relative P/E of small vs. large capitalization stocks (at 0.9x) trade at a 17-year low to their large capitalization peers (according to a recent report from Jill Carey Hall of Bank of America Merrill Lynch), as well as growth stocks, given the ongoing scarcity of growth in the market, remain particularly well positioned.

Emerald as always remains focused on utilizing our fundamental bottom up research process to identify the most attractive growth opportunities within the small capitalization universe.

Top Contributors	Top Detractors
Reata Pharmaceuticals	ForeScout Technologies Inc.
Trex Company	Green Dot Corporation
Karyopharm Therapeutics Inc.	Pluralsight Inc.
Churchill Downs Inc.	Glu Mobile Inc.
Tetra Tech Inc.	Chegg Inc.

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

2	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

October 31, 2019 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Growth Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point.

Earnings per share (EPS) is calculated as a company's profit divided by the outstanding shares of its common stock. The resulting number serves as an indicator of a company's profitability. It is common for a company to report EPS that is adjusted for extraordinary items and potential share dilution.

The price-to-earnings ratio (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings (EPS).

The price to tangible book value (PTBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company's balance sheet. The tangible book value number is equal to the company's total book value less than the value of any intangible assets.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Semi-Annual Report | October 31, 2019	3

Emerald Growth Fund	Manager Commentary

October 31, 2019 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Trex Co., Inc.	2.72%
Chegg, Inc.	2.55%
Reata Pharmaceuticals, Inc.	2.22%
Five Below, Inc.	2.11%
Freshpet, Inc.	1.95%
NeoGenomics, Inc.	1.91%
Planet Fitness, Inc.	1.90%
Churchill Downs, Inc.	1.86%
Ciena Corp.	1.85%
LendingTree, Inc.	1.76%
Top Ten Holdings	20.83%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Health Care	27.11%
Consumer Discretionary	20.90%
Technology	16.35%
Financial Services	12.85%
Producer Durables	10.38%
Consumer Staples	5.14%
Materials & Processing	3.66%
Utilities	2.45%
Energy	0.89%
Cash, Cash Equivalents, & Other Net Assets	0.27%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October 31, 2019)

						Since	Expense Ratio
	6 Month	1 Year	3 Year	5 Year	10 Year	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	-4.23%	6.98%	14.49%	9.70%	14.94%	11.01%	1.01%	1.01%
Class A (MOP)	-8.79%	1.89%	12.66%	8.64%	14.37%	10.81%	1.01%	1.01%
Russell 2000® Growth Index(3)	-1.73%	6.40%	13.22%	8.38%	13.38%	8.19%
Class C (NAV)	-4.59%	6.28%	13.73%	8.98%	14.18%	6.22%	1.66%	1.66%
Class C (CDSC)	-5.54%	5.34%	13.73%	8.98%	14.18%	6.22%	1.66%	1.66%
Russell 2000® Growth Index(3)	-1.73%	6.40%	13.22%	8.38%	13.38%	8.19%
Investor Class	-4.29%	6.93%	14.44%	9.66%	–	10.73%	1.06%	1.06%
Russell 2000® Growth Index(3)	-1.73%	6.40%	13.22%	8.38%	13.38%	8.19%
Institutional Class	-4.09%	7.35%	14.85%	10.05%	15.29%	14.22%	0.71%	0.71%
Russell 2000® Growth Index(3)	-1.73%	6.40%	13.22%	8.38%	13.38%	8.19%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Institutional Class: 10/21/2008, Investor Class: 05/01/2011
(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2020 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2020, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(3)	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

October 31, 2019 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2019)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2019	5

Emerald Small Cap Value Fund	Manager Commentary

October 31, 2019 (Unaudited)

October 31, 2019

Dear Shareholders:

Investment Results:

The performance of the Emerald Small Cap Value Fund Investor Class, for the six months ended October 31, 2018, reflected a gain of +2.18% (without sales load) outperforming the Russell 2000® Value Index which was down (-0.53%).

Performance data quoted represents past performance. Past performance does not guarantee future results.

At the end of August, we saw a shift in investors’ sentiment away from momentum and expensive stocks, and at the same time crowding into low valuation companies. This was a positive for small cap value stocks. However, will it last given weaker domestic economic data, lackluster earnings growth, and geopolitical concerns? (See our thoughts below)

Investment Analysis:

The Emerald Small Cap Value Fund (the “Small Cap Value Fund”) (without sales load) outperformed its benchmark for the 6-month period ended October 31, 2019. At the sector level, relative outperformance was driven by stock selection within the Materials & Processing, Energy, Financials, and Healthcare sectors. Relative underperformance was observed within Consumer Technology and Technology sectors, and a relative underweight to the benchmark’s Utilities sector.

As we mentioned in the past, banks are very important part of our benchmark and The Small Cap Value Fund’s portfolio. Banks and thrifts represent over 20% of the Russell 2000® Value holdings by weight. With recent changes to Fed policy and its impact on the yield curve, we anticipate headwinds for banks as we move into the third quarter 2019 earnings season. These headwinds will be driven by margin pressure due to the recent movement in London Interbank Offered Rate (LIBOR) rates and the most recent rate cut and the expectation for a third rate cut in December of 2019.

We anticipate continued downward pressure on net interest margins as banks report earnings given that the cost of deposits for banks have not moved down as fast as yields on adjustable/variable rate loans have adjusted downward after the most recent rate cuts. In fact, we expect the average net interest margin to be down 2 to 4 bps when banks report. During our most recent meetings with bank management teams, our takeaway has been that while rate cards for Certificates of Deposit (CDs) have moved lower and certainly, money market rates have reduced, these rates did not move by 25 basis points after the Fed cut in July. Our expectation is for cost of deposits to further reduce in 4Q19 and 1Q20 but net interest margin pressure will not subside until 1Q20.

While management teams have done a good job reducing expenses via branch closures and renegotiating contracts with core providers as well as reducing their labor force, we believe that expense reductions and share buybacks will not be enough to offset lower loan yields, slowing loan growth and stubborn deposit costs. As a result, our expectations are for an increased number of downward earnings revisions when banks report their third quarter results.

However, we believe the lower Net Interest Margin (NIM) and Earnings Per Share (EPS) expectations for 3Q19 are priced into the small cap bank stocks. In fact, we think the sector has been oversold. Banks in the Russell 2000 are trading 23% below their 20-year median on a Price-to-Earnings (P/E) basis and 11% below their 20-year median on a Price to Tangible Book Value (P/TBV) basis. To get back to their median relative P/TBV of past 10 years, small banks would have to write off 36% of their book value(1).

Additionally, we see an improving net interest margin scenario on the horizon as loan yields are starting to hit floors and thus we believe there will be less pressure on earning asset yields in the 2H19 and 2020. As a result, we believe that net interest margins for community banks as a group will be down 2-4 bps for the second half of 2019 but will stabilize and rise into the first half of 2020. Therefore, during the quarter, we reduced our exposure to banks, but we are still equal-weight to the industry within our benchmark.

We continue to believe that the Small Cap Value Fund’s portfolio is well positioned to benefit from a slowing, yet growing, domestic economy and the eventual turnaround in domestically focused industries. We continue to search for and invest in high quality companies that generate prodigious amounts of free cash flow, as well as financial services enterprises that trade significantly below their terminal value.

Market Outlook:

The economic data in the past few months have been telling us that the US economy is slowing down. While the overall economy seems okay, there is a material slowdown in manufacturing. In 3Q19, the Institute of Supply Management (ISM) Manufacturing Purchasing Managers Index (PMI) averaged 49.4 for the quarter, down from 52.2 in 2Q19, and 58.7 for all 2018, the best year since 2004. The September ISM reading of 47.8

6	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary

October 31, 2019 (Unaudited)

represented the 2nd consecutive monthly decline after 30 months of manufacturing growth since the sector emerged from recession in autumn of 2016, and the weakest report in more than 10 years (since June 2009). ISM metrics have deteriorated every month this year (save March). However, Industrial production and capacity utilization remained at high levels through August 2019, with the data showing little to no moderation from levels in 2Q19. The fear is that the manufacturing sector’s problems, while not as big as it was in the past, will spillover to healthier parts of the economy.

There are many other worries on investors’ minds: We are in the 11th year of economic expansion, trade wars, yield curve inversion, slowing global economies (China 3Q19 Gross Domestic Product (GDP) lowest in three decades), Brexit, impeachment, etc. These headwinds have also shaken US CEOs’ confidence, with the latest reading (survey by the Conference Board) plunging into recession territory, thus explaining slowdowns in capital spending. While employment data continues to be strong, with unemployment claims remaining close to a five-decade low, the unemployment rate is a lagging indicator, and can worsen as trade wars protract and/or the US consumer would show signs of spending fatigue.

We believe that these concerns about a looming recession (timing uncertain), as well as lackluster earnings growth for small cap companies, are the causes for small caps underperformance by almost 600 bps relative to large caps year to date. Despite a strong performance in September for small cap value stocks, the Russell 2000® Value (R2V) is trailing the Russell 2000® Growth (R2G) by over 300 bps year to date, but growth’s edge over the last 12 months has almost entirely disappeared. Recently, valuations started to matter, and investors were not willing to buy growth at any price. The big question is, can the value rally continue?

We say: Value is cheap! On a P/E basis the R2V trades at 14.7X vs. the R2G at 24.8X, whereas, 41% of the companies in the growth benchmark are loss making vs. 27% in value benchmark. The R2V is also historically significantly cheaper relative to the R2G for the following valuation metrics: Price to Cash Flow, Price to Sales, and P/E to Growth(2). In addition, if the Fed continues to lower rates and facilitate easing monetary policy, the dollar should weaken and it would favor longer duration equities more prevalent within small-caps. If there would not be a recession next year, 2020 earnings growth would re-accelerate. 2020 earnings growth for small caps are expected to be 18.5% vs. 9% for large caps, and 18.7% for small cap value vs. 12.6% for small cap growth(3). With broadening earnings growth, the premium for growth companies should diminish.

We believe that the backdrop is positive for small cap value stocks to continue to outperform other asset classes. However, we have two concerns about our thesis: 1. Since banks make up over 20% of our benchmark, without their leadership, it would be hard to beat growth. Moreover, with the Fed lowering rates, banks will have tough time showing earnings growth in the near term. However, as stated above, we believe that conditions will improve in 1H20, and currently banks are trading at trough valuations; 2. If plunging rates mean that the global economy is heading into a recession, then large caps will have the upper hand, as investors will shy away from riskier small cap companies.

As always, we will continue to seek attractive investment opportunities for our clients by focusing on high-quality companies identified and evaluated by our fundamental research and active portfolio management.

Top Contributors	Top Detractors
Kirkland Lake Gold Ltd.	Whiting Petroleum Corporation
Aaron’s, Inc.	Gray Television, Inc.
Reata Pharmaceuticals, Inc.	Blucora, Inc.
Rexford Industrial Realty, Inc.	PlayAGS, Inc.
Universal Forest Products, Inc.	Magnolia Oil & Gas Corp.

Sincerely,

Ori Elan	Steven E. Russell, Esq.
Vice President	Vice President
Portfolio Manager	Portfolio Manager

Emerald Mutual Fund Advisers Trust

Semi-Annual Report | October 31, 2019	7

Emerald Small Cap Value Fund	Manager Commentary

October 31, 2019 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Small Cap Value Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The term Russell 2000® Value Index refers to a composite of small cap companies located in the United States that also exhibit a value probability. The Russell 2000® Value is published does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth.

(1)	Raymond James, Institutional Equity Strategy, 04 September, 2019
(2)	Jefferies, JEF's Valuation Handbook—Despite Shifts Last Month, No Change in Rel Valuations, 03 October, 2019
(3)	Jefferies, JEF's SMID-Cap Strategy—Q3 '19 Recap & Outlook, 02 October, 2019

Tangible book value (TBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company's balance sheet. The tangible book value number is equal to the company's total book value less the value of any intangible assets.

The London Interbank Offered Rate (LIBOR) is a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans.

Net interest margin is a metric that examines how successful a firm's investment decisions are compared to its debt situations.

The ISM Manufacturing Index is a widely-watched indicator of recent U.S. economic activity. The index is often referred to as the Purchasing Manager's Index (PMI).

8	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary

October 31, 2019 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Rexford Industrial Realty, Inc.	2.96%
Aaron's, Inc.	2.73%
Photronics, Inc.	2.53%
Kirkland Lake Gold, Ltd.	2.51%
Universal Forest Products, Inc.	2.50%
Meta Financial Group, Inc.	2.37%
ICF International, Inc.	2.21%
Delek US Holdings, Inc.	2.21%
Cubic Corp.	2.05%
OSI Systems, Inc.	2.01%
Top Ten Holdings	24.08%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Financial Services	41.49%
Producer Durables	16.89%
Consumer Discretionary	12.80%
Technology	11.54%
Materials & Processing	6.28%
Energy	5.79%
Health Care	2.97%
Utilities	1.17%
Cash, Cash Equivalents, & Other Net Assets	1.07%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October 31, 2019)(1),(2)

					Since	Expense Ratio
	6 Month	1 Year	3 Years	5 Years	Inception(2)	Gross(3)	Net(3)
Class A (NAV)	2.19%	5.76%	8.91%	6.26%	9.33%	2.89%	1.35%
Class A (MOP)	-2.61%	0.71%	7.16%	5.23%	8.58%	2.89%	1.35%
Russell 2000® Value Index(4)	-0.53%	3.22%	8.60%	6.24%	9.79%
Class C (NAV)	1.87%	5.13%	8.24%	5.56%	8.62%	3.44%	2.00%
Class C (CDSC)	0.87%	4.35%	8.24%	5.56%	8.62%	3.44%	2.00%
Russell 2000® Value Index(4)	-0.53%	3.22%	8.60%	6.24%	9.79%
Investor Class	2.18%	5.87%	9.11%	6.43%	9.50%	2.83%	1.25%
Russell 2000® Value Index(4)	-0.53%	3.22%	8.60%	6.24%	9.79%
Institutional Class	2.41%	6.18%	9.34%	6.63%	9.72%	2.44%	1.00%
Russell 2000® Value Index(4)	-0.53%	3.22%	8.60%	6.24%	9.79%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	As of June 26, 2015, the Emerald Small Cap Value Fund was reorganized as a successor to the Elessar Small Cap Value Fund (the Predecessor Fund), a series of Elessar Investment Trust. The performance shown for periods prior to June 26, 2015 reflects the performance of the Predecessor Fund's Institutional Class and Investor Class shares. The Predecessor Fund did not offer Class A or Class C shares. The performance shown for Class A and C shares prior to June 30, 2015 reflect the historical performance of the Predecessor Fund’s Institutional and Investor Shares since inception on October 15, 2012, calculated using the fees and expenses of Class A and C shares, respectively.
(2)	Commencement Dates - Class A: 06/30/2015, Class C: 06/30/2015, Institutional Class: 10/15/2012, Investor Class:10/15/2012
(3)	Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2020 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.00% and 1.25% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2020, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.

Semi-Annual Report | October 31, 2019	9

Emerald Small Cap Value Fund	Manager Commentary

October 31, 2019 (Unaudited)

(4)	The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

10	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary

October 31, 2019 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2019)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2019	11

Emerald Insights Fund	Manager Commentary

October 31, 2019 (Unaudited)

October 31, 2019

Dear Shareholders:

Investment Results:

The performance of the Emerald Insights Fund (the “Insights Fund”) Class A Shares (without the sales load) for the six months ended October 31, 2019 reflected a return of +0.26%, trailing the Russel 3000® Growth Index benchmark return of +4.05%. Performance for the period suffered in large part due to the continued flow of funds into low volatility, bond proxy, momentum-type names as well as from the severe underperformance of small capitalization stocks (an area of overweight for the Fund) vs. large caps in the benchmark.

Performance data quoted represents past performance. Past performance does not guarantee future results.

Investment Analysis:

From an economic perspective, indicators were mixed during the period - with most consumer, employment and housing related measures registering moderate strength, with domestic manufacture, construction and corporate profit measures weakening and then stabilizing as the period progressed. Monetary indicators improved, with M2 growth(1) improving and the Fed cutting rates twice for a total of 50 basis points (bps). The yield curve, as measured by the U.S. 10/1 year note/bill ratio, inverted and then normalized toward the end of the reporting period, although negative rates persisted in many global economies. The ongoing trade war had a negative impact on a number of the Insights Fund holdings over the period, but trade tensions appeared to ease as the reporting cycle progressed.

The Insights Fund portfolio continued to have estimated earnings growth rates substantially above the benchmark per our internal estimates (>300bps), while at the same time trading at a discount on Price/Cash Flow, Price/Book and Price/Sales ratios. The Insights Fund had a lower weighted average market capitalization than the benchmark but was still very large, and contained more non-earners than the benchmark in the Technology and Healthcare sectors. This exposure to non-earners as well as our overweight vs. the benchmark to some smaller, high-growth names, detracted from performance, as non-earners and small-caps were some of the indices worst performers.

Market Outlook:

After more than two years of low volatility, low growth, bond proxy momentum stock outperformance, the market finally began to witness a sector rotation into growthier, and in some cases more cyclically oriented exposure - an area where Emerald has generally been overweight. Given our portfolio growth/valuation metrics mentioned above, if this growth/valuation disparity narrows, we believe our portfolio is positioned to take advantage of the rotation as well as any movement back to small caps which are tracking toward historic valuation lows vs. large caps.

Related to the domestic U.S. economy, based on the current data in front of us, we do not believe a recession is likely in the next one year period. It is widely held that consumer spending constitutes at least 70% of GDP, while manufacturing, which is clearly in a slowdown, makes up just 11% of economic activity. By most measures the consumer is in good shape. Employment is at record levels, the savings rate, consumer sentiment and retail a sales are strong, and monetary policy is stimulative. Mortgage rates, inflation and unemployment are all at extreme lows - hardly an environment for a contraction. As growth managers with a belief that earnings growth drives stock prices, and while earnings growth was weak during the reporting period, we expect growth to re-emerge as 2020 progresses, especially for some of the Fund’s overweight sectors like Energy and Materials. At this point, we are comfortable that, absent an exogenous shock, i.e. Trade, Geopolitics, no recession is in the near-term offing.

The Insights Fund’s portfolio remains overweight the Energy, Material and Utilities sectors. We are underweight Technology, Staples, Consumer Discretionary, Financials, and Producer Durables and approximately equal weight Healthcare. We think we have the correct balance of secular and cyclical growers, along with exposure to names that position us defensively should the economy falter, offset by higher-octane holdings in Energy, Materials, Banking, Software, and Security. This barbell approach has served us well in the past. We continue to employ our 10-step research process to identify and analyze high growth companies with strong management teams and differentiated, competitively defensible technologies. We feel confident that over time our process will result in rust-adjusted returns above our benchmark.

Top Contributors	Top Detractors
InMode Ltd.	Glu Mobile Inc.
Apple Inc.	PlayAGS, Inc.
Reata Pharmaceuticals, Inc. Class A	Chart Industries, Inc.
Microsoft Corporation	Amazon.com, Inc.
Trex Company, Inc.	Malibu Boats Inc Class A

David A. Volpe, CFA	Stephen L. Amsterdam	Joseph Hovorka
Deputy Chief Investment Officer	Associate Portfolio Manager	Associate Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

12	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

October 31, 2019 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Insights Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth.

The price-to-cash flow (P/CF) ratio is a stock valuation indicator or multiple that measures the value of a stock’s price relative to its operating cash flow per share.

The price-to-book ratio compares a company's market value to its book value. The market value of a company is its share price multiplied by the number of outstanding shares. The book value is the net assets of a company.

The price-to-sales (P/S) ratio is a valuation ratio that compares a company’s stock price to its revenues. It is an indicator of the value placed on each dollar of a company’s sales or revenues.

The U.S. 10 year note/1 year bill ratio is a ratio of normally positive sloping interest rates across maturities of identical credit instruments.

(1)	M2 is a measure of the money supply that includes cash, checking deposits, and easily convertible near money.

Semi-Annual Report | October 31, 2019	13

Emerald Insights Fund	Manager Commentary

October 31, 2019 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Microsoft Corp.	5.39%
Apple, Inc.	4.84%
Amazon.com, Inc.	4.54%
Alphabet, Inc.	3.53%
iShares Expanded Tech-Software Sector ETF	2.57%
Chegg, Inc.	2.30%
Harsco Corp.	2.15%
Trex Co., Inc.	2.04%
Visa, Inc.	1.91%
LendingTree, Inc.	1.88%
Top Ten Holdings	31.15%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Technology	32.58%
Health Care	16.94%
Consumer Discretionary	14.44%
Producer Durables	9.03%
Financial Services	8.31%
Materials & Processing	4.35%
Energy	4.24%
Consumer Staples	3.44%
Utilities	1.60%
Cash, Cash Equivalents, & Other Net Assets	5.07%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October 31, 2019)

					Since	Expense Ratio
	6 Month	1 Year	3 Year	5 Year	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	0.26%	11.65%	13.54%	7.47%	7.53%	2.19%	1.35%
Class A (MOP)	-4.47%	6.37%	11.71%	6.43%	6.53%	2.19%	1.35%
Russell MidCap® Growth Index(3)	2.04%	18.93%	16.81%	10.92%	11.47%
Russell 3000® Growth Index(4)	4.05%	16.34%	18.50%	13.05%	13.67%
Class C (NAV)	0.00%	10.92%	12.79%	6.74%	6.79%	2.84%	2.00%
Class C (CDSC)	-1.00%	10.06%	12.79%	6.74%	6.79%	2.84%	2.00%
Russell MidCap® Growth Index(3)	2.04%	18.93%	16.81%	10.92%	11.47%
Russell 3000® Growth Index(4)	4.05%	16.34%	18.50%	13.05%	13.67%
Investor Class	0.35%	11.71%	13.49%	7.42%	7.46%	2.24%	1.40%
Russell MidCap® Growth Index(3)	2.04%	18.93%	16.81%	10.92%	11.47%
Russell 3000® Growth Index(4)	4.05%	16.34%	18.50%	13.05%	13.67%
Institutional Class	0.43%	11.95%	13.85%	7.77%	7.82%	1.89%	1.05%
Russell MidCap® Growth Index(3)	2.04%	18.93%	16.81%	10.92%	11.47%
Russell 3000® Growth Index(4)	4.05%	16.34%	18.50%	13.05%	13.67%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Date – August 1, 2014.
(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2020 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2020, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(3)	The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(4)	The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

14	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

October 31, 2019 (Unaudited)

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Semi-Annual Report | October 31, 2019	15

Emerald Insights Fund	Manager Commentary

October 31, 2019 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2019)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

16	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

October 31, 2019 (Unaudited)

October 31, 2019

Dear Shareholders:

Investment Results:

The Emerald Banking & Finance Fund (the “Banking & Finance Fund”) outperformed the Russell 2000® Index for the six months ended October 31, 2019, returning 0.52% (without sales charge) vs. (-1.09)% for the Index. During the six month ended October 31, 2019, the Russell 2000® Financial Services Index returned +2.95%; the SNL Small Cap U.S. Bank & Thrift Index gained +2.38% versus a +4.16% gain delivered by the Standard & Poor’s 500 Index and a loss of (-0.53)% for the Russell 2000® Value Index.

Performance data quoted represents past performance. Past performance does not guarantee future results.

Our April 30, 2019 Annual Report shareholder letter lamented the fact that,

Uncertainty continues to rule “bank land.” Will the yield curve invert? Will the Fed raise rates in 2019? Will the Fed cut rates? Will the strong dollar come home to roost? Will there be a trade deal with China? Iran...Venezuela...North Korea, etcetera, etcetera, etcetera.

Well in fact the yield curve did invert, although the 2 and 10 year yield curve only inverted for a matter of hours and in our opinion the curve needs to be inverted for several weeks before it becomes a reliable predictor of a recession. The Federal Reserve (Fed) did not raise rates but instead has cut rates by 25 basis points three times in 2019 nearly reversing all of the four increases in 2018, with the last cut lowering the range to 1.5% from 1.75%. There still has been no trade deal with China and there have been so many reports of trade deal- on and trade deal- off we fear this uncertainty will last well into 2020. Meanwhile investors seemingly have become numb to the headlines about global risks such as Iran, Venezuela, North Korea and now Syria as we close out 2019.

With that said, banks continue to grow earnings, loans and deposits while credit quality remains impressive despite the “one-off” concerns investors have endured related to shared national credits in the energy patch as well as quick service food franchises and healthcare. Despite the ongoing health and profitability of the banking sector, banks continue to trade at attractive valuations. Market sentiment was tempered as the three Fed interest rate decreases resulted in an almost immediate reduction in loan yields while deposit pricing typically lags Fed rate decreases by six months thus leading to a market sure to experience lower net interest margins in the second half of 2019 and so far this has played out as expected.

With that said the volatile ride continues as the financial sector continues its rebound from the dismal Q4’18 performance with Class A shares (HSSAX) having rebounded 18.57% from the bottom of December 24, 2018 through October 31, 2019 (without sales charge).

Investment Analysis:

Profitability at U.S. banks with less than $10 billion in assets continued their upward ascend despite fears of a slowing economy and the Fed cutting rates, according to S&P Global. According to the S&P Global Data Dispatch report, the median return on average equity among the 247 publicly traded banks and thrifts in the analysis was 10.69% for the quarter, slightly above the 10.68% posted in the third quarter of 2018. However, the group’s median net interest margin fell to 3.63% from 3.72% year-over-year.

To help offset the net interest margin compression management teams have successfully reduced expenses as they renegotiate contracts, rationalize the banks’ branch footprints and reduce wage expense. In the third quarter, dozens of banks reported a year-over-year decline in full-time employee numbers and we believe headcount and other expense shrinkage will continue to be a long term trend. With that said, the median efficiency ratio improved in Q3 to 59.60%, down from 60.38% in the year ago quarter.

Ten years after the “financial crisis” and credit quality remains, dare we say “pristine?” No, we won’t go that far we will say it remains “good.” The median net charge-off ratio for banks with less than $10 billion in assets increased 1 basis point year-over-year to 0.05%. As previously mentioned, we have seen some “one-off” credit deterioration in shared national credits focused in the energy, healthcare and franchise restaurant sectors but nothing that has proven to be a systemic issue. Moving forward we have been focusing our attention to agriculture loans. We believe loss of income resulting from the continuing trade war between the U.S. and China is forcing more farmers to tap the resilient value of their land to keep them going through next year’s planting season. According to a survey of lenders released at the American Bankers Association’s annual agricultural banking conference, more than 46% of bankers expect an increase in loans secured by farmland over the next year, compared with 37% who saw an uptick in this kind of financing over the previous 12 months. The findings suggest that many farmers are burning through cash they had put aside to weather unprofitable harvests from lower commodity prices. The equity stored in the value of their farmland is considered the last financial resort for some to cover operating expenses. So far, loans secured by farmland are holding up well, but bankers are growing increasingly concerned that credit quality will weaken if the trade war drags on much longer. Roughly three out of four of the agriculture lenders surveyed by the ABA and Farmer Mac said that farmers’ ability to repay loans is their top concern.

Semi-Annual Report | October 31, 2019	17

Emerald Banking and Finance Fund	Manager Commentary

October 31, 2019 (Unaudited)

Median year-over-year loan growth has slowed as loans grew 7.4% in Q3 down from 10.7% loan growth in the third quarter of 2018. Deposit growth also slowed to a median 7.8% year-over-year, down from 8.7% in the third quarter of 2018.

Market Outlook:

In our last shareholder letter we stated that, “the set-up for the next 12 months for the bank sector is the ‘haziest’ we have seen in some time.” We believe that the picture has cleared somewhat since then and feel incrementally more positive. While the trade war with China has not come to a conclusion we believe an agreement will be reached prior to the 2020 election, likely in the first half of 2020 and bank stocks will likely react positively. Additionally, we believe that several ongoing themes will support the bank stocks such as deregulation, solid credit quality, continued earnings growth, and merger activity.

We believe our long term consolidation theme will continue to play out as a tailwind for the sector. In Q3’19, 81 acquisitions were announced which when annualized translates to 5.93% of all FDIC insured banks being acquired. That 5.93% annualized rate was above the 5.13% reported in Q2’19 and the 4.73% reported in Q3’18. In fact, 2019 is on track to be the strongest year for M&A activity since 1991 and Q3’19 was the strongest third quarter in the data set. (Source: Raymond James Industry Brief - October 1st 2019)

Additionally, we see an improving net interest margin scenario on the horizon as loan yields are starting to hit floors and thus we believe there will be less pressure on earning asset yields in the 2H’19 and 2020. As a result, we believe that net interest margin for community banks as a group will be down 2-4 basis points in the 2H’19 but will stabilize and rise into the first half of 2020.

We believe that as in the fourth quarter of 2018, the expectations for lower net interest margins and slower earnings growth was priced into community stocks and the pull back in community bank valuations was overdone. In fact at the beginning of the month of September, banks in the Russell 2000 were trading 23% below their 20 year median on a price-to-earnings (P/E) basis and 11% below their 20 year median on a P/TBV basis. At those valuations, to get back to the relative P/TBV of the past 10 years, small banks would have to write off 31% of their book value. (Source: Raymond James; Equity Strategy September 4th 2019) We believe that community banks were oversold in the fourth quarter of 2018 leading to a rebound in performance in HSSAX of 18.57% from its low in 2018 seen on December 24th 2018. We believe the community bank sector is currently repricing from the oversold levels experienced in September of 2019. In fact, HSSAX has rebounded 6.86% from its low in the month of September 2019 (September 3, 2019).

We believe that bank valuations will continue to rebound to the median 10 year historical valuations at a minimum. Our focus remains on seeking companies capable of producing above average organic growth, relatively stable net interest margin moving forward, and improving earnings power aided by lower efficiency ratios, with potential for accretive mergers and acquisition activity, as we deploy Emerald’s 10-step research process.

Top Contributors	Top Detractors
Meta Financial Group, Inc.	Merchants Bancorp
Kirkland Lake Gold Ltd.	Green Dot Corporation Class A
Stewardship Financial Corporation	Bank of N.T. Butterfield & Son Limited
Amerant Bancorp Inc. Class A	SVB Financial Group
MoneyGram International, Inc.	CBTX, Inc.

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

18	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

October 31, 2019 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Banking and Finance Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Financial Services Index – is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

SNL Small Cap Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL's coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of April 30, 2019.

The Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth.

Semi-Annual Report | October 31, 2019	19

Emerald Banking and Finance Fund	Manager Commentary

October 31, 2019 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Triumph Bancorp, Inc.	3.87%
Meta Financial Group, Inc.	3.70%
Bancorp, Inc.	3.68%
Metropolitan Bank Holding Corp.	3.64%
Bank7 Corp.	3.34%
Esquire Financial Holdings, Inc.	3.16%
ServisFirst Bancshares, Inc.	3.16%
Amerant Bancorp, Inc.	3.15%
Innovative Industrial Properties, Inc.	2.47%
Kirkland Lake Gold, Ltd.	2.42%
Top Ten Holdings	32.59%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Banks: Diversified	67.12%
Banks: Savings, Thrift & Mortgage Lending	9.39%
Consumer Lending	3.60%
Equity Reit - Industrial	3.20%
Diversified Financial Services	2.82%
Mining	2.58%
Computer Services Software & Systems	2.29%
Asset Management & Custodian	1.97%
Insurance: Property-Casualty	1.56%
Commercial Finance & Mortgage Companies	1.50%
Insurance: Multi-Line	0.93%
Equity Reit - Office	0.86%
Financial Data & Systems	0.65%
Advertising Agencies	0.53%
Equity Reit - Diversified	0.24%
Cash, Cash Equivalents, & Other Net Assets	0.76%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October 31, 2019)

	6				10	Since	Expense Ratio
	Month	1 Year	3 Year	5 Year	Year	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	0.52%	-2.21%	9.45%	9.15%	12.36%	8.53%	1.42%	1.42%
Class A (MOP)	-4.25%	-6.86%	7.69%	8.09%	11.82%	8.30%	1.42%	1.42%
Russell 2000® Index(3)	-1.09%	4.91%	10.96%	7.37%	12.27%	7.97%
Russell 2000® Financial Services Index(4)	2.95%	9.48%	10.39%	8.71%	12.62%	8.52%
Class C (NAV)	0.14%	-2.88%	8.73%	8.44%	11.65%	8.51%	2.07%	2.07%
Class C (CDSC)	-0.86%	-3.62%	8.73%	8.44%	11.65%	8.51%	2.07%	2.07%
Russell 2000® Index(3)	-1.09%	4.91%	10.96%	7.37%	12.27%	7.97%
Russell 2000® Financial Services Index(4)	2.95%	9.48%	10.39%	8.71%	12.62%	8.52%
Investor Class	0.48%	-2.24%	9.48%	9.17%	–	11.04%	1.47%	1.47%
Russell 2000® Index(3)	-1.09%	4.91%	10.96%	7.37%	12.27%	7.97%
Russell 2000® Financial Services Index(4)	2.95%	9.48%	10.39%	8.71%	12.62%	8.52%
Institutional Class	0.65%	-1.88%	9.82%	9.51%	–	13.26%	1.12%	1.12%
Russell 2000® Index(3)	-1.09%	4.91%	10.96%	7.37%	12.27%	7.97%
Russell 2000® Financial Services Index(4)	2.95%	9.48%	10.39%	8.71%	12.62%	8.52%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Institutional Class: 03/19/2012, Investor Class: 03/16/2010

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2020 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent

20	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

October 31, 2019 (Unaudited)

that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2020, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

(4)	The Russell 2000® Financial Services Index is an additional index, and is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Semi-Annual Report | October 31, 2019	21

Emerald Banking and Finance Fund	Manager Commentary

October 31, 2019 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2019)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

22	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period May 1, 2019 through October 31, 2019.

Actual Expenses

The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expense Ratio(a)	Expense Paid During Period 5/01/19 - 10/31/19(b)
Emerald Growth Fund
Class A
Actual	$1,000.00	$957.70	1.01%	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	1.01%	$5.13
Class C
Actual	$1,000.00	$954.10	1.67%	$8.20
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	1.67%	$8.47
Institutional Class
Actual	$1,000.00	$959.10	0.69%	$3.40
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.69%	$3.51
Investor Class
Actual	$1,000.00	$957.10	1.05%	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	1.05%	$5.33

Emerald Small Cap Value Fund
Class A
Actual	$1,000.00	$1,021.90	1.35%	$6.86
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	1.35%	$6.85
Class C
Actual	$1,000.00	$1,018.70	2.00%	$10.15
Hypothetical (5% return before expenses)	$1,000.00	$1,015.08	2.00%	$10.13
Institutional Class
Actual	$1,000.00	$1,024.10	1.00%	$5.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	1.00%	$5.08
Investor Class
Actual	$1,000.00	$1,021.80	1.25%	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	1.25%	$6.34

Semi-Annual Report | October 31, 2019	23

Emerald Funds	Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expense Ratio(a)	Expense Paid During Period 5/01/19 - 10/31/19(b)
Emerald Insights Fund
Class A
Actual	$1,000.00	$1,002.60	1.35%	$6.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	1.35%	$6.85
Class C
Actual	$1,000.00	$1,000.00	2.00%	$10.05
Hypothetical (5% return before expenses)	$1,000.00	$1,015.08	2.00%	$10.13
Institutional Class
Actual	$1,000.00	$1,004.30	1.05%	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	1.05%	$5.33
Investor Class
Actual	$1,000.00	$1,003.50	1.40%	$7.05
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.40%	$7.10

Emerald Banking and Finance Fund
Class A
Actual	$1,000.00	$1,005.20	1.49%	$7.51
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	1.49%	$7.56
Class C
Actual	$1,000.00	$1,001.40	2.13%	$10.72
Hypothetical (5% return before expenses)	$1,000.00	$1,014.43	2.13%	$10.79
Institutional Class
Actual	$1,000.00	$1,006.50	1.13%	$5.70
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	1.13%	$5.74
Investor Class
Actual	$1,000.00	$1,004.80	1.50%	$7.56
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	1.50%	$7.61

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

24	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments

October 31, 2019 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 99.73%
Consumer Discretionary: 20.90%
768,349	American Eagle Outfitters, Inc.	$11,817,208
1,044,667	Chegg, Inc.(a)	32,029,490
164,826	Children's Place, Inc.	13,500,898
179,706	Churchill Downs, Inc.	23,359,983
202,299	Chuy's Holdings, Inc.(a)	4,930,027
487,123	Del Taco Restaurants, Inc.(a)	3,719,184
211,882	Five Below, Inc.(a)	26,508,557
191,070	Jack in the Box, Inc.	16,053,701
249,281	Marcus Corp.	8,999,044
202,187	Meritage Homes Corp.(a)	14,575,661
575,849	Noodles & Co.(a)	3,069,275
246,016	Ollie's Bargain Outlet Holdings, Inc.(a)	15,715,502
374,933	Planet Fitness, Inc., Class A(a)	23,868,235
523,272	SeaWorld Entertainment, Inc.(a)	13,824,846
430,101	Steven Madden, Ltd.	17,711,559
381,200	Taylor Morrison Home Corp., Class A(a)	9,549,060
370,375	Tilly's, Inc., Class A	3,800,047
250,360	Urban Outfitters, Inc.(a)	7,185,332
370,606	YETI Holdings, Inc.(a)	12,344,886
		262,562,495

Consumer Staples: 5.14%
945,701	BellRing Brands, Inc., Class A(a)	16,521,397
7,184	Boston Beer Co., Inc., Class A(a)	2,690,121
469,817	Freshpet, Inc.(a)	24,552,636
847,045	Simply Good Foods Co.(a)	20,786,484
		64,550,638

Energy: 0.89%
478,011	New Fortress Energy LLC(a)	8,240,910
120,420	Viper Energy Partners LP	2,898,509
		11,139,419

Financial Services: 12.85%
79,593	Agree Realty Corp.	6,269,541
159,120	Ameris Bancorp	6,818,292
266,841	Axos Financial, Inc.(a)	7,751,731
480,456	BRP Group, Inc., Class A(a)	7,783,387
81,892	Bryn Mawr Bank Corp.	3,120,904
27,043	CenterState Bank Corp.	685,811
55,159	CNB Financial Corp.	1,724,822
525,752	CrossFirst Bankshares, Inc.(a)	7,029,304
122,232	eHealth, Inc.(a)	8,438,897
1,011,100	Everi Holdings, Inc.(a)	10,171,666
146,592	Evo Payments, Inc., Class A(a)	4,167,611
122,502	First Choice Bancorp	2,739,145
57,497	Industrial Logistics Properties Trust	1,221,236
61,453	LendingTree, Inc.(a)	22,113,862
280,509	Moelis & Co., Class A	10,008,561
134,758	Monmouth Real Estate Investment Corp.	2,032,151
Shares		Value (Note 2)
Financial Services (continued)
460,737	OceanFirst Financial Corp.	$11,025,436
448,774	Pacific Premier Bancorp, Inc.	15,148,366
173,409	Palomar Holdings, Inc.(a)	7,829,416
238,038	Pinnacle Financial Partners, Inc.	14,001,395
73,480	QTS Realty Trust, Inc., REIT, Class A	3,937,793
237,840	STAG Industrial, Inc.	7,382,554
		161,401,881

Health Care: 27.11%
320,427	Adamas Pharmaceuticals, Inc.(a)	1,316,955
127,224	Addus HomeCare Corp.(a)	10,713,533
359,176	Aimmune Therapeutics, Inc.(a)	9,992,276
466,137	Applied Therapeutics, Inc.(a)	7,695,922
152,451	Arena Pharmaceuticals, Inc.(a)	7,426,650
853,513	ArQule, Inc.(a)	8,629,016
269,960	AtriCure, Inc.(a)	7,178,236
390,128	Avrobio, Inc.(a)	5,664,659
1,178,244	BioDelivery Sciences International, Inc.(a)	6,810,250
276,010	Biohaven Pharmaceutical Holding Co., Ltd.(a)	12,674,379
655,619	Catalyst Pharmaceuticals, Inc.(a)	3,101,078
370,320	Collegium Pharmaceutical, Inc.(a)	4,443,840
452,950	Dicerna Pharmaceuticals, Inc.(a)	7,469,146
500,000	Exicure, Inc.(a)	1,305,000
102,057	Haemonetics Corp.(a)	12,321,342
725,347	Horizon Therapeutics PLC(a)	20,969,782
371,540	Insmed, Inc.(a)	6,906,929
216,038	Integer Holdings Corp.(a)	16,729,983
871,986	Karyopharm Therapeutics, Inc.(a)	10,202,236
88,947	LivaNova PLC(a)	6,291,221
45,150	Livongo Health, Inc.(a)	974,789
129,603	Merit Medical Systems, Inc.(a)	2,676,950
78,141	Mirati Therapeutics, Inc.(a)	7,359,319
1,046,059	NeoGenomics, Inc.(a)	23,986,133
2,035,891	Oncocyte Corp.(a)	3,461,015
163,963	Oyster Point Pharma, Inc.(a)	3,079,225
215,634	PTC Therapeutics, Inc.(a)	8,817,274
427,963	Radius Health, Inc.(a)	12,171,268
135,072	Reata Pharmaceuticals, Inc., Class A(a)	27,835,638
460,203	Replimune Group, Inc.(a)	7,823,451
178,978	Tabula Rasa HealthCare, Inc.(a)	9,117,139
326,979	Tandem Diabetes Care, Inc.(a)	20,135,367
207,824	Teladoc Health, Inc.(a)	15,919,318
120,197	TransMedics Group, Inc.(a)	2,156,334
340,850	Twist Bioscience Corp.(a)	8,119,047
183,015	Varex Imaging Corp.(a)	5,492,280
342,591	Vericel Corp.(a)	5,436,919
180,523	Zogenix, Inc.(a)	8,060,352
		340,464,251

Materials & Processing: 3.66%
91,725	Carpenter Technology Corp.	4,496,360

Semi-Annual Report | October 31, 2019	25

Emerald Growth Fund	Schedule of Investments

October 31, 2019 (Unaudited)

Shares		Value (Note 2)
Materials & Processing (continued)
439,013	PQ Group Holdings, Inc.(a)	$7,230,544
389,399	Trex Co., Inc.(a)	34,224,278
		45,951,182

Producer Durables: 10.38%
229,970	Aerojet Rocketdyne Holdings, Inc.(a)	9,941,603
200,000	Air Transport Services Group, Inc.(a)	4,182,000
60,125	Allied Motion Technologies, Inc.	2,276,333
202,888	Chart Industries, Inc.(a)	11,895,324
399,593	Harsco Corp.(a)	8,099,750
127,607	Insperity, Inc.	13,479,127
190,337	Knoll, Inc.	5,089,611
1,161,756	Kratos Defense & Security Solutions, Inc.(a)	21,933,953
155,734	NV5 Global, Inc.(a)	11,279,814
215,416	Tetra Tech, Inc.	18,842,438
319,956	TriNet Group, Inc.(a)	16,954,468
415,770	Tutor Perini Corp.(a)	6,431,962
		130,406,383

Technology: 16.35%
187,500	Alarm.com Holdings, Inc.(a)	9,262,500
626,079	Ciena Corp.(a)	23,240,052
66,150	EverQuote, Inc., Class A(a)	1,342,845
340,571	ForeScout Technologies, Inc.(a)	10,475,964
1,516,391	Glu Mobile, Inc.(a)	8,992,199
482,910	Leaf Group, Ltd.(a)	1,434,243
21,573	Lumentum Holdings, Inc.(a)	1,351,764
28,184	MACOM Technology Solutions Holdings, Inc.(a)	640,904
244,392	Mercury Systems, Inc.(a)	18,001,915
362,060	Model N, Inc.(a)	10,785,767
66,765	New Relic, Inc.(a)	4,276,966
156,015	Perficient, Inc.(a)	6,115,788
432,018	PlayAGS, Inc.(a)	4,985,488
756,598	Pluralsight, Inc., Class A(a)	13,679,292
73,550	Proofpoint, Inc.(a)	8,485,463
109,616	Q2 Holdings, Inc.(a)	7,836,448
419,395	Rapid7, Inc.(a)	21,007,495
384,466	SailPoint Technologies Holding, Inc.(a)	7,443,262
488,358	SVMK, Inc.(a)	8,985,787
696,516	USA Technologies, Inc.(a)	4,513,424
292,454	Varonis Systems, Inc.(a)	20,925,084
623,956	Viavi Solutions, Inc.(a)	9,958,338
84,687	Vocera Communications, Inc.(a)	1,686,965
		205,427,953

Utilities: 2.45%
14,982	Boingo Wireless, Inc.(a)	141,880
205,625	Cogent Communications Holdings, Inc.	12,057,850
155,697	Shenandoah Telecommunications Co.	5,007,215

Shares		Value (Note 2)
Utilities (continued)
1,387,075	Vonage Holdings Corp.(a)	$13,551,723
		30,758,668

	Total Common Stocks
	(Cost $914,688,269)	1,252,662,870

SHORT TERM INVESTMENTS: 0.24%
2,985,193	Dreyfus Government Cash Management Fund - Institutional Class 1.741% (7-Day Yield)	2,985,193

	Total Short Term Investments
	(Cost $2,985,193)	2,985,193

Total Investments: 99.97%
(Cost $917,673,462)		1,255,648,063

Other Assets In Excess Of Liabilities: 0.03%		417,389
Net Assets: 100.00%		$1,256,065,452

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

26	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Schedule of Investments

October 31, 2019 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 98.93%
Consumer Discretionary: 12.80%
1,138	Aaron's, Inc.	$85,270
477	Children's Place, Inc.	39,071
1,200	Eldorado Resorts, Inc.(a)	53,724
6,759	GameStop Corp., Class A	36,769
3,699	Gray Television, Inc.(a)	60,701
2,825	Meritor, Inc.(a)	62,235
4,678	Party City Holdco, Inc.(a)	26,290
4,906	ZAGG, Inc.(a)	36,157
		400,217

Energy: 5.79%
1,310	Arcosa, Inc.	50,317
1,728	Delek US Holdings, Inc.	69,033
3,936	Magnolia Oil & Gas Corp., Class A(a)	38,652
962	Viper Energy Partners LP	23,155
		181,157

Financial Services: 41.49%
2,582	Amalgamated Bank, Class A	47,018
3,392	Amerant Bancorp, Inc., Class B(a)	48,166
727	Americold Realty Trust	29,145
1,239	Ameris Bancorp	53,091
1,814	Ares Management Corp., Class A	53,640
1,669	Axos Financial, Inc.(a)	48,484
4,384	Bancorp, Inc.(a)	47,786
3,074	Bank7 Corp.	55,947
2,635	Baycom Corp.(a)	55,704
3,242	Bridgewater Bancshares, Inc.(a)	40,817
2,910	BRP Group, Inc., Class A(a)	47,142
1,529	CNB Financial Corp.	47,812
1,407	Easterly Government Properties, Inc.	31,404
1,102	Employers Holdings, Inc.	46,659
258	Euronet Worldwide, Inc.(a)	36,138
503	First Merchants Corp.	19,894
2,879	Heritage Insurance Holdings, Inc.	38,348
703	Innovative Industrial Properties, Inc.	53,428
1,433	Investar Holding Corp.	35,553
2,336	Meta Financial Group, Inc.	73,958
976	Moelis & Co., Class A	34,824
1,563	People's Utah Bancorp	45,483
2,177	Plymouth Industrial REIT, Inc.	41,058
1,924	Rexford Industrial Realty, Inc.	92,526
1,234	Synovus Financial Corp.	41,796
2,193	TPG RE Finance Trust, Inc.	44,364
1,169	Triumph Bancorp, Inc.(a)	37,934
988	Western Alliance Bancorp	48,738
		1,296,857

Health Care: 2.97%
336	Biohaven Pharmaceutical Holding Co., Ltd.(a)	15,429
1,478	Karyopharm Therapeutics, Inc.(a)	17,293
Shares		Value (Note 2)
Health Care (continued)
2,006	Varex Imaging Corp.(a)	$60,200
		92,922

Materials & Processing: 6.28%
1,673	Kirkland Lake Gold, Ltd.	78,547
1,237	Koppers Holdings, Inc.(a)	39,708
1,551	Universal Forest Products, Inc.	78,108
		196,363

Producer Durables: 16.89%
1,073	Air Lease Corp.	47,191
1,071	Allied Motion Technologies, Inc.	40,548
1,539	Columbus McKinnon Corp.	57,743
868	Cubic Corp.	64,006
1,028	Douglas Dynamics, Inc.	48,141
2,535	Harsco Corp.(a)	51,384
1,525	Hillenbrand, Inc.	46,955
807	ICF International, Inc.	69,152
633	OSI Systems, Inc.(a)	62,819
906	SP Plus Corp.(a)	40,018
		527,957

Technology: 11.54%
1,749	Blucora, Inc.(a)	37,831
2,280	Cerence, Inc.(a)	35,340
1,255	Ebix, Inc.	53,501
1,924	Kulicke & Soffa Industries, Inc.	45,685
417	MKS Instruments, Inc.	45,128
6,690	Photronics, Inc.(a)	78,941
2,623	PlayAGS, Inc.(a)	30,269
3,130	Turtle Beach Corp.(a)	34,055
		360,750

Utilities: 1.17%
3,732	Vonage Holdings Corp.(a)	36,462

	Total Common Stocks
	(Cost $2,563,831)	3,092,685

SHORT TERM INVESTMENTS: 0.42%
13,247	Dreyfus Government Cash Management Fund - Institutional Class 1.741% (7-Day Yield)	13,247

	Total Short Term Investments
	(Cost $13,247)	13,247

Total Investments: 99.35%
(Cost $2,577,078)		3,105,932

Semi-Annual Report | October 31, 2019	27

Emerald Small Cap Value Fund	Schedule of Investments

October 31, 2019 (Unaudited)

Shares	Value (Note 2)
Utilities (continued)

Other Assets In Excess Of Liabilities: 0.65%	20,193
Net Assets: 100.00%	$3,126,125

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

28	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments

October 31, 2019 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 92.36%
Consumer Discretionary: 14.44%
302	Amazon.com, Inc.(a)	$536,551
599	Burlington Stores, Inc.(a)	115,110
8,864	Chegg, Inc.(a)	271,770
953	Churchill Downs, Inc.	123,880
3,937	Cinemark Holdings, Inc.	144,094
930	Dine Brands Global, Inc.	68,030
479	Home Depot, Inc.	112,364
1,076	Lennar Corp., Class A	64,130
616	Polaris, Inc.	60,768
7,928	SeaWorld Entertainment, Inc.(a)	209,458
		1,706,155

Consumer Staples: 3.44%
8,644	BellRing Brands, Inc., Class A(a)	151,010
428	Boston Beer Co., Inc., Class A(a)	160,269
1,830	Freshpet, Inc.(a)	95,636
		406,915

Energy: 4.24%
2,041	Diamondback Energy, Inc.	175,036
5,577	Magnolia Oil & Gas Corp., Class A(a)	54,766
4,134	Oil States International, Inc.(a)	58,992
3,248	Parsley Energy, Inc., Class A	51,351
6,808	Tellurian, Inc.(a)	54,260
4,445	Viper Energy Partners LP	106,991
		501,396

Financial Services: 8.31%
1,029	Blackstone Group, Inc., Class A	54,702
831	Citigroup, Inc.	59,716
562	Euronet Worldwide, Inc.(a)	78,719
640	Fiserv, Inc.(a)	67,930
989	JPMorgan Chase & Co.	123,546
617	LendingTree, Inc.(a)	222,027
1,262	Visa, Inc., Class A	225,721
3,041	Western Alliance Bancorp	150,013
		982,374

Health Care: 16.94%
1,116	Abbott Laboratories	93,309
1,002	Alnylam Pharmaceuticals, Inc.(a)	86,914
3,284	Applied Therapeutics, Inc.(a)	54,219
2,747	Avrobio, Inc.(a)	39,886
9,556	BioDelivery Sciences International, Inc.(a)	55,234
1,922	Biohaven Pharmaceutical Holding Co., Ltd.(a)	88,258
1,592	BioTelemetry, Inc.(a)	62,661
11,833	Catalyst Pharmaceuticals, Inc.(a)	55,970
3,930	Dicerna Pharmaceuticals, Inc.(a)	64,806
2,406	Horizon Therapeutics PLC(a)	69,558
6,977	Inmode, Ltd.(a)	214,613
8,199	Insmed, Inc.(a)	152,419
Shares		Value (Note 2)
Health Care (continued)
2,055	Integer Holdings Corp.(a)	$159,139
659	Merck & Co., Inc.	57,109
1,845	Merit Medical Systems, Inc.(a)	38,109
1,490	Oyster Point Pharma, Inc.(a)	27,982
2,115	PTC Therapeutics, Inc.(a)	86,482
379	Reata Pharmaceuticals, Inc., Class A(a)	78,104
1,311	Sarepta Therapeutics, Inc.(a)	108,892
4,850	SmileDirectClub, Inc.(a)	56,721
2,229	Tabula Rasa HealthCare, Inc.(a)	113,545
1,168	Tandem Diabetes Care, Inc.(a)	71,925
924	Teladoc Health, Inc.(a)	70,778
669	Veeva Systems, Inc., Class A(a)	94,884
		2,001,517

Materials & Processing: 4.35%
7,862	Cleveland-Cliffs, Inc.	56,842
2,816	GMS, Inc.(a)	84,368
1,308	Scotts Miracle-Gro Co.	131,310
2,747	Trex Co., Inc.(a)	241,434
		513,954

Producer Durables: 9.03%
2,627	Chart Industries, Inc.(a)	154,021
275	CoStar Group, Inc.(a)	151,118
12,524	Harsco Corp.(a)	253,861
6,372	Kratos Defense & Security Solutions, Inc.(a)	120,303
217	Lockheed Martin Corp.	81,740
797	NV5 Global, Inc.(a)	57,727
1,498	OSI Systems, Inc.(a)	148,662
956	TopBuild Corp.(a)	99,357
		1,066,789

Technology: 30.01%
102	Adobe, Inc.(a)	28,349
331	Alphabet, Inc., Class A(a)	416,663
1,876	Anaplan, Inc.(a)	88,547
2,300	Apple, Inc.	572,148
3,336	Dropbox, Inc., Class A(a)	66,120
640	Facebook, Inc., Class A(a)	122,656
722	Fortinet, Inc.(a)	58,886
14,389	Glu Mobile, Inc.(a)	85,327
1,621	Knowles Corp.(a)	34,981
912	Lumentum Holdings, Inc.(a)	57,146
4,444	Microsoft Corp.	637,136
7,878	MobileIron, Inc.(a)	49,316
1,086	NVIDIA Corp.	218,308
474	Palo Alto Networks, Inc.(a)	107,783
4,916	PlayAGS, Inc.(a)	56,731
3,118	Pluralsight, Inc., Class A(a)	56,374
844	Proofpoint, Inc.(a)	97,372
7,682	Pure Storage, Inc., Class A(a)	149,492
3,233	Rapid7, Inc.(a)	161,941

Semi-Annual Report | October 31, 2019	29

Emerald Insights Fund	Schedule of Investments

October 31, 2019 (Unaudited)

Shares		Value (Note 2)
Technology (continued)
1,382	RealPage, Inc.(a)	$83,680
362	salesforce.com, Inc.(a)	56,649
288	ServiceNow, Inc.(a)	71,211
924	Take-Two Interactive Software, Inc.(a)	111,203
2,202	Varonis Systems, Inc.(a)	157,553
		3,545,572

Utilities: 1.60%
2,292	Aqua America, Inc.	103,896
8,713	Vonage Holdings Corp.(a)	85,126
		189,022
	Total Common Stocks
	(Cost $8,861,189)	10,913,694

EXCHANGE TRADED FUNDS: 2.57%
Technology: 2.57%
1,411	iShares Expanded Tech-Software Sector ETF	303,252

	Total Exchange Traded Funds
	(Cost $303,743)	303,252

SHORT TERM INVESTMENTS: 5.07%
599,193	Dreyfus Government Cash Management Fund - Institutional Class 1.741% (7-Day Yield)	599,193

	Total Short Term Investments
	(Cost $599,193)	599,193

Total Investments: 100.00%
(Cost $9,764,125)	11,816,139

Other Assets In Excess Of Liabilities: 0.00%	159
Net Assets: 100.00%	$11,816,298

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

30	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Schedule of Investments

October 31, 2019 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 99.24%
Consumer Discretionary: 0.53%
Advertising Agencies: 0.53%
111,560	QuinStreet, Inc.(a)	$1,431,315

Financial Services: 93.84%
Asset Management & Custodian: 1.97%
243,486	Focus Financial Partners, Inc., Class A(a)	5,327,474

Banks: Diversified: 67.12%
70,605	1st Source Corp.	3,613,564
19,953	Amalgamated Bank, Class A	363,344
65,534	Amerant Bancorp, Inc., Class B(a)	930,583
433,450	Amerant Bancorp, Inc., Class A(a)	8,517,292
69,178	American Business Bank(a)	2,358,970
80,890	Ameris Bancorp	3,466,136
913,279	Bancorp, Inc.(a)	9,954,741
316,977	Bank of Commerce Holdings	3,556,482
189,583	Bank of NT Butterfield & Son, Ltd.	6,246,760
495,424	Bank7 Corp.	9,016,717
241,551	Baycom Corp.(a)	5,106,388
224,440	Business First Bancshares, Inc.	5,485,314
175,146	CBTX, Inc.	5,017,933
107,000	Centric Financial Corp.(a)	1,025,060
118,810	Civista Bancshares, Inc.	2,670,849
110,003	CNB Financial Corp.	3,439,794
195,152	Coastal Financial Corp.(a)	2,937,038
26,842	Community Heritage Financial, Inc.	546,235
135,870	CrossFirst Bankshares, Inc.(a)	1,816,582
15,353	Enterprise Financial Services Corp.	672,461
351,830	Esquire Financial Holdings, Inc.(a)	8,549,469
104,051	First Mid Bancshares, Inc.	3,631,380
66,405	FS Bancorp, Inc.	3,801,686
169,547	FVCBankcorp, Inc.(a)	2,919,599
200,000	Guaranty Bancshares, Inc.	6,332,000
211,862	Heritage Commerce Corp.	2,546,581
103,116	Investar Holding Corp.	2,558,308
107,636	Live Oak Bancshares, Inc.	1,953,593
53	Mechanics Bank/Walnut Creek CA(a)	1,636,401
339,799	Merchants Bancorp	5,548,918
229,276	Metropolitan Bank Holding Corp.(a)	9,845,111
27,451	Opus Bank	680,510
150,710	Origin Bancorp, Inc.	5,303,485
127,472	People's Utah Bancorp	3,709,435
19,234	Potomac Bancshares, Inc.	265,622
279,177	Professional Holding Corp.(a)	5,164,774
254,684	Seacoast Commerce Banc Holdings	4,635,249
243,750	ServisFirst Bancshares, Inc.	8,531,250
71,032	Southern First Bancshares, Inc.(a)	2,863,300
307,100	Spirit of Texas Bancshares, Inc.(a)	6,418,390
14,044	TriState Capital Holdings, Inc.(a)	324,697
321,966	Triumph Bancorp, Inc.(a)	10,447,797
168,750	Unity Bancorp, Inc.	3,685,500
Shares		Value (Note 2)
Banks: Diversified (continued)
135,517	Veritex Holdings, Inc.	$3,336,429
		181,431,727

Banks: Savings, Thrift & Mortgage Lending: 9.39%
22,330	Axos Financial, Inc.(a)	648,686
52,558	Heritage Financial Corp.	1,446,922
262,103	Malvern Bancorp, Inc.(a)	5,865,865
315,532	Meta Financial Group, Inc.	9,989,743
561,684	Sterling Bancorp, Inc.	5,442,718
250,000	University Bancorp, Inc./Ann Arbor MI(a)	2,000,000
		25,393,934

Commercial Finance & Mortgage Companies: 1.50%
1,222,440	ECN Capital Corp.	4,047,132

Consumer Lending: 3.60%
184,318	Curo Group Holdings Corp.(a)	2,578,609
1,970	LendingTree, Inc.(a)	708,905
624,263	MoneyGram International, Inc.(a)	2,472,081
99,650	OneMain Holdings, Inc.	3,986,000
		9,745,595

Diversified Financial Services: 2.82%
176,340	Cannae Holdings, Inc.(a)	5,149,128
184,790	Repay Holdings Corp.(a)	2,481,730
		7,630,858

Equity REIT: Diversified: 0.24%
23,330	Acadia Realty Trust	652,773

Equity REIT: Industrial: 3.20%
17,700	Americold Realty Trust	709,593
88,000	Innovative Industrial Properties, Inc.	6,688,000
29,490	Plymouth Industrial REIT, Inc.	556,181
14,710	Rexford Industrial Realty, Inc.	707,404
		8,661,178

Equity REIT: Office: 0.86%
30,610	Easterly Government Properties, Inc.	683,215
97,846	Postal Realty Trust, Inc., Class A	1,643,813
		2,327,028

Financial Data & Systems: 0.65%
34,921	CPI Card Group, Inc.(a)	63,906
110,410	International Money Express, Inc.(a)	1,691,481
		1,755,387

Insurance: Multi-Line: 0.93%
86,740	BRP Group, Inc., Class A(a)	1,405,188
30,648	James River Group Holdings, Ltd.	1,097,505
		2,502,693

Insurance: Property-Casualty: 1.56%
94,901	Kingstone Cos., Inc.	765,851

Semi-Annual Report | October 31, 2019	31

Emerald Banking and Finance Fund	Schedule of Investments

October 31, 2019 (Unaudited)

Shares		Value (Note 2)
Insurance: Property-Casualty (continued)
18,353	Kinsale Capital Group, Inc.	$1,940,279
51,270	NMI Holdings, Inc., Class A(a)	1,499,648
		4,205,778

Materials & Processing: 2.58%
Precious Metals & Minerals: 2.58%
251,100	Bonterra Resources, Inc.(a)	419,337
139,458	Kirkland Lake Gold, Ltd.	6,547,553
		6,966,890

Technology: 2.29%
Computer Services Software & Systems: 2.29%
145,310	Ebix, Inc.	6,194,565

	Total Common Stocks
	(Cost $231,995,458)	268,274,327
SHORT TERM INVESTMENTS: 0.35%
947,905	Dreyfus Government Cash Management Fund - Institutional Class 1.741% (7-Day Yield)	947,905

	Total Short Term Investments
	(Cost $947,905)	947,905
Total Investments: 99.59%
(Cost $232,943,363)		269,222,232

Other Assets In Excess Of Liabilities: 0.41%	1,095,155
Net Assets: 100.00%	$270,317,387

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

32	www.emeraldmutualfunds.com

Emerald Funds	Statements of Assets and Liabilities

October 31, 2019 (Unaudited)

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
ASSETS:
Investments, at value	$1,255,648,063	$3,105,932	$11,816,139	$269,222,232
Receivable for investments sold	13,575,625	16,000	142,024	3,719,550
Receivable for shares sold	810,800	15	16,000	128,844
Receivable due from advisor	–	10,658	3,637	–
Interest and dividends receivable	223,920	–	429	28,502
Other assets	47,069	26,939	24,184	30,515
Total Assets	1,270,305,477	3,159,544	12,002,413	273,129,643
LIABILITIES:
Payable for investments purchased	12,149,209	–	149,501	1,881,691
Payable for shares redeemed	1,214,249	16,000	16,000	510,332
Investment advisory fees payable	591,090	–	–	213,718
Payable to fund accounting and administration	44,289	1,939	2,264	9,743
Payable for distribution and service fees	144,033	659	3,167	119,385
Payable for trustee fees and expenses	23,951	78	198	5,950
Payable for transfer agency fees	25,251	2,987	2,942	34,845
Payable for chief compliance officer fee	3,543	17	27	1,161
Payable for principal financial officer fee	1,709	8	13	438
Payable for professional fees	13,108	9,865	9,870	11,869
Accrued expenses and other liabilities	29,593	1,866	2,133	23,124
Total Liabilities	14,240,025	33,419	186,115	2,812,256
NET ASSETS	$1,256,065,452	$3,126,125	$11,816,298	$270,317,387
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$918,474,099	$2,938,025	$9,917,952	$238,928,142
Total distributable earnings	337,591,353	188,100	1,898,346	31,389,245
NET ASSETS	$1,256,065,452	$3,126,125	$11,816,298	$270,317,387
INVESTMENTS, AT COST	$917,673,462	$2,577,078	$9,764,125	$232,943,363
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$24.90	$7.45	$11.54	$32.88
Net Assets	$163,601,473	$1,792,228	$10,222,725	$67,976,898
Shares of beneficial interest outstanding	6,571,487	240,470	885,938	2,067,698
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$26.14	$7.82	$12.12	$34.52
Class C: (a)
Net Asset Value, offering and redemption price per share	$20.60	$7.09	$11.04	$27.91
Net Assets	$23,148,683	$41,602	$141,297	$37,555,657
Shares of beneficial interest outstanding	1,123,551	5,867	12,797	1,345,366
Institutional Class:
Net Asset Value, offering and redemption price per share	$26.05	$7.64	$11.74	$33.92
Net Assets	$982,494,544	$813,638	$1,392,707	$133,690,807
Shares of beneficial interest outstanding	37,722,750	106,542	118,592	3,940,802
Investor Class:
Net Asset Value, offering and redemption price per share	$24.77	$7.49	$11.49	$31.11
Net Assets	$86,820,752	$478,657	$59,569	$31,094,025
Shares of beneficial interest outstanding	3,504,748	63,874	5,186	999,570

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds' Prospectus.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	33

Emerald Funds	Statements of Operations

For the Six Months Ended October 31, 2019 (Unaudited)

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
INVESTMENT INCOME:
Dividends	$3,326,994	$22,014	$34,854	$1,820,503
Foreign taxes withheld	–	(23)	–	(10,323)
Total Investment Income	3,326,994	21,991	34,854	1,810,180

EXPENSES:
Investment advisory fee (Note 6)	3,691,289	13,041	41,012	1,402,479
Administration fee	269,875	8,450	10,227	66,584
Custodian fee	57,866	2,726	2,527	24,995
Professional fees	20,127	8,894	8,942	13,082
Transfer agent fee	110,585	15,810	16,760	96,033
Delegated transfer agent equivalent services fees
Class A	1,219	–	–	4,251
Class C	335	–	–	996
Institutional Class	420	9	–	–
Investor Class	736	2	–	–
Trustee fees and expenses	24,001	67	198	5,757
Registration/filing fees	32,593	21,342	18,408	31,781
Reports to shareholder and printing fees	59,344	591	811	29,848
Distribution and service fees
Class A	303,868	3,748	16,252	132,962
Class C	127,697	188	712	209,512
Institutional Class	135,909	–	139	5,647
Investor Class	178,622	622	169	66,381
Chief compliance officer fee	28,289	82	231	6,858
Principal financial officer fee	4,394	15	35	1,058
Other	19,432	4,494	4,614	9,078
Total expenses before waiver	5,066,601	80,081	121,037	2,107,302
Less fees waived/reimbursed by investment advisor (Note 6)	–	(58,167)	(48,761)	–
Total Net Expenses	5,066,601	21,914	72,276	2,107,302
NET INVESTMENT INCOME/(LOSS):	(1,739,607)	77	(37,422)	(297,122)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss)	(12,083,106)	66,486	235,496	4,843,546
Net realized gain on foreign currency transactions	–	–	–	79
Net change in unrealized depreciation	(42,638,752)	(16,232)	(133,341)	(4,574,983)
NET REALIZED AND UNREALIZED GAIN/(LOSS)	(54,721,858)	50,254	102,155	268,642
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(56,461,465)	$50,331	$64,733	$(28,480)

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019
OPERATIONS:
Net investment loss	$(1,739,607)	$(3,687,116)
Net realized gain/(loss)	(12,083,106)	65,609,700
Net change in unrealized appreciation/(depreciation)	(42,638,752)	79,706,677
Net increase/(decrease) in net assets resulting from operations	(56,461,465)	141,629,261
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):		0 0
Total amount of distributions
Class A	–	(18,783,708)
Class C	–	(3,291,825)
Institutional Class	–	(85,437,977)
Investor Class	–	(9,170,727)
Net decrease in net assets from distributions	–	(116,684,237)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	10,349,204	28,831,338
Issued to shareholders in reinvestment of distributions	–	17,242,400
Cost of shares redeemed	(27,885,748)	(100,627,275)
Net decrease from share transactions	(17,536,544)	(54,553,537)
Class C
Proceeds from sale of shares	96,452	1,048,239
Issued to shareholders in reinvestment of distributions	–	2,913,276
Cost of shares redeemed	(5,620,709)	(7,089,084)
Net decrease from share transactions	(5,524,257)	(3,127,569)
Institutional Class
Proceeds from sale of shares	87,260,343	294,328,397
Issued to shareholders in reinvestment of distributions	–	76,474,139
Cost of shares redeemed	(112,113,390)	(176,456,213)
Net increase/(decrease) from share transactions	(24,853,047)	194,346,323
Investor Class
Proceeds from sale of shares	10,725,622	30,586,078
Issued to shareholders in reinvestment of distributions	–	3,282,222
Cost of shares redeemed	(24,083,121)	(40,897,792)
Net decrease from share transactions	(13,357,499)	(7,029,492)
Net increase/(decrease) in net assets	$(117,732,812)	$154,580,749
NET ASSETS:
Beginning of period	1,373,798,264	1,219,217,515
End of period	$1,256,065,452	$1,373,798,264

Semi-Annual Report | October 31, 2019	35

Emerald Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	413,334	1,099,455
Distributions reinvested	–	819,116
Redeemed	(1,106,537)	(3,863,070)
Net decrease in shares outstanding	(693,203)	(1,944,499)
Class C
Sold	4,592	52,709
Distributions reinvested	–	166,283
Redeemed	(269,676)	(327,363)
Net decrease in shares outstanding	(265,084)	(108,371)
Institutional Class
Sold	3,323,832	10,623,887
Distributions reinvested	–	3,482,429
Redeemed	(4,286,275)	(6,569,755)
Net increase/(decrease) in shares outstanding	(962,443)	7,536,561
Investor Class
Sold	429,411	1,272,243
Distributions reinvested	–	156,669
Redeemed	(959,519)	(1,552,305)
Net decrease in shares outstanding	(530,108)	(123,393)

See Notes to Financial Statements.

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Emerald Small Cap Value Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019
OPERATIONS:
Net investment income/(loss)	$77	$(6,269)
Net realized gain/(loss)	66,486	(289,522)
Net change in unrealized depreciation	(16,232)	(513,409)
Net increase/(decrease) in net assets resulting from operations	50,331	(809,200)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):		0 0
Total amount of distributions
Class A	–	(832,298)
Class C	–	(2,956)
Institutional Class	–	(268,960)
Investor Class	–	(122,718)
Net decrease in net assets from distributions	–	(1,226,932)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	68,002	1,888,438
Issued to shareholders in reinvestment of distributions	–	832,298
Cost of shares redeemed	(962,578)	(2,655,284)
Net increase/(decrease) from share transactions	(894,576)	65,452
Class C
Proceeds from sale of shares	2,800	26,343
Issued to shareholders in reinvestment of distributions	–	2,956
Cost of shares redeemed	–	(88,998)
Net increase/(decrease) from share transactions	2,800	(59,699)
Institutional Class
Proceeds from sale of shares	8,494	340,310
Issued to shareholders in reinvestment of distributions	–	268,960
Cost of shares redeemed	(86,857)	(2,426,213)
Net decrease from share transactions	(78,363)	(1,816,943)
Investor Class
Proceeds from sale of shares	16,864	134,280
Issued to shareholders in reinvestment of distributions	–	122,718
Cost of shares redeemed	(55,856)	(125,199)
Net increase/(decrease) from share transactions	(38,992)	131,799
Net decrease in net assets	$(958,800)	$(3,715,523)
NET ASSETS:
Beginning of period	4,084,925	7,800,448
End of period	$3,126,125	$4,084,925

Semi-Annual Report | October 31, 2019	37

Emerald Small Cap Value Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	9,543	193,926
Distributions reinvested	–	131,485
Redeemed	(134,520)	(338,910)
Net decrease in shares outstanding	(124,977)	(13,499)
Class C
Sold	422	4,031
Distributions reinvested	–	488
Redeemed	–	(9,693)
Net increase/(decrease) in shares outstanding	422	(5,174)
Institutional Class
Sold	1,166	31,414
Distributions reinvested	–	41,570
Redeemed	(11,795)	(255,759)
Net decrease in shares outstanding	(10,629)	(182,775)
Investor Class
Sold	2,326	12,696
Distributions reinvested	–	19,295
Redeemed	(7,937)	(15,655)
Net increase/(decrease) in shares outstanding	(5,611)	16,336

See Notes to Financial Statements.

38	www.emeraldmutualfunds.com

Emerald Insights Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019
OPERATIONS:
Net investment loss	$(37,422)	$(74,164)
Net realized gain	235,496	165,436
Net change in unrealized appreciation/(depreciation)	(133,341)	1,129,078
Net increase in net assets resulting from operations	64,733	1,220,350
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):		0 0
Total amount of distributions
Class A	–	(1,601,857)
Class C	–	(21,254)
Institutional Class	–	(260,149)
Investor Class	–	(27,338)
Net decrease in net assets from distributions	–	(1,910,598)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	1,374,942	875,418
Issued to shareholders in reinvestment of distributions	–	1,591,552
Cost of shares redeemed	(610,596)	(1,860,087)
Net increase from share transactions	764,346	606,883
Class C
Proceeds from sale of shares	5,000	17,884
Issued to shareholders in reinvestment of distributions	–	21,254
Cost of shares redeemed	(5,078)	(22,797)
Net increase/(decrease) from share transactions	(78)	16,341
Institutional Class
Proceeds from sale of shares	35,330	282,451
Issued to shareholders in reinvestment of distributions	–	260,149
Cost of shares redeemed	(31,698)	(242,872)
Net increase from share transactions	3,632	299,728
Investor Class
Proceeds from sale of shares	4,600	53,100
Issued to shareholders in reinvestment of distributions	–	27,338
Cost of shares redeemed	(117,483)	(20,835)
Net increase/(decrease) from share transactions	(112,883)	59,603
Net increase in net assets	$719,750	$292,307
NET ASSETS:
Beginning of period	11,096,548	10,804,241
End of period	$11,816,298	$11,096,548

Semi-Annual Report | October 31, 2019	39

Emerald Insights Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	123,184	83,189
Distributions reinvested	–	169,134
Redeemed	(54,060)	(147,542)
Net increase in shares outstanding	69,124	104,781
Class C
Sold	457	2,031
Distributions reinvested	–	2,349
Redeemed	(457)	(1,680)
Net increase in shares outstanding	–	2,700
Institutional Class
Sold	3,096	19,447
Distributions reinvested	–	27,241
Redeemed	(2,829)	(21,265)
Net increase in shares outstanding	267	25,423
Investor Class
Sold	406	4,162
Distributions reinvested	–	2,921
Redeemed	(10,453)	(1,500)
Net increase/(decrease) in shares outstanding	(10,047)	5,583

See Notes to Financial Statements.

40	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019
OPERATIONS:
Net investment loss	$(297,122)	$(2,526,089)
Net realized gain	4,843,625	39,986,351
Net change in unrealized depreciation	(4,574,983)	(104,241,265)
Net decrease in net assets resulting from operations	(28,480)	(66,781,003)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distributions
Class A	–	(24,656,256)
Class C	–	(13,297,550)
Institutional Class	–	(37,095,621)
Investor Class	–	(11,056,960)
Net decrease in net assets from distributions	–	(86,106,387)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	5,017,390	42,099,315
Issued to shareholders in reinvestment of distributions	–	20,425,832
Cost of shares redeemed	(24,259,396)	(101,578,106)
Net decrease from share transactions	(19,242,006)	(39,052,959)
Class C
Proceeds from sale of shares	357,744	8,581,109
Issued to shareholders in reinvestment of distributions	–	11,494,938
Cost of shares redeemed	(12,693,927)	(26,316,417)
Net decrease from share transactions	(12,336,183)	(6,240,370)
Institutional Class
Proceeds from sale of shares	9,193,115	96,435,931
Issued to shareholders in reinvestment of distributions	–	24,683,933
Cost of shares redeemed	(38,654,855)	(115,500,368)
Net increase/(decrease) from share transactions	(29,461,740)	5,619,496
Investor Class
Proceeds from sale of shares	447,398	16,871,872
Issued to shareholders in reinvestment of distributions	–	10,138,517
Cost of shares redeemed	(10,726,518)	(36,983,304)
Net decrease from share transactions	(10,279,120)	(9,972,915)
Net decrease in net assets	$(71,347,529)	$(202,534,138)
NET ASSETS:
Beginning of period	341,664,916	544,199,054
End of period	$270,317,387	$341,664,916

Semi-Annual Report | October 31, 2019	41

Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	156,963	975,875
Distributions reinvested	–	679,954
Redeemed	(756,954)	(2,733,766)
Net decrease in shares outstanding	(599,991)	(1,077,937)
Class C
Sold	13,150	233,767
Distributions reinvested	–	448,146
Redeemed	(464,890)	(819,451)
Net decrease in shares outstanding	(451,740)	(137,538)
Institutional Class
Sold	276,916	2,318,054
Distributions reinvested	–	798,833
Redeemed	(1,170,804)	(3,002,806)
Net increase/(decrease) in shares outstanding	(893,888)	114,081
Investor Class
Sold	14,609	392,263
Distributions reinvested	–	356,613
Redeemed	(352,780)	(1,028,361)
Net decrease in shares outstanding	(338,171)	(279,485)

See Notes to Financial Statements.

42	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$26.00		$25.99	$21.83	$17.52	$20.02	$18.11
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.06)		(0.13)	(0.16)	(0.11)	(0.15)	(0.18)
Net realized and unrealized gain/(loss) on investments	(1.04)		2.61	4.32	4.42	(1.88)	3.43
Total from Investment Operations	(1.10)		2.48	4.16	4.31	(2.03)	3.25

LESS DISTRIBUTIONS:
From capital gains	–		(2.47)	–	–	(0.47)	(1.34)
Total Distributions	–		(2.47)	–	–	(0.47)	(1.34)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.10)		0.01	4.16	4.31	(2.50)	1.91
NET ASSET VALUE, END OF PERIOD	$24.90		$26.00	$25.99	$21.83	$17.52	$20.02

TOTAL RETURN(b)	(4.23	)%(c)	11.79%	19.06%	24.60%	(10.28)%	18.38%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$163,601		$188,883	$239,316	$270,389	$323,603	$123,828
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.50	)%(d)	(0.50)%	(0.64)%	(0.57)%	(0.81)%	(0.93)%
Operating expenses excluding reimbursement/waiver	1.01	%(d)	1.01%	1.03%	1.08%	1.17%	1.29%
Operating expenses including reimbursement/waiver	1.01	%(d)	1.01%	1.03%	1.08%	1.17%	1.29%
PORTFOLIO TURNOVER RATE	22	%(c)	64%	66%	54%	45%	68%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	43

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$21.59		$22.18	$18.75	$15.14	$17.48	$16.07
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.12)		(0.26)	(0.27)	(0.21)	(0.24)	(0.27)
Net realized and unrealized gain/(loss) on investments	(0.87)		2.14	3.70	3.82	(1.63)	3.02
Total from Investment Operations	(0.99)		1.88	3.43	3.61	(1.87)	2.75

LESS DISTRIBUTIONS:
From capital gains	–		(2.47)	–	–	(0.47)	(1.34)
Total Distributions	–		(2.47)	–	–	(0.47)	(1.34)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.99)		(0.59)	3.43	3.61	(2.34)	1.41
NET ASSET VALUE, END OF PERIOD	$20.60		$21.59	$22.18	$18.75	$15.14	$17.48

TOTAL RETURN(b)	(4.59	)%(c)	11.08%	18.29%	23.84%	(10.87)%	17.58%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$23,149		$29,975	$33,197	$34,642	$42,075	$15,427
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.15	)%(d)	(1.15)%	(1.30)%	(1.22)%	(1.46)%	(1.58)%
Operating expenses excluding reimbursement/waiver	1.67	%(d)	1.66%	1.68%	1.73%	1.81%	1.94%
Operating expenses including reimbursement/waiver	1.67	%(d)	1.66%	1.68%	1.73%	1.81%	1.94%
PORTFOLIO TURNOVER RATE	22	%(c)	64%	66%	54%	45%	68%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

44	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$27.16		$26.94	$22.56	$18.04	$20.54	$18.49
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.02)		(0.05)	(0.09)	(0.05)	(0.10)	(0.12)
Net realized and unrealized gain/(loss) on investments	(1.09)		2.74	4.47	4.57	(1.93)	3.51
Total from Investment Operations	(1.11)		2.69	4.38	4.52	(2.03)	3.39

LESS DISTRIBUTIONS:
From capital gains	–		(2.47)	–	–	(0.47)	(1.34)
Total Distributions	–		(2.47)	–	–	(0.47)	(1.34)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.11)		0.22	4.38	4.52	(2.50)	2.05
NET ASSET VALUE, END OF PERIOD	$26.05		$27.16	$26.94	$22.56	$18.04	$20.54

TOTAL RETURN	(4.09	)%(b)	12.17%	19.41%	25.06%	(9.97)%	18.77%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$982,495		$1,050,538	$839,076	$596,550	$453,190	$174,107
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.18	)%(c)	(0.18)%	(0.33)%	(0.26)%	(0.51)%	(0.63)%
Operating expenses excluding reimbursement/waiver	0.69	%(c)	0.69%	0.72%	0.77%	0.87%	0.99%
Operating expenses including reimbursement/waiver	0.69	%(c)	0.69%	0.72%	0.77%	0.87%	0.99%
PORTFOLIO TURNOVER RATE	22	%(b)	64%	66%	54%	45%	68%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	45

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$25.88		$25.88	$21.75	$17.46	$19.97	$18.06
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07)		(0.14)	(0.17)	(0.12)	(0.16)	(0.17)
Net realized and unrealized gain/(loss) on investments	(1.04)		2.61	4.30	4.41	(1.88)	3.42
Total from Investment Operations	(1.11)		2.47	4.13	4.29	(2.04)	3.25

LESS DISTRIBUTIONS:
From capital gains	–		(2.47)	–	–	(0.47)	(1.34)
Total Distributions	–		(2.47)	–	–	(0.47)	(1.34)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.11)		0.00	4.13	4.29	(2.51)	1.91
NET ASSET VALUE, END OF PERIOD	$24.77		$25.88	$25.88	$21.75	$17.46	$19.97

TOTAL RETURN	(4.29	)%(b)	11.81%	18.99%	24.57%	(10.36)%	18.44%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$86,821		$104,403	$107,629	$114,033	$112,526	$23,517
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.53	)%(c)	(0.53)%	(0.68)%	(0.61)%	(0.84)%	(0.91)%
Operating expenses excluding reimbursement/waiver	1.05	%(c)	1.04%	1.07%	1.12%	1.19%	1.27%
Operating expenses including reimbursement/waiver	1.05	%(c)	1.04%	1.07%	1.12%	1.19%	1.27%
PORTFOLIO TURNOVER RATE	22	%(b)	64%	66%	54%	45%	68%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

46	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS A
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)		Period Ended September 30, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.29		$10.45	$16.27		$13.00		$12.70		$14.12
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.00	)(d)	(0.02)	(0.06	)(e)	(0.07	)(e)	(0.09)		(0.01)
Net realized and unrealized gain/(loss) on investments	0.16		(1.06)	2.13		3.34		0.44		(1.03)
Total from Investment Operations	0.16		(1.08)	2.07		3.27		0.35		(1.04)

LESS DISTRIBUTIONS:
From investment income	–		–	–		–		(0.05)		–
From capital gains	–		(2.08)	(7.89)		–		–		(0.38)
Total Distributions	–		(2.08)	(7.89)		–		(0.05)		(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.16		(3.16)	(5.82)		3.27		0.30		(1.42)
NET ASSET VALUE, END OF PERIOD	$7.45		$7.29	$10.45		$16.27		$13.00		$12.70

TOTAL RETURN(f)	2.19	%(g)	(7.30)%	12.41%		25.15%		2.77	%(g)	(7.49	)%(g)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,792		$2,664	$3,959		$1,909		$340		$14
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.07	)%(h)	(0.19)%	(0.42)%		(0.46)%		(1.13	)%(h)	(0.24	)%(h)
Operating expenses excluding reimbursement/waiver	4.68	%(h)	2.89%	2.56%		2.26%		2.69	%(h)	2.16	%(h)
Operating expenses including reimbursement/waiver	1.35	%(h)	1.35%	1.35%		1.35%		1.35	%(h)	1.35	%(h)
PORTFOLIO TURNOVER RATE	22	%(g)	101%	71%		66%		31	%(g)	69	%(g)(i)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Class A commenced operations on June 30, 2015.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Less than $0.005 per share.
(e)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(f)	Total return does not reflect the effect of sales charges.
(g)	Not Annualized.
(h)	Annualized.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2015.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	47

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS C
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)		Period Ended September 30, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$6.96		$10.15	$16.10		$12.94		$12.68		$14.12
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.03)		(0.08)	(0.13	)(d)	(0.13	)(d)	(0.14)		(0.03)
Net realized and unrealized gain/(loss) on investments	0.16		(1.03)	2.07		3.29		0.43		(1.03)
Total from Investment Operations	0.13		(1.11)	1.94		3.16		0.29		(1.06)

LESS DISTRIBUTIONS:
From investment income	–		–	–		–		(0.03)		–
From capital gains	–		(2.08)	(7.89)		–		–		(0.38)
Total Distributions	–		(2.08)	(7.89)		–		(0.03)		(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.13		(3.19)	(5.95)		3.16		0.26		(1.44)
NET ASSET VALUE, END OF PERIOD	$7.09		$6.96	$10.15		$16.10		$12.94		$12.68

TOTAL RETURN(e)	1.87	%(f)	(7.88)%	11.63%		24.42%		2.28	%(f)	(7.63	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$42		$38	$108		$211		$566		$14
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.76	)%(g)	(0.88)%	(0.98)%		(0.93)%		(2.06	)%(g)	(0.89	)%(g)
Operating expenses excluding reimbursement/waiver	5.41	%(g)	3.44%	3.20%		2.70%		3.37	%(g)	2.81	%(g)
Operating expenses including reimbursement/waiver	2.00	%(g)	2.00%	2.00%		2.00%		2.00	%(g)	2.00	%(g)
PORTFOLIO TURNOVER RATE	22	%(f)	101%	71%		66%		31	%(f)	69	%(f)(h)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Class C commenced operations on June 30, 2015.
(c)	Per share amounts are based upon average shares outstanding.
(d)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(e)	Total return does not reflect the effect of sales charges.
(f)	Not Annualized.
(g)	Annualized.
(h)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2015.

See Notes to Financial Statements.

48	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period October 1, 2015 to April 30, 2016(a)		Year Ended September 30, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.46		$10.59	$16.35	$13.02	$12.71		$12.76
INCOME FROM OPERATIONS:
Net investment income/(loss)(c)	0.01		0.01 (d)	0.00 (e)	0.02	(0.01)		0.06
Net realized and unrealized gain/(loss) on investments	0.17		(1.06)	2.13	3.31	0.38		0.33
Total from Investment Operations	0.18		(1.05)	2.13	3.33	0.37		0.39

LESS DISTRIBUTIONS:
From investment income	–		–	–	–	(0.06)		(0.06)
From capital gains	–		(2.08)	(7.89)	–	–		(0.38)
Total Distributions	–		(2.08)	(7.89)	–	(0.06)		(0.44)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.18		(3.13)	(5.76)	3.33	0.31		(0.05)
NET ASSET VALUE, END OF PERIOD	$7.64		$7.46	$10.59	$16.35	$13.02		$12.71

TOTAL RETURN	2.41	%(f)	(6.90)%	12.76%	25.58%	2.94	%(f)	2.93%
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$814		$874	$3,177	$4,989	$13,691		$16,507
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.24	%(g)	0.13%	0.02%	0.13%	(0.07	)%(g)	0.45%
Operating expenses excluding reimbursement/waiver	4.38	%(g)	2.44%	2.20%	1.56%	1.75	%(g)	1.43%
Operating expenses including reimbursement/waiver	1.00	%(g)	1.00%	1.00%	1.00%	1.00	%(g)	1.00%
PORTFOLIO TURNOVER RATE	22	%(f)	101%	71%	66%	31	%(f)	69%

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Prior to its June 26, 2015 reorganization with and into the Emerald Small Cap Value Fund, the Fund was known as the Elessar Small Cap Value Fund.
(c)	Per share amounts are based upon average shares outstanding.
(d)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(e)	Less than $0.005 per share.
(f)	Not Annualized.
(g)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	49

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)		Year Ended September 30, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.33		$10.46	$16.26		$12.98		$12.68		$12.73
INCOME FROM OPERATIONS:
Net investment income/(loss)(c)	(0.00	)(d)	(0.01)	(0.04	)(e)	(0.02	)(e)	(0.02)		0.03
Net realized and unrealized gain/(loss) on investments	0.16		(1.04)	2.13		3.30		0.37		0.35
Total from Investment Operations	0.16		(1.05)	2.09		3.28		0.35		0.38

LESS DISTRIBUTIONS:
From investment income	–		–	–		–		(0.05)		(0.05)
From capital gains	–		(2.08)	(7.89)		–		–		(0.38)
Total Distributions	–		(2.08)	(7.89)		–		(0.05)		(0.43)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.16		(3.13)	(5.80)		3.28		0.30		(0.05)
NET ASSET VALUE, END OF PERIOD	$7.49		$7.33	$10.46		$16.26		$12.98		$12.68

TOTAL RETURN	2.18	%(f)	(6.99)%	12.54%		25.27%		2.80	%(f)	2.82%
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$479		$509	$556		$614		$1,946		$399
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.00	%(g)(h)	(0.10)%	(0.25)%		(0.11)%		(0.25	)%(g)	0.22%
Operating expenses excluding reimbursement/waiver	4.62	%(g)	2.83%	2.44%		1.83%		2.14	%(g)	1.67%
Operating expenses including reimbursement/waiver	1.25	%(g)	1.25%	1.25%		1.25%		1.25	%(g)	1.25%
PORTFOLIO TURNOVER RATE	22	%(f)	101%	71%		66%		31	%(f)	69%

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Prior to its June 26, 2015 reorganization with and into the Emerald Small Cap Value Fund, the Fund was known as the Elessar Small Cap Value Fund.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Less than $0.005 per share.
(e)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(f)	Not Annualized.
(g)	Annualized.
(h)	Less than 0.005%

See Notes to Financial Statements.

50	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS A
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$11.51		$13.09	$11.33	$9.69	$10.98	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.04)		(0.09)	(0.07)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain/(loss) on investments	0.07		1.04	1.83	1.70	(1.24)	1.03
Total from Investment Operations	0.03		0.95	1.76	1.64	(1.29)	0.98

LESS DISTRIBUTIONS:
From capital gains	–		(2.53)	–	–	–	–
Total Distributions	–		(2.53)	–	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.03		(1.58)	1.76	1.64	(1.29)	0.98
NET ASSET VALUE, END OF PERIOD	$11.54		$11.51	$13.09	$11.33	$9.69	$10.98

TOTAL RETURN(b)	0.26	%(c)	11.53%	15.53%	16.92%	(11.75%)	9.80	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$10,223		$9,397	$9,321	$10,127	$11,388	$6,493
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.71%	)(d)	(0.71% )	(0.58% )	(0.57% )	(0.54% )	(0.66%	)(d)
Operating expenses excluding reimbursement/waiver	2.25	%(d)	2.18%	2.10%	2.10%	2.01%	2.57	%(d)(e)
Operating expenses including reimbursement/waiver	1.35	%(d)	1.35%	1.35%	1.35%	1.35%	1.35	%(d)(e)
PORTFOLIO TURNOVER RATE	38	%(c)	63%	138%	75%	99%	88	%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	51

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS C
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$11.04		$12.75	$11.11	$9.56	$10.92	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07)		(0.16)	(0.15)	(0.13)	(0.11)	(0.10)
Net realized and unrealized gain/(loss) on investments	0.07		0.98	1.79	1.68	(1.25)	1.02
Total from Investment Operations	0.00		0.82	1.64	1.55	(1.36)	0.92

LESS DISTRIBUTIONS:
From capital gains	–		(2.53)	–	–	–	–
Total Distributions	–		(2.53)	–	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.00		(1.71)	1.64	1.55	(1.36)	0.92
NET ASSET VALUE, END OF PERIOD	$11.04		$11.04	$12.75	$11.11	$9.56	$10.92

TOTAL RETURN(b)	0.00	%(c)	10.75%	14.76%	16.21%	(12.45% )	9.20	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$141		$141	$129	$112	$101	$27
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.36%	)(d)	(1.36% )	(1.24% )	(1.22% )	(1.17% )	(1.34%	)(d)
Operating expenses excluding reimbursement/waiver	2.90	%(d)	2.84%	2.75%	2.76%	2.70%	7.25	%(d)(e)
Operating expenses including reimbursement/waiver	2.00	%(d)	2.00%	2.00%	2.00%	2.00%	2.00	%(d)(e)
PORTFOLIO TURNOVER RATE	38	%(c)	63%	138%	75%	99%	88	%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

52	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016		For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$11.69		$13.22	$11.41	$9.73	$10.99		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.02)		(0.05)	(0.04)	(0.03)	(0.00	)(b)	(0.03)
Net realized and unrealized gain/(loss) on investments	0.07		1.05	1.85	1.71	(1.26)		1.02
Total from Investment Operations	0.05		1.00	1.81	1.68	(1.26)		0.99

LESS DISTRIBUTIONS:
From capital gains	–		(2.53)	–	–	–		–
Total Distributions	–		(2.53)	–	–	–		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.05		(1.53)	1.81	1.68	(1.26)		0.99
NET ASSET VALUE, END OF PERIOD	$11.74		$11.69	$13.22	$11.41	$9.73		$10.99

TOTAL RETURN	0.43	%(c)	11.81%	15.86%	17.27%	(11.46%	)	9.90	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,393		$1,383	$1,228	$1,048	$1,729		$279
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.41%	)(d)	(0.41% )	(0.29% )	(0.28% )	(0.05%	)	(0.34%	)(d)
Operating expenses excluding reimbursement/waiver	1.92	%(d)	1.87%	1.77%	1.78%	1.90%		4.66	%(d)(e)
Operating expenses including reimbursement/waiver	1.05	%(d)	1.05%	1.05%	1.05%	1.05%		1.05	%(d)(e)
PORTFOLIO TURNOVER RATE	38	%(c)	63%	138%	75%	99%		88	%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	53

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$11.45		$13.05	$11.29	$9.67	$10.96	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.04)		(0.10)	(0.08)	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain/(loss) on investments	0.08		1.03	1.84	1.69	(1.21)	1.01
Total from Investment Operations	0.04		0.93	1.76	1.62	(1.29)	0.96

LESS DISTRIBUTIONS:
From capital gains	–		(2.53)	–	–	–	–
Total Distributions	–		(2.53)	–	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.04		(1.60)	1.76	1.62	(1.29)	0.96
NET ASSET VALUE, END OF PERIOD	$11.49		$11.45	$13.05	$11.29	$9.67	$10.96

TOTAL RETURN	0.35	%(b)	11.41%	15.59%	16.75%	(11.77% )	9.60	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$60		$174	$126	$88	$86	$448
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.67%	)(c)	(0.77% )	(0.65% )	(0.63% )	(0.72% )	(0.67%	)(c)
Operating expenses excluding reimbursement/waiver	2.11	%(c)	2.08%	2.07%	2.09%	1.91%	2.96	%(c)(d)
Operating expenses including reimbursement/waiver	1.40	%(c)	1.40%	1.40%	1.40%	1.40%	1.40	%(c)(d)
PORTFOLIO TURNOVER RATE	38	%(b)	63%	138%	75%	99%	88	%(b)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.
(d)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

54	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$32.71		$46.01	$41.61	$31.27	$28.85	$26.11
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.04)		(0.24)	(0.29)	(0.17)	(0.06)	(0.16)
Net realized and unrealized gain/(loss) on investments	0.21		(5.35)	5.98	10.51	2.48	2.90
Total from Investment Operations	0.17		(5.59)	5.69	10.34	2.42	2.74

LESS DISTRIBUTIONS:
From capital gains	–		(7.71)	(1.29)	–	–	–
Total Distributions	–		(7.71)	(1.29)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.17		(13.30)	4.40	10.34	2.42	2.74
NET ASSET VALUE, END OF PERIOD	$32.88		$32.71	$46.01	$41.61	$31.27	$28.85

TOTAL RETURN(b)	0.52	%(c)	(10.65)%	13.59%	33.07%	8.39%	10.49%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$67,977		$87,267	$172,338	$172,106	$110,601	$48,575
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.28	)%(d)	(0.58)%	(0.65)%	(0.46)%	(0.21)%	(0.58)%
Operating expenses excluding reimbursement/waiver	1.49	%(d)	1.42%	1.41%	1.43%	1.48%	1.60%
Operating expenses including reimbursement/waiver	1.49	%(d)	1.42%	1.41%	1.43%	1.48%	1.60%
PORTFOLIO TURNOVER RATE	11	%(c)	55%	62%	36%	30%	33%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	55

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$27.87		$40.83	$37.29	$28.20	$26.19	$23.86
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.13)		(0.44)	(0.51)	(0.36)	(0.24)	(0.30)
Net realized and unrealized gain/(loss) on investments	0.17		(4.81)	5.34	9.45	2.25	2.63
Total from Investment Operations	0.04		(5.25)	4.83	9.09	2.01	2.33

LESS DISTRIBUTIONS:
From capital gains	–		(7.71)	(1.29)	–	–	–
Total Distributions	–		(7.71)	(1.29)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.04		(12.96)	3.54	9.09	2.01	2.33
NET ASSET VALUE, END OF PERIOD	$27.91		$27.87	$40.83	$37.29	$28.20	$26.19

TOTAL RETURN(b)	0.14	%(c)	(11.21)%	12.85%	32.23%	7.67%	9.77%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$37,556		$50,079	$78,988	$76,072	$52,366	$31,862
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.93	)%(d)	(1.23)%	(1.30)%	(1.11)%	(0.87)%	(1.23)%
Operating expenses excluding reimbursement/waiver	2.13	%(d)	2.07%	2.06%	2.08%	2.13%	2.25%
Operating expenses including reimbursement/waiver	2.13	%(d)	2.07%	2.06%	2.08%	2.13%	2.25%
PORTFOLIO TURNOVER RATE	11	%(c)	55%	62%	36%	30%	33%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

56	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$33.70		$46.95	$42.30	$31.69	$29.15	$26.29
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.01		(0.09)	(0.15)	(0.05)	0.03	(0.07)
Net realized and unrealized gain/(loss) on investments	0.21		(5.45)	6.09	10.66	2.51	2.93
Total from Investment Operations	0.22		(5.54)	5.94	10.61	2.54	2.86

LESS DISTRIBUTIONS:
From capital gains	–		(7.71)	(1.29)	–	–	–
Total Distributions	–		(7.71)	(1.29)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.22		(13.25)	4.65	10.61	2.54	2.86
NET ASSET VALUE, END OF PERIOD	$33.92		$33.70	$46.95	$42.30	$31.69	$29.15

TOTAL RETURN	0.65	%(b)	(10.30)%	13.97%	33.48%	8.71%	10.88%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$133,691		$162,910	$221,638	$134,027	$61,654	$23,730
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.07	%(c)	(0.23)%	(0.34)%	(0.14)%	0.11%	(0.25)%
Operating expenses excluding reimbursement/waiver	1.13	%(c)	1.06%	1.09%	1.11%	1.15%	1.27%
Operating expenses including reimbursement/waiver	1.13	%(c)	1.06%	1.09%	1.11%	1.15%	1.27%
PORTFOLIO TURNOVER RATE	11	%(b)	55%	62%	36%	30%	33%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	57

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$30.96		$44.05	$39.86	$29.95	$27.64	$25.01
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.04)		(0.23)	(0.25)	(0.16)	(0.07)	(0.15)
Net realized and unrealized gain/(loss) on investments	0.19		(5.15)	5.73	10.07	2.38	2.78
Total from Investment Operations	0.15		(5.38)	5.48	9.91	2.31	2.63

LESS DISTRIBUTIONS:
From capital gains	–		(7.71)	(1.29)	–	–	–
Total Distributions	–		(7.71)	(1.29)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.15		(13.09)	4.19	9.91	2.31	2.63
NET ASSET VALUE, END OF PERIOD	$31.11		$30.96	$44.05	$39.86	$29.95	$27.64

TOTAL RETURN	0.48	%(b)	(10.64)%	13.67%	33.09%	8.36%	10.52%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$31,094		$41,410	$71,236	$85,557	$80,404	$27,440
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.29	)%(c)	(0.60)%	(0.60)%	(0.46)%	(0.23)%	(0.56)%
Operating expenses excluding reimbursement/waiver	1.50	%(c)	1.43%	1.37%	1.43%	1.48%	1.58%
Operating expenses including reimbursement/waiver	1.50	%(c)	1.43%	1.37%	1.43%	1.48%	1.58%
PORTFOLIO TURNOVER RATE	11	%(b)	55%	62%	36%	30%	33%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

58	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Emerald Growth Fund, Emerald Small Cap Value Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund (each a “Fund” and collectively, the “Funds”). The Emerald Small Cap Value Fund is a successor to a previously operational fund which was a series of Elessar Funds Investment Trust, a Delaware statutory trust, and was organized into a series of the Trust effective as of the close of business on June 26, 2015. Effective March 3, 2015, the Board approved changing the fiscal year end of the Emerald Small Cap Value Fund from September 30 to April 30.

The Emerald Growth Fund and Emerald Insights Fund seek to achieve long-term growth through capital appreciation. The Emerald Small Cap Value Fund seeks long-term capital appreciation. The Emerald Banking and Finance Fund seeks to achieve long term growth through capital appreciation with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern Time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when Emerald Mutual Fund Advisers Trust, (the “Adviser”), believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

Semi-Annual Report | October 31, 2019	59

Emerald Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of October 31, 2019:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks(a)	$1,252,662,870	$–	$–	$1,252,662,870
Short Term Investments	2,985,193	–	–	2,985,193
TOTAL	$1,255,648,063	$–	$–	$1,255,648,063

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Small Cap Value Fund
Common Stocks(a)	$3,092,685	$–	$–	$3,092,685
Short Term Investments	13,247	–	–	13,247
TOTAL	$3,105,932	$–	$–	$3,105,932

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Insights Fund
Common Stocks(a)	$10,913,694	$–	$–	$10,913,694
Exchange Traded Funds(a)	303,252	–	–	303,252
Short Term Investments	599,193	–	–	599,193
TOTAL	$11,816,139	$–	$–	$11,816,139

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Banking and Finance Fund
Common Stocks
Banks: Diversified	$176,266,953	$5,164,774	$–	$181,431,727
Other(a)	86,842,600	–	–	86,842,600
Short Term Investments	947,905	–	–	947,905
TOTAL	$264,057,458	$5,164,774	$–	$269,222,232

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

For the six months ended October 31, 2019, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

60	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees) and shareholder servicing fees, are charged directly to that Fund or share class. All expenses of a Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Code, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2019, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Emerald Growth Fund	$405,240,692	$(70,278,085)	$334,962,607	$920,685,456
Emerald Small Cap Value Fund	628,553	(117,057)	511,496	2,594,436
Emerald Insights Fund	2,289,220	(327,427)	1,961,793	9,854,346
Emerald Banking and Finance Fund	47,309,853	(11,030,986)	36,278,867	232,943,365

Semi-Annual Report | October 31, 2019	61

Emerald Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax characters of distributions paid by the Funds for the fiscal year ended April 30, 2019 were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Growth Fund	$–	$116,684,237
Emerald Small Cap Value Fund	–	1,226,932
Emerald Insights Fund	170,539	1,740,059
Emerald Banking and Finance Fund	–	86,106,387

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2018.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the six months ended October 31, 2019 was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Growth Fund	$286,613,630	$330,651,310
Emerald Small Cap Value Fund	761,719	1,769,639
Emerald Insights Fund	4,257,199	4,039,857
Emerald Banking and Finance Fund	32,860,023	104,913,475

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchaser’s ownership of the shares. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets. The management fee is paid on a monthly basis.

Emerald Growth Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Small Cap Value Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

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Emerald Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

Emerald Insights Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Banking and Finance Fund
Average Total Net Assets	Contractual Fee
Up to and including $100M	1.00%
Over $100M	0.90%

The Adviser has contractually agreed to limit each Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) set forth to the annual shares (as percentages of a Fund’s average daily net assets) in the following table for Class A, Class C, Institutional Class, and Investor Class shares. This agreement (the “Expense Agreement”) is in effect from September 1, 2019 through August 31, 2020. The prior Expense Agreement was in effect from September 1, 2018 through August 31, 2019. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the expense agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of the waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the date of the waiver or reimbursement. The Adviser may not discontinue this waiver, prior to August 31, 2020, without the approval by the Fund’s Board. Fees waived/reimbursed by the Adviser for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Emerald Growth Fund
Class A	Class C	Institutional Class	Investor Class
1.29%	1.94%	0.99%	1.34%

Emerald Small Cap Value Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.00%	1.25%

Emerald Insights Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.05%	1.40%

Emerald Banking and Finance Fund
Class A	Class C	Institutional Class	Investor Class
1.84%	2.49%	1.54%	1.89%

Semi-Annual Report | October 31, 2019	63

Emerald Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

For the six months ended October 31, 2019, the fee waivers/reimbursements and recoupments of past waived fees were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Growth Fund
Class A	$–	$–
Class C	–	–
Institutional Class	–	–
Investor Class	–	–
Emerald Small Cap Value Fund
Class A	$35,607	$–
Class C	641	–
Institutional Class	13,532	–
Investor Class	8,387	–
Emerald Insights Fund
Class A	$41,705	$–
Class C	638	–
Institutional Class	5,959	–
Investor Class	459	–
Emerald Banking and Finance Fund
Class A	$–	$–
Class C	–	–
Institutional Class	–	–
Investor Class	–	–

As of October 31, 2019, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2020	Expires 2021	Expires 2022	Expires 2023	Total
Emerald Growth Fund
Class A	$–	$–	$–	$–	$–
Class C	–	–	–	–	–
Institutional Class	–	–	–	–	–
Investor Class	–	–	–	–	–
Emerald Small Cap Value Fund
Class A	$5,682	$32,984	$63,581	$35,607	$137,854
Class C	3,066	1,410	936	641	6,052
Institutional Class	35,060	53,528	27,060	13,532	129,180
Investor Class	4,234	7,303	8,872	8,387	28,795
Emerald Insights Fund
Class A	$42,505	$72,407	$77,413	$41,705	$234,031
Class C	445	908	1,019	638	3,010
Institutional Class	4,736	8,238	11,141	5,959	30,073
Investor Class	306	693	1,004	459	2,462
Emerald Banking and Finance Fund
Class A	$–	$–	$–	$–	$–
Class C	–	–	–	–	–
Institutional Class	–	–	–	–	–
Investor Class	–	–	–	–	–

64	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund, except the Emerald Small Cap Value Fund, has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its Class C, Institutional Class and Investor Class shares. Under the Shareholder Services Plan, a Fund is authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Shareholder Services Plan for the six months ended October 31, 2019 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

The Emerald Small Cap Value Fund has adopted a Shareholder Services Plan (the “Plan”) with respect to its Class C shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Class C Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of Class C shares of the Fund attributable to or held in the name of the Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Plan for the six months ended October 31, 2019 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Semi-Annual Report | October 31, 2019	65

Emerald Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

Trustees

The fees and expenses of the independent Trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

66	www.emeraldmutualfunds.com

Emerald Funds	Additional Information

October 31, 2019 (Unaudited)

1. FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2019	67

Emerald Funds	Privacy Policy

Who We Are
Who is providing this notice?	Emerald Banking and Finance Fund, Emerald Growth Fund, Emerald Insights Fund and Emerald Small Cap Value Fund
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information or give us your contact information
• make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• The Funds do not jointly market.
Other Important Information
California residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

68	www.emeraldmutualfunds.com

Emerald Funds	Privacy Policy

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2019	69

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

EMERALD MUTUAL FUNDS
P.O. Box 8556
Denver, CO 80201
(855) 828-9909
www.emeraldmutualfunds.com

INVESTMENT ADVISER:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.

The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

GRANDEUR PEAK FUNDS
ELEVATED GLOBAL INVESTING®

SEMI-ANNUAL

October 31, 2019

EMERGING MARKETS OPPORTUNITIES FUND GPEOX | GPEIX

GLOBAL GLOBAL CONTRARIAN FUND GPGCX

GLOBAL MICRO CAP FUND GPMCX

GLOBAL OPPORTUNITIES FUND GPGOX | GPGIX

GLOBAL REACH FUND GPROX | GPRIX

GLOBAL STALWARTS FUND GGSOX | GGSYX

INTERNATIONAL OPPORTUNITIES FUND GPIOX | GPIIX

INTERNATIONAL STALWARTS FUND GISOX | GISYX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.GrandeurPeakGlobal.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.855.377.7325 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.GrandeurPeakGlobal.com.

Shareholder Letter	2
Performance Update	10
Disclosure of Fund Expenses	34
Portfolio of Investments
Grandeur Peak Emerging Markets Opportunities Fund	36
Grandeur Peak Global Contrarian Fund	39
Grandeur Peak Global Micro Cap Fund	42
Grandeur Peak Global Opportunities Fund	45
Grandeur Peak Global Reach Fund	49
Grandeur Peak Global Stalwarts Fund	54
Grandeur Peak International Opportunities Fund	57
Grandeur Peak International Stalwarts Fund	61
Statements of Assets and Liabilities	64
Statements of Operations	66
Statements of Changes in Net Assets
Grandeur Peak Emerging Markets Opportunities Fund	68
Grandeur Peak Global Contrarian Fund	69
Grandeur Peak Global Micro Cap Fund	70
Grandeur Peak Global Opportunities Fund	71
Grandeur Peak Global Reach Fund	72
Grandeur Peak Global Stalwarts Fund	73
Grandeur Peak International Opportunities Fund	74
Grandeur Peak International Stalwarts Fund	75
Financial Highlights
Grandeur Peak Emerging Markets Opportunities Fund	76
Grandeur Peak Global Contarian Fund	78
Grandeur Peak Global Micro Cap Fund	79
Grandeur Peak Global Opportunities Fund	80
Grandeur Peak Global Reach Fund	82
Grandeur Peak Global Stalwarts Fund	84
Grandeur Peak International Opportunities Fund	86
Grandeur Peak International Stalwarts Fund	88
Notes to Financial Statements	90
Disclosure Regarding Approval of Fund Advisory Agreement	102
Additional Information	106
Privacy Policy	107

Grandeur Peak Funds®	Shareholder Letter

October 31, 2019 (Unaudited)

Dear Fellow Shareholders,

In 2014, after almost three years in business, we wrote in the Q1 investor letter:

“Here we sit with the global economy still struggling, our companies without a lot of wind in their sails and valuations not that great.”

Since then the market, as measured by the MSCI All Country World Investible Market Index (ACWI IMI)1, is up another 44.4% or about 7% annualized. Back in 2014, when we had doubts that we would continue to have a strong market wind filling our sails, we wrote:

“As an investment team we have to take to the oars and figure out which of our names we should be adding to and to a lesser degree find some new names, first looking over our watch lists, then elsewhere. This, of course is easier said than done.”

Now 22 quarters later in 2019, we have a nearly similar feeling. We thought it would be helpful (again) to remind you of how we attempt to generate returns for our portfolios in a tough market environment.

The Grandeur Peak Process of Investing

While there are 8,820 stocks in the ACWI IMI, there are actually close to 40,000 publicly listed companies that we consider investible2. Our goal is to look at the financials of all 40,000 companies at least twice a year and make a determination as to which of these companies we will add to our research universe. What we’re looking for in these screens are certain characteristics (e.g. growth rates, profitability, cash flow generation, etc.) that we believe are indicative of high quality companies. We employ a very systematic approach to screening this universe whereby over the course of a 52-week schedule we screen the entire universe twice to hopefully minimize the number of high quality companies that slip through the cracks.

For us, a great (high quality) company is one that operates a good business. According to CNBC, Warren Buffett once said: “I try to buy stock in businesses that are so wonderful that an idiot can run them. Because sooner or later, one will.”3 We look for companies that have plenty of headroom to grow. We believe a good business allows for the possibility of large market share gains. Think about Cisco4 back in 1990. The company became public on February 16, 1990 with a $200 million market capitalization. The opportunity for growth was enormous. But just as important as the opportunity to grow, a business must have economies of scale such that growth will lead to increased profitability as measured by factors such as rising returns on assets and capital. A third important characteristic that is indicative of a great business is a strong competitive advantage, what Buffett refers to as a “moat”5. Having a strong competitive advantage can allow a company to stay profitable for years. Indicators of a moat around a business are sticky customers, steady recurring revenue, a diverse customer base with little risk of revenue drying up if a large customer or two were to leave, and strong bargaining power with suppliers and customers.

Another very important aspect of a good company, we believe, is the motivation, integrity and skill of the management team. In many cases, making a good business into a good company requires the right management team. This is why we travel so much. We think it’s vitally important to meet management face to face. More recently, we’ve refined our approach to evaluating the environmental, social and governance (ESG) aspects of the companies we research. While we’ve always felt that ESG principles are at the heart of our focus on Quality, and ESG analysis has always been an inherent part of our fundamental research process, we are now developing more systematic tools to help us incorporate ESG analysis into our process.

Finally, we make a distinction between good companies and good stocks. Finding a great company is only half the battle. If a great company’s stock isn’t attractively priced, it might not make a very good investment. So ultimately, the entire framework of our investment process can be boiled down to a three dimensional matrix through which we analyze each company along the key measures: Quality, Value and Momentum (QVM). When we speak of “momentum,” we’re not talking about stock price momentum or technical momentum, but rather fundamental business momentum: how well the business is doing. Through our screening and follow-on research process, what we’re ultimately trying to determine is where on the QVM spectrum a company lies and does that make it a buy, hold, trim, or sell.

[1]	The MSCI ACWI Investable Market Index (IMI) captures large, mid and small cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 9,072 constituents, the index is comprehensive, covering approximately 99% of the global equity investment opportunity set.
[2]	Up from 30,000 when we wrote in Q1-2014
[3]	Schuyler Velasco, “Ten pieces of investment advice from America's greatest investor” (Aug 30, 2013), http://www.cnbc.com/id/101000052
[4]	As of 10/31/2019, Grandeur Peak Funds owned zero shares of Cisco Systems, Inc.
[5]	A moat, as Buffet has popularized the term, refers to a business' ability to maintain competitive advantages over its competitors in order to protect its long-term profits and market share from competing firms.

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

October 31, 2019 (Unaudited)

One question we get asked by prospective clients is: Are we Growth or Value investors? The easy, although confusing answer to that question is: “Yes.” What we really are though, are Quality investors. Some might refine our classification as “Quality Growth,” and while that is partially true, we are firm believers that the Value factor in our QVM matrix is as important as the Quality factor. In the words of Professor Robert Novy-Marx:

“Buying high quality assets without paying premium prices is just as much value investing as buying average quality assets at discount prices. Strategies that exploit the quality dimension of value are profitable on their own, and accounting for both dimensions of value by trading on combined quality and price signals yields dramatic performance improvements over traditional value strategies. Accounting for quality also yields significant performance improvements for investors trading momentum as well as value.”6

In September we launched our Global Contrarian strategy. Many of you have asked why we think a fifth global strategy is necessary. There’s a subtle nuance to our research framework that we think this manifestation of our process can bring to the table. As outlined above, our process is to identify what we believe are the highest quality companies in the market, and then own them at acceptable valuations (“Quality-then-Value”). The approach of the Contrarian strategy is to mine our internal database of quality companies for those that we believe exhibit exceptionally good valuations. With Value as the starting point, we then make a determination if the overall Quality is acceptable. This “Value-then-Quality” approach can lead to a different perspective that we think will enhance our research process, and ultimately could benefit all of our strategies and clients.

While it is impossible to time these things (and more importantly to note, we’re not trying to time anything here), we think a “Value-then-Quality” approach might be a good approach to global markets after a brief period of underperformance of traditional Value investing as detailed in Exhibit 1:

Exhibit 1: Total Return of the MSCI ACWI Growth and Value Indices

Source: MSCI (data from 12/31/2018 - 9/30/2019)

Past performance does not guarantee future results.

Exhibit 1 shows the total return of the MSCI ACWI Large Cap Growth, MSCI ACWI Large Cap Value, and MSCI ACWI Small Cap Value Indexes7 over the past seven quarters. Over this period, there has been an unusual bifurcation between the return of the Growth and Value indices. This

[6]	Robert Novy-Marx, “The Quality Dimension of Value Investing”, Recent Working Papers http://rnm.simon.rochester.edu (March 2013)
[7]	The MSCI ACWI Large Cap Growth Index captures large-cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 26 Emerging Markets (EM) countries. The MSCI ACWI Large Cap Value Index captures large cap securities exhibiting overall value style characteristics across 23 Developed Markets (DM) countries* and 26 Emerging Markets (EM) countries. The MSCI ACWI Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across 23 Developed Markets (DM) countries* and 26 Emerging Markets (EM) countries.

Semi-Annual Report | October 31, 2019	3

Grandeur Peak Funds®	Shareholder Letter

October 31, 2019 (Unaudited)

difference is especially stark between the US and non-US markets as shown in Exhibit 2 which breaks the analysis into US and non-US markets as measured by the MSCI USA, the MSCI Europe, Australasia and the Far East (EAFE), and the MSCI Emerging Markets (EM) Indices.8

Exhibit 2: Total Return of the MSCI USA, EAFE, and EM Growth and Value Indices9

Source: MSCI (data from 12/31/2018 - 9/30/2019)

Past performance does not guarantee future results

The bottom line is that we believe that our investment process, using a Quality, Value and fundamental Momentum framework can continue to deliver attractive long-term results, even if in the short run we’re pretty cautious about the current market environment.

Portfolio Commentary

Overall performance for equity markets and Grandeur Peak strategies has been lackluster the last several months, but zooming out to a year-to-date view, the numbers are much more interesting. Of particular note for us, while the emerging market indices continue to lag, our Emerging Markets Opportunities Fund has been able to outperform the MSCI ACWI Emerging Markets SMID Cap benchmark by more than 1200 basis points

[8]	The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. With 640 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US. The MSCI Europe Index captures large and mid cap representation across 15 Developed Markets (DM) countries in Europe. The MSCI Europe, Australasia and the Far East (EAFE) Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. The MSCI Emerging Markets (EM) Index captures large and mid cap representation across 26 Emerging Markets countries.
[9]	The MSCI U.S. Large Cap Growth Index refers to a composite that includes large cap companies located in the United States with favorable growth profiles. The MSCI USA Value Index captures large and mid cap US securities exhibiting overall value style characteristics. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The MSCI US Small Cap Value Index captures small cap US securities exhibiting overall value style characteristics. The value investment style characteristics for index construction are defined using three variables: book value to price, 12- month forward earnings to price and dividend yield. The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets countries* around the world, excluding the US and Canada. The MSCI EAFE Large Cap Index is an equity index which captures large cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 396 constituents, the index covers approximately 70% of the free float-adjusted market capitalization in each country. The MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. The MSCI Emerging Markets Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 26 Emerging Markets (EM) countries. The MSCI Emerging Markets Value Index captures large and mid cap securities exhibiting overall value characteristics across 26 Emerging Markets (EM) countries. The MSCI Emerging Markets (EM) Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across 26 Emerging Markets (EM) countries.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

October 31, 2019 (Unaudited)

year-to-date.10 Only the Global Micro Cap Fund lagged its primary benchmark year-to-date, as it continued to face strong micro-cap headwinds vs its small-cap benchmark. As we look under the hood of our portfolios, not every name is working out as we envisioned, but we are encouraged by the work we’re doing and with the companies in which we are investing.

At a company, geography, and sector level, our team is continually evaluating the dynamism of our QVM positioning. Technology is an area where we are focusing to get Value right. The market is not patient; software companies without perfect execution are being severely penalized. We continue to trim as names get expensive and add when we think there is nice upside potential.

Within industrials, energy, and materials, our team has not been willing to take any chances on lower Quality companies, and has thoughtfully become defensively positioned as we pay attention to cyclicality. Owning better balance sheets and reducing exposure to levered names has been a priority. We see timid customers and supply chain disruptions across the globe. Purchasing Managers’ Index11 data is trending in the wrong direction and has become particularly concerning in Germany, where the Q3 reading came in at 41.7 (on a scale of 1 to 100), the lowest reading since 2009, where anything below 50 signals contraction in the manufacturing sector. See Exhibit 3 on next page. This trend of softening leads us to focus on strength of management in our companies. We look for leaders who will not have to deleverage in a downturn, and who will be able to engage in strategic mergers and acquisitions (M&A) activity in an opportune environment. For ease of identifying large moves away from 50, the data are highlighted where the index has moved at least 5 points away from center.

[10]	1200 basis points is equivalent to 12 percentage points. Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point.

[11]	The Purchasing Managers’ Index is a diffusion index that summarizes whether market conditions, as viewed by purchasing managers, are expanding, staying the same, or contracting. Index data is compiled based on a survey of over 400 companies in each country where purchasing managers are required to answer a series of questions based on a variety of economic data points, relative to the prior month. The possible responses of “increase,” “decrease.” or “no change,” are aggregated to create a diffusion index, where the index is a sum of the percentage of “increase” responses and half of the percentage of “no change” responses for each variable. The resulting score ranges from 1 to 100 with a score greater than 50 indicating an increase or expansion and a score below 50 indicating a contraction. For ease of interpreting trends, the data are colored to indicate the monthly changes over time, >55: dark green; 50.1-54.9: light green; 45.1-50.0: light red; <44.9: dark red

Semi-Annual Report | October 31, 2019	5

Grandeur Peak Funds®	Shareholder Letter

October 31, 2019 (Unaudited)

Exhibit 3: Global Purchasing Managers’ Index – Monthly Data

Source: IHS Markit, Global Purchasing Managers’ Index, 1/31/2017-9/30/19

In healthcare, our tilt towards Quality and Momentum has seen nice results in China in recent months. This is a market historically driven by generic drugs, where increasing inflows of private equity dollars and government pricing pressure on generics have stimulated aggressive research and development. There is a definite case of a rising tide lifting all boats, but we can do better than just rely on the tide. Not wanting the binary risks of biotech, our focus remains on life sciences companies. These are firms like contract research organizations (CROs), which provide outsourced research, diagnostics, and other services. We are willing to pay up for Quality in this space, as we believe there is still plenty of headroom, while always watching valuation carefully.

No mention of China can avoid the topic of trade wars. Across healthcare, tech, and other sectors, we are connecting important global dots that we feel position us well, with a few examples listed here: 1) Chinese companies that target a domestic customer base are greatly benefiting from closing borders; 2) mainland exporters are accelerating the move of production to neighboring Southeast Asian countries to not only avoid potential tariffs but also as a cost reduction measure; 3) companies in other developed international countries are benefitting from Chinese importers looking for new non-US counterparts. While we continue to be bottom up investors, we are constantly aware that the economy is truly global and all events can create opportunities and risks.

Elsewhere in the portfolio, we are trying to take advantage of the blending of technology and consumer. Every visit to your local shopping mall (if you still go these days) seems to spark reflections on the drastic shift taking place in brick and mortar retail. The world is undergoing serious changes in consumer behavior, with buyers demanding more choices, real-time results, and customization (see Global e-Commerce Growth graph below). We continue to like companies that play into this trend. We find that consumer companies that are sophisticated in their use of technology, with advanced customer data and loyalty programs, are able to streamline supply chains and provide rapid online adaptation. These companies feel head and shoulders above their competition due to the nimbleness and knowledge of customer base that technology provides. As a somewhat related aside, if you haven’t heard of digital fashion, you need to google it…. mind blowing. Perhaps a foreshadowing of things to come in the marrying of technology and retail?

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

October 31, 2019 (Unaudited)

Exhibit 4: Global eCommerce growth (ex-travel) ($ millions)

y/y means year-over-year

Other pieces of our consumer portfolio include drug stores (ageing population theme), the athleisure trend’s effects on fast fashion and traditional retail, and education platforms/technology. We are also closely watching Indian consumer companies, but despite recent sell-offs, they remain extremely expensive. We aim to own strong brands that are adapting well, crossing borders, and increasing standards of living.

Within the Financials sector, we are looking for beneficiaries of the “passivization” of public equity management and the “privatization” of active equity management. Private asset managers are appealing to us due to their recurring revenue profiles and opportunities to consolidate large markets that are expanding through rising alternatives allocations. Historically, financials exposure at Grandeur Peak has been heavy on banks and light on real estate, as real estate investment trusts (REITS) generally do not fit our best-in-class growth profile. As a result, we have tended to do better when rates are rising and worse when they are falling. We are finding that the addition of private asset managers to the portfolio helps us to balance out that sensitivity to the monetary cycle, given their high yields and growing real estate exposures. To round this out we have selectively been able to add REITS in areas like self-storage and data centers that are more in our strike zone.

The High Quality, High Momentum positioning of our Stalwarts portfolios has been in vogue for several years, but is showing some signs of movement lately. While Stalwarts is higher beta12, it is also fairly balanced in terms of having meaningful Value exposure. In attempting to achieve a good equilibrium, we anticipate there is more we can do in defensive positioning while also using current volatility to selectively double down on high quality growth. Stalwarts is reducing some opportunistic exposure at the top end of its market cap, and plans to use the liquidity to increase position sizes in our highest conviction companies.

While these thoughts in no way encapsulate all of the work we are doing on the research side, we do hope that this commentary will help you to have a feel for what we are working on as we approach the end of 2019.

[12]	Beta is a statistical measure of volatility, or systematic risk of an individual stock or mutual fund compared to the unsystematic risk of the entire market.

Semi-Annual Report | October 31, 2019	7

Grandeur Peak Funds®	Shareholder Letter

October 31, 2019 (Unaudited)

Notes from the Road

Research analysts Spencer Randall and Miranda Jacobs recently traveled to Malaysia. Here are a few of Spencer’s thoughts from their trip.

Malaysia is a melting pot of different cultures and ideas. There are major influences from Australian, Japanese, Chinese, and Middle Eastern cultures. The languages, food, religions, and people are rich and diverse. This was the first visit to Malaysia for both me and Miranda. We spent much of our time in between research meetings pounding the pavement and soaking in every drop of culture that we could.

Our first day, we traveled to the island of Penang in the north. Everyone we talked to referred to Penang as the “Silicon Valley” of Asia due to the abundance of tech companies with offices or factories on the island. The rest of our time was spent visiting with management teams in and around the capital city of Kuala Lumpur. The traffic in the capital and sheer number of motorcycles zipping through the streets is dizzying. I don’t think we would have been able to navigate or survive without our gracious driver, Mr. Din. Kuala Lumpur’s skyline is framed by numerous skyscrapers including the beautiful Petronas Twin Towers. While the giant towers are a sight to see, we were equally impressed by the number of cranes dotting the skyline as the city prepares for a surge in tourism through the government’s Visit Malaysia 2020 initiative.

Mall culture is alive and well in Malaysia with a massive mall seemingly located on every other corner. We were amazed to see the crowds of locals and tourist packed into each mall. The hot, humid climate is certainly a factor driving foot traffic indoors. We’ll be the first to admit that we took advantage of air conditioning whenever and wherever possible. While the stores appeared full, we were surprised at the various entertainment options available. We saw movie theatres, numerous restaurants, indoor parks, and even an aquarium. Mr. Din informed us that when he isn’t working, he spends a lot of his time with his family at the malls instead of staying home where the air conditioning bill can ramp up quickly.

A big talking point in each of our research meetings was labor. Almost every management team that we met with told us that their biggest challenge is finding enough of the right kind of workers to hire. The government has been limiting the number of foreign workers allowed into the country, but many companies aren’t able to meet demand using only local labor. In efforts to attract workers, companies are focused on improving their company culture and revamping compensation packages. One company that we were particularly impressed with was a large convenience store operator. We witnessed a group of new employees participating in new-hire training surrounded by executives and managers at the company headquarters. We were impressed to see the connection and unity created between executives and the lower level employees.

While Malaysia may be less mainstream than some of the other Asian markets, we feel it is important to visit these types of countries frequently and to keep up with the economic and political developments that they are undergoing. There really is no substitute for seeing it firsthand.

Business Update

This semi-annual reports marks eight years since we launched our first mutual funds and provides us a chance to reflect on a few milestones. When we launched the initial Funds, we had eight employees. Our goal to cover the globe at that time meant Randy Pearce covered all Financials, Amy Hu Sunderland led the Consumer coverage and Robert Gardiner and Blake Walker straddled both Healthcare and Technology. Today, our team of over 25 research analysts has collectively touched over 10,000 companies, and our process to screen, track and understand these opportunities has continued to evolve.

As mentioned earlier, in September we launched our eighth fund, the Grandeur Peak Global Contrarian Fund, which will leverage the research of the entire team. Mark Madsen and Keefer Babbitt have been named as portfolio managers on the Fund, with Robert Gardiner as Guardian Portfolio Manager. The Fund aims to take larger and broader positions in out-of-favor and undervalued companies, sectors and geographies.

As part of our culture, we value strong work ethic, personal responsibility, collaboration and being process driven. Brad Barth and Juliette Douglas are strong culture carriers at Grandeur Peak and have been given additional responsibilities which reflect their passion and leadership within the firm. In these newly created positions, Brad has been named Deputy Chief Investment Officer and Juliette Douglas has been named Deputy Director of Research. They will work closely with Chief Investment Officer, Randy Pearce, and Director of Research, Rob Green, in tackling a number of exciting projects we hope will strengthen our global research process.

As always, please feel free to reach out any time with any questions, requests or comments. We appreciate the opportunity to work on your behalf.

Sincerely,

Your Grandeur Peak Team

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

October 31, 2019 (Unaudited)

The objective of all Grandeur Peak Funds is long-term growth of capital.

RISKS: Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

Must be proceeded by or accompanied by a prospectus.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information.

Past performance does not guarantee future results.

Eric Huefner, Amy Hone and Dustin Brown are registered representatives of ALPS Distributors, Inc.

ALPS Distributors, Inc. is the Distributor for the Grandeur Peak Funds.

Grandeur Peak Global Advisors and ALPS Distributors, Inc. are not affiliated.

Semi-Annual Report | October 31, 2019	9

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

October 31, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2019

					Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	3.72%	18.89%	4.75%	3.54%	4.85%	1.78%	1.77%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	3.87%	19.10%	4.99%	3.76%	5.08%	1.53%	1.52%
MSCI Emerging Markets SMid Cap Index(d)	-1.77%	10.85%	4.57%	1.56%	2.37%
MSCI Emerging Markets IMI Index(e)	-1.46%	12.05%	7.25%	3.08%	3.57%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of December 16, 2013.
(b)	Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2020 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI Emerging Markets SMID Cap Index is designed to measure the equity market performance of small and mid-cap companies across emerging markets. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI Emerging Markets IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

October 31, 2019 (Unaudited)

Growth of $10,000 for the period ended October 31, 2019

The chart shown above represent a hypothetical investment of $ 10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2019	11

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

October 31, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	65.3%
Latin America	10.0%
Europe	7.3%
Africa/Middle East	6.6%
North America	4.7%
Cash, Cash Equivalents, & Other Net Assets	6.1%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Consumer	29.0%
Technology	21.6%
Financials	18.8%
Health Care	13.4%
Industrials	7.4%
Energy & Materials	3.7%
Cash, Cash Equivalents, & Other Net Assets	6.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
WNS Holdings, Ltd.	2.4%
Bajaj Finance, Ltd.	2.3%
Silergy Corp.	2.3%
Fleury SA	2.0%
Genpact, Ltd.	1.7%
Metropolis Healthcare, Ltd.	1.6%
Dino Polska SA	1.4%
Pagseguro Digital, Ltd.	1.3%
New Oriental Education & Technology Group, Inc.	1.3%
Value Partners Group, Ltd.	1.3%
Total	17.6%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Performance Update

October 31, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2019

			Expense Ratio(b)
	1 Month	Since Inception(a)	Gross	Net(c)
Grandeur Peak Global Contrarian Fund – Institutional (GPGCX)	2.32%	1.60%	1.90%	1.35%
MSCI All Country World Index Small Cap(d)	2.89%	1.27%
MSCI All Country World Index Small Cap Value(e)	3.04%	1.83%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 17, 2019.
(b)	Ratios as of the Prospectus dated September 12, 2019 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI Small Cap Value Index is designed to measure small cap companies exhibiting overall value style characteristics across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2019	13

Grandeur Peak Global Contrarian Fund	Performance Update

October 31, 2019 (Unaudited)

Growth of $10,000 for the period ended October 31, 2019

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Performance Update

October 31, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	30.9%
Asia ex Japan	29.9%
North America	17.9%
Japan	12.0%
Australia/New Zealand	5.0%
Africa/Middle East	2.2%
Latin America	1.6%
Cash, Cash Equivalents, & Other Net Assets	0.5%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	22.5%
Consumer	22.0%
Industrials	21.9%
Technology	14.3%
Health Care	12.8%
Energy & Materials	6.0%
Cash, Cash Equivalents, & Other Net Assets	0.5%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Fiducian Group, Ltd.	2.3%
Bioteque Corp.	2.2%
BBI Life Sciences Corp.	2.1%
Plover Bay Technologies, Ltd.	2.1%
Hackett Group, Inc.	1.8%
KNOW IT AB	1.8%
Selamat Sempurna Tbk PT	1.7%
Central Automotive Products, Ltd.	1.7%
Parex Resources, Inc.	1.6%
Riverstone Holdings, Ltd./Singapore	1.6%
Total	18.9%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2019	15

Grandeur Peak Global Micro Cap Fund	Performance Update

October 31, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2019

				Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Micro Cap Fund – Institutional (GPMCX)	2.83%	7.75%	6.99%	7.82%	2.05%	2.00%
MSCI All Country World Index Small Cap(d)	0.71%	8.54%	9.76%	8.44%
MSCI World Micro Cap Index(e)	0.08%	1.40%	6.85%	7.22%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 20, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 2.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement is in effect through August 31, 2020. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred . This agreement may not be terminated or modified prior to August 31, 2020 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI World Micro Cap Index is designed to measure the equity market performance of micro-cap companies across developed markets globally. It does not include emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Performance Update

October 31, 2019 (Unaudited)

Growth of $10,000 for the period ended October 31, 2019

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2019	17

Grandeur Peak Global Micro Cap Fund	Performance Update

October 31, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	31.1%
Asia ex Japan	28.4%
Japan	15.4%
Australia/New Zealand	11.5%
North America	10.7%
Africa/Middle East	1.1%
Latin America	0.6%
Cash, Cash Equivalents, & Other Net Assets	1.2%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Consumer	24.1%
Financials	21.7%
Health Care	18.6%
Industrials	17.0%
Technology	14.2%
Energy & Materials	3.2%
Cash, Cash Equivalents, & Other Net Assets	1.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
National Veterinary Care, Ltd.	2.5%
M&A Capital Partners Co., Ltd.	2.5%
Sarantis SA	2.4%
Fiducian Group, Ltd.	2.1%
Kogan.com, Ltd.	2.0%
BBI Life Sciences Corp.	1.9%
Self Storage Group ASA	1.7%
Pacific Hospital Supply Co., Ltd.	1.6%
Bioteque Corp.	1.6%
Vaibhav Global, Ltd.	1.6%
Total	19.9%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

October 31, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2019

					Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	2.01%	13.34%	9.88%	7.48%	12.48%	1.62%	1.58%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	2.27%	13.76%	10.16%	7.71%	12.78%	1.37%	1.33%
MSCI All Country World Index Small Cap(d)	0.71%	8.54%	9.76%	7.02%	10.37%
MSCI All Country World Index IMI(e)	2.92%	12.62%	11.66%	7.59%	10.36%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2020 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2019	19

Grandeur Peak Global Opportunities Fund	Performance Update

October 31, 2019 (Unaudited)

Growth of $10,000 for the period ended October 31, 2019

The chart shown above represent a hypothetical investment of $ 10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

October 31, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	34.3%
North America	28.1%
Asia ex Japan	17.1%
Japan	12.7%
Latin America	2.3%
Australia/New Zealand	1.7%
Africa/Middle East	1.1%
Cash, Cash Equivalents, & Other Net Assets	2.7%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Technology	23.8%
Industrials	19.2%
Financials	18.4%
Consumer	17.7%
Health Care	17.1%
Energy & Materials	1.1%
Cash, Cash Equivalents, & Other Net Assets	2.7%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Power Integrations, Inc.	2.0%
First Republic Bank	1.7%
Dechra Pharmaceuticals PLC	1.7%
Silergy Corp.	1.7%
EPAM Systems, Inc.	1.6%
B&M European Value Retail SA	1.5%
WNS Holdings, Ltd.	1.3%
Bajaj Finance, Ltd.	1.3%
Lululemon Athletica, Inc.	1.3%
CVS Group PLC	1.3%
Total	15.4%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2019	21

Grandeur Peak Global Reach Fund	Performance Update

October 31, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2019

					Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Reach Fund – Investor (GPROX)	2.00%	13.17%	10.10%	7.34%	9.94%	1.52%	1.52%
Grandeur Peak Global Reach Fund – Institutional (GPRIX)	2.13%	13.51%	10.37%	7.60%	10.20%	1.27%	1.27%
MSCI All Country World Small Cap Index(d)	0.71%	8.54%	9.76%	7.02%	8.21%
MSCI All Country World IMI Index(e)	2.92%	12.62%	11.66%	7.59%	8.78%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of June 19, 2013.
(b)	Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.60% and 1.35% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2020 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update

October 31, 2019 (Unaudited)

Growth of $10,000 for the period ended October 31, 2019

The chart shown above represent a hypothetical investment of $ 10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2019	23

Grandeur Peak Global Reach Fund	Performance Update

October 31, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	29.3%
North America	28.2%
Asia ex Japan	21.7%
Japan	8.0%
Australia/New Zealand	4.4%
Latin America	3.7%
Africa/Middle East	3.0%
Cash, Cash Equivalents, & Other Net Assets	1.7%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Technology	21.9%
Consumer	21.7%
Financials	21.4%
Industrials	17.5%
Health Care	12.2%
Energy & Materials	3.6%
Cash, Cash Equivalents, & Other Net Assets	1.7%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	2.0%
WNS Holdings, Ltd.	1.2%
B&M European Value Retail SA	1.1%
EPAM Systems, Inc.	1.0%
Parex Resources, Inc.	1.0%
Silergy Corp.	0.9%
NV5 Global, Inc.	0.9%
Fastenal Co.	0.9%
Sanne Group PLC	0.9%
Wix.com, Ltd.	0.8%
Total	10.7%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

October 31, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2019

				Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Stalwarts Fund – Investor (GGSOX)	0.20%	14.96%	11.26%	11.29%	1.27%	1.27%
Grandeur Peak Global Stalwarts Fund – Institutional (GGSYX)	0.27%	15.22%	11.50%	11.56%	1.02%	1.02%
MSCI All Country World Mid Cap Index(d)	2.81%	12.74%	10.15%	9.29%
MSCI All Country World Small Cap Index(e)	0.71%	8.54%	9.76%	9.20%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2020. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture .. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2020 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Mid Cap Index is designed to measure the equity market performance of performance of mid-cap companies across developed and emerging markets globally. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2019	25

Grandeur Peak Global Stalwarts Fund	Performance Update

October 31, 2019 (Unaudited)

Growth of $10,000 for the period ended October 31, 2019

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

October 31, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	36.9%
Europe	31.5%
Asia ex Japan	15.1%
Japan	8.2%
Latin America	2.2%
Australia/New Zealand	1.7%
Africa/Middle East	1.6%
Cash, Cash Equivalents, & Other Net Assets	2.8%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	26.1%
Technology	24.5%
Consumer	19.7%
Industrials	14.1%
Health Care	12.4%
Energy & Materials	0.4%
Cash, Cash Equivalents, & Other Net Assets	2.8%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	4.1%
St. James's Place PLC	2.8%
B&M European Value Retail SA	2.3%
Silergy Corp.	2.3%
Power Integrations, Inc.	2.2%
ABIOMED, Inc.	2.2%
Fastenal Co.	2.0%
Lululemon Athletica, Inc.	1.9%
Nihon M&A Center, Inc.	1.8%
Dechra Pharmaceuticals PLC	1.8%
Total	23.4%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2019	27

Grandeur Peak International Opportunities Fund	Performance Update

October 31, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2019

					Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	0.60%	10.07%	7.26%	5.70%	11.22%	1.62%	1.57%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	0.60%	9.91%	7.51%	5.92%	11.44%	1.37%	1.32%
MSCI All Country World Index ex USA Small Cap Index(d)	2.06%	9.23%	7.39%	5.71%	7.28%
MSCI All Country World IMI ex USA Index(e)	2.22%	11.48%	8.44%	4.49%	6.38%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2020 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI ex USA IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update

October 31, 2019 (Unaudited)

Growth of $10,000 for the period ended October 31, 2019

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2019	29

Grandeur Peak International Opportunities Fund	Performance Update

October 31, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	37.4%
Asia ex Japan	24.9%
Japan	16.9%
North America	9.0%
Australia/New Zealand	3.0%
Latin America	2.9%
Africa/Middle East	2.5%
Cash, Cash Equivalents, & Other Net Assets	3.4%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Technology	21.9%
Industrials	19.6%
Consumer	19.3%
Financials	17.9%
Health Care	14.9%
Energy & Materials	3.0%
Cash, Cash Equivalents, & Other Net Assets	3.4%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
B&M European Value Retail SA	2.0%
EPAM Systems, Inc.	1.8%
Silergy Corp.	1.7%
Aalberts NV	1.7%
WNS Holdings, Ltd.	1.6%
Dechra Pharmaceuticals PLC	1.5%
Bajaj Finance, Ltd.	1.4%
CVS Group PLC	1.4%
Tokyo Century Corp.	1.4%
Seria Co., Ltd.	1.3%
Total	15.8%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

October 31, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2019

				Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	Inception(a)	Gross	Net(c)
Grandeur Peak International Stalwarts Fund – Investor (GISOX)	0.75%	13.29%	9.77%	11.01%	1.19%	1.19%
Grandeur Peak International Stalwarts Fund – Institutional (GISYX)	0.88%	13.53%	10.04%	11.26%	0.94%	0.94%
MSCI All Country World ex USA Mid Cap Index(d)	3.01%	11.22%	8.12%	7.56%
MSCI All Country World ex USA Small Index(e)	2.06%	9.23%	7.39%	7.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2020. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture .. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred This agreement may not be terminated or modified prior to August 31, 2020 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI ex USA Mid Cap Index is designed to measure the equity market performance of midcap companies across developed and emerging markets globally, excluding the United States. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2019	31

Grandeur Peak International Stalwarts Fund	Performance Update

October 31, 2019 (Unaudited)

Growth of $10,000 for the period ended October 31, 2019

The chart shown above represent a hypothetical investment of $ 10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

October 31, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	43.8%
Asia ex Japan	20.5%
Japan	12.3%
North America	11.3%
Latin America	3.2%
Australia/New Zealand	2.6%
Africa/Middle East	1.9%
Cash, Cash Equivalents, & Other Net Assets	4.4%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	24.0%
Consumer	23.8%
Technology	18.8%
Industrials	15.2%
Health Care	13.2%
Energy & Materials	0.6%
Cash, Cash Equivalents, & Other Net Assets	4.4%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
St. James's Place PLC	3.4%
Silergy Corp.	3.0%
B&M European Value Retail SA	2.8%
Nihon M&A Center, Inc.	2.4%
Lululemon Athletica, Inc.	2.3%
Aalberts NV	2.3%
Dechra Pharmaceuticals PLC	2.3%
EPAM Systems, Inc.	2.0%
WNS Holdings, Ltd.	2.0%
DiaSorin SpA	1.9%
Total	24.4%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2019	33

Grandeur Peak Funds®	Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2019 through October 31, 2019.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expense Ratio(a)	Expenses Paid During period May 1, 2019 - October 31, 2019(b)
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class
Actual	$ 1,000.00	$ 1,037.20	1.74%	$ 8.91
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.39	1.74%	$ 8.82
Institutional Class
Actual	$ 1,000.00	$ 1,038.70	1.52%	$ 7.79
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.50	1.52%	$ 7.71
Grandeur Peak Global Contrarian Fund
Institutional Class
Actual	$ 1,000.00	$ 1,016.00	1.38%	$ 6.99
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.20	1.38%	$ 7.00
Grandeur Peak Global Micro Cap Fund
Institutional Class
Actual	$ 1,000.00	$ 1,028.30	2.00%	$ 10.20
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.08	2.00%	$ 10.13
Grandeur Peak Global Opportunities Fund
Investor Class
Actual	$ 1,000.00	$ 1,020.10	1.57%	$ 7.97
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.24	1.57%	$ 7.96
Institutional Class
Actual	$ 1,000.00	$ 1,022.70	1.34%	$ 6.81
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.40	1.34%	$ 6.80
Grandeur Peak Global Reach Fund
Investor Class
Actual	$ 1,000.00	$ 1,020.00	1.52%	$ 7.72
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.50	1.52%	$ 7.71
Institutional Class
Actual	$ 1,000.00	$ 1,021.30	1.28%	$ 6.50
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.70	1.28%	$ 6.50
Grandeur Peak Global Stalwarts Fund
Investor Class
Actual	$ 1,000.00	$ 1,002.00	1.25%	$ 6.29
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.85	1.25%	$ 6.34
Institutional Class
Actual	$ 1,000.00	$ 1,002.70	1.00%	$ 5.03
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.11	1.00%	$ 5.08
Grandeur Peak International Opportunities Fund
Investor Class
Actual	$ 1,000.00	$ 1,006.00	1.58%	$ 7.97
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.19	1.58%	$ 8.01
Institutional Class
Actual	$ 1,000.00	$ 1,006.00	1.34%	$ 6.76
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.40	1.34%	$ 6.80
Grandeur Peak International Stalwarts Fund
Investor Class
Actual	$ 1,000.00	$ 1,007.50	1.17%	$ 5.90
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.25	1.17%	$ 5.94
Institutional Class
Actual	$ 1,000.00	$ 1,008.80	0.92%	$ 4.65
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.51	0.92%	$ 4.67

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

Semi-Annual Report | October 31, 2019	35

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (93.92%)
Argentina (0.85%)
Globant SA(a)	41,823	$3,900,413

Bangladesh (0.88%)
Square Pharmaceuticals, Ltd.	1,455,559	4,036,828

Brazil (6.24%)
Arco Platform, Ltd., Class A(a)	92,525	3,839,788
Fleury SA	1,416,100	8,940,444
Hypera SA	397,400	3,410,674
Magazine Luiza SA	220,800	2,444,463
Pagseguro Digital, Ltd., Class A(a)	159,850	5,927,238
Raia Drogasil SA	144,900	3,972,872
		28,535,479

China (19.10%)
51job, Inc., ADR(a)	48,650	3,832,161
58.com, Inc., ADR(a)	56,525	2,985,085
AK Medical Holdings, Ltd.(b)(c)	3,499,000	3,991,993
Alibaba Group Holding, Ltd., Sponsored ADR(a)	21,675	3,829,322
ANTA Sports Products, Ltd.	524,000	5,135,714
Baozun, Inc., Sponsored ADR(a)	65,200	2,837,504
BBI Life Sciences Corp.(c)	9,968,500	3,002,273
CSPC Pharmaceutical Group, Ltd.	2,192,000	5,636,687
Ctrip.com International, Ltd., ADR(a)	151,950	5,012,830
Essex Bio-technology, Ltd.	4,931,000	3,800,846
Hangzhou Robam Appliances Co., Ltd., Class A	365,200	1,635,650
Hangzhou Tigermed
Consulting Co., Ltd., Class A	176,250	1,711,043
HUYA, Inc., ADR(a)	86,952	1,933,812
Jiangsu Hengrui Medicine Co., Ltd., Class A	148,800	1,922,129
Koolearn Technology Holding, Ltd.(a)(b)(c)	1,964,000	4,616,783
Man Wah Holdings, Ltd.	5,220,400	3,564,232
New Oriental Education & Technology Group, Inc., Sponsored ADR(a)	48,050	5,864,983
O2Micro International, Ltd., ADR(a)	462,244	573,183
Shanghai Haohai Biological Technology Co., Ltd., Class H(b)(c)	538,100	3,110,782
Silergy Corp.	368,422	10,384,392
Tencent Holdings, Ltd.	58,900	2,411,337
WuXi AppTec Co., Ltd., Class H(b)(c)	378,000	4,568,253
Wuxi Biologics Cayman, Inc.(a)(b)(c)	231,000	2,726,855

	Shares	Value (Note 2)
China (continued)
Yum China Holdings, Inc.	53,475	$2,272,688
		87,360,537

Colombia (1.31%)
Amerisur Resources PLC(a)	6,493,622	1,604,921
Parex Resources, Inc.(a)	324,731	4,400,918
		6,005,839

Egypt (1.14%)
African Export-Import Bank, GDR	500,000	2,070,000
Integrated Diagnostics Holdings PLC(b)(c)	371,100	1,751,592
Obour Land For Food Industries	4,233,886	1,377,193
		5,198,785

Georgia (2.04%)
Bank of Georgia Group PLC	185,712	3,124,910
Georgia Capital PLC(a)	115,112	1,450,848
Georgia Healthcare Group PLC(b)(c)	356,781	784,512
TBC Bank Group PLC	240,293	3,984,184
		9,344,454

Greece (2.14%)
JUMBO SA	227,400	4,438,335
Sarantis SA	603,670	5,332,322
		9,770,657

Hong Kong (3.34%)
Jacobson Pharma Corp., Ltd.(c)	10,222,000	1,539,311
Plover Bay Technologies, Ltd.(c)	8,956,000	1,268,661
TK Group Holdings, Ltd.	6,362,000	3,004,026
Value Partners Group, Ltd.	10,871,800	5,743,943
Vitasoy International Holdings, Ltd.	916,383	3,730,577
		15,286,518

India (13.96%)
Bajaj Finance, Ltd.	185,000	10,504,862
City Union Bank, Ltd.	1,202,575	3,592,699
Cyient, Ltd.	668,095	3,831,276
Gulf Oil Lubricants India, Ltd.	168,535	2,091,933
HDFC Asset Management Co., Ltd.(b)(c)	80,858	3,413,469
HDFC Bank, Ltd.	246,000	4,267,185
HDFC Life Insurance Co., Ltd.(b)(c)	370,000	3,266,574
Hero MotoCorp, Ltd.	61,000	2,325,661
Hexaware Technologies, Ltd.	358,000	1,679,495
Kovai Medical Center and Hospital	50,167	474,555

See Notes to Financial Statements.

36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
India (continued)
L&T Technology Services, Ltd.(b)(c)	161,040	$3,413,958
Metropolis Healthcare, Ltd.(a)(b)(c)	367,701	7,502,156
Mindtree, Ltd.	186,000	1,869,211
Time Technoplast, Ltd.	2,390,721	2,123,475
Vaibhav Global, Ltd.	225,319	2,587,736
WNS Holdings, Ltd., ADR(a)	175,986	10,882,974
		63,827,219

Indonesia (4.15%)
Ace Hardware Indonesia Tbk PT	22,574,100	2,717,833
Arwana Citramulia Tbk PT	45,188,500	1,603,183
Bank Central Asia Tbk PT	1,169,000	2,619,153
Hexindo Adiperkasa Tbk PT	3,557,100	884,397
Indonesia Pondasi Raya Tbk PT	14,738,400	403,188
Link Net Tbk PT	7,350,500	2,304,068
Panin Sekuritas Tbk PT	7,155,500	810,518
Selamat Sempurna Tbk PT	52,028,900	5,467,167
Ultrajaya Milk Industry & Trading Co. Tbk PT	20,171,600	2,184,287
		18,993,794

Kenya (0.70%)
Safaricom PLC	11,096,600	3,195,778

Malaysia (1.72%)
AEON Credit Service M Bhd	1,430,114	5,236,507
My EG Services Bhd	3,821,900	1,042,711
Mynews Holdings Bhd	2,292,100	729,566
Scicom MSC Bhd	3,545,500	856,995
		7,865,779

Mexico (2.29%)
Credito Real SAB de CV SOFOM ER	1,448,154	1,793,207
Grupo Herdez SAB de CV	1,762,360	3,590,409
Regional SAB de CV	952,000	5,068,689
		10,452,305

Oman (0.28%)
Tethys Oil AB	171,623	1,304,631

Pakistan (0.39%)
Akzo Nobel Pakistan, Ltd.	496,500	312,710
Meezan Bank, Ltd.	2,914,067	1,463,497
		1,776,207

Peru (1.55%)
Alicorp SAA	999,553	2,740,425
Credicorp, Ltd.	20,325	4,350,363
		7,090,788

	Shares	Value (Note 2)
Philippines (3.99%)
Altus San Nicolas Corp.(a)(d)	71,561	$7,014
Concepcion Industrial Corp.	1,861,792	1,119,020
D&L Industries, Inc.	11,306,000	1,900,486
Philippine Seven Corp.	917,000	2,692,541
Puregold Price Club, Inc.	4,121,100	3,317,508
Robinsons Land Corp.	3,716,762	1,864,057
Robinsons Retail Holdings, Inc.	1,464,000	2,188,282
Wilcon Depot, Inc.	15,904,900	5,171,561
		18,260,469

Poland (2.40%)
CCC SA	30,600	893,816
Dino Polska SA(a)(b)(c)	168,413	6,567,871
LiveChat Software SA	239,800	2,378,763
PGS Software SA	426,467	1,116,216
		10,956,666

Russia (0.73%)
HeadHunter Group PLC, ADR	96,125	1,678,342
TCS Group Holding PLC, GDR(c)	86,700	1,649,034
		3,327,376

South Africa (3.10%)
ARB Holdings, Ltd.	1,134,108	258,562
Capitec Bank Holdings, Ltd.	23,200	2,108,014
City Lodge Hotels, Ltd.	57,892	306,155
Clicks Group, Ltd.	177,900	2,893,634
Italtile, Ltd.	3,636,472	3,369,221
Shoprite Holdings, Ltd.	83,700	750,062
Transaction Capital, Ltd.	3,071,128	4,481,544
		14,167,192

South Korea (4.70%)
Douzone Bizon Co., Ltd.	62,500	3,943,014
Hy-Lok Corp.	18,500	272,702
Koh Young Technology, Inc.	18,244	1,475,577
LEENO Industrial, Inc.	99,700	4,558,890
LG Household & Health Care, Ltd.	4,825	5,229,554
NAVER Corp.	27,560	3,884,860
Tokai Carbon Korea Co., Ltd.	46,000	2,115,261
		21,479,858

Taiwan (8.22%)
ASPEED Technology, Inc.	95,000	2,490,432
Bioteque Corp.	667,000	2,859,464
FineTek Co., Ltd.	409,500	1,146,151
Gourmet Master Co., Ltd.	372,760	1,702,128
LandMark Optoelectronics Corp.	210,000	1,776,416
M31 Technology Corp.	41,000	515,185
Poya International Co., Ltd.	342,000	4,701,861
Rafael Microelectronics, Inc.	312,000	1,885,909
Sinmag Equipment Corp.	972,502	3,290,606

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	37

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
Taiwan (continued)
Sporton International, Inc.	696,760	$4,348,956
Tehmag Foods Corp.	145,200	1,063,701
Test Research, Inc.	1,626,000	2,724,200
TSC Auto ID Technology Co., Ltd.	228,800	1,871,559
TTFB Co., Ltd.	179,000	1,570,047
Voltronic Power Technology Corp.	254,100	5,634,517
		37,581,132

Thailand (1.64%)
Muangthai Capital PCL	2,120,000	4,353,039
TOA Paint Thailand PCL	2,107,000	3,140,089
		7,493,128

Turkey (0.32%)
DP Eurasia NV(a)(b)(c)	1,646,300	1,471,453

United Arab Emirates (0.98%)
Aramex PJSC	2,626,419	2,803,230
Network International Holdings PLC(a)(b)(c)	236,400	1,656,659
		4,459,889

United States (2.41%)
FirstCash, Inc.	33,570	2,832,972
Frontage Holdings Corp.(a)(b)(c)	333,000	226,081
Genpact, Ltd.	202,850	7,945,635
		11,004,688

Vietnam (3.35%)
FPT Corp.	1,364,611	3,405,205
Ho Chi Minh City Development Joint Stock Commercial Bank(a)	2,240,203	2,843,338
Lix Detergent JSC	437,310	780,271
Vietnam Dairy Products JSC	892,665	5,001,356
Vietnam Technological & Commercial Joint Stock Bank(a)	3,207,629	3,276,335
		15,306,505

TOTAL COMMON STOCKS
(Cost $352,282,793)		429,454,367

TOTAL INVESTMENTS (93.92%)
(Cost $352,282,793)		$429,454,367

Other Assets In Excess Of Liabilities (6.08%)		27,813,729

NET ASSETS (100.00%)		$457,268,096

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019, these securities had a total aggregate market value of $49,068,991 representing 10.73% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2019, the aggregate market value of these securities was $56,528,270, representing 12.36% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.49%)
Australia (4.11%)
Fiducian Group, Ltd.	28,580	$106,389
Lycopodium, Ltd.	9,557	36,432
National Storage REIT	38,969	49,966
		192,787

Belgium (0.74%)
X-Fab Silicon Foundries SE(a)(b)(c)	7,729	34,825

Bermuda (0.86%)
Bank of NT Butterfield & Son, Ltd.	1,224	40,331

Britain (9.46%)
B&M European Value Retail SA	10,489	50,312
City of London Investment Group PLC	6,408	35,277
Close Brothers Group PLC	1,880	33,680
CVS Group PLC	4,132	51,784
K3 Capital Group PLC	26,619	49,653
LoopUp Group PLC(a)	64,000	53,472
River & Mercantile Group PLC	10,693	34,213
Sabre Insurance Group PLC(b)(c)	12,757	48,748
Senior PLC	21,807	52,174
Volution Group PLC	13,363	34,533
		443,846

Canada (2.57%)
Biosyent, Inc.(a)	10,654	48,534
Guardian Capital Group, Ltd.	3,655	72,317
		120,851

China (6.40%)
BBI Life Sciences Corp.(c)	332,500	100,141
Essex Bio-technology, Ltd.	61,000	47,019
Hangzhou Robam Appliances Co., Ltd., Class A	10,000	44,788
Man Wah Holdings, Ltd.	53,600	36,595
O2Micro International, Ltd., ADR(a)	28,900	35,836
Xin Point Holdings, Ltd.(c)	168,000	36,233
		300,612

Colombia (1.62%)
Parex Resources, Inc.(a)	5,602	75,921

France (1.99%)
Thermador Groupe	872	53,879
Vetoquinol SA	605	39,406
		93,285

	Shares	Value (Note 2)
Georgia (1.79%)
Bank of Georgia Group PLC	2,996	$50,412
TBC Bank Group PLC	2,034	33,725
		84,137

Germany (2.87%)
Aroundtown SA	4,500	37,973
Grand City Properties SA	2,159	50,470
Norma Group SE	1,256	46,171
		134,614

Greece (1.54%)
JUMBO SA	1,900	37,083
Sarantis SA	4,000	35,333
		72,416

Hong Kong (5.12%)
Jacobson Pharma Corp., Ltd.(c)	382,000	57,525
Plover Bay Technologies, Ltd.(c)	704,000	99,725
TK Group Holdings, Ltd.	74,000	34,942
Value Partners Group, Ltd.	91,000	48,078
		240,270

India (2.36%)
Cyient, Ltd.	10,500	60,214
Time Technoplast, Ltd.	57,000	50,628
		110,842

Indonesia (1.73%)
Selamat Sempurna Tbk PT	772,100	81,132

Ireland (1.93%)
Hostelworld Group PLC(b)(c)	31,425	47,545
Irish Residential Properties REIT PLC	22,000	43,086
		90,631

Italy (2.41%)
Freni Brembo SpA	4,085	43,441
Piovan SpA(b)(c)	11,328	69,741
		113,182

Japan (11.99%)
Beenos, Inc.	2,800	34,225
Central Automotive Products, Ltd.	4,000	78,452
Create SD Holdings Co., Ltd.	2,200	54,862
Japan Lifeline Co., Ltd.	2,200	34,246
Medikit Co., Ltd.	700	44,402
Naigai Trans Line, Ltd.	3,600	51,005
Seria Co., Ltd.	2,700	68,156
Sundrug Co., Ltd.	2,200	73,239
Tokyo Century Corp.	1,100	51,338

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	39

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
Japan (continued)
Trancom Co., Ltd.	1,100	$72,933
		562,858

Malaysia (0.73%)
AEON Credit Service M Bhd	9,300	34,053

Mexico (2.78%)
Credito Real SAB de CV SOFOM ER	42,800	52,998
Grupo Herdez SAB de CV	18,000	36,671
Regional SAB de CV	7,700	40,997
		130,666

Netherlands (1.45%)
Aalberts NV	1,687	67,847

New Zealand (0.92%)
Kathmandu Holdings, Ltd.	21,562	43,409

Norway (1.60%)
Sbanken ASA(b)(c)	4,524	32,124
Webstep AS(b)(c)	17,397	42,754
		74,878

Philippines (1.96%)
Concepcion Industrial Corp.	96,800	58,181
Pryce Corp.	317,700	33,808
		91,989

Poland (1.74%)
Benefit Systems SA(a)	210	38,475
PGS Software SA	16,456	43,071
		81,546

Singapore (1.61%)
Riverstone Holdings, Ltd./Singapore	105,700	75,753

South Africa (1.05%)
Italtile, Ltd.	53,296	49,379

South Korea (0.85%)
Tokai Carbon Korea Co., Ltd.	864	39,730

Sweden (3.38%)
Hoist Finance AB(a)(b)(c)	6,790	37,165
KNOW IT AB	4,181	82,271
TF Bank AB(c)	3,256	39,454
		158,890

Taiwan (6.20%)
Bioteque Corp.	24,000	102,889
FineTek Co., Ltd.	12,000	33,587
Rafael Microelectronics, Inc.	7,000	42,312

	Shares	Value (Note 2)
Taiwan (continued)
Sinmag Equipment Corp.	9,000	$30,453
Taiwan Sakura Corp.	24,000	37,963
TTFB Co., Ltd.	5,000	43,856
		291,060

Turkey (1.05%)
DP Eurasia NV(a)(b)(c)	55,331	49,455

United Arab Emirates (1.11%)
Aramex PJSC	49,000	52,299

United States (11.64%)
Carnival Corp.	1,188	50,953
CH Robinson Worldwide, Inc.	816	61,722
Core Laboratories NV	839	36,949
Hackett Group, Inc.	4,915	83,113
HD Supply Holdings, Inc.(a)	900	35,586
Hingham Institution for Savings	216	41,038
MSC Industrial Direct Co., Inc., Class A	681	49,856
RPC, Inc.	8,113	33,588
Systemax, Inc.	2,974	64,358
TriMas Corp.(a)	1,070	34,582
Virtusa Corp.(a)	1,468	54,727
		546,472

Vietnam (1.93%)
Ho Chi Minh City
Development Joint Stock
Commercial Bank(a)	30,500	38,712
Hoa Phat Group JSC(a)	55,000	51,674
		90,386

TOTAL COMMON STOCKS
(Cost $4,606,276)		4,670,352

TOTAL INVESTMENTS (99.49%)
(Cost $4,606,276)		$4,670,352

Other Assets In Excess Of Liabilities (0.51%)		23,866

NET ASSETS (100.00%)		$4,694,218

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019, these securities had a total aggregate market value of $362,357 representing 7.72% of net assets.

See Notes to Financial Statements.

40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2019, the aggregate market value of these securities was $695,435, representing 14.81% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	41

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (98.79%)
Australia (11.09%)
Australian Ethical Investment, Ltd.	41,500	$78,672
Fiducian Group, Ltd.	190,828	710,356
Kogan.com, Ltd.	144,289	673,383
Lycopodium, Ltd.	43,026	164,020
Mainstream Group Holdings, Ltd.	465,778	178,202
National Storage REIT	358,861	460,129
National Veterinary Care, Ltd.	524,152	831,047
People Infrastructure, Ltd.	74,514	174,645
PWR Holdings, Ltd.	60,900	199,412
Temple & Webster Group, Ltd.(a)	177,000	279,415
		3,749,281

Brazil (0.18%)
Arco Platform, Ltd., Class A(a)	1,475	61,213

Britain (12.37%)
AB Dynamics PLC	6,614	179,917
City of London Investment Group PLC	40,547	223,221
Curtis Banks Group PLC	78,479	294,808
CVS Group PLC	31,500	394,775
dotdigital group PLC	152,400	180,632
Impax Asset Management Group PLC	111,598	378,744
JTC PLC(b)(c)	51,800	242,229
K3 Capital Group PLC	143,979	268,565
LoopUp Group PLC(a)	110,133	92,016
On the Beach Group PLC(b)(c)	43,800	254,293
Oxford Immunotec Global PLC(a)	28,042	434,931
Premier Asset Management Group PLC	50,268	117,207
River & Mercantile Group PLC	61,300	196,131
Sanne Group PLC	59,000	403,529
Tracsis PLC	19,300	150,002
Volution Group PLC	86,601	223,797
XPS Pensions Group PLC(c)	90,380	146,343
		4,181,140

China (2.76%)
BBI Life Sciences Corp.(c)	2,155,000	649,034
Essex Bio-technology, Ltd.	186,000	143,370
O2Micro International, Ltd., ADR(a)	112,655	139,692
		932,096

Colombia (0.39%)
Amerisur Resources PLC(a)	536,017	132,478

	Shares	Value (Note 2)
Egypt (0.36%)
Obour Land For Food Industries	372,774	$121,256

Finland (0.27%)
Siili Solutions Oyj	10,200	89,871

France (2.02%)
Esker SA	3,500	321,262
Thermador Groupe	5,874	362,940
		684,202

Georgia (1.06%)
Georgia Healthcare Group PLC(b)(c)	60,281	132,550
TBC Bank Group PLC	13,650	226,324
		358,874

Germany (0.50%)
Marley Spoon AG(a)	150,636	44,132
Nexus AG	3,500	124,133
		168,265

Greece (2.43%)
Sarantis SA	92,942	820,973

Hong Kong (2.48%)
Jacobson Pharma Corp., Ltd.(c)	859,000	129,355
Plover Bay Technologies, Ltd.(c)	3,747,000	530,780
TK Group Holdings, Ltd.	381,000	179,902
		840,037

India (5.12%)
Cyient, Ltd.	23,640	135,567
Gulf Oil Lubricants India, Ltd.	21,500	266,868
Kovai Medical Center and Hospital	1,084	10,254
Metropolis Healthcare, Ltd.(a)(b)(c)	18,316	373,699
Time Technoplast, Ltd.	65,971	58,596
Vaibhav Global, Ltd.	48,170	553,221
Westlife Development, Ltd.(a)	67,000	331,275
		1,729,480

Indonesia (2.62%)
Arwana Citramulia Tbk PT	7,920,100	280,987
Hexindo Adiperkasa Tbk PT	557,000	138,486
Selamat Sempurna Tbk PT	4,434,000	465,922
		885,395

Ireland (1.10%)
Irish Residential Properties REIT PLC	137,000	268,310

See Notes to Financial Statements.

42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
Ireland (continued)
Uniphar PLC(a)	77,700	$103,817
		372,127

Italy (0.86%)
Piovan SpA(b)(c)	47,181	290,468

Japan (15.44%)
Atrae, Inc.(a)	4,500	133,554
BayCurrent Consulting, Inc.	3,700	187,415
Beenos, Inc.	9,500	116,122
Central Automotive Products, Ltd.	16,500	323,613
eGuarantee, Inc.	22,000	311,084
Future Corp.	19,900	326,353
M&A Capital Partners Co., Ltd.(a)	12,400	830,188
MarkLines Co., Ltd.	9,100	179,152
Medikit Co., Ltd.	2,000	126,864
Naigai Trans Line, Ltd.	37,300	528,466
Open Door, Inc.(a)	19,300	372,096
SBI FinTech Solutions Co., Ltd.	14,215	120,958
Silver Life Co., Ltd.(a)	7,400	212,427
Strike Co., Ltd.	3,700	133,795
Synchro Food Co., Ltd.(a)	32,700	152,008
System Information Co., Ltd.	12,000	109,343
Syuppin Co., Ltd.	23,100	201,502
Trancom Co., Ltd.	2,700	179,017
Vega Corp. Co., Ltd.(a)	27,500	137,513
YAKUODO Holdings Co., Ltd.	22,100	536,384
		5,217,854

Malaysia (1.33%)
AEON Credit Service M Bhd	76,769	281,098
Mynews Holdings Bhd	535,000	170,288
		451,386

Netherlands (1.02%)
Shop Apotheke Europe NV(a)(b)(c)	7,875	343,415

New Zealand (0.37%)
CBL Corp., Ltd.(a)(d)	159,993	0
NZX, Ltd.	151,700	125,468
		125,468

Norway (4.67%)
Infront ASA(a)	220,833	552,314
Medistim ASA	9,989	168,363
Sbanken ASA(b)(c)	24,431	173,479
Self Storage Group ASA(a)	227,748	577,038
Webstep AS(b)(c)	43,352	106,540
		1,577,734

	Shares	Value (Note 2)
Oman (0.51%)
Tethys Oil AB	22,717	$172,688

Philippines (1.98%)
Concepcion Industrial Corp.	334,770	201,212
Pryce Corp.	4,395,000	467,691
		668,903

Poland (0.94%)
LiveChat Software SA	18,500	183,516
PGS Software SA	51,047	133,608
		317,124

Singapore (0.42%)
Riverstone Holdings, Ltd./Singapore	197,800	141,758

South Africa (0.27%)
ARB Holdings, Ltd.	400,143	91,228

South Korea (0.65%)
LEENO Industrial, Inc.	4,800	219,485

Sweden (3.91%)
Absolent Group AB	4,788	207,771
KNOW IT AB	19,150	376,824
OEM International AB, Class B	5,685	120,109
SwedenCare AB(a)	36,978	295,650
Vitec Software Group AB, Class B	22,600	323,001
		1,323,355

Taiwan (9.10%)
Bioteque Corp.	130,000	557,317
FineTek Co., Ltd.	87,150	243,924
Gourmet Master Co., Ltd.	34,000	155,254
Pacific Hospital Supply Co., Ltd.	210,000	557,415
Poya International Co., Ltd.	25,000	343,703
Rafael Microelectronics, Inc.	32,000	193,426
Sporton International, Inc.	51,725	322,851
Tehmag Foods Corp.	30,300	221,971
TSC Auto ID Technology Co., Ltd.	29,700	242,943
TTFB Co., Ltd.	27,000	236,823
		3,075,627

Turkey (0.80%)
DP Eurasia NV(a)(b)(c)	301,284	269,286

United States (10.67%)
BioDelivery Sciences International, Inc.(a)	35,225	203,600
Castle Biosciences, Inc.(a)	8,925	210,095
Coastal Financial Corp.(a)	12,400	186,620
DXP Enterprises, Inc.(a)	3,350	115,642

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	43

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
United States (continued)
Esquire Financial Holdings, Inc.(a)	14,510	$352,593
Hackett Group, Inc.	21,100	356,801
Heska Corp.(a)	2,216	179,540
Hingham Institution for Savings	1,415	268,836
Kinsale Capital Group, Inc.	1,625	171,795
MaxCyte, Inc.(a)	74,400	108,903
NV5 Global, Inc.(a)	3,750	271,613
Seacoast Commerce Banc Holdings	15,325	278,915
STAAR Surgical Co.(a)	8,300	272,074
Systemax, Inc.	7,450	161,218
Transcat, Inc.(a)	6,466	202,644
Veracyte, Inc.(a)	11,529	264,360
		3,605,249

Vietnam (1.10%)
Lix Detergent JSC	208,790	372,534

TOTAL COMMON STOCKS
(Cost $28,385,793)		33,390,250

TOTAL INVESTMENTS (98.79%)
(Cost $28,385,793)		$33,390,250

Other Assets In Excess Of Liabilities (1.21%)		409,632

NET ASSETS (100.00%)		$33,799,882

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019, these securities had a total aggregate market value of $2,185,959 representing 6.47% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2019, the aggregate market value of these securities was $3,641,471, representing 10.77% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (96.98%)
Argentina (0.31%)
Globant SA(a)	21,650	$2,019,079

Australia (1.68%)
Corporate Travel
Management, Ltd.	256,900	3,122,172
Fiducian Group, Ltd.	181,000	673,772
Kogan.com, Ltd.	569,012	2,655,525
National Storage REIT	1,872,856	2,401,362
National Veterinary Care, Ltd.	1,405,859	2,228,999
		11,081,830

Austria (0.49%)
Palfinger AG	112,934	3,224,455

Bangladesh (0.19%)
Square Pharmaceuticals, Ltd.	442,421	1,227,005

Belgium (0.62%)
Melexis NV	58,193	4,075,885

Bermuda (0.63%)
Bank of NT Butterfield & Son, Ltd.	126,225	4,159,114

Brazil (1.96%)
Arco Platform, Ltd., Class A(a)	17,864	741,356
Fleury SA	773,800	4,885,330
Pagseguro Digital, Ltd., Class A(a)	196,125	7,272,315
		12,899,001

Britain (13.93%)
AB Dynamics PLC	3,000	81,607
Ascential PLC(b)(c)	1,249,100	5,650,147
B&M European Value Retail SA	2,107,600	10,109,513
boohoo Group PLC(a)	1,894,900	6,480,053
City of London Investment Group PLC	73,063	402,230
Clipper Logistics PLC	643,195	1,832,963
Curtis Banks Group PLC	196,200	737,030
CVS Group PLC	658,817	8,256,654
Dechra Pharmaceuticals PLC	324,000	11,037,967
Endava PLC, ADR(a)	119,857	5,155,050
FDM Group Holdings PLC	182,400	1,708,250
Impax Asset Management Group PLC	199,020	675,439
Intermediate Capital Group PLC	92,500	1,780,528
JTC PLC(b)(c)	596,738	2,790,482
K3 Capital Group PLC	523,900	977,236
On the Beach Group PLC(b)(c)	687,605	3,992,080
Oxford Immunotec Global PLC(a)	407,658	6,322,776

	Shares	Value (Note 2)
Britain (continued)
Premier Asset Management Group PLC	427,969	$997,868
River & Mercantile Group PLC	499,300	1,597,522
Sabre Insurance Group PLC(b)(c)	837,400	3,199,951
Sanne Group PLC	642,700	4,395,725
Softcat PLC	253,300	3,085,903
St. James's Place PLC	420,717	5,673,213
Ted Baker PLC	47,343	249,351
Ultra Electronics Holdings PLC	151,000	3,814,169
Volution Group PLC	291,700	753,820
		91,757,527

Canada (3.70%)
Biosyent, Inc.(a)	142,800	650,520
Gildan Activewear, Inc.	173,000	4,419,900
Lululemon Athletica, Inc.(a)	40,625	8,298,469
Richelieu Hardware, Ltd.	276,865	5,684,025
Ritchie Bros Auctioneers, Inc.	52,550	2,160,856
Stantec, Inc.	146,612	3,127,930
		24,341,700

China (3.68%)
BBI Life Sciences Corp.(c)	13,832,000	4,165,866
Ctrip.com International, Ltd., ADR(a)	109,850	3,623,951
Hangzhou Tigermed Consulting Co., Ltd., Class A	174,800	1,696,967
O2Micro International, Ltd., ADR(a)	954,611	1,183,718
Silergy Corp.	386,852	10,903,862
WuXi AppTec Co., Ltd., Class H(b)(c)	218,200	2,637,018
		24,211,382

Denmark (0.66%)
Ambu A/S, Class B	275,699	4,329,661

Egypt (0.09%)
Integrated Diagnostics Holdings PLC(b)(c)	131,600	621,152

France (2.25%)
Alten SA	28,581	3,138,230
BioMerieux 42,200		3,452,265
Esker SA	34,078	3,127,991
Neurones	39,608	923,253
Thermador Groupe	67,778	4,187,840
		14,829,579

Georgia (0.75%)
Bank of Georgia Group PLC	102,600	1,726,414
Georgia Capital PLC(a)	112,900	1,422,968

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	45

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
Georgia (continued)
TBC Bank Group PLC	109,179	$1,810,245
		4,959,627

Germany (3.62%)
Dermapharm Holding SE	179,900	7,036,530
Grand City Properties SA	134,223	3,137,688
GRENKE AG	20,700	1,958,907
Nexus AG	94,624	3,355,985
Norma Group SE	138,468	5,090,122
PATRIZIA AG	160,113	3,280,404
		23,859,636

Hong Kong (0.77%)
Jacobson Pharma Corp., Ltd.(c)	6,659,000	1,002,765
Value Partners Group, Ltd.	7,703,000	4,069,758
		5,072,523

India (5.19%)
Bajaj Finance, Ltd.	146,250	8,304,519
Cyient, Ltd.	558,616	3,203,455
Gulf Oil Lubricants India, Ltd.	138,167	1,714,992
HDFC Bank, Ltd.	201,000	3,486,602
Kovai Medical Center and Hospital	25,501	241,227
L&T Technology Services, Ltd.(b)(c)	64,348	1,364,142
Metropolis Healthcare, Ltd.(a)(b)(c)	301,291	6,147,201
Time Technoplast, Ltd.	1,305,759	1,159,795
WNS Holdings, Ltd., ADR(a)	138,025	8,535,466
		34,157,399

Indonesia (1.41%)
Arwana Citramulia Tbk PT	59,516,800	2,111,517
Selamat Sempurna Tbk PT	55,961,200	5,880,371
Ultrajaya Milk Industry & Trading Co. Tbk PT	11,829,000	1,280,907
		9,272,795

Ireland (1.27%)
Irish Residential Properties
REIT PLC	2,586,846	5,066,250
Keywords Studios PLC	228,100	3,279,719
		8,345,969

Israel (0.43%)
Wix.com, Ltd.(a)	23,234	2,836,174

Italy (3.08%)
DiaSorin SpA	65,588	7,388,178
FinecoBank Banca Fineco SpA	412,145	4,642,619
Freni Brembo SpA	287,111	3,053,248
Interpump Group SpA	157,145	4,304,478

	Shares	Value (Note 2)
Italy (continued)
Piovan SpA(b)(c)	144,291	$888,321
		20,276,844

Japan (12.73%)
AIT Corp.	360,900	3,094,670
BayCurrent Consulting, Inc.	72,600	3,677,396
Cosmos Pharmaceutical Corp.	9,900	2,047,106
Create SD Holdings Co., Ltd.	283,000	7,057,311
Future Corp.	182,400	2,991,299
Japan Lifeline Co., Ltd.	396,600	6,173,577
M&A Capital Partners Co., Ltd.(a)	39,100	2,617,770
MarkLines Co., Ltd.	61,200	1,204,845
Medikit Co., Ltd.	25,200	1,598,482
MISUMI Group, Inc.	144,700	3,676,792
MonotaRO Co., Ltd.	145,300	4,446,861
Naigai Trans Line, Ltd.	80,400	1,139,106
Nihon M&A Center, Inc.	156,300	4,790,749
Open Door, Inc.(a)	120,600	2,325,115
Seria Co., Ltd.	234,300	5,914,453
Strike Co., Ltd.	70,300	2,542,101
Sundrug Co., Ltd.	102,100	3,398,921
Synchro Food Co., Ltd.(a)	410,300	1,907,312
Systena Corp.	229,700	3,322,450
Syuppin Co., Ltd.	215,200	1,877,196
Tokyo Century Corp.	99,900	4,662,432
Trancom Co., Ltd.	77,270	5,123,189
Tsuruha Holdings, Inc.	50,000	5,662,562
YAKUODO Holdings Co., Ltd.	107,100	2,599,399
		83,851,094

Malaysia (0.49%)
AEON Credit Service M Bhd	883,444	3,234,819

Mexico (0.79%)
Grupo Herdez SAB de CV	1,553,200	3,164,292
Regional SAB de CV	378,034	2,012,749
		5,177,041

Netherlands (2.55%)
Aalberts NV	179,122	7,203,876
QIAGEN NV(a)	123,200	3,672,592
Shop Apotheke Europe NV(a)(b)(c)	68,600	2,991,524
Takeaway.com NV(a)(b)(c)	36,300	2,955,432
		16,823,424

New Zealand (0.00%)(d)
CBL Corp., Ltd.(a)(e)	1,107,672	1

Norway (1.01%)
Medistim ASA	106,000	1,786,617
Sbanken ASA(b)(c)	685,110	4,864,828
		6,651,445

See Notes to Financial Statements.

46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
Philippines (0.70%)
Concepcion Industrial Corp.	1,035,152	$622,172
Puregold Price Club, Inc.	4,918,000	3,959,017
		4,581,189

Poland (0.87%)
Dino Polska SA(a)(b)(c)	138,697	5,408,989
PGS Software SA	120,487	315,357
		5,724,346

Singapore (0.40%)
Riverstone Holdings, Ltd./Singapore	3,665,000	2,626,613

South Africa (0.24%)
Italtile, Ltd.	1,723,941	1,597,245

South Korea (0.60%)
Hy-Lok Corp.	47,641	702,259
LEENO Industrial, Inc.	71,000	3,246,551
		3,948,810

Sweden (2.82%)
AddTech AB, Class B	78,727	2,189,194
EQT AB(a)	181,100	1,737,534
Hexpol AB	439,500	3,914,475
Indutrade AB	53,300	1,640,560
KNOW IT AB	99,400	1,955,943
Nibe Industrier AB, Class B	276,600	3,781,311
OEM International AB, Class B	15,188	320,883
Sweco AB, Class B	85,885	3,020,656
		18,560,556

Switzerland (0.40%)
Partners Group Holding AG	2,550	1,988,302
VZ Holding AG	2,335	650,912
		2,639,214

Taiwan (1.91%)
Bioteque Corp.	967,000	4,145,579
FineTek Co., Ltd.	127,050	355,601
Poya International Co., Ltd.	171,000	2,350,930
Rafael Microelectronics, Inc.	273,000	1,650,170
Sporton International, Inc.	648,671	4,048,800
		12,551,080

Turkey (0.05%)
DP Eurasia NV(a)(b)(c)	403,911	361,013

United Arab Emirates (0.38%)
Aramex PJSC	2,330,645	2,487,544

United States (22.65%)
ABIOMED, Inc.(a)	24,964	5,182,027

	Shares	Value (Note 2)
United States (continued)
BioDelivery Sciences International, Inc.(a)	851,374	$4,920,942
Burford Capital, Ltd.	326,600	3,720,834
CH Robinson Worldwide, Inc.	22,575	1,707,573
Core Laboratories NV	13,000	572,520
EPAM Systems, Inc.(a)	59,775	10,518,009
Esquire Financial Holdings, Inc.(a)	17,086	415,190
ExlService Holdings, Inc.(a)	52,700	3,669,501
Fastenal Co.	217,175	7,805,269
First Republic Bank	104,350	11,098,666
Genpact, Ltd.	199,400	7,810,498
Hackett Group, Inc.	182,025	3,078,043
Hamilton Lane, Inc., Class A	28,467	1,697,203
Heska Corp.(a)	42,913	3,476,811
Hingham Institution for Savings	16,645	3,162,384
Inphi Corp.(a)	97,125	6,981,345
Knight-Swift Transportation Holdings, Inc.	85,436	3,114,997
Littelfuse, Inc.	12,475	2,190,236
Microchip Technology, Inc.	50,470	4,758,816
Monro, Inc.	51,725	3,626,440
MSC Industrial Direct Co., Inc., Class A	43,325	3,171,823
New Relic, Inc.(a)	55,275	3,540,916
NV5 Global, Inc.(a)	82,950	6,008,068
Old Dominion Freight Line, Inc.	7,550	1,374,704
Paycom Software, Inc.(a)	25,200	5,330,556
Pluralsight, Inc., Class A(a)	190,714	3,448,109
Power Integrations, Inc.	145,750	13,279,282
Qualys, Inc.(a)	62,175	5,305,393
Revolve Group, Inc.(a)	41,645	864,550
Silicon Laboratories, Inc.(a)	20,240	2,150,298
STAAR Surgical Co.(a)	63,225	2,072,516
SVB Financial Group(a)	20,275	4,490,507
Systemax, Inc.	207,020	4,479,913
TriMas Corp.(a)	128,594	4,156,158
		149,180,097

Vietnam (1.68%)
Ho Chi Minh City Development Joint Stock Commercial Bank(a)	1,602,160	2,033,513
Vietnam Dairy Products JSC	756,440	4,238,124
Vietnam Technological & Commercial Joint Stock Bank(a)	3,191,904	3,260,274
Vincom Retail JSC	1,051,930	1,505,154
		11,037,065

TOTAL COMMON STOCKS
(Cost $492,736,792)		638,590,933

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	47

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
PREFERRED STOCKS (0.29%)
United States (0.29%)
Dataminr, Inc.(a)(e)	96,640	$1,923,136

TOTAL PREFERRED STOCKS
(Cost $1,923,136)		1,923,136

TOTAL INVESTMENTS (97.27%)
(Cost $494,659,928)		$640,514,069

Other Assets In Excess Of Liabilities (2.73%)		17,989,224

NET ASSETS (100.00%)		$658,503,293

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019, these securities had a total aggregate market value of $43,872,280 representing 6.66% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2019, the aggregate market value of these securities was $49,040,911, representing 7.45% of net assets.
(d)	Less than 0.005%.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (97.97%)
Argentina (0.41%)
Globant SA(a)	13,563	$1,264,885

Australia (4.07%)
Appen, Ltd.	55,042	829,819
Australian Ethical Investment, Ltd.	487,800	924,730
Corporate Travel Management, Ltd.	27,881	338,845
Domino's Pizza Enterprises, Ltd.	38,800	1,364,355
Kogan.com, Ltd.	264,508	1,234,434
Lycopodium, Ltd.	181,976	693,713
Mainstream Group Holdings, Ltd.	2,531,035	968,348
National Storage REIT	1,113,721	1,428,005
National Veterinary Care, Ltd.	720,900	1,142,992
Netwealth Group, Ltd.	243,326	1,479,440
People Infrastructure, Ltd.	303,330	710,943
PWR Holdings, Ltd.	167,100	547,155
Temple & Webster Group, Ltd.(a)	493,000	778,256
		12,441,035

Austria (0.21%)
Palfinger AG	22,948	655,204

Belgium (0.22%)
Melexis NV	9,497	665,178

Bermuda (0.58%)
Bank of NT Butterfield & Son, Ltd.	53,900	1,776,005

Brazil (1.91%)
Arco Platform, Ltd., Class A(a)	36,350	1,508,525
Fleury SA	191,700	1,210,284
Pagseguro Digital, Ltd., Class A(a)	54,175	2,008,809
Raia Drogasil SA	41,000	1,124,139
		5,851,757

Britain (11.81%)
AB Dynamics PLC	36,676	997,676
Alpha FX Group PLC(b)	57,400	765,839
Ascential PLC(b)(c)	101,100	457,313
B&M European Value Retail SA	674,000	3,232,972
boohoo Group PLC(a)	409,800	1,401,407
Curtis Banks Group PLC	278,800	1,047,319
CVS Group PLC	99,700	1,249,495
Dechra Pharmaceuticals PLC	51,400	1,751,085
dotdigital group PLC	1,212,256	1,436,825
Endava PLC, ADR(a)	48,423	2,082,673
FDM Group Holdings PLC	49,500	463,588

	Shares	Value (Note 2)
Britain (continued)
First Derivatives PLC	14,850	$437,619
Gamma Communications PLC	34,400	530,266
Horizon Discovery Group PLC(a)	233,200	496,614
Impax Asset Management Group PLC	550,165	1,867,164
Intermediate Capital Group PLC	47,300	910,475
Intertek Group PLC	11,400	790,331
JTC PLC(b)(c)	438,093	2,048,622
K3 Capital Group PLC	170,800	318,595
LoopUp Group PLC(a)	378,449	316,195
On the Beach Group PLC(b)(c)	275,700	1,600,652
Oxford Immunotec Global PLC(a)	60,225	934,090
Sabre Insurance Group PLC(b)(c)	415,800	1,588,894
Sanne Group PLC	381,373	2,608,388
Softcat PLC	71,799	874,713
St. James's Place PLC	159,538	2,151,311
Trainline PLC(a)(b)(c)	205,700	1,109,782
Volution Group PLC	346,347	895,040
XPS Pensions Group PLC(b)	1,094,928	1,772,899
		36,137,842

Canada (1.97%)
Biosyent, Inc.(a)	93,300	425,025
Gildan Activewear, Inc.	28,700	733,243
Lululemon Athletica, Inc.(a)	10,350	2,114,195
Richelieu Hardware, Ltd.	53,300	1,094,246
Ritchie Bros Auctioneers, Inc.	40,750	1,675,640
		6,042,349

China (5.15%)
58.com, Inc., ADR(a)	12,475	658,805
BBI Life Sciences Corp.(b)	7,001,500	2,108,684
CSPC Pharmaceutical Group, Ltd.	597,000	1,535,174
Essex Bio-technology, Ltd.	1,207,000	930,363
Hangzhou Tigermed Consulting Co., Ltd., Class A	36,750	356,771
Hop Hing Group Holdings, Ltd.	6,196,000	87,769
HUYA, Inc., ADR(a)	21,488	477,893
Koolearn Technology Holding, Ltd.(a)(b)(c)	494,000	1,161,248
Man Wah Holdings, Ltd.	1,608,400	1,098,136
O2Micro International, Ltd., ADR(a)	292,039	362,128
Shanghai Haohai Biological Technology Co., Ltd., Class H(b)(c)	65,700	379,815
Silergy Corp.	98,925	2,788,313
WuXi AppTec Co., Ltd., Class H(b)(c)	197,400	2,385,643

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	49

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
China (continued)
Yum China Holdings, Inc.	33,325	$1,416,313
		15,747,055

Colombia (1.38%)
Amerisur Resources PLC(a)	5,260,978	1,300,269
Parex Resources, Inc.(a)	215,961	2,926,812
		4,227,081

Denmark (0.14%)
Ambu A/S, Class B	27,656	434,318

Egypt (0.42%)
African Export-Import Bank, GDR	200,000	828,000
Integrated Diagnostics Holdings PLC(b)(c)	95,137	449,047
		1,277,047

France (2.46%)
Alten SA	10,400	1,141,933
BioMerieux	8,000	654,458
Bureau Veritas SA	31,962	815,965
Esker SA	21,509	1,974,293
Infotel SA	21,060	869,064
Neurones	17,282	402,839
Thermador Groupe	26,908	1,662,581
		7,521,133

Georgia (0.20%)
Georgia Healthcare Group PLC(b)(c)	284,198	624,912

Germany (3.84%)
CANCOM SE	15,800	843,024
Dermapharm Holding SE	30,400	1,189,052
FUCHS PETROLUB SE	15,500	661,752
Grand City Properties SA	69,400	1,622,342
GRENKE AG	8,900	842,235
Marley Spoon AG(a)	1,162,278	340,517
Nexus AG	23,085	818,745
Norma Group SE	28,260	1,038,845
PATRIZIA AG	99,904	2,046,839
Puma SE	21,800	1,639,948
Wirecard AG	5,496	696,026
		11,739,325

Greece (0.79%)
JUMBO SA	33,700	657,748
Sarantis SA	199,040	1,758,155
		2,415,903

Hong Kong (1.01%)
Jacobson Pharma Corp., Ltd.(b)	5,581,000	840,432
Plover Bay Technologies, Ltd.(b)	2,930,000	415,048

	Shares	Value (Note 2)
Hong Kong (continued)
TK Group Holdings, Ltd.	1,720,000	$812,154
Vitasoy International Holdings, Ltd.	254,000	1,034,029
		3,101,663
India (6.06%)
Bajaj Finance, Ltd.	38,000	2,157,756
Cyient, Ltd.	181,100	1,038,541
Gulf Oil Lubricants India, Ltd.	68,300	847,771
HDFC Bank, Ltd.	112,000	1,942,783
HDFC Life Insurance Co., Ltd.(b)(c)	110,000	971,144
Hero MotoCorp, Ltd.	23,831	908,571
IndiaMart InterMesh, Ltd.(a)(b)(c)	22,969	601,890
L&T Technology Services, Ltd.(b)(c)	21,000	445,188
Metropolis Healthcare, Ltd.(a)(b)(c)	83,879	1,711,372
Poly Medicure, Ltd.	242,220	702,461
TCI Express, Ltd.	133,959	1,466,341
Time Technoplast, Ltd.	712,756	633,081
Vaibhav Global, Ltd.	77,947	895,203
Westlife Development, Ltd.(a)	126,000	622,994
WNS Holdings, Ltd., ADR(a)	58,075	3,591,358
		18,536,454

Indonesia (2.08%)
Arwana Citramulia Tbk PT	26,137,200	927,287
Bank Central Asia Tbk PT	571,500	1,280,450
Bank Tabungan Pensiunan Nasional Syariah Tbk PT(a)	3,448,500	943,381
Hexindo Adiperkasa Tbk PT	1,636,900	406,980
Indonesia Pondasi Raya Tbk PT	4,149,800	113,523
Selamat Sempurna Tbk PT	20,026,300	2,104,352
Ultrajaya Milk Industry & Trading Co. Tbk PT	5,474,800	592,840
		6,368,813

Ireland (1.22%)
Irish Residential Properties
REIT PLC	871,726	1,707,246
Keywords Studios PLC	40,800	586,640
Uniphar PLC(a)	1,074,600	1,435,804
		3,729,690

Israel (0.82%)
Wix.com, Ltd.(a)	20,627	2,517,938

Italy (1.38%)
DiaSorin SpA	8,212	925,043
FinecoBank Banca Fineco SpA	94,698	1,066,728
Freni Brembo SpA	43,093	458,268

See Notes to Financial Statements.

50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
Italy (continued)
Interpump Group SpA	32,697	$895,628
Piovan SpA(b)(c)	140,839	867,069
		4,212,736

Japan (7.96%)
AIT Corp.	79,700	683,417
Asics Corp.	26,200	453,205
BayCurrent Consulting, Inc.	26,100	1,322,039
Cosmos Pharmaceutical Corp.	3,200	661,691
Create SD Holdings Co., Ltd.	37,500	935,156
eGuarantee, Inc.	29,200	412,894
Future Corp.	69,300	1,136,497
Japan Lifeline Co., Ltd.	66,100	1,028,929
MarkLines Co., Ltd.	36,300	714,638
Medikit Co., Ltd.	7,800	494,768
MISUMI Group, Inc.	29,800	757,211
MonotaRO Co., Ltd.	32,100	982,410
Naigai Trans Line, Ltd.	59,150	838,036
Nihon M&A Center, Inc.	39,200	1,201,519
Open Door, Inc.(a)	53,100	1,023,745
Pigeon Corp.	30,500	1,502,547
SBI FinTech Solutions Co., Ltd.	75,000	638,188
Seria Co., Ltd.	35,600	898,654
Sundrug Co., Ltd.	19,900	662,473
Synchro Food Co., Ltd.(a)	113,400	527,149
System Information Co., Ltd.	49,100	447,397
Systena Corp.	51,200	740,572
Syuppin Co., Ltd.	147,200	1,284,030
Trancom Co., Ltd.	18,300	1,213,335
Tsuruha Holdings, Inc.	10,500	1,189,138
Unicharm Corp.	23,600	806,189
Vega Corp. Co., Ltd.(a)	130,900	654,561
YAKUODO Holdings Co., Ltd.	47,200	1,145,580
		24,355,968

Kenya (0.17%)
Safaricom PLC	1,836,500	528,905

Malaysia (0.19%)
Mynews Holdings Bhd	1,818,000	578,662

Mexico (0.29%)
Grupo Herdez SAB de CV	235,790	480,368
Regional SAB de CV	74,857	398,558
		878,926

Netherlands (1.17%)
Aalberts NV	43,782	1,760,812

Shop Apotheke Europe
NV(a)(b)(c)	32,100	1,399,824
Takeaway.com NV(a)(b)(c)	5,000	407,084
		3,567,720

New Zealand (0.33%)
CBL Corp., Ltd.(a)(d)	819,006	0

	Shares	Value (Note 2)
New Zealand (continued)
NZX, Ltd.	1,230,372	$1,017,619
		1,017,619

Norway (1.32%)
Infront ASA(a)	190,066	475,364
Medistim ASA	25,541	430,491
Sbanken ASA(b)(c)	101,000	717,181
Self Storage Group ASA(a)	777,569	1,970,102
Webstep AS(b)(c)	175,000	430,071
		4,023,209

Oman (0.28%)
Tethys Oil AB	112,700	856,715

Philippines (1.61%)
Concepcion Industrial Corp.	1,793,920	1,078,226
Pryce Corp.	6,894,800	733,706
Puregold Price Club, Inc.	1,332,700	1,072,831
Wilcon Depot, Inc.	6,270,400	2,038,853
		4,923,616

Poland (1.11%)
Dino Polska SA(a)(b)(c)	60,618	2,364,017
LiveChat Software SA	68,104	675,576
PGS Software SA	138,887	363,517
		3,403,110

Singapore (0.15%)
Riverstone Holdings, Ltd./Singapore	652,800	467,845

South Africa (0.75%)
ARB Holdings, Ltd.	2,093,266	477,238
Clicks Group, Ltd.	64,000	1,040,993
Italtile, Ltd.	822,600	762,145
		2,280,376

South Korea (0.53%)
Koh Young Technology, Inc.	7,493	606,035
LG Household & Health Care, Ltd.	500	541,923
Tokai Carbon Korea Co., Ltd.	10,000	459,839
		1,607,797

Spain (0.00%)(e)
Let's GOWEX SA(a)(d)	10,700	0

Sweden (2.74%)
Epiroc AB, Class B	63,300	688,350
EQT AB(a)	112,400	1,078,403
Hexpol AB	106,900	952,122
KNOW IT AB	74,700	1,469,909
Nibe Industrier AB, Class B	93,000	1,271,373
OEM International AB, Class B	13,943	294,580
Sweco AB, Class B	18,300	643,628

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	51

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
Sweden (continued)
SwedenCare AB(a)	148,604	$1,188,130
Vitec Software Group AB, Class B	55,500	793,210
		8,379,705

Switzerland (0.72%)
Partners Group Holding AG	2,835	2,210,524

Taiwan (2.93%)
Bioteque Corp.	271,000	1,161,791
FineTek Co., Ltd.	155,400	434,949
Gourmet Master Co., Ltd.	94,000	429,231
Pacific Hospital Supply Co., Ltd.	449,000	1,191,807
Poya International Co., Ltd.	98,000	1,347,317
Sporton International, Inc.	212,859	1,328,599
Test Research, Inc.	409,440	685,976
TSC Auto ID Technology Co., Ltd.	78,060	638,522
TTFB Co., Ltd.	148,000	1,298,139
Voltronic Power Technology Corp.	19,950	442,379
		8,958,710

Thailand (0.32%)
TOA Paint Thailand PCL	648,000	965,723

Turkey (0.32%)
DP Eurasia NV(a)(b)(c)	1,086,201	970,840

United Arab Emirates (0.53%)
Aramex PJSC	1,518,033	1,620,227

United States (25.04%)
8x8, Inc.(a)	50,400	973,728
ABIOMED, Inc.(a)	3,875	804,372
Accenture PLC, Class A	2,125	394,018
Adaptive Biotechnologies Corp.(a)	10,800	281,502
Amazon.com, Inc.(a)	950	1,687,827
Apollo Global Management, Inc., Class A	55,225	2,273,061
BioDelivery Sciences International, Inc.(a)	198,750	1,148,775
Blackline, Inc.(a)	15,450	722,133
Blackstone Group, Inc., Class A	32,075	1,705,107
Burford Capital, Ltd.	103,200	1,175,720
Cactus, Inc., Class A(a)	39,650	1,178,398
Castle Biosciences, Inc.(a)	57,025	1,342,368
CH Robinson Worldwide, Inc.	18,100	1,369,084
CoreSite Realty Corp.	15,075	1,771,312
DexCom, Inc.(a)	3,450	532,128
DXP Enterprises, Inc.(a)	53,525	1,847,683
Edwards Lifesciences Corp.(a)	1,425	339,691

	Shares	Value (Note 2)
United States (continued)
EPAM Systems, Inc.(a)	16,800	$2,956,128
Equinix, Inc.	2,325	1,317,763
Esquire Financial Holdings, Inc.(a)	65,162	1,583,437
ExlService Holdings, Inc.(a)	18,350	1,277,710
Fastenal Co.	75,897	2,727,738
Fastly, Inc., Class A(a)	27,500	550,550
First Republic Bank	57,525	6,118,359
Focus Financial Partners, Inc., Class A(a)	11,775	257,637
Frontage Holdings Corp.(a)(b)(c)	685,000	465,062
Genpact, Ltd.	55,750	2,183,728
Goosehead Insurance, Inc., Class A	30,610	1,566,620
Hackett Group, Inc.	28,025	473,903
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	37,025	1,105,566
HD Supply Holdings, Inc.(a)	24,000	948,960
HealthEquity, Inc.(a)	12,725	722,653
Heska Corp.(a)	10,075	816,276
I3 Verticals, Inc., Class A(a)	26,875	549,594
Inphi Corp.(a)	20,525	1,475,337
Kinsale Capital Group, Inc.	14,525	1,535,583
Knight-Swift Transportation Holdings, Inc.	24,300	885,978
LGI Homes, Inc.(a)	10,500	824,040
Littelfuse, Inc.	3,100	544,267
Microchip Technology, Inc.	9,650	909,898
Monro, Inc.	13,350	935,969
MSC Industrial Direct Co., Inc., Class A	8,150	596,661
New Relic, Inc.(a)	30,925	1,981,056
NV5 Global, Inc.(a)	38,300	2,774,069
NVIDIA Corp.	2,575	517,627
Old Dominion Freight Line, Inc.	3,350	609,968
Palo Alto Networks, Inc.(a)	2,700	613,953
Paycom Software, Inc.(a)	9,150	1,935,500
Pluralsight, Inc., Class A(a)	108,264	1,957,413
Power Integrations, Inc.	17,365	1,582,125
Qualys, Inc.(a)	22,000	1,877,260
Revolve Group, Inc.(a)	68,375	1,419,465
Silicon Laboratories, Inc.(a)	6,900	733,056
STAAR Surgical Co.(a)	9,979	327,112
SVB Financial Group(a)	7,850	1,738,618
Systemax, Inc.	79,088	1,711,464
Transcat, Inc.(a)	35,752	1,120,468
Veracyte, Inc.(a)	18,597	426,429
Virtusa Corp.(a)	39,675	1,479,084
Watsco, Inc.	5,375	947,613
		76,628,604

Vietnam (1.38%)
Vietnam Dairy Products JSC	365,929	2,050,199

See Notes to Financial Statements.

52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
Vietnam (continued)
Vietnam Technological & Commercial Joint Stock Bank(a)	2,138,281	$2,184,082
		4,234,281

TOTAL COMMON STOCKS
(Cost $237,523,813)		299,747,405

PREFERRED STOCKS (0.30%)
United States (0.30%)
Dataminr, Inc.(a)(d)	45,833	912,077

TOTAL PREFERRED STOCKS
(Cost $912,077)		912,077

TOTAL INVESTMENTS (98.27%)
(Cost $238,435,890)		$300,659,482

Other Assets In Excess Of Liabilities (1.73%)		5,306,859

NET ASSETS (100.00%)		$305,966,341

(a)	Non-Income Producing Security.
(b)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2019, the aggregate market value of these securities was $29,059,572, representing 9.50% of net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019, these securities had a total aggregate market value of $23,156,670 representing 7.57% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.
(e)	Less than 0.005%.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	53

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (96.98%)
Argentina (0.59%)
Globant SA(a)	11,875	$1,107,463

Australia (1.72%)
Appen, Ltd.	44,500	670,887
Corporate Travel Management, Ltd.	70,700	859,235
Domino's Pizza Enterprises, Ltd.	28,800	1,012,717
Netwealth Group, Ltd.	112,000	680,969
		3,223,808

Bangladesh (0.32%)
Square Pharmaceuticals, Ltd.	219,463	608,656

Belgium (0.85%)
Melexis NV	22,596	1,582,642

Bermuda (0.84%)
Bank of NT Butterfield & Son, Ltd.	47,760	1,573,692

Brazil (1.61%)
Fleury SA	182,000	1,149,044
Pagseguro Digital, Ltd., Class A(a)	29,625	1,098,495
Raia Drogasil SA	27,800	762,221
		3,009,760

Britain (12.47%)
Ascential PLC(b)(c)	186,300	842,705
B&M European Value Retail SA	910,600	4,367,870
boohoo Group PLC(a)	486,600	1,664,042
Close Brothers Group PLC	39,455	706,826
Dechra Pharmaceuticals PLC	96,900	3,301,170
Endava PLC, ADR(a)	24,225	1,041,917
Intermediate Capital Group PLC	39,000	750,709
Intertek Group PLC	14,200	984,448
Sanne Group PLC	401,420	2,745,499
Softcat PLC	69,140	842,319
St. James's Place PLC	386,489	5,211,661
Trainline PLC(a)(b)(c)	161,100	869,158
		23,328,324

Canada (3.44%)
Gildan Activewear, Inc.	49,567	1,266,365
Lululemon Athletica, Inc.(a)	17,375	3,549,191
Ritchie Bros Auctioneers, Inc.	39,350	1,618,072
		6,433,628

China (5.39%)
Baozun, Inc., Sponsored ADR(a)	15,350	668,032

	Shares	Value (Note 2)
China (continued)
CSPC Pharmaceutical Group, Ltd.	297,000	$763,730
Ctrip.com International, Ltd., ADR(a)	30,475	1,005,370
Hangzhou Tigermed Consulting Co., Ltd., Class A	70,700	686,359
Silergy Corp.	153,000	4,312,478
Sonoscape Medical Corp., Class A	34,400	103,561
WuXi AppTec Co., Ltd., Class H(b)(c)	87,400	1,056,257
Yum China Holdings, Inc.	34,875	1,482,188
		10,077,975

Denmark (0.56%)
Ambu A/S, Class B	67,021	1,052,518

France (2.62%)
Alten SA	19,732	2,166,598
BioMerieux	11,793	964,753
Bureau Veritas SA	39,950	1,019,892
Eurofins Scientific SE	1,485	752,255
		4,903,498

Georgia (0.54%)
Bank of Georgia Group PLC	59,562	1,002,229

Germany (4.81%)
Dermapharm Holding SE	53,600	2,096,487
Grand City Properties SA	75,300	1,760,264
GRENKE AG	12,100	1,145,062
Norma Group SE	35,590	1,308,298
PATRIZIA AG	78,815	1,614,766
Puma SE	14,200	1,068,223
		8,993,100

Hong Kong (1.43%)
Value Partners Group, Ltd.	2,548,900	1,346,671
Vitasoy International Holdings, Ltd.	325,500	1,325,104
		2,671,775

India (4.63%)
Bajaj Finance, Ltd.	52,570	2,985,084
HDFC Bank, Ltd.	59,500	1,032,104
HDFC Life Insurance Co., Ltd.(b)(c)	147,500	1,302,215
L&T Technology Services, Ltd.(b)(c)	34,757	736,829
WNS Holdings, Ltd., ADR(a)	42,125	2,605,010
		8,661,242

See Notes to Financial Statements.

54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
Indonesia (0.49%)
Bank Central Asia Tbk PT	410,500	$919,728
Israel (0.80%)
Wix.com, Ltd.(a)	12,250	1,495,358
Italy (3.28%)
DiaSorin SpA	20,696	2,331,307
FinecoBank Banca Fineco SpA	138,996	1,565,724
Freni Brembo SpA	93,921	998,792
Interpump Group SpA	45,592	1,248,845
		6,144,668

Japan (8.22%)
Cosmos Pharmaceutical Corp.	3,500	723,724
Create SD Holdings Co., Ltd.	36,100	900,244
Japan Lifeline Co., Ltd.	93,900	1,461,672
MISUMI Group, Inc.	36,800	935,079
MonotaRO Co., Ltd.	41,800	1,279,276
Nihon M&A Center, Inc.	111,800	3,426,780
Pigeon Corp.	21,500	1,059,172
Seria Co., Ltd.	51,900	1,310,116
Systena Corp.	89,500	1,294,555
Tokyo Century Corp.	19,500	910,084
Tsuruha Holdings, Inc.	11,900	1,347,690
Unicharm Corp.	21,700	741,284
		15,389,676

Mexico (0.55%)
Regional SAB de CV	192,000	1,022,257

Netherlands (2.52%)
Aalberts NV	80,585	3,240,944
QIAGEN NV(a)	26,975	804,125
Takeaway.com NV(a)(b)(c)	8,150	663,547
		4,708,616

Philippines (0.84%)
Philippine Seven Corp.	259,000	760,489
Puregold Price Club, Inc.	1,006,000	809,835
		1,570,324

Poland (0.86%)
Dino Polska SA(a)(b)(c)	41,334	1,611,968

South Korea (0.33%)
LG Household & Health Care, Ltd.	575	623,211

Sweden (2.19%)
AddTech AB, Class B	25,600	711,870
EQT AB(a)	85,500	820,315
Hexpol AB	89,600	798,036
Nibe Industrier AB, Class B	52,408	716,453

	Shares	Value (Note 2)
Sweden (continued)
Sweco AB, Class B	29,700	$1,044,577
		4,091,251

Switzerland (0.85%)
Partners Group Holding AG	2,050	1,598,439

United Arab Emirates (0.80%)
Aramex PJSC	757,000	807,961
Network International Holdings PLC(a)(b)(c)	99,200	695,180
		1,503,141

United States (31.80%)
ABIOMED, Inc.(a)	19,550	4,058,189
Accenture PLC, Class A	3,425	635,064
Apollo Global Management, Inc., Class A	36,350	1,496,166
Axos Financial, Inc.(a)	15,975	464,074
Bank of Hawaii Corp.	7,250	632,997
Blackline, Inc.(a)	15,975	746,671
Burford Capital, Ltd.	64,100	730,268
CH Robinson Worldwide, Inc.	11,575	875,533
CoreSite Realty Corp.	10,200	1,198,500
Edwards Lifesciences Corp.(a)	3,350	798,573
EPAM Systems, Inc.(a)	18,375	3,233,265
ExlService Holdings, Inc.(a)	16,225	1,129,747
Fastenal Co.	104,825	3,767,410
First Republic Bank	71,950	7,652,602
Genpact, Ltd.	60,402	2,365,946
Goosehead Insurance, Inc., Class A	14,750	754,905
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	37,600	1,122,736
HD Supply Holdings, Inc.(a)	18,350	725,559
HealthEquity, Inc.(a)	20,557	1,167,432
Inphi Corp.(a)	23,500	1,689,180
Kinsale Capital Group, Inc.	6,825	721,539
Knight-Swift Transportation Holdings, Inc.	24,000	875,040
LGI Homes, Inc.(a)	10,375	814,230
Littelfuse, Inc.	3,725	653,998
Microchip Technology, Inc.	20,075	1,892,872
Monro, Inc.	35,250	2,471,377
New Relic, Inc.(a)	16,250	1,040,975
NVIDIA Corp.	2,075	417,116
Old Dominion Freight Line, Inc.	5,425	987,784
Palo Alto Networks, Inc.(a)	3,375	767,441
Paycom Software, Inc.(a)	9,975	2,110,012
Pluralsight, Inc., Class A(a)	125,134	2,262,423
Power Integrations, Inc.	45,150	4,113,617
Qualys, Inc.(a)	18,975	1,619,137
Revolve Group, Inc.(a)	30,150	625,914
Silicon Laboratories, Inc.(a)	8,175	868,512

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	55

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
United States (continued)
STAAR Surgical Co.(a)	325	$10,654
SVB Financial Group(a)	9,010	1,995,535
		59,492,993

Vietnam (1.63%)
Ho Chi Minh City Development Joint Stock Commercial Bank(a)	544,106	690,597
Vietnam Dairy Products JSC	255,454	1,431,238
Vietnam Technological & Commercial Joint Stock Bank(a)	909,095	928,568
		3,050,403

TOTAL COMMON STOCKS
(Cost $149,378,557)		181,452,343

PREFERRED STOCKS (0.26%)
United States (0.26%)
Dataminr, Inc.(a)(d)	24,262	482,814

TOTAL PREFERRED STOCKS
(Cost $482,814)		482,814

TOTAL INVESTMENTS (97.24%)
(Cost $149,861,371)		$181,935,157

Other Assets In Excess Of Liabilities (2.76%)		5,162,798

NET ASSETS (100.00%)		$187,097,955

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019, these securities had a total aggregate market value of $7,777,859 representing 4.16% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2019, the aggregate market value of these securities was $7,777,859, representing 4.16% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

56	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (96.62%)
Argentina (0.49%)
Globant SA(a)	33,625	$3,135,868

Australia (3.00%)
Appen, Ltd.	175,300	2,642,841
Corporate Travel Management, Ltd.	255,300	3,102,726
Fiducian Group, Ltd.	201,848	751,378
Kogan.com, Ltd.	842,722	3,932,904
National Storage REIT	3,563,717	4,569,372
National Veterinary Care, Ltd.	1,102,500	1,748,022
PWR Holdings, Ltd.	777,500	2,545,859
		19,293,102
Austria (0.40%)
Palfinger AG	90,939	2,596,460

Bangladesh (0.61%)
Square Pharmaceuticals, Ltd.	1,406,080	3,899,604

Belgium (0.81%)
Melexis NV	74,368	5,208,796

Bermuda (1.25%)
Bank of NT Butterfield & Son, Ltd.	243,209	8,013,737

Brazil (1.28%)
Arco Platform, Ltd., Class A(a)	28,925	1,200,387
Fleury SA	521,100	3,289,927
Pagseguro Digital, Ltd., Class A(a)	100,000	3,708,000
		8,198,314

Britain (13.89%)
Ascential PLC(b)(c)	557,600	2,522,234
B&M European Value Retail SA	2,690,900	12,907,425
boohoo Group PLC(a)	2,121,900	7,256,332
Clinigen Group PLC	215,373	2,318,359
CVS Group PLC	728,400	9,128,706
Dechra Pharmaceuticals PLC	284,400	9,688,882
Endava PLC, ADR(a)	77,688	3,341,361
FDM Group Holdings PLC	236,800	2,217,728
First Derivatives PLC	77,400	2,280,923
Impax Asset Management Group PLC	770,147	2,613,745
Intertek Group PLC	32,900	2,280,869
JTC PLC(b)(c)	789,799	3,693,279
K3 Capital Group PLC	373,600	696,879
On the Beach Group PLC(b)(c)	675,850	3,923,833
Oxford Immunotec Global PLC(a)	340,440	5,280,224
River & Mercantile Group PLC	508,500	1,626,958
Sanne Group PLC	1,004,106	6,867,550

	Shares	Value (Note 2)
Britain (continued)
Softcat PLC	192,483	$2,344,982
St. James's Place PLC	348,934	4,705,246
Trainline PLC(a)(b)(c)	175,200	945,230
Volution Group PLC	996,500	2,575,185
		89,215,930

Canada (3.95%)
Biosyent, Inc.(a)	239,100	1,089,211
Gildan Activewear, Inc.	114,200	2,917,645
Lululemon Athletica, Inc.(a)	32,850	6,710,270
Richelieu Hardware, Ltd.	301,050	6,180,542
Ritchie Bros Auctioneers, Inc.	124,400	5,115,328
Stantec, Inc.	159,110	3,394,572
		25,407,568

China (5.08%)
BBI Life Sciences Corp.(c)	15,551,500	4,683,738
CSPC Pharmaceutical Group, Ltd.	1,810,000	4,654,381
Ctrip.com International, Ltd., ADR(a)	105,425	3,477,971
Man Wah Holdings, Ltd.	6,824,000	4,659,091
O2Micro International, Ltd., ADR(a)	1,054,233	1,307,249
Silergy Corp.	396,199	11,167,318
WuXi AppTec Co., Ltd., Class H(b)(c)	221,200	2,673,274
		32,623,022

Colombia (1.09%)
Amerisur Resources PLC(a)	5,398,603	1,334,283
Parex Resources, Inc.(a)	419,301	5,682,578
		7,016,861
France (3.50%)
Alten SA	41,900	4,600,673
Bureau Veritas SA	208,100	5,312,629
Esker SA	60,443	5,548,012
Infotel SA	16,113	664,921
Neurones	50,872	1,185,814
Thermador Groupe	83,436	5,155,310
		22,467,359

Georgia (1.10%)
Bank of Georgia Group PLC	144,411	2,429,952
Georgia Capital PLC(a)	163,711	2,063,379
TBC Bank Group PLC	155,946	2,585,667
		7,078,998
Germany (5.84%)
CANCOM SE	109,400	5,837,139
Dermapharm Holding SE	185,500	7,255,565
Grand City Properties SA	236,056	5,518,206
GRENKE AG	28,800	2,725,436
Nexus AG	63,706	2,259,431

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	57

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
Germany (continued)
Norma Group SE	125,703	$4,620,877
PATRIZIA AG	350,050	7,171,844
Wirecard AG	16,644	2,107,834
		37,496,332
Greece (0.14%)
Sarantis SA	100,600	888,617

Hong Kong (1.89%)
Jacobson Pharma Corp., Ltd.(c)	4,138,000	623,133
TK Group Holdings, Ltd.	4,684,000	2,211,704
Value Partners Group, Ltd.	11,454,000	6,051,540
Vitasoy International Holdings, Ltd.	804,338	3,274,444
		12,160,821

India (6.50%)
Bajaj Finance, Ltd.	161,760	9,185,224
Cyient, Ltd.	615,912	3,532,026
Gulf Oil Lubricants India, Ltd.	131,478	1,631,965
IndiaMart InterMesh, Ltd.(a)(b)(c)	57,699	1,511,971
L&T Technology Services, Ltd.(b)(c)	105,618	2,239,043
Metropolis Healthcare, Ltd.(a)(b)(c)	398,000	8,120,342
TCI Express, Ltd.	217,000	2,375,325
Time Technoplast, Ltd.	3,187,734	2,831,394
WNS Holdings, Ltd., ADR(a)	166,975	10,325,734
		41,753,024

Indonesia (2.44%)
Arwana Citramulia Tbk PT	63,783,500	2,262,890
Indonesia Pondasi Raya Tbk PT	19,093,100	522,316
Link Net Tbk PT	8,897,400	2,788,955
Panin Sekuritas Tbk PT	8,494,000	962,133
Selamat Sempurna Tbk PT	63,313,800	6,652,978
Ultrajaya Milk Industry & Trading Co. Tbk PT	22,958,000	2,486,012
		15,675,284

Ireland (2.18%)
Irish Residential Properties REIT PLC	3,253,518	6,371,905
Keywords Studios PLC	256,446	3,687,290
Uniphar PLC(a)	2,939,700	3,927,818
		13,987,013
Israel (0.61%)
Wix.com, Ltd.(a)	31,983	3,904,165

Italy (3.46%)
DiaSorin SpA	50,201	5,654,905
FinecoBank Banca Fineco SpA	423,798	4,773,884

	Shares	Value (Note 2)
Italy (continued)
Freni Brembo SpA	418,082	$4,446,044
Interpump Group SpA	169,144	4,633,152
Piovan SpA(b)(c)	445,548	2,742,996
		22,250,981
Japan (16.91%)
AIT Corp.	446,600	3,829,536
BayCurrent Consulting, Inc.	98,700	4,999,435
Cosmos Pharmaceutical Corp.	11,300	2,336,596
Create SD Holdings Co., Ltd.	165,500	4,127,155
eGuarantee, Inc.	31,300	442,588
Future Corp.	362,200	5,939,959
Japan Lifeline Co., Ltd.	384,400	5,983,669
M&A Capital Partners Co., Ltd.(a)	37,300	2,497,259
Macromill, Inc.	164,100	1,475,517
Matsumotokiyoshi Holdings Co., Ltd.	21,000	743,819
MISUMI Group, Inc.	130,400	3,313,433
MonotaRO Co., Ltd.	128,400	3,929,642
Naigai Trans Line, Ltd.	88,500	1,253,866
Nihon M&A Center, Inc.	163,400	5,008,371
Open Door, Inc.(a)	173,600	3,346,932
SBI FinTech Solutions Co., Ltd.	233,500	1,986,892
Seria Co., Ltd.	337,500	8,519,539
SMS Co., Ltd.	211,100	5,234,983
Strike Co., Ltd.	97,200	3,514,825
Sundrug Co., Ltd.	81,200	2,703,158
Synchro Food Co., Ltd.(a)	556,500	2,586,934
System Information Co., Ltd.	381,800	3,478,944
Systena Corp.	300,000	4,339,291
Syuppin Co., Ltd.	274,300	2,392,727
Tokyo Century Corp.	194,300	9,068,173
Trancom Co., Ltd.	92,890	6,158,833
Tsuruha Holdings, Inc.	55,100	6,240,143
YAKUODO Holdings Co., Ltd.	131,400	3,189,179
		108,641,398

Malaysia (0.91%)
AEON Credit Service M Bhd	1,019,937	3,734,603
My EG Services Bhd	4,672,400	1,274,748
Scicom MSC Bhd	3,549,500	857,962
		5,867,313

Mexico (0.55%)
Credito Real SAB de CV
SOFOM ER	462,900	573,196
Regional SAB de CV	560,065	2,981,928
		3,555,124

Netherlands (2.25%)
Aalberts NV	267,576	10,761,293
QIAGEN NV(a)	123,000	3,666,630
		14,427,923

See Notes to Financial Statements.

58	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
New Zealand (0.00%)(d)
CBL Corp., Ltd.(a)(e)	1,542,256	$1

Norway (1.45%)
Medistim ASA	103,811	1,749,722
Sbanken ASA(b)(c)	902,229	6,406,546
Self Storage Group ASA(a)	465,034	1,178,242
		9,334,510

Oman (0.29%)
Tethys Oil AB	245,008	1,862,484

Philippines (1.21%)
Concepcion Industrial Corp.	3,070,600	1,845,567
Puregold Price Club, Inc.	5,645,000	4,544,256
Robinsons Retail Holdings, Inc.	911,060	1,361,787
		7,751,610

Poland (0.82%)
Dino Polska SA(a)(b)(c)	105,062	4,097,271
LiveChat Software SA	85,000	843,181
PGS Software SA	130,778	342,293
		5,282,745

Singapore (0.68%)
Riverstone Holdings, Ltd./Singapore	6,057,000	4,340,898

South Africa (0.61%)
Italtile, Ltd.	4,209,423	3,900,064

South Korea (1.05%)
Hy-Lok Corp.	84,332	1,243,108
Koh Young Technology, Inc.	19,883	1,608,140

LEENO Industrial, Inc.	85,000	3,886,716
		6,737,964

Sweden (1.62%)
Epiroc AB, Class B	295,500	3,213,387
EQT AB(a)	8,900	85,390
Hexpol AB	304,600	2,712,967
HIQ International AB	124,653	617,088
KNOW IT AB	135,300	2,662,365
Nibe Industrier AB, Class B	82,700	1,130,565
		10,421,762
Taiwan (2.77%)
Bioteque Corp.	908,000	3,892,643
M31 Technology Corp.	34,000	427,227
Poya International Co., Ltd.	24,000	329,955
Sinmag Equipment Corp.	796,158	2,693,920
Sporton International, Inc.	876,003	5,467,735
Test Research, Inc.	2,238,252	3,749,966

	Shares	Value (Note 2)
Taiwan (continued)
TSC Auto ID Technology Co., Ltd.	151,800	$1,241,708
		17,803,154

Turkey (0.09%)
DP Eurasia NV(a)(b)(c)	635,340	567,863
United Arab Emirates (1.01%)
Aramex PJSC	4,066,125	4,339,857
Network International Holdings PLC(a)(b)(c)	307,300	2,153,516
		6,493,373

United States (3.23%)
Core Laboratories NV	69,100	3,043,164
EPAM Systems, Inc.(a)	64,375	11,327,425
Genpact, Ltd.	162,450	6,363,166
		20,733,755

Vietnam (1.66%)
Ho Chi Minh City
Development Joint Stock
Commercial Bank(a)	2,161,861	2,743,904
Vietnam Dairy Products JSC	758,516	4,249,756
Vietnam Technological &
Commercial Joint Stock Bank(a)	3,570,063	3,646,532
		10,640,192

TOTAL COMMON STOCKS
(Cost $498,560,480)		620,633,989

TOTAL INVESTMENTS (96.62%)
(Cost $498,560,480)		$620,633,989

Other Assets In Excess Of Liabilities (3.38%)		21,730,758

NET ASSETS (100.00%)		$642,364,747

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	59

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019, these securities had a total aggregate market value of $41,597,398 representing 6.48% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2019, the aggregate market value of these securities was $46,904,269, representing 7.30% of net assets.
(d)	Less than 0.005%.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

60	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (95.65%)
Argentina (0.82%)
Globant SA(a)	61,875	$5,770,463

Australia (2.56%)
Appen, Ltd.	250,400	3,775,056
Corporate Travel
Management, Ltd.	419,000	5,092,214
Domino's Pizza Enterprises, Ltd.	140,800	4,951,062
Netwealth Group, Ltd.	690,600	4,198,900
		18,017,232
Bangladesh (0.43%)
Square Pharmaceuticals, Ltd.	1,098,613	3,046,879

Belgium (1.10%)
Melexis NV	110,098	7,711,354

Bermuda (1.10%)
Bank of NT Butterfield & Son, Ltd.	234,582	7,729,477

Brazil (2.35%)
Fleury SA	955,100	6,029,955
Pagseguro Digital, Ltd., Class A(a)	155,550	5,767,794
Raia Drogasil SA	171,700	4,707,675
		16,505,424
Britain (16.56%)
Ascential PLC(b)(c)	1,184,300	5,357,033
B&M European Value Retail SA	4,115,900	19,742,714
boohoo Group PLC(a)	2,527,314	8,642,740
Close Brothers Group PLC	244,588	4,381,730
Dechra Pharmaceuticals PLC	472,900	16,110,662
Endava PLC, ADR(a)	120,775	5,194,533
Intermediate Capital Group PLC	219,900	4,232,845
Intertek Group PLC	105,800	7,334,831
Sanne Group PLC	1,719,100	11,757,727
Softcat PLC	332,932	4,056,044
St. James's Place PLC	1,786,742	24,093,556
Trainline PLC(a)(b)(c)	1,051,600	5,673,537
		116,577,952
Canada (4.75%)
Gildan Activewear, Inc.	272,434	6,960,294
Lululemon Athletica, Inc.(a)	79,725	16,285,426
Ritchie Bros Auctioneers, Inc.	164,175	6,750,876
Stantec, Inc.	160,889	3,432,527
		33,429,123

China (8.50%)
51job, Inc., ADR(a)	28,225	2,223,283

	Shares	Value(Note 2)
China (continued)
58.com, Inc., ADR(a)	37,475	$1,979,055
Baozun, Inc., Sponsored ADR(a)	84,625	3,682,880
CSPC Pharmaceutical Group, Ltd.	1,599,000	4,111,799
Ctrip.com International, Ltd., ADR(a)	160,800	5,304,792
Hangzhou Tigermed Consulting Co., Ltd., Class A	418,950	4,067,187
Silergy Corp.	742,200	20,919,748
Sonoscape Medical Corp., Class A	200,000	602,098
WuXi AppTec Co., Ltd., Class H(b)(c)	444,400	5,370,718
Wuxi Biologics Cayman, Inc.(a)(b)(c)	241,000	2,844,901
Yum China Holdings, Inc.	205,700	8,742,250
		59,848,711

Denmark (0.73%)
Ambu A/S, Class B	325,736	5,115,458

France (3.89%)
Alten SA	100,864	11,074,994
BioMerieux	64,800	5,301,108
Bureau Veritas SA	214,650	5,479,845
Eurofins Scientific SE	10,859	5,500,834
		27,356,781

Georgia (0.86%)
Bank of Georgia Group PLC	278,100	4,679,490
Georgia Capital PLC(a)	108,500	1,367,511
		6,047,001

Germany (6.62%)
Dermapharm Holding SE	229,634	8,981,803
Grand City Properties SA	411,500	9,619,505
GRENKE AG	57,650	5,455,603
Norma Group SE	190,750	7,012,023
PATRIZIA AG	450,380	9,227,410
Puma SE	84,200	6,334,110
		46,630,454

Hong Kong (1.92%)
Value Partners Group, Ltd.	12,701,000	6,710,372
Vitasoy International Holdings, Ltd.	1,677,000	6,827,034
		13,537,406

India (6.09%)
Bajaj Finance, Ltd.	234,930	13,340,039
HDFC Bank, Ltd.	330,000	5,724,273
HDFC Life Insurance Co., Ltd.(b)(c)	703,000	6,206,490

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	61

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
India (continued)
L&T Technology Services, Ltd.(b)(c)	173,598	$3,680,181
WNS Holdings, Ltd., ADR(a)	225,595	13,950,795
		42,901,778

Indonesia (0.68%)
Bank Central Asia Tbk PT	2,144,000	4,803,647

Israel (0.98%)
Wix.com, Ltd.(a)	56,500	6,896,955

Italy (5.06%)
DiaSorin SpA	119,720	13,485,892
FinecoBank Banca Fineco SpA	901,198	10,151,569
Freni Brembo SpA	600,857	6,389,743
Interpump Group SpA	204,827	5,610,572
		35,637,776
Japan (12.34%)
Cosmos Pharmaceutical Corp.	16,900	3,494,555
Create SD Holdings Co., Ltd.	197,500	4,925,155
Japan Lifeline Co., Ltd.	552,700	8,603,470
MISUMI Group, Inc.	208,600	5,300,476
MonotaRO Co., Ltd.	312,500	9,563,964
Nihon M&A Center, Inc.	543,100	16,646,551
Pigeon Corp.	131,800	6,492,972
Seria Co., Ltd.	329,800	8,325,167
Systena Corp.	484,500	7,007,954
Tokyo Century Corp.	137,300	6,407,927
Tsuruha Holdings, Inc.	56,100	6,353,394
Unicharm Corp.	109,500	3,740,582
		86,862,167
Mexico (0.74%)
Regional SAB de CV	982,150	5,229,215

Netherlands (3.37%)
Aalberts NV	402,158	16,173,872
QIAGEN NV(a)	133,025	3,965,475
Takeaway.com NV(a)(b)(c)	44,000	3,582,343
		23,721,690
Philippines (0.60%)
Puregold Price Club, Inc.	5,236,200	4,215,169

Poland (1.09%)
Dino Polska SA(a)(b)(c)	196,772	7,673,832

South Korea (0.47%)
LG Household & Health Care, Ltd.	3,050	3,305,729

Sweden (3.30%)
AddTech AB, Class B	161,500	4,490,897
EQT AB(a)	494,100	4,740,560

	Shares	Value (Note 2)
Sweden (continued)
Hexpol AB	435,400	$3,877,958
Nibe Industrier AB, Class B	301,800	4,125,812
Sweco AB, Class B	170,500	5,996,644
		23,231,871

Switzerland (1.27%)
Partners Group Holding AG	11,490	8,959,055

United Arab Emirates (0.96%)
Aramex PJSC	2,889,000	3,083,488
Network International Holdings PLC(a)(b)(c)	524,400	3,674,923
		6,758,411

United States (4.70%)
Accenture PLC, Class A	22,750	4,218,305
Burford Capital, Ltd.	341,900	3,895,142
EPAM Systems, Inc.(a)	79,725	14,028,411
Genpact, Ltd.	279,975	10,966,621
		33,108,479

Vietnam (1.81%)
Ho Chi Minh City
Development Joint Stock
Commercial Bank(a)	1,946,248	2,470,241
Vietnam Dairy Products JSC	1,148,910	6,437,025
Vietnam Technological & Commercial Joint Stock Bank(a)	3,771,617	3,852,404
		12,759,670
TOTAL COMMON STOCKS
(Cost $578,531,454)		673,389,159

TOTAL INVESTMENTS (95.65%)
(Cost $578,531,454)		$673,389,159

Other Assets In Excess Of Liabilities (4.35%)		30,659,117

NET ASSETS (100.00%)		$704,048,276

See Notes to Financial Statements.

62	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019, these securities had a total aggregate market value of $44,063,958 representing 6.26% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2019, the aggregate market value of these securities was $44,063,958, representing 6.26% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	63

Grandeur Peak Funds®	Statements of Assets and Liabilities

October 31, 2019 (Unaudited)

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Opportunities Fund
ASSETS
Investments, at value (Cost - see below)	$429,454,367	$4,670,352	$33,390,250	$640,514,069
Cash	29,396,615	–	435,848	18,940,434
Foreign cash, at value (Cost $1,617, $43,513, $9,385 and $28,222, respectively)	1,619	43,520	9,454	28,346
Dividends and interest receivable	359,118	6,604	24,762	802,204
Receivable for investments sold	–	–	88,776	522,458
Receivable for fund shares subscribed	25,440	976	60	45,655
Receivable due from advisor	–	18,213	–	–
Deferred offering cost	–	59,416	–	–
Prepaid and other assets	11,708	42	1,419	11,332
Total assets	459,248,867	4,799,123	33,950,569	660,864,498

LIABILITIES
Payable to custodian	–	6,263	–	–
Payable for investments purchased	12,405	–	–	480,293
Foreign capital gains tax	1,233,448	–	48,072	647,374
Payable for fund shares redeemed	13,207	6,344	–	339,830
Advisory fees payable	507,810	–	38,439	662,800
Administration fees payable	37,561	6,057	15,313	47,774
Custodian fees payable	115,159	9,016	12,897	75,934
Payable for trustee fees and expenses	8,238	101	656	11,571
Payable for chief compliance officer fee	1,473	32	122	2,023
Payable for principal financial officer fees	278	7	24	383
Distribution and service fees payable	2,714	–	–	24,905
Payable for transfer agency fees	7,146	4,165	7,047	14,560
Accrued expenses and other liabilities	41,332	72,920	28,117	53,758
Total liabilities	1,980,771	104,905	150,687	2,361,205
NET ASSETS	$457,268,096	$4,694,218	$33,799,882	$658,503,293

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$392,195,529	$4,612,862	$28,754,190	$475,625,151
Total distributable earnings	65,072,567	81,356	5,045,692	182,878,142
NET ASSETS	$457,268,096	$4,694,218	$33,799,882	$658,503,293

INVESTMENTS, AT COST	$352,282,793	$4,606,276	$28,385,793	$494,659,928

PRICING OF SHARES
Investor Class
Net Assets	$13,109,405	$–	$–	$119,907,829
Net Asset Value, offering and redemption price per share	$12.26	$–	$–	$3.55
Shares of beneficial interest outstanding	1,069,222	–	–	33,778,003
Institutional Class
Net Assets	$444,158,691	$4,694,218	$33,799,882	$538,595,464
Net Asset Value, offering and redemption price per share	$12.34	$10.16	$11.63	$3.60
Shares of beneficial interest outstanding	35,986,232	461,898	2,905,529	149,575,959

See Notes to Financial Statements.

64	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities

October 31, 2019 (Unaudited)

	Grandeur Peak Global Reach Fund	Grandeur Peak Global Stalwarts Fund	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund
ASSETS
Investments, at value (Cost - see below)	$300,659,482	$181,935,157	$620,633,989	$673,389,159
Cash	4,283,084	6,353,279	21,635,839	31,859,736
Foreign cash, at value (Cost $5,316, $–, $12,298 and $–, respectively)	5,318		12,298
Dividends and interest receivable	225,032	188,218	929,653	811,814
Receivable for investments sold	1,556,459	103,982	2,110,895	527,757
Receivable for fund shares subscribed	230,082	380,280	130,654	558,781
Prepaid and other assets	23,297	21,162	12,388	32,790
Total assets	306,982,754	188,982,078	645,465,716	707,180,037

LIABILITIES
Payable for investments purchased	7,007	1,316,614	1,167,931	860,785
Foreign capital gains tax	295,419	296,306	666,418	1,307,158
Payable for fund shares redeemed	265,493	33,060	389,166	282,810
Advisory fees payable	283,474	123,396	656,604	473,141
Administration fees payable	37,392	17,816	48,518	43,616
Custodian fees payable	54,874	26,343	95,496	61,762
Payable for trustee fees and expenses	5,842	3,479	12,123	11,113
Payable for chief compliance officer fee	1,042	632	2,210	1,850
Payable for principal financial officer fees	196	119	413	354
Distribution and service fees payable	11,244	17,782	10,962	15,390
Payable for transfer agency fees	11,553	13,163	7,773	25,613
Accrued expenses and other liabilities	42,877	35,413	43,355	48,169
Total liabilities	1,016,413	1,884,123	3,100,969	3,131,761
NET ASSETS	$305,966,341	$187,097,955	$642,364,747	$704,048,276

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$235,501,540	$152,134,993	$496,550,207	$610,867,492
Total distributable earnings	70,464,801	34,962,962	145,814,540	93,180,784
NET ASSETS	$305,966,341	$187,097,955	$642,364,747	$704,048,276

INVESTMENTS, AT COST	$238,435,890	$149,861,371	$498,560,480	$578,531,454

PRICING OF SHARES
Investor Class
Net Assets	$54,261,834	$86,313,443	$52,129,696	$74,794,319
Net Asset Value, offering and redemption price per share	$15.28	$14.86	$3.36	$14.81
Shares of beneficial interest outstanding	3,550,504	5,807,559	15,515,619	5,050,158
Institutional Class
Net Assets	$251,704,507	$100,784,512	$590,235,051	$629,253,957
Net Asset Value, offering and redemption price per share	$15.36	$14.97	$3.38	$14.87
Shares of beneficial interest outstanding	16,388,190	6,731,216	174,445,354	42,302,929

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	65

Grandeur Peak Funds®	Statements of Operations

For the Six Months Ended October 31, 2019 (Unaudited)

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Opportunities Fund
INVESTMENT INCOME
Dividends	$5,878,408	$13,085	$474,467	$5,571,481
Interest	7,377	–	2,178	5,527
Foreign taxes withheld	(535,649)	(1,048)	(55,117)	(477,194)
Total investment income	5,350,136	12,037	421,528	5,099,814
EXPENSES
Investment advisor fees (Note 6)	3,030,696	4,470	259,122	4,027,621
Administrative fees	87,745	6,057	20,237	117,957
Distribution and service fees - Investor Class	14,631	–	–	145,264
Transfer agent fees	19,511	4,165	18,882	33,499
Professional fees	22,608	4,426	16,388	21,946
Printing fees	5,834	642	1,241	15,129
Registration fees	17,559	–	9,918	17,281
Custodian fees	233,678	9,016	30,181	143,779
Trustee fees and expenses	8,019	101	637	11,439
Chief compliance officer fees	5,160	32	408	7,314
Principal financial officer fees	780	7	63	1,105
Offering costs	–	7,868	–	–
Other expenses	7,761	436	2,909	11,143
Total expenses	3,453,982	37,220	359,986	4,553,477
Voluntary waiver of investment advisory fees (Note 6)	(35,105)	–	–	(106,265)
Less fees waived/ reimbursed by investment advisor (Note 6)	–	(31,116)	(14,605)	–
Total net expenses	3,418,877	6,104	345,381	4,447,212
NET INVESTMENT INCOME	1,931,259	5,933	76,147	652,602
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	(3,165,857)	15,465	192,816	18,631,889
Net realized loss on foreign currency transactions	(102,485)	(4,160)	(8,878)	(90,466)
Net realized gain/(loss)	(3,268,342)	11,305	183,938	18,541,423
Net change in unrealized appreciation/(depreciation) on investments (net of change in foreign capital gains tax of $641,217, $0, $40,635 and $363,613, respectively)	17,593,233	64,076	671,414	(5,575,644)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	8,171	42	574	7,068
Net change in unrealized appreciation/(depreciation)	17,601,404	64,118	671,988	(5,568,576)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	14,333,062	75,423	855,926	12,972,847
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,264,321	$81,356	$932,073	$13,625,449

See Notes to Financial Statements.

66	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Operations

For the Six Months Ended October 31, 2019 (Unaudited)

	Grandeur Peak Global Reach Fund	Grandeur Peak Global Stalwarts Fund	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund
INVESTMENT INCOME
Dividends	$3,128,591	$1,418,518	$7,036,139	$5,558,657
Interest	11,148	–	7,360	–
Foreign taxes withheld	(289,353)	(94,918)	(720,805)	(423,706)
Total investment income	2,850,386	1,323,600	6,322,694	5,134,951
EXPENSES
Investment advisor fees (Note 6)	1,767,140	747,961	4,131,302	2,678,523
Administrative fees	72,787	40,982	120,848	116,157
Distribution and service fees - Investor Class	65,888	106,131	65,338	90,332
Transfer agent fees	27,842	31,391	20,116	57,408
Professional fees	19,523	18,700	20,102	22,465
Printing fees	9,183	5,753	10,741	13,467
Registration fees	14,790	17,454	18,014	22,341
Custodian fees	118,691	64,276	189,186	147,056
Trustee fees and expenses	5,834	3,402	12,149	11,465
Chief compliance officer fees	3,716	2,185	7,760	7,227
Principal financial officer fees	561	330	1,171	1,092
Other expenses	7,955	4,536	11,297	8,381
Total expenses	2,113,910	1,043,101	4,608,024	3,175,914
Voluntary waiver of investment advisory fees (Note 6)	–	–	(118,707)	–
Total net expenses	2,113,910	1,043,101	4,489,317	3,175,914
NET INVESTMENT INCOME	736,476	280,499	1,833,377	1,959,037
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	5,243,634	1,201,889	20,105,067	297,380
Net realized loss on foreign currency transactions	(64,228)	(10,499)	(103,085)	(73,182)
Net realized gain	5,179,406	1,191,390	20,001,982	224,198
Net change in unrealized appreciation/(depreciation) on investments (net of change in foreign capital gains tax of $133,095, $103,281, $518,619 and $578,337, respectively)	332,962	(1,426,029)	(18,127,163)	6,261,064
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	3,406	4,677	12,085	16,912
Net change in unrealized appreciation/(depreciation)	336,368	(1,421,352)	(18,115,078)	6,277,976
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	5,515,774	(229,962)	1,886,904	6,502,174
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,252,250	$50,537	$3,720,281	$8,461,211

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	67

Grandeur Peak Emerging Markets Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
OPERATIONS
Net investment income	$1,931,259	$1,227,659
Net realized loss	(3,268,342)	(9,273,234)
Net change in unrealized appreciation/(depreciation)	17,601,404	(30,664,882)
Net increase/(decrease) in net assets resulting from operations	16,264,321	(38,710,457)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(127,582)
Institutional Class	–	(4,727,858)
Net decrease in net assets from distributions	–	(4,855,440)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	94,443	1,059,350
Distributions reinvested	–	125,079
Cost of shares redeemed	(1,307,694)	(4,014,777)
Redemption fees	–	7
Net decrease from capital shares transactions	(1,213,251)	(2,830,341)

Institutional Class
Proceeds from sales of shares	17,347,099	90,993,584
Distributions reinvested	–	4,442,600
Cost of shares redeemed	(41,528,871)	(72,570,056)
Redemption fees	222	668
Net increase/(decrease) from capital shares transactions	(24,181,550)	22,866,796
Net decrease in net assets	(9,130,480)	(23,529,442)

NET ASSETS
Beginning of period	466,398,576	489,928,018
End of period	$457,268,096	$466,398,576

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	8,005	93,074
Issued to shareholders in reinvestment of distributions	–	12,299
Redeemed	(112,264)	(362,466)
Net decrease in share transactions	(104,259)	(257,093)

Institutional Class
Issued	1,468,411	8,122,212
Issued to shareholders in reinvestment of distributions	–	434,697
Redeemed	(3,560,053)	(6,406,798)
Net increase/(decrease) in share transactions	(2,091,642)	2,150,111

See Notes to Financial Statements.

68	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Statements of Changes in Net Assets

For the Period September 17, 2019 (Inception) to October 31, 2019
OPERATIONS
Net investment income	$5,933
Net realized gain	11,305
Net change in unrealized appreciation	64,118
Net increase in net assets resulting from operations	81,356

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	4,930,050
Cost of shares redeemed	(317,188)
Net increase from capital shares transactions	4,612,862
Net increase in net assets	4,694,218

NET ASSETS
Beginning of period	–
End of period	$4,694,218

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	493,118
Redeemed	(31,220)
Net increase in share transactions	461,898

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	69

Grandeur Peak Global Micro Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
OPERATIONS
Net investment income/(loss)	$76,147	$(22,768)
Net realized gain	183,938	213,901
Net change in unrealized appreciation/(depreciation)	671,988	(3,433,311)
Net increase/(decrease) in net assets resulting from operations	932,073	(3,242,178)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	–	(2,218,023)
Net decrease in net assets from distributions	–	(2,218,023)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	401,921	1,235,898
Distributions reinvested	–	2,094,860
Cost of shares redeemed	(3,188,595)	(3,925,444)
Redemption fees	2	18
Net decrease from capital shares transactions	(2,786,672)	(594,668)
Net decrease in net assets	(1,854,599)	(6,054,869)

NET ASSETS
Beginning of period	35,654,481	41,709,350
End of period	$33,799,882	$35,654,481

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	35,580	107,279
Issued to shareholders in reinvestment of distributions	–	207,617
Redeemed	(282,904)	(341,842)
Net decrease in share transactions	(247,324)	(26,946)

See Notes to Financial Statements.

70	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
OPERATIONS
Net investment income	$652,602	$535,030
Net realized gain	18,541,423	48,492,349
Net change in unrealized depreciation	(5,568,576)	(76,714,505)
Net increase/(decrease) in net assets resulting from operations	13,625,449	(27,687,126)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(13,296,063)
Institutional Class	–	(47,299,225)
Net decrease in net assets from distributions	–	(60,595,288)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	3,632,191	12,071,234
Distributions reinvested	–	12,221,920
Cost of shares redeemed	(16,643,077)	(60,190,701)
Redemption fees	60	1,633
Net decrease from capital shares transactions	(13,010,826)	(35,895,914)
Institutional Class
Proceeds from sales of shares	29,293,203	44,492,723
Distributions reinvested	–	44,606,172
Cost of shares redeemed	(26,011,964)	(90,165,710)
Redemption fees	1	3,396
Net increase/(decrease) from capital shares transactions	3,281,240	(1,063,419)
Net increase/(decrease) in net assets	3,895,863	(125,241,747)

NET ASSETS
Beginning of period	654,607,430	779,849,177
End of period	$658,503,293	$654,607,430

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	1,061,202	3,435,546
Issued to shareholders in reinvestment of distributions	–	4,243,722
Redeemed	(4,873,639)	(17,770,409)
Net decrease in share transactions	(3,812,437)	(10,091,141)

Institutional Class
Issued	8,392,248	12,712,597
Issued to shareholders in reinvestment of distributions	–	15,328,581
Redeemed	(7,478,943)	(27,328,207)
Net increase in share transactions	913,305	712,971

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	71

Grandeur Peak Global Reach Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
OPERATIONS
Net investment income	$736,476	$844,408
Net realized gain	5,179,406	20,115,164
Net change in unrealized appreciation/(depreciation)	336,368	(30,255,494)
Net increase/(decrease) in net assets resulting from operations	6,252,250	(9,295,922)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(5,034,062)
Institutional Class	–	(24,526,234)
Net decrease in net assets from distributions	–	(29,560,296)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	1,526,223	6,349,549
Distributions reinvested	–	4,744,648
Cost of shares redeemed	(4,566,401)	(13,942,928)
Redemption fees	4	126
Net decrease from capital shares transactions	(3,040,174)	(2,848,605)
Institutional Class
Proceeds from sales of shares	11,546,929	16,753,765
Distributions reinvested	–	22,514,921
Cost of shares redeemed	(37,843,094)	(36,706,628)
Redemption fees	559	213
Net increase/(decrease) from capital shares transactions	(26,295,606)	2,562,271
Net decrease in net assets	(23,083,530)	(39,142,552)

NET ASSETS
Beginning of period	329,049,871	368,192,423
End of period	$305,966,341	$329,049,871

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	104,001	410,809
Issued to shareholders in reinvestment of distributions	–	381,403
Redeemed	(311,656)	(918,342)
Net decrease in share transactions	(207,655)	(126,130)
Institutional Class
Issued	781,973	1,076,282
Issued to shareholders in reinvestment of distributions	–	1,804,077
Redeemed	(2,529,547)	(2,500,050)
Net increase/(decrease) in share transactions	(1,747,574)	380,309

See Notes to Financial Statements.

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Grandeur Peak Global Stalwarts Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
OPERATIONS
Net investment income	$280,499	$318,633
Net realized gain	1,191,390	4,096,782
Net change in unrealized depreciation	(1,421,352)	(1,425,050)
Net increase in net assets resulting from operations	50,537	2,990,365

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(2,285,402)
Institutional Class	–	(2,952,434)
Net decrease in net assets from distributions	–	(5,237,836)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	5,322,282	32,838,523
Distributions reinvested	–	2,227,413
Cost of shares redeemed	(9,458,555)	(36,091,435)
Redemption fees	2,492	10,751
Net decrease from capital shares transactions	(4,133,781)	(1,014,748)
Institutional Class
Proceeds from sales of shares	8,409,414	37,702,923
Distributions reinvested	–	2,636,334
Cost of shares redeemed	(16,562,316)	(25,830,716)
Redemption fees	14	3,063
Net increase/(decrease) from capital shares transactions	(8,152,888)	14,511,604
Net increase/(decrease) in net assets	(12,236,132)	11,249,385

NET ASSETS
Beginning of period	199,334,087	188,084,702
End of period	$187,097,955	$199,334,087

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	370,807	2,290,756
Issued to shareholders in reinvestment of distributions	–	187,493
Redeemed	(657,294)	(2,529,238)
Net decrease in share transactions	(286,487)	(50,989)
Institutional Class
Issued	581,408	2,668,874
Issued to shareholders in reinvestment of distributions	–	220,614
Redeemed	(1,148,377)	(1,899,776)
Net increase/(decrease) in share transactions	(566,969)	989,712

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	73

Grandeur Peak International Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
OPERATIONS
Net investment income	$1,833,377	$2,792,585
Net realized gain	20,001,982	37,319,295
Net change in unrealized depreciation	(18,115,078)	(114,461,975)
Net increase/(decrease) in net assets resulting from operations	3,720,281	(74,350,095)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(6,654,430)
Institutional Class	–	(62,445,383)
Net decrease in net assets from distributions	–	(69,099,813)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	1,854,291	13,888,009
Distributions reinvested	–	6,248,519
Cost of shares redeemed	(8,024,488)	(27,708,151)
Redemption fees	7	3,291
Net decrease from capital shares transactions	(6,170,190)	(7,568,332)
Institutional Class
Proceeds from sales of shares	21,944,331	98,259,521
Distributions reinvested	–	56,560,067
Cost of shares redeemed	(88,442,192)	(184,500,982)
Redemption fees	882	2,687
Net decrease from capital shares transactions	(66,496,979)	(29,678,707)
Net decrease in net assets	(68,946,888)	(180,696,947)

NET ASSETS
Beginning of period	711,311,635	892,008,582
End of period	$642,364,747	$711,311,635

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	566,677	3,846,422
Issued to shareholders in reinvestment of distributions	–	2,231,614
Redeemed	(2,454,436)	(7,851,116)
Net decrease in share transactions	(1,887,759)	(1,773,080)
Institutional Class
Issued	6,636,433	29,904,063
Issued to shareholders in reinvestment of distributions	–	20,056,761
Redeemed	(26,835,543)	(52,526,853)
Net decrease in share transactions	(20,199,110)	(2,566,029)

See Notes to Financial Statements.

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Grandeur Peak International Stalwarts Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
OPERATIONS
Net investment income	$1,959,037	$2,724,996
Net realized gain/(loss)	224,198	(306,903)
Net change in unrealized appreciation/(depreciation)	6,277,976	(17,935,986)
Net increase/(decrease) in net assets resulting from operations	8,461,211	(15,517,893)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(1,361,964)
Institutional Class	–	(12,223,593)
Net decrease in net assets from distributions	–	(13,585,557)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	14,116,197	35,814,499
Distributions reinvested	–	1,177,844
Cost of shares redeemed	(12,203,345)	(15,609,386)
Redemption fees	1,361	4,368
Net increase from capital shares transactions	1,914,213	21,387,325
Institutional Class
Proceeds from sales of shares	127,125,718	195,348,183
Distributions reinvested	–	11,176,627
Cost of shares redeemed	(66,759,940)	(114,352,225)
Redemption fees	2,981	11,165
Net increase from capital shares transactions	60,368,759	92,183,750
Net increase in net assets	70,744,183	84,467,625

NET ASSETS
Beginning of period	633,304,093	548,836,468
End of period	$704,048,276	$633,304,093

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	989,328	2,579,877
Issued to shareholders in reinvestment of distributions	–	98,154
Redeemed	(851,905)	(1,144,985)
Net increase in share transactions	137,423	1,533,046
Institutional Class
Issued	8,883,267	13,577,287
Issued to shareholders in reinvestment of distributions	–	929,063
Redeemed	(4,638,104)	(8,335,344)
Net increase in share transactions	4,245,163	6,171,006

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	75

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$11.82		$13.05	$11.55	$9.82	$11.51	$10.53

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04		0.01	0.03	0.02	0.07	0.02
Net realized and unrealized gain/(loss) on investments	0.40		(1.13)	1.47	1.75	(1.41)	1.22
Total income/(loss) from investment operations	0.44		(1.12)	1.50	1.77	(1.34)	1.24

DISTRIBUTIONS
From net investment income	–		(0.02)	–	(0.04)	–	(0.01)
From net realized gain on investments	–		(0.09)	–	–	(0.35)	(0.25)
Total distributions	–		(0.11)	–	(0.04)	(0.35)	(0.26)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–		0.00 (b)	–	0.00 (b)	0.00 (b)	0.00 (b)
INCREASE/DECREASE IN NET ASSET VALUE	0.44		(1.23)	1.50	1.73	(1.69)	0.98
NET ASSET VALUE, END OF PERIOD	$12.26		$11.82	$13.05	$11.55	$9.82	$11.51

TOTAL RETURN	3.72	%(c)	(8.48)%	12.99%	18.08%	(11.62)%	12.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$13,109		$13,869	$18,668	$18,074	$20,548	$39,896

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.75	%(d)	1.77%	1.79%	1.76%	1.77%	1.82%
Expenses (including fees waived/reimbursed by investment advisor)	1.74	%(d)	1.76%	1.78%	1.76%	1.77%	1.82%
Net investment income	0.66	%(d)	0.11%	0.26%	0.21%	0.69%	0.22%
PORTFOLIO TURNOVER RATE	8	%(c)	34%	33%	42%	40%	53%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

76	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$11.88		$13.12	$11.60	$9.85	$11.52	$10.54
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.05		0.03	0.06	0.04	0.08	0.05
Net realized and unrealized gain/(loss) on investments	0.41		(1.14)	1.48	1.77	(1.40)	1.21
Total income/(loss) from investment operations	0.46		(1.11)	1.54	1.81	(1.32)	1.26

DISTRIBUTIONS
From net investment income	–		(0.04)	(0.02)	(0.06)	–	(0.03)
From net realized gain on investments	–		(0.09)	–	–	(0.35)	(0.25)
Total distributions	–		(0.13)	(0.02)	(0.06)	(0.35)	(0.28)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.46		(1.24)	1.52	1.75	(1.67)	0.98
NET ASSET VALUE, END OF PERIOD	$12.34		$11.88	$13.12	$11.60	$9.85	$11.52

TOTAL RETURN	3.87	%(c)	(8.32)%	13.24%	18.42%	(11.44)%	12.22%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$444,159		$452,530	$471,260	$398,891	$349,493	$428,048

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.53	%(d)	1.53%	1.55%	1.55%	1.55%	1.58%
Expenses (including fees waived/reimbursed by investment advisor)	1.52	%(d)	1.52%	1.54%	1.55%	1.55%	1.58%
Net investment income	0.87	%(d)	0.29%	0.49%	0.35%	0.75%	0.43%
PORTFOLIO TURNOVER RATE	8	%(c)	34%	33%	42%	40%	53%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	77

Grandeur Peak Global Contrarian Fund	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Institutional Class	For the Period September 17, 2019 (Inception) to October 31, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.02
Net realized and unrealized gain on investments	0.14
Total income from investment operations	0.16

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–

INCREASE IN NET ASSET VALUE	0.16
NET ASSET VALUE, END OF PERIOD	$10.16

TOTAL RETURN	1.60	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$4,694

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	8.42	%(c)
Expenses (including fees waived/ reimbursed by investment advisor)	1.38	%(c)
Net investment income	1.34	%(c)

PORTFOLIO TURNOVER RATE	9	%(b)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

78	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017	For the Period October 21, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$11.31		$13.12	$11.98		$10.38	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.03		(0.01)	(0.00	)(b)	0.01	(0.02)
Net realized and unrealized gain/(loss) on investments	0.29		(1.08)	2.12		1.72	0.40
Total income/(loss) from investment operations	0.32		(1.09)	2.12		1.73	0.38

DISTRIBUTIONS
From net investment income	–		–	(0.06)		(0.02)	–
From net realized gain on investments	–		(0.72)	(0.92)		(0.11)	–
Total distributions	–		(0.72)	(0.98)		(0.13)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00	(b)
INCREASE/DECREASE IN NET ASSET VALUE	0.32		(1.81)	1.14		1.60	0.38
NET ASSET VALUE, END OF PERIOD	$11.63		$11.31	$13.12		$11.98	$10.38

TOTAL RETURN	2.83	%(c)	(7.67)%	17.68%		16.81%	3.80	%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$33,800		$35,654	$41,709		$36,620	$30,735
RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.08	%(d)	2.05%	2.06%		2.17%	2.30	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	2.00	%(d)	2.00%	2.00%		2.00%	2.00	%(d)(e)
Net investment income/(loss)	0.44	%(d)	(0.06)%	0.00	%(f)	0.11%	(0.41	)%(d)
PORTFOLIO TURNOVER RATE	15	%(c)	37%	46%		37%	8	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.
(f)	Less than 0.005% of average net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	79

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019		Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$3.48		$3.95		$3.52	$3.01		$3.43		$3.31

INCOME FROM INVESTMENT
OPERATIONS
Net investment income/(loss)(a)	0.00	(b)	(0.00	)(b)	0.00 (b)	(0.00	)(b)(c)	0.00	(b)	0.00 (b)
Net realized and unrealized gain/(loss) on investments	0.07		(0.14)		0.65	0.51		(0.18)		0.35
Total income/(loss) from investment operations	0.07		(0.14)		0.65	0.51		(0.18)		0.35

DISTRIBUTIONS
From net investment income	–		(0.00	)(b)	–	–		(0.00	)(b)	(0.01)
From net realized gain on investments	–		(0.33)		(0.22)	(0.00	)(b)	(0.24)		(0.22)
Total distributions	–		(0.33)		(0.22)	(0.00	)(b)	(0.24)		(0.23)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00 (b)	0.00	(b)	0.00	(b)	0.00 (b)
INCREASE/DECREASE IN NET ASSET VALUE	0.07		(0.47)		0.43	0.51		(0.42)		0.12
NET ASSET VALUE, END OF PERIOD	$3.55		$3.48		$3.95	$3.52		$3.01		$3.43
TOTAL RETURN	2.01	%(d)	(1.83)%		18.41%	17.09%		(5.03)%		11.09%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$119,908		$130,745		$188,379	$166,284		$173,156		$201,462
RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.60	%(e)	1.61%		1.61%	1.61%		1.62%		1.62%
Expenses (including fees waived/ reimbursed by investment advisor)	1.57	%(e)	1.57%		1.55%	1.59%		1.62%		1.62%
Net investment income/(loss)	0.02	%(e)	(0.12)%		0.03%	(0.06)%		0.06%		0.12%
PORTFOLIO TURNOVER RATE	20	%(d)	38%		29%	30%		32%		37%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

80	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$3.52		$4.00	$3.56		$3.03		$3.46	$3.34

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.00	(b)	0.00 (b)	0.01		0.01		0.01	0.01
Net realized and unrealized gain/(loss) on investments	0.08		(0.14)	0.65		0.52		(0.19)	0.34
Total income/(loss) from investment operations	0.08		(0.14)	0.66		0.53		(0.18)	0.35

DISTRIBUTIONS
From net investment income	–		(0.01)	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.01)
From net realized gain on investments	–		(0.33)	(0.22)		(0.00	)(b)	(0.24)	(0.22)
Total distributions	–		(0.34)	(0.22)		(0.00	)(a)	(0.25)	(0.23)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.08		(0.48)	0.44		0.53		(0.43)	0.12
NET ASSET VALUE, END OF PERIOD	$3.60		$3.52	$4.00		$3.56		$3.03	$3.46

TOTAL RETURN	2.27	%(c)	(1.84)%	18.62%		17.81%		(5.12)%	11.20%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$538,595		$523,862	$591,470		$532,946		$452,030	$526,394

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.37	%(d)	1.37%	1.36%		1.37%		1.38%	1.38%
Expenses (including fees waived/ reimbursed by investment advisor)	1.34	%(d)	1.33%	1.31%		1.35%		1.38%	1.38%
Net investment income	0.24	%(d)	0.13%	0.28%		0.18%		0.30%	0.35%

PORTFOLIO TURNOVER RATE	20	%(c)	38%	29%		30%		32%	37%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	81

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$14.98		$16.97	$14.52	$12.31	$13.65	$12.43

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.02		0.01	0.01	0.01	0.01	0.00 (b)
Net realized and unrealized gain/(loss) on investments	0.28		(0.58)	2.66	2.22	(0.89)	1.37
Total income/(loss) from investment operations	0.30		(0.57)	2.67	2.23	(0.88)	1.37

DISTRIBUTIONS
From net investment income	–		(0.00)	–	(0.02)	(0.01)	(0.01)
From net realized gain on investments	–		(1.42)	(0.22)	–	(0.45)	(0.14)
Total distributions	–		(1.42)	(0.22)	(0.02)	(0.46)	(0.15)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.30		(1.99)	2.45	2.21	(1.34)	1.22
NET ASSET VALUE, END OF PERIOD	$15.28		$14.98	$16.97	$14.52	$12.31	$13.65

TOTAL RETURN	2.00	%(c)	(1.61)%	18.44%	18.11%	(6.45)%	11.09%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$54,262		$56,307	$65,923	$67,574	$66,984	$87,354

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.52	%(d)	1.52%	1.52%	1.52%	1.60%	1.60%
Expenses (including fees waived/reimbursed by investment advisor)	1.52	%(d)	1.52%	1.52%	1.52%	1.60%	1.60%
Net investment income	0.25	%(d)	0.05%	0.06%	0.07%	0.10%	0.03%

PORTFOLIO TURNOVER RATE	16	%(c)	50%	43%	42%	46%	46%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

82	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$15.04		$17.02	$14.55	$12.33	$13.66	$12.42

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04		0.05	0.04	0.04	0.04	0.03
Net realized and unrealized gain/(loss) on investments	0.28		(0.58)	2.67	2.22	(0.89)	1.37
Total income/(loss) from investment operations	0.32		(0.53)	2.71	2.26	(0.85)	1.40

DISTRIBUTIONS
From net investment income	–		(0.03)	(0.02)	(0.04)	(0.03)	(0.02)
From net realized gain on investments	–		(1.42)	(0.22)	–	(0.45)	(0.14)
Total distributions	–		(1.45)	(0.24)	(0.04)	(0.48)	(0.16)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.32		(1.98)	2.47	2.22	(1.33)	1.24
NET ASSET VALUE, END OF PERIOD	$15.36		$15.04	$17.02	$14.55	$12.33	$13.66

TOTAL RETURN	2.13	%(c)	(1.33)%	18.69%	18.36%	(6.18)%	11.41%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$251,705		$272,743	$302,269	$258,683	$221,759	$260,239

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.28	%(d)	1.27%	1.28%	1.29%	1.35%	1.35%
Expenses (including fees waived/reimbursed by investment advisor)	1.28	%(d)	1.27%	1.28%	1.29%	1.35%	1.35%
Net investment income	0.50	%(d)	0.29%	0.27%	0.28%	0.34%	0.23%

PORTFOLIO TURNOVER RATE	16	%(c)	50%	43%	42%	46%	46%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	83

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$14.83		$15.06	$12.76		$10.85	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01		0.01	(0.00	)(b)	(0.03)	0.00	(b)
Net realized and unrealized gain on investments	0.02		0.16	2.52		1.95	0.85
Total income from investment operations	0.03		0.17	2.52		1.92	0.85

DISTRIBUTIONS
From net investment income	–		–	–		(0.01)	(0.00	)(b)
From net realized gain on investments	–		(0.40)	(0.22)		–	(0.00	)(b)
Total distributions	–		(0.40)	(0.22)		(0.01)	(0.00	)(a)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	0.03		(0.23)	2.30		1.91	0.85
NET ASSET VALUE, END OF PERIOD	$14.86		$14.83	$15.06		$12.76	$10.85

TOTAL RETURN	0.20	%(c)	1.78%	19.79%		17.70%	8.55	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$86,313		$90,400	$92,552		$61,212	$19,131

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.25	%(d)	1.27%	1.35%		1.41%	2.06	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.25	%(d)	1.27%	1.35%		1.35%	1.35	%(d)(e)
Net investment income/(loss)	0.16	%(d)	0.05%	(0.03)%		(0.23)%	0.00	%(d)(f)

PORTFOLIO TURNOVER RATE	21	%(c)	52%	30%		32%	24	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.
(f)	Less than 0.005% of average net assets.

See Notes to Financial Statements.

84	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$14.93		$15.14	$12.79	$10.87	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.03		0.04	0.03	0.01 (b)	0.02
Net realized and unrealized gain on investments	0.01		0.17	2.54	1.93	0.85
Total income from investment operations	0.04		0.21	2.57	1.94	0.87

DISTRIBUTIONS
From net investment income	–		(0.02)	–	(0.02)	(0.00	)(c)
From net realized gain on investments	–		(0.40)	(0.22)	–	(0.00	)(c)
Total distributions	–		(0.42)	(0.22)	(0.02)	(0.00	)(a)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

INCREASE/DECREASE IN NET ASSET VALUE	0.04		(0.21)	2.35	1.92	0.87
NET ASSET VALUE, END OF PERIOD	$14.97		$14.93	$15.14	$12.79	$10.87

TOTAL RETURN	0.27	%(d)	2.08%	20.14%	17.92%	8.76	%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$100,785		$108,934	$95,533	$47,811	$17,562

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.00	%(e)	1.02%	1.10%	1.17%	1.86	%(e)(f)
Expenses (including fees waived/ reimbursed by investment advisor)	1.00	%(e)	1.02%	1.10%	1.10%	1.10	%(e)(f)
Net investment income	0.42	%(e)	0.27%	0.24%	0.05%	0.22	%(e)

PORTFOLIO TURNOVER RATE	21	%(d)	52%	30%	32%	24	%(d)

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Not Annualized.
(e)	Annualized.
(f)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	85

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$3.34		$4.10	$3.55	$3.09	$3.42	$3.41

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01		0.00 (b)	0.01	0.01	0.01	0.01
Net realized and unrealized gain/(loss) on investments	0.01		(0.38)	0.68	0.52	(0.20)	0.21
Total income/(loss) from investment operations	0.02		(0.38)	0.69	0.53	(0.19)	0.22

DISTRIBUTIONS
From net investment income	–		(0.01)	(0.01)	(0.02)	(0.01)	(0.01)
From net realized gain on investments	–		(0.37)	(0.13)	(0.05)	(0.13)	(0.20)
Total distributions	–		(0.38)	(0.14)	(0.07)	(0.14)	(0.21)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.02		(0.76)	0.55	0.46	(0.33)	0.01
NET ASSET VALUE, END OF PERIOD	$3.36		$3.34	$4.10	$3.55	$3.09	$3.42

TOTAL RETURN	0.60	%(c)	(7.40)%	19.30%	17.50%	(5.53)%	7.25%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$52,130		$58,070	$78,686	$78,403	$123,922	$173,842

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.61	%(d)	1.62%	1.61%	1.61%	1.62%	1.62%
Expenses (including fees waived/ reimbursed by investment advisor)	1.58	%(d)	1.57%	1.55%	1.58%	1.62%	1.62%
Net investment income	0.34	%(d)	0.11%	0.31%	0.16%	0.45%	0.37%

PORTFOLIO TURNOVER RATE	14	%(c)	34%	26%	30%	34%	36%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

86	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$3.36		$4.12	$3.57	$3.11	$3.43	$3.42

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01		0.01	0.02	0.01	0.02	0.02
Net realized and unrealized gain/(loss) on investments	0.01		(0.38)	0.67	0.52	(0.20)	0.21
Total income/(loss) from investment operations	0.02		(0.37)	0.69	0.53	(0.18)	0.23

DISTRIBUTIONS
From net investment income	–		(0.02)	(0.01)	(0.02)	(0.01)	(0.02)
From net realized gain on investments	–		(0.37)	(0.13)	(0.05)	(0.13)	(0.20)
Total distributions	–		(0.39)	(0.14)	(0.07)	(0.14)	(0.22)

REDEMPTION FEES ADDED TO PAID- IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.02		(0.76)	0.55	0.46	(0.32)	0.01
NET ASSET VALUE, END OF PERIOD	$3.38		$3.36	$4.12	$3.57	$3.11	$3.43

TOTAL RETURN	0.60	%(c)	(7.19)%	19.38%	17.59%	(5.02)%	7.41%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$590,235		$653,241	$813,322	$698,504	$579,371	$682,364

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.38	%(d)	1.37%	1.37%	1.37%	1.38%	1.38%
Expenses (including fees waived/ reimbursed by investment advisor)	1.34	%(d)	1.32%	1.30%	1.34%	1.38%	1.38%
Net investment income	0.57	%(d)	0.41%	0.54%	0.42%	0.65%	0.61%

PORTFOLIO TURNOVER RATE	14	%(c)	34%	26%	30%	34%	36%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	87

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$14.70		$15.53	$13.04	$11.02	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.03		0.04	0.05	0.02	0.03
Net realized and unrealized gain/(loss) on investments	0.08		(0.53)	2.62	2.03	0.99
Total income/(loss) from investment operations	0.11		(0.49)	2.67	2.05	1.02

DISTRIBUTIONS
From net investment income	–		(0.05)	–	(0.03)	–
From net realized gain on investments	–		(0.29)	(0.18)	–	–
Total distributions	–		(0.34)	(0.18)	(0.03)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	0.11		(0.83)	2.49	2.02	1.02
NET ASSET VALUE, END OF PERIOD	$14.81		$14.70	$15.53	$13.04	$11.02

TOTAL RETURN	0.75	%(c)	(2.69)%	20.50%	18.68%	10.20	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$74,794		$72,204	$52,478	$31,045	$22,028

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.17	%(d)	1.19%	1.19%	1.27%	1.45	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.17	%(d)	1.19%	1.19%	1.27%	1.35	%(d)(e)
Net investment income	0.37	%(d)	0.26%	0.33%	0.19%	0.44	%(d)

PORTFOLIO TURNOVER RATE	18	%(c)	42%	24%	37%	59	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

88	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$14.74		$15.57	$13.06	$11.03	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04		0.07	0.08	0.04	0.04
Net realized and unrealized gain/(loss) on investments	0.09		(0.54)	2.63	2.04	0.99
Total income/(loss) from investment operations	0.13		(0.47)	2.71	2.08	1.03

DISTRIBUTIONS
From net investment income	–		(0.07)	(0.02)	(0.05)	(0.00	)(b)
From net realized gain on investments	–		(0.29)	(0.18)	–	–
Total distributions	–		(0.36)	(0.20)	(0.05)	(0.00	)(b)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	0.13		(0.83)	2.51	2.03	1.03
NET ASSET VALUE, END OF PERIOD	$14.87		$14.74	$15.57	$13.06	$11.03

TOTAL RETURN	0.88	%(c)	(2.50)%	20.79%	18.96%	10.34	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$629,254		$561,100	$496,358	$265,393	$119,070

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.92	%(d)	0.94%	0.94%	1.02%	1.20	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	0.92	%(d)	0.94%	0.94%	1.02%	1.10	%(d)(e)
Net investment income	0.61	%(d)	0.51%	0.57%	0.37%	0.60	%(d)

PORTFOLIO TURNOVER RATE	18	%(c)	42%	24%	37%	59	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	89

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2019 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2019, the Trust consists of multiple separate portfolios or series. This semi-annual report describes the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, and Grandeur Peak International Stalwarts Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class (except the Grandeur Peak Global Contrarian Fund and Grandeur Peak Global Micro Cap Fund) and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Grandeur Peak Global Advisors, LLC (the “Adviser” or “Grandeur Peak”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2019 (Unaudited)

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of October 31, 2019:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks
Philippines	$18,253,455	$–	$7,014	$18,260,469
Other*	411,193,898	–	–	411,193,898
Total	$429,447,353	$–	$7,014	$429,454,367

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Contrarian Fund
Common Stocks*	$4,670,352	$–	$–	$4,670,352
Total	$4,670,352	$–	$–	$4,670,352

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Micro Cap Fund
Common Stocks
New Zealand	$125,468	$–	$–	$125,468
Other*	33,264,782	–	–	33,264,782
Total	$33,390,250	$–	$–	$33,390,250

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Opportunities Fund
Common Stocks
New Zealand	$–	$–	$1	$1
Other*	638,590,932	–	–	638,590,932
Preferred Stocks*	$–	$–	$1,923,136	$1,923,136
Total	$638,590,932	$–	$1,923,137	$640,514,069

Semi-Annual Report | October 31, 2019	91

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2019 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Reach Fund
Common Stocks
New Zealand	$1,017,619	$–	$–	$1,017,619
Spain	–	–	–	–
Other*	298,729,786	–	–	298,729,786
Preferred Stocks*	$–	$–	$912,077	$912,077
Total	$299,747,405	$–	$912,077	$300,659,482

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Stalwarts Fund
Common Stocks*	$181,452,343	$–	$–	$181,452,343
Preferred Stocks*	–	–	482,814	482,814
Total	$181,452,343	$–	$482,814	$181,935,157

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Opportunities Fund
Common Stocks
New Zealand	$–	$–	$1	$1
Other*	620,633,988	–	–	620,633,988
Total	$620,633,988	$–	$1	$620,633,989

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Stalwarts Fund
Common Stocks*	$673,389,159	$–	$–	$673,389,159
Total	$673,389,159	$–	$–	$673,389,159

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2019 (Unaudited)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Emerging Markets Opportunities	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2019	$–	$–	$–
Accrued Discount/Premium	–	–	–
Return of Capital	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	7,014	–	7,014
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2019	$7,014	$–	$7,014
Net change in unrealized Appreciation/(Depreciation) attributable to Level 3 investments held at October 31, 2019	$7,014	$-	$7,014

Grandeur Peak Global Opportunities	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2019	$1	$1,923,136	$1,923,137
Accrued Discount/Premium	–	–	–
Return of Capital	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–	–
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2019	$1	$1,923,136	$1,923,137
Net change in unrealized Appreciation/(Depreciation) attributable to Level 3 investments held at October 31, 2019	$–	$–	$–

Grandeur Peak Global Reach Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2019	$1	$912,077	$912,078
Accrued Discount/Premium	–	–	–
Return of Capital	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	1	–	1
Purchases	–	–	–
Sales Proceeds	(1)	–	(1)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2019	$1	$912,077	$912,078
Net change in unrealized Appreciation/(Depreciation) attributable to Level 3 investments held at October 31, 2019	$1	$–	$1

Grandeur Peak Global Stalwarts Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2019	$–	$482,814	$482,814
Accrued Discount/Premium	–	–	–
Return of Capital	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–	–
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2019	$–	$482,814	$482,814
Net change in unrealized Appreciation/(Depreciation) attributable to Level 3 investments held at October 31, 2019	$–	$–	$–

Semi-Annual Report | October 31, 2019	93

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2019 (Unaudited)

Grandeur Peak International Opportunities	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2019	$1	$-	$1
Accrued Discount/Premium	–	–	–
Return of Capital	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–	–
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2019	$1	$–	$1
Net change in unrealized Appreciation/(Depreciation) attributable to Level 3 investments held at October 31, 2019	$–	$–	$–

Change in unrealized appreciation/depreciation on Level 3 securities is included on the Statements of Operations under Net change in unrealized appreciation/(depreciation) on investments. Realized gain/(loss) on Level 3 securities is included on the Statements of Operations under Net realized gain/(loss) on investments.

The table below provides additional information about the Level 3 Fair Value Measurements as of October 31, 2019:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value (USD) at 10/31/2019	Valuation Technique	Unobservable Inputs(a)	Value (USD)
Common Stock	$7,014	Recommended price	Cost	$0.10

Grandeur Peak Global Opportunities Fund

Asset Class	Fair Value (USD) at 10/31/2019	Valuation Technique	Unobservable Inputs(a)	Value (USD)
Preferred Stock	$1,923,136	Purchase price	Cost	$19.90

Grandeur Peak Global Reach Fund

Asset Class	Fair Value (USD) at 10/31/2019	Valuation Technique	Unobservable Inputs(a)	Value (USD)
Preferred Stock	$912,077	Purchase price	Cost	$19.90

Grandeur Peak Global Stalwarts Fund

Asset Class	Fair Value (USD) at 10/31/2019	Valuation Technique	Unobservable Inputs(a)	Value (USD)
Preferred Stock	$482,814	Purchase price	Cost	$19.90

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount	Decrease	Increase

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2019 (Unaudited)

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of October 31, 2019, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$29,396,615
Grandeur Peak Global Contrarian Fund	–
Grandeur Peak Global Micro Cap Fund	435,848
Grandeur Peak Global Opportunities Fund	18,940,434
Grandeur Peak Global Reach Fund	4,283,084
Grandeur Peak Global Stalwarts Fund	6,353,279
Grandeur Peak International Opportunities Fund	21,635,839
Grandeur Peak International Stalwarts Fund	31,859,736

As of October 31, 2019, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$–
Grandeur Peak Global Contrarian Fund	9,600
Grandeur Peak Global Micro Cap Fund	–
Grandeur Peak Global Opportunities Fund	11,310
Grandeur Peak Global Reach Fund	2,177
Grandeur Peak Global Stalwarts Fund	–
Grandeur Peak International Opportunities Fund	12,298
Grandeur Peak International Stalwarts Fund	–

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Semi-Annual Report | October 31, 2019	95

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2019 (Unaudited)

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2019, the Funds had a liability for unrecognized capital gains tax. These amounts are disclosed as Foreign Capital Gains Tax on the Statements of Assets and Liabilities. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

3.	TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2019, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Grandeur Peak Emerging Markets Opportunities Fund	$111,575,021	$(34,616,507)	$76,958,514	$352,495,853
Grandeur Peak Global Contrarian Fund	163,598	(99,541)	64,057	4,606,295
Grandeur Peak Global Micro Cap Fund	7,702,811	(2,698,354)	5,004,457	28,385,793
Grandeur Peak Global Opportunities Fund	181,501,001	(36,175,705)	145,325,296	495,188,773
Grandeur Peak Global Reach Fund	81,215,451	(19,385,900)	61,829,551	238,829,931
Grandeur Peak Global Stalwarts Fund	40,684,214	(8,976,889)	31,707,325	150,227,832
Grandeur Peak International Opportunities Fund	163,325,406	(42,227,975)	121,097,431	499,536,558
Grandeur Peak International Stalwarts Fund	131,269,667	(37,800,444)	93,469,223	579,919,936

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2019 (Unaudited)

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2019 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$1,399,313	$3,456,127
Grandeur Peak Global Contrarian Fund	–	–
Grandeur Peak Global Micro Cap Fund	10,964	2,207,059
Grandeur Peak Global Opportunities Fund	4,541,112	56,054,176
Grandeur Peak Global Reach Fund	2,440,188	27,120,108
Grandeur Peak Global Stalwarts Fund	150,604	5,087,232
Grandeur Peak International Opportunities Fund	6,846,633	62,253,180
Grandeur Peak International Stalwarts Fund	2,587,918	10,997,639

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2019.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the six months ended October 31, 2019 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Grandeur Peak Emerging Markets Opportunities Fund	$35,514,610	$53,898,847
Grandeur Peak Global Contrarian Fund	4,875,600	281,998
Grandeur Peak Global Micro Cap Fund	4,964,816	7,897,871
Grandeur Peak Global Opportunities Fund	122,324,301	128,361,722
Grandeur Peak Global Reach Fund	51,488,706	82,710,696
Grandeur Peak Global Stalwarts Fund	37,815,409	50,010,494
Grandeur Peak International Opportunities Fund	89,748,174	123,892,480
Grandeur Peak International Stalwarts Fund	173,177,860	110,066,599

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the six months ended October 31, 2019 and the year ended April 30, 2019, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

Semi-Annual Report | October 31, 2019	97

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2019 (Unaudited)

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Contrarian Fund	1.00%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak Global Stalwarts Fund	0.80%
Grandeur Peak International Opportunities Fund	1.25%
Grandeur Peak International Stalwarts Fund	0.80%

The Adviser has contractually agreed to limit certain of each Fund’s expenses (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses). The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	1.95%	September 1, 2019 – August 31, 2020 /
Institutional Class	1.70%	September 1, 2018 – August 31, 2019

Grandeur Peak Global Contrarian Fund
Institutional Class	1.35%	September 12, 2019 – August 31, 2021

Grandeur Peak Global Micro Cap Fund
Institutional Class	2.00%	September 1, 2019 – August 31, 2020 /
		September 1, 2018 – August 31, 2019
Grandeur Peak Global Opportunities Fund
Investor Class	1.75%	September 1, 2019 – August 31, 2020 /
Institutional Class	1.50%	September 1, 2018 – August 31, 2019

Grandeur Peak Global Reach Fund
Investor Class	1.60%	September 1, 2019 – August 31, 2020 /
Institutional Class	1.35%	September 1, 2018 – August 31, 2019

Grandeur Peak Global Stalwarts Fund
Investor Class	1.35%	September 1, 2019 – August 31, 2020 /
Institutional Class	1.10%	September 1, 2018 – August 31, 2019

Grandeur Peak International Opportunities Fund
Investor Class	1.75%	September 1, 2019 – August 31, 2020 /
Institutional Class	1.50%	September 1, 2018 – August 31, 2019

Grandeur Peak International Stalwarts Fund
Investor Class	1.35%	September 1, 2019 – August 31, 2020 /
Institutional Class	1.10%	September 1, 2018 – August 31, 2019

98	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2019 (Unaudited)

Pursuant to these agreements, each Fund will reimburse the Adviser for any previous fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Funds to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Fees waived/reimbursed by the Adviser for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

In addition to the foregoing contractual arrangements, the Adviser has voluntarily agreed, effective September 1, 2016, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.10% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). The Adviser has also voluntarily agreed, effective January 1, 2018, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.20% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). These voluntary arrangements may be terminated at any time by the Adviser. Voluntary waivers are not subject to recoupment by the Adviser. Voluntary fees waived by the Adviser for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

For the six months ended October 31, 2019, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Contrarian Fund
Institutional Class	$31,116	$–
Grandeur Peak Global Micro Cap Fund
Institutional Class	$14,605	$–
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–

Semi-Annual Report | October 31, 2019	99

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2019 (Unaudited)

As of October 31, 2019, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2020	Expires 2021	Expires 2022	Expires 2023	Total
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Grandeur Peak Global Contrarian Fund
Institutional Class	$–	$–	$–	$31,116	$31,116
Grandeur Peak Global Micro Cap Fund
Institutional Class	$55,827	$27,510	$25,568	$14,605	$123,510
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–

Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Trustees: The fees and expenses of the independent Trustees of the Board are presented in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

100	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2019 (Unaudited)

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Semi-Annual Report | October 31, 2019	101

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

On September 10, 2019, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Financial Investors Trust (the “Trust”), with respect to the Grandeur Peak Emerging Markets Opportunities Fund, the Grandeur Peak Global Micro Cap Fund, the Grandeur Peak Global Opportunities Fund, the Grandeur Peak Global Reach Fund, the Grandeur Peak Global Stalwarts Fund, the Grandeur Peak International Opportunities Fund, and the Grandeur Peak International Stalwarts Fund (collectively, the “Grandeur Peak Funds”) and Grandeur Peak Global Advisors, LLC (“Grandeur Peak”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement with Grandeur Peak, on behalf of the Grandeur Peak Funds, the Trustees, including the Trustees, considered the following factors with respect to the Grandeur Peak Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Grandeur Peak Funds, to Grandeur Peak, of 1.25% of the Grandeur Peak Global Opportunities Fund’s and Grandeur Peak International Opportunities Fund’s daily net assets, 1.10% of the Grandeur Peak Global Reach Fund’s daily net assets, 1.35% of the Grandeur Peak Emerging Markets Opportunities Fund’s daily net assets, 0.80% of the Grandeur Peak Global Stalwarts Fund’s and Grandeur Peak International Stalwarts Fund’s daily net assets, and 1.50% of the Grandeur Peak Global Micro Cap Fund’s daily net assets, in light of the extent and quality of the advisory services provided by Grandeur Peak to each of the Grandeur Peak Funds.

The Board received and considered information including a comparison of the Investor Class and Institutional Class, as applicable, of each Grandeur Peak Fund’s contractual advisory fee rate with those of funds in the peer group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of the Investor Class and Institutional Class, as applicable, of each of the Grandeur Peak Funds was above the Data Provider peer group and universe medians, except for the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratio of the Investor Class and Institutional Class, as applicable, of each of the Grandeur Peak Funds was above the Data Provider peer group and universe medians, except for the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Grandeur Peak Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Grandeur Peak in its presentation, including its Form ADV.

The Trustees reviewed and considered Grandeur Peak’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Grandeur Peak and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Grandeur Peak, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Grandeur Peak Funds.

The Trustees considered the background and experience of Grandeur Peak’s management in connection with the Grandeur Peak Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Grandeur Peak Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Trustees also reviewed, among other things, Grandeur Peak’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information of the Investor Class and Institutional Class, as applicable, of each of the Grandeur Peak Funds for the 3-month, 1-year, 3-year, and 5-year periods, as applicable, ended June 30, 2019. That review included a comparison of each Grandeur Peak Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the performance of both classes of each of the Grandeur Peak Emerging Markets Opportunities Fund and the Grandeur Peak International Opportunities Fund was generally above the Data Provider universe median for the 3-month and 5-year periods and below the Data Provider universe median for the 1-year and 3-year periods, the performance of the Institutional Class of the Grandeur Peak Global Micro Cap Fund was at or above the Data Provider universe median for the 3-month and 3-year periods and below the Data Provider universe median for the 1-year period, the performance of both classes of each of the Grandeur Peak Global Opportunities Fund and the Grandeur Peak Global Reach Fund was at or above the Data Provider universe median for the 3-month, 3-year, and 5-year periods and below the Data Provider universe median for the 1-year period, the performance of both classes of the Grandeur Peak Global Stalwarts Fund was below the Data Provider universe median for the 3-month and 1-year periods and at or above the Data Provider universe median for the 3-year period, and the performance of both classes of the Grandeur Peak International Stalwarts Fund was above the Data Provider universe median for the 3-month, 1-year, and 3-year periods. The Trustees also considered Grandeur Peak’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Grandeur Peak regarding fees charged to its other clients utilizing a strategy similar to that employed by the Grandeur Peak Funds.

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Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by Grandeur Peak based on the fees payable under the Investment Advisory Agreement with respect to the Grandeur Peak Funds. The Trustees considered the profits, if any, anticipated to be realized by Grandeur Peak in connection with the operation of the Grandeur Peak Funds. The Board then reviewed Grandeur Peak’s income statement and balance sheet for the years ended December 31, 2011 through December 31, 2018 in order to analyze the financial condition, stability, and profitability of Grandeur Peak.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Grandeur Peak Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Grandeur Peak from its relationship with the Grandeur Peak Funds, including whether soft dollar arrangements were used.

In renewing Grandeur Peak as the Grandeur Peak Funds’ investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of the Investor Class and Institutional Class, as applicable, of each of the Grandeur Peak Funds was above, but within an acceptable range of, the respective Data Provider peer group and universe medians, except for the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund, whose contractual advisory fee rates were below their peer group and universe medians;

●	the total net expense ratio of the Investor Class and Institutional Class, as applicable, of each of the Grandeur Peak Funds was above, but within an acceptable range of, the respective Data Provider peer group and universe medians, except for the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund, whose total net expense ratios were below their peer group and universe medians;

●	the nature, extent and quality of services rendered by Grandeur Peak under the Investment Advisory Agreement with respect to each Grandeur Peak Fund were adequate;

●	for the period ended June 30, 2019, the performance of both classes of each of the Grandeur Peak Emerging Markets Opportunities Fund and the Grandeur Peak International Opportunities Fund was generally above the Data Provider universe median for the 3-month and 5-year periods and below the Data Provider universe median for the 1-year and 3-year periods, the performance of the Institutional Class of the Grandeur Peak Global Micro Cap Fund was at or above the Data Provider universe median for the 3-month and 3-year periods and below the Data Provider universe median for the 1-year period, the performance of both classes of each of the Grandeur Peak Global Opportunities Fund and the Grandeur Peak Global Reach Fund was at or above the Data Provider universe median for the 3-month, 3-year, and 5-year periods and below the Data Provider universe median for the 1-year period, the performance of both classes of the Grandeur Peak Global Stalwarts Fund was below the Data Provider universe median for the 3-month and 1-year periods and at or above the Data Provider universe median for the 3-year period, and the performance of both classes of the Grandeur Peak International Stalwarts Fund was above the Data Provider universe median for the 3-month, 1-year, and 3-year periods;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Grandeur Peak’s other clients employing a comparable strategy to any of the Grandeur Peak Funds were not indicative of any unreasonableness with respect to the advisory fee payable by the Grandeur Peak Funds;

●	the profit, if any, realized by Grandeur Peak in connection with the operation of any of the Grandeur Peak Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Grandeur Peak in connection with its relationship with any of the Grandeur Peak Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Grandeur Peak’s compensation for investment advisory services is consistent with the best interests of each of the Grandeur Peak Funds and their shareholders.

Semi-Annual Report | October 31, 2019	103

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

New Grandeur Peak Fund

On September 10, 2019, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Financial Investors Trust (the “Trust”), with respect to the Grandeur Peak Global Contrarian Fund (the “New Grandeur Peak Fund”) and Grandeur Peak Global Advisors, LLC (“Grandeur Peak”), in accordance with Section 15(c) of the 1940 Act. In approving the Investment Advisory Agreement with Grandeur Peak, on behalf of the New Grandeur Peak Fund, the Trustees, including the Independent Trustees, considered the following factors with respect to the Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the New Grandeur Peak Fund, of 1.00% of such Fund’s daily average net assets, to Grandeur Peak, in light of the extent and quality of the advisory services provided by Grandeur Peak to the New Grandeur Peak Fund.

The Board received and considered information including a comparison of the New Grandeur Peak Fund’s contractual advisory fees with those of funds in the peer group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate for Institutional Class shares of the New Grandeur Peak Fund was above its Data Provider peer group and universe medians.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratio of 1.35% for the Institutional Class shares of the New Grandeur Peak Fund. The Trustees noted that the total net expense ratio of Institutional Class shares of the New Grandeur Peak Fund was above its Data Provider peer group and universe medians.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the New Grandeur Peak Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Grandeur Peak in its presentation, including its Form ADV.

The Trustees reviewed and considered Grandeur Peak’s investment advisory personnel, history as an asset manager, performance, and the amount of assets currently under management. The Trustees also reviewed the research and decision-making processes utilized by Grandeur Peak, including the methods adopted to seek to achieve compliance with the investment objective, policies, and restrictions of the New Grandeur Peak Fund.

The Trustees considered the background and experience of Grandeur Peak’s management in connection with the New Grandeur Peak Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Grandeur Peak’s insider trading policy and procedures and Code of Ethics.

Performance: The Trustees noted that since the New Grandeur Peak Fund has not yet begun operations, there is no performance to be reviewed or analyzed at this time. The Trustees further considered the reputation of Grandeur Peak’s personnel generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted that Grandeur Peak has no other comparable clients to the New Grandeur Peak Fund.

Profitability: The Trustees received and considered a projected profitability analysis prepared by Grandeur Peak based on the fees to be paid under the Investment Advisory Agreement with respect to the New Grandeur Peak Fund. The Trustees considered the profits, if any, anticipated to be realized by Grandeur Peak in connection with the operation of the New Grandeur Peak Fund. The Board then reviewed Grandeur Peak’s income statement and balance sheet for the years ended December 31, 2011 through December 31, 2018 in order to analyze the financial condition, stability, and profitability of Grandeur Peak.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the New Grandeur Peak Fund will be passed along to the shareholders under the agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits to be derived by Grandeur Peak from its relationship with the New Grandeur Peak Fund, including whether soft dollar arrangements would be used.

In approving Grandeur Peak as the New Grandeur Peak Fund’s investment adviser and the fees to be charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the

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Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

principal factor in whether to approve the Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate for Institutional Class shares of the New Grandeur Peak Fund was above its Data Provider peer group and universe medians;

●	the total net expense ratio of Institutional Class shares of the New Grandeur Peak Fund was above its Data Provider peer group and universe medians;

●	the nature, extent and quality of services to be rendered by Grandeur Peak under the Investment Advisory Agreement with respect to the New Grandeur Peak Fund were adequate;

●	since the New Grandeur Peak Fund had not yet begun operations, there was no performance to be reviewed or analyzed at this time;

●	there were no directly comparable accounts managed by Grandeur Peak for the Board to consider;

●	the profit, if any, anticipated to be realized by Grandeur Peak in connection with the operation of the New Grandeur Peak Fund is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Grandeur Peak in connection with its relationship with the New Grandeur Peak Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Grandeur Peak’s compensation for investment advisory services is consistent with the best interests of the New Grandeur Peak Fund and its shareholders.

Semi-Annual Report | October 31, 2019	105

Grandeur Peak Funds®	Additional Information

October 31, 2019 (Unaudited)

1. FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-377-PEAK(7325) and (2) on the SEC’s website at http://www.sec.gov.

106	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Privacy Policy

October 31, 2019 (Unaudited)

Who We Are
Who is providing this notice?	Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, and Grandeur Peak International Stalwarts Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Semi-Annual Report | October 31, 2019	107

Grandeur Peak Funds®	Privacy Policy

October 31, 2019 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account transactions

•     Account balances and transaction history

•     Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

108	1.855.377.7325 | www.GrandeurPeakGlobal.com

GRANDEUR PEAK FUNDS

ELEVATED GLOBAL INVESTING®

Contact Us

Mail: Grandeur Peak Funds, P.O. Box 13664, Denver, CO 80201

Phone: 1.855.377.PEAK (7325)

E-Mail: grandeurpeakglobal@alpsinc.com

Web: www.GrandeurPeakGlobal.com

SEMI-ANNUAL October 31, 2019

Highland Resolute Fund

Class I RMRGX

Highland Resolute Fund	Table of Contents

Highland Resolute Fund	Shareholder Letter

October 31, 2019 (Unaudited)

PERFORMANCE:

October 31, 2019

The Highland Resolute Fund (the “Fund”) underperformed the HFRX Global Hedge Index(1) by about 81 basis points(2) YTD ending October 31, 2019. The Fund historically has strong up market capture with down market capture in line with the index. Since inception, the Fund has outperformed the HFRX Global Index by roughly 148 basis points annualized. This is due primarily to a higher level of net equity exposure than the benchmark to be able to keep up with strong equity markets.

When compared to the peer group (Morningstar Multi-Alternative Universe)(3), the Fund has underperformed the Universe over the last fiscal year but has outperformed the Universe materially over longer time horizons – by about 156 basis points annualized since inception. As with the HFRX Global Index, the Universe is very diverse and contains a number of market-neutral and other low net equity strategies that cause the average net equity exposure for the Universe to be considerably less than our Fund. So, we anticipate outperforming the Universe in up markets and underperforming in down markets - recent performance has been consistent with our expectations.

Long/Short Equity – Long/Short equity underperformed the HFRX Equity Hedge Index(4) for 2019. The best performer was a U.S. focused generalist, which was the worst performer in 2019. Our European manager also has contributed significantly year-to-date.

Macro – The sole Macro manager has underperformed the HFRX Macro Index(5) over the last 6 months. This sector is a small allocation and is held as a risk-off return contributor.

Credit/Global Tactical Asset Allocation – Our credit strategies outperformed the overall HFRX Fixed Income – Credit Index(6) year-to-date.

Relative Value – The Relative Value sleeve outperformed the HFRX Relative Value Arbitrage Index(7) year-to-date. The sole strategy is a multi- strategy manager that benefited to a position in risk parity.

Event Driven – The Event Driven sleeve underperformed the HFRX Event Driven Index(8) over the year-to-date time frame. A merger arbitrage focused manager has been the best performer in the sleeve with a few large mergers being responsible for most of the gains. A quantitative strategy struggled in many of its equity-oriented strategies and offset some of the outperformance in the sleeve.

Past performance is no guarantee of future results.

Highland Resolute Fund	Shareholder Letter

October 31, 2019 (Unaudited)

HIGHLAND RESOLUTE FUND

Table 1 notes the performance for the Fund as of quarter end under standard reporting (since inception) as well as of October 31st.

Table 1 (1)(3)(9)(10)(11)

Performance (amounts greater than one year are annualized)

	Standardized Performance Data					Non-Standardized Performance Data
	as of September 30, 2019					as of October 31, 2019
					Since Inception					Since Inception
	YTD	1-Year	3-Year	5-Year	(12/30/11)	YTD	1-Year	3-Year	5-Year	(12/30/11)
Highland Resolute Fund – II Class	5.41%	-1.25%	2.26%	2.02%	3.20%	5.41%	2.95%	2.45%	1.94%	3.16%
Morningstar Multi-Alternative Universe	5.80%	0.90%	2.00%	1.00%	1.60%	6.00%	3.90%	2.40%	1.00%	1.60%
HFRX Global Hedge Fund Index	5.90%	0.01%	1.93%	0.32%	1.66%	6.22%	3.53%	2.23%	0.65%	1.68%
S&P 500® Index	20.55%	4.30%	13.40%	10.80%	14.12%	23.16%	14.33%	14.91%	10.78%	14.26%

	Gross Expense Ratio	Less Expense Waivers	Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Highland Resolute Fund	2.38%	-0.95%	1.43%	1.24%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2020 without the approval by the Fund’s Board of Trustees.

Net Ratio ex Dividend & Short Expense is the Net Expense Ratio less any Dividend and Interest Expense on Securities Sold Short.

Non-standardized performance is any performance period that doesn’t fall on a quarter end.

Portfolio Changes:

During the period, a credit fund was added.

Closing:

We continue to add value both in our allocation and manager selection decisions. We appreciate your investment in our Highland Resolute Fund, please feel free to contact us with any questions.

Sincerely,

R. Scott Graham, CFA & Michael T. Lytle, CFA

 Portfolio Managers(12)

Semi-Annual Report | October 31, 2019	3

Highland Resolute Fund	Shareholder Letter

October 31, 2019 (Unaudited)

Underlying Allocation Weights:

Figure 1 lists the long-term target asset allocation for the Fund as well as the allocation as of October 31st, 2019.

Holdings and allocations subject to change and may not reflect the current or future position of the portfolio.

Highland Resolute Fund	Shareholder Letter

October 31, 2019 (Unaudited)

IMPORTANT NOTES AND DISCLOSURES

Past performance does not guarantee future results.

Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please call 1-855-268-2242 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Highland Associates, Inc. and the information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Highland Associates, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Highland Resolute Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

RISKS:

The Fund’s strategy may expose it to the risks of investments in Swap Contracts and Other Investment Companies. These risks include, but are not limited to higher expenses, allocation risk, underlying fund risk, transparency risk, and underlying fund managed portfolio risk. Investments which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Swap Risk involves swap agreements and are subject to counterparty default risk and may not perform as intended. Derivatives Risk involves the exercise of skill and judgment. Derivatives may expire worthless or not perform as expected. Equity risk may cause the value of the securities held by the Fund to fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invest.

The Fund’s investments in non-U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers.

Commodity Risk may subject the Funds to greater volatility than traditional investments because of global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity. Commodity-linked investments may not move in the same direction and to the same extent as the underlying commodities.

(1)	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. Investors cannot invest directly in an index.
(2)	Basis point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1% or 0.01%(.0001).

(3)	The Morningstar Multi-Alternative Universe is designed to represent the exposure to alternative investment tactics. Funds in this category have the majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.
(4)	The HFRX Equity Hedge Index is designed to be representative of a subset of the overall composition of the hedge fund universe. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

(5)	The HFRX Macro Index is designed to be representative of a subset of the overall composition of the hedge fund universe. Macro strategy managers trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short-term holding periods. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

Semi-Annual Report | October 31, 2019	5

Highland Resolute Fund	Shareholder Letter

October 31, 2019 (Unaudited)

(6)	The HFRX Fixed Income – Credit Index is designed to be representative of a subset of the overall composition of the hedge fund universe. It includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.
(7)	The HFRX Relative Value Arbitrage Index is designed to be representative of a subset of the overall composition of the hedge fund universe. Relative Value investment managers who maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

(8)	The HFRX Event Driven Index maintains positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

(9)	The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index. The S&P 500® Index figures do not reflect any fees, expenses, or taxes. Investors cannot invest directly in this index.

(10)	Highland Associates, Inc. has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Highland Resolute Fund. This agreement is in effect through August 31, 2020. The Adviser may not discontinue this agreement to waive fees without the approval by the Fund’s Board of Trustees.
(11)	Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(12)	R. Scott Graham and Michael T. Lytle are registered representatives of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

Highland Resolute Fund	Performance Update

October 31, 2019 (Unaudited)

Performance (for the period ended October 31, 2019)

Highland Resolute Fund

Cumulative Total Return
(for the period ended October 31, 2019)	6 Months	1 Year	3 Year	5 Year	Since Inception*	Gross Ratio(a)	Net Ratio(a)
Highland Resolute Fund - Class I - NAV	-1.65%	2.95%	2.45%	1.94%	3.16%	2.38%	1.43%
S&P 500® Index(b)	4.16%	14.33%	14.91%	10.78%	14.26%
Dow Jones U.S. Select Dividend Index(c)	2.97%	10.67%	10.73%	9.47%	12.58%
HFRX Global Hedge Fund Index(d)	2.85%	3.53%	2.23%	0.65%	1.68%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2020 without the approval by the Fund’s Board of Trustees.

*	Fund inception date of 12/30/11.
(a)	Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(b)	The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(c)	The Dow Jones U.S. Select Dividend Index is an additional index, and represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

(d)	The HFRX Global Hedge Fund Index is an additional index, and is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings**

(for the period ended October 31, 2019)

As a percentage of Net Assets

PIMCO Short-Term Fund,
Institutional Class	30.68%
PSAM Highland	16.55%
PIMCO Income Fund,
Institutional Class	12.42%
Long/Short Segregated Portfolio	12.05%
WABR	11.86%
Melchior Segregated Portfolio	10.89%
BHDG Systematic Trading
Segregated Portfolio	5.60%
Harland Clarke Holdings Corp.	2.18%
AQR Multi Strategy Alternative Fund	2.02%
Mohegan Tribal Gaming	1.32%
Top Ten Holdings	104.57%

**	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2019	7

Highland Resolute Fund	Performance Update

October 31, 2019 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended October 31, 2019)

Comparison of change in value of a $10,000 investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Highland Resolute Fund	Consolidated Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of May 1, 2019 to October 31, 2019.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table below under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Highland Resolute Fund	BEGINNING ACCOUNT VALUE 05/01/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 05/01/19-10/31/19(b)
Class I
Actual	$ 1,000.00	$ 983.50	0.70%	$ 3.49
Hypothetical (5% return before expenses)	$ 1,000.00	$1,021.62	0.70%	$ 3.56

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

Semi-Annual Report | October 31, 2019	9

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2019 (Unaudited)

		Value
Description	Shares	(Note 2)
COMMON STOCKS (13.65%)
AEROSPACE & DEFENSE (0.83%)
The Boeing Co.	7,349	$2,497,998

COMMERCIAL SERVICES (1.61%)
ASGN, Inc.(a)	21,233	1,350,207
Global Payments, Inc.	13,579	2,297,295
Opal Acquisition(a)	3,209	384,930
PayPal Holdings, Inc.(a)	8,001	832,904
		4,865,336
DIVERSIFIED FINANCIAL SERVICES (0.93%)
Mastercard, Inc., Class A	3,460	957,762
Visa, Inc., Class A(b)	10,395	1,859,250
		2,817,012
ELECTRIC (0.26%)
PG&E Corp.(a)	125,471	774,156

HOTELS, RESTAURANTS & LEISURE (0.86%)
Wyndham Hotels & Resorts, Inc.	48,338	2,608,802

INTERNET (5.13%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)(b)	13,623	2,406,776
Alphabet, Inc., Class A(a)(b)	1,839	2,314,933
Amazon.com, Inc.(a)(b)	1,390	2,469,557
ANGI Homeservices, Inc., Class A(a)	124,746	854,510
Facebook, Inc., Class A(a)(b)	13,707	2,626,947
IAC/InterActiveCorp(a)	10,891	2,474,980
TripAdvisor, Inc.(a)	57,076	2,305,870
		15,453,573
PIPELINES (0.63%)
Energy Transfer LP	150,886	1,899,655

SOFTWARE (3.40%)
Adobe Systems, Inc.(a)	9,398	2,611,986
Fidelity National Information Services, Inc.(b)	18,864	2,485,521
Fiserv, Inc.(a)(b)	23,459	2,489,938
SS&C Technologies Holdings, Inc.(b)	50,890	2,646,789
		10,234,234
TOTAL COMMON STOCKS
(Cost $39,811,528)		41,150,766
OPEN-END MUTUAL FUNDS (45.12%)
AQR Multi Strategy Alternative Fund, Class I(a)	861,126	6,088,161
PIMCO Income Fund, Institutional Class	3,127,288	37,433,632
PIMCO Short-Term Fund, Institutional Class	9,452,780	92,448,188
		135,969,981
TOTAL OPEN-END MUTUAL FUNDS
(Cost $137,500,917)		135,969,981

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2019 (Unaudited)

		Value
Description	Shares	(Note 2)
PREFERRED STOCK (0.77%)
Opal Acquisition(a)	19,341	$2,320,175
TOTAL PREFERRED STOCK
(Cost $906,621)		2,320,175

Description		Principal Amount	Value (Note 2)
CORPORATE BONDS (7.50%)
COMMERCIAL SERVICES (0.99%)
RR Donnelley & Sons Co.
6.00%,	04/01/2024	$1,291,000	1,339,412
6.50%,	11/15/2023	920,000	950,250
7.00%,	02/15/2022	680,000	705,500
			2,995,162
COMPUTERS (2.59%)
Harland Clarke Holdings Corp.
8.38%,	08/15/2022(c)	1,568,000	1,258,320
9.25%,	03/01/2021(c)	7,021,500	6,556,325
			7,814,645

DISTRIBUTION & WHOLESALE (0.27%)
American News Co. LLC
8.50% (10.00%),	09/01/2026(c)(d)	758,398	806,746

ENTERTAINMENT (1.32%)
Mohegan Tribal Gaming
7.88%,	10/15/2024(c)	4,137,000	3,966,349

HEALTHCARE-SERVICES (0.78%)
One Call Corp.
7.50%,	07/01/2024(c)	2,374,412	2,350,668

PUBLISHING & BROADCASTING (1.55%)
McClatchy Co.
6.88%,	07/15/2031(c)	2,198,000	2,005,675
9.00%,	07/15/2026	2,866,000	2,672,545
			4,678,220
TOTAL CORPORATE BONDS
(Cost $23,804,618)			22,611,790

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	11

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2019 (Unaudited)

		Value
Description	Shares	(Note 2)
Short-Term Investments (8.81%)
MONEY MARKET FUNDS (8.81%)
Dreyfus Treasury Cash Management Fund, Institutional Class, 7-day yield, 1.677%(b)	26,551,301	$26,551,301
TOTAL SHORT-TERM INVESTMENTS
(Cost $26,551,301)		26,551,301
TOTAL INVESTMENTS (75.85%)
(Cost $228,574,985)		$228,604,013

SEGREGATED CASH WITH BROKERS (27.23%)(e)		82,062,406

SECURITIES SOLD SHORT (-3.17%)
(Proceeds $8,642,833)		$(9,546,879)

OTHER ASSETS IN EXCESS OF LIABILITIES (0.09%)		256,766
NET ASSETS (100.00%)		$301,376,306

SCHEDULE OF SECURITIES SOLD SHORT

Description	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (-3.17%)
Consumer Discretionary Select Sector SPDR® Fund	(1,220)	$(147,437)
Consumer Staples Select Sector SPDR® Fund	(4,946)	(302,497)
Health Care Select Sector SPDR® Fund	(15,405)	(1,459,624)
Industrial Select Sector SPDR® Fund	(11,702)	(918,724)
iShares® 20+ Year Treasury Bond ETF	(3,980)	(562,135)
iShares® MSCI United Kingdom ETF	(14,675)	(477,378)
SPDR® S&P Retail ETF	(44,118)	(1,903,692)
Utilities Select Sector SPDR® Fund	(9,524)	(611,917)
VanEck Vectors® Pharmaceutical ETF	(15,346)	(909,711)
Vanguard® FTSE Europe ETF	(23,953)	(1,333,464)
Vanguard® Total Stock Market ETF	(5,969)	(920,300)
		(9,546,879)
TOTAL EXCHANGE TRADED FUNDS (-3.17%)
(Proceeds $8,642,833)		(9,546,879)
TOTAL SECURITIES SOLD SHORT
(Proceeds $8,642,833)		$(9,546,879)

(a)	Non-income producing security.
(b)	Security position either entirely or partially held in a segregated account as collateral for securities sold short and total return swaps. Aggregate total fair value of $10,481,240.
(c)	Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the fair value of those securities held in long positions was $16,944,083, representing 5.62% of the Fund's net assets.
(d)	Pay-in-kind securities - Rate paid in-kind is shown in parenthesis.
(e)	Includes cash which is being held as collateral for securities sold short and total return swap contracts.

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2019 (Unaudited)

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Value	Rate Paid by the Fund	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	BHDG Systematic Trading Segregated Portfolio(a)	$16,862,464	$16,862,474	1-Month LIBOR BBA	09/13/2023	$10
Morgan Stanley	Long/Short Segregated Portfolio(b)	36,302,334	36,302,336	1-Month LIBOR BBA	03/19/2021	2
Morgan Stanley	Melchior Segregated Portfolio(c)	32,806,954	32,806,958	1-Month LIBOR BBA	03/19/2021	4
Morgan Stanley	PSAM Highland(d)	49,892,758	49,892,756	1-Month EURIBOR	06/03/2021	(2)
Morgan Stanley	WABR(e)	35,746,666	35,746,676	1-Month LIBOR BBA	09/01/2020	10
		$171,611,176	$171,611,200			$24

*	For the long positions, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund. For short positions, the Fund receives payments based on any negative return of the Reference Obligation less the rate paid by the fund. The Fund makes payments on any positive return of such Reference Obligation plus the rate paid by the Fund. Payments are made monthly.
(a)	BHDG Systematic Trading Segregated Portfolio is a quantitative trend following strategy that uses futures. BHDG will employ some short, medium, and long term signals. Interest rate, commodity, equity, and sovereign debt futures will be used. Any asset class may have net long or short exposure, and exposures in aggregate may be net long or short.

(b)	Long/Short Segregated Portfolio is a European equity long/short strategy that employs a flexible, low-net strategy (0% to 50%), and long exposure will vary between 60% and 100%. The portfolio is primarily comprised of large and mid-cap stocks listed on European exchanges.

(c)	Melchior Segregated Portfolio is a global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.

(d)	PSAM Highland employs an event driven strategy. The fund will primarily make investments in equity special situations and merger arbitrage. The strategy will also opportunistically allocate to liquid high yield credit positions when trading at stressed levels. The strategy will employ gross long exposure of up to 120%, and net exposure will typically vary from 40% to 80%.

(e)	WABR incorporates an absolute return oriented approach within a risk parity framework. Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies. The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation. Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	13

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2019 (Unaudited)

BHDG SYSTEMATIC TRADING SEGREGATED PORTFOLIO

			Percentage
Description	Contracts/Shares	Value	of Value
LONG SECURITIES
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
AUD TO JPY FORWARD SD : 18-Dec-2019	3,269,044	$2,256,107	13.39%
AUD TO USD FORWARD SD : 18-Dec-2019	4,605,524	3,178,469	18.86%
CAD TO USD FORWARD SD : 18-Dec-2019	5,816,513	4,419,205	26.23%
CHF TO USD FORWARD SD : 18-Dec-2019	2,723,157	2,769,903	16.44%
EUR TO USD FORWARD SD : 18-Dec-2019	4,442,386	4,969,708	29.49%
GBP TO USD FORWARD SD : 18-Dec-2019	2,315,311	3,003,356	17.82%
ILS TO USD FORWARD SD : 18-Dec-2019	5,502,786	1,564,779	9.29%
INR TO USD FORWARD SD : 18-Dec-2019	110,294,143	1,547,389	9.18%
JPY TO AUD FORWARD SD : 18-Dec-2019	208,243,766	1,933,706	11.48%
JPY TO USD FORWARD SD : 18-Dec-2019	296,196,684	2,750,418	16.32%
KRW TO USD FORWARD SD : 18-Dec-2019	2,800,654,287	2,395,726	14.22%
MXN TO USD FORWARD SD : 18-Dec-2019	49,230,165	2,542,013	15.09%
PLN TO EUR FORWARD SD : 18-Dec-2019	10,898,904	2,853,565	16.93%
PLN TO USD FORWARD SD : 18-Dec-2019	6,393,772	1,674,026	9.93%
SGD TO USD FORWARD SD : 18-Dec-2019	4,881,604	3,589,763	21.30%
USD TO AUD FORWARD SD : 18-Dec-2019	3,927,726	3,927,726	23.31%
USD TO CAD FORWARD SD : 18-Dec-2019	2,917,395	2,917,395	17.31%
USD TO CHF FORWARD SD : 18-Dec-2019	2,845,138	2,845,138	16.88%
USD TO EUR FORWARD SD : 18-Dec-2019	5,973,979	5,973,979	35.45%
USD TO GBP FORWARD SD : 18-Dec-2019	2,368,736	2,368,736	14.06%
USD TO JPY FORWARD SD : 18-Dec-2019	3,286,352	3,286,352	19.50%
USD TO KRW FORWARD SD : 18-Dec-2019	1,768,556	1,768,556	10.50%
USD TO NOK FORWARD SD : 18-Dec-2019	2,502,630	2,502,630	14.85%
USD TO SEK FORWARD SD : 18-Dec-2019	1,530,131	1,530,131	9.08%
USD TO SGD FORWARD SD : 18-Dec-2019	2,302,545	2,302,545	13.66%
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS Total	3,544,891,234	70,871,321	420.57%
TOTAL LONG	3,544,891,234	$70,871,321	420.57%

SECURITIES SOLD SHORT
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
AUD TO JPY FORWARD SD : 18-Dec-2019	(2,861,197)	(1,974,635)	-11.72%
AUD TO USD FORWARD SD : 18-Dec-2019	(5,760,042)	(3,975,251)	-23.59%
CAD TO USD FORWARD SD : 18-Dec-2019	(3,865,126)	(2,936,602)	-17.43%
CHF TO USD FORWARD SD : 18-Dec-2019	(2,811,001)	(2,859,255)	-16.97%
EUR TO PLN FORWARD SD : 18-Dec-2019	(2,519,056)	(2,818,074)	-16.72%
EUR TO USD FORWARD SD : 18-Dec-2019	(5,389,843)	(6,029,631)	-35.78%
GBP TO USD FORWARD SD : 18-Dec-2019	(1,913,740)	(2,482,449)	-14.73%
JPY TO AUD FORWARD SD : 18-Dec-2019	(240,664,957)	(2,234,762)	-13.26%
JPY TO USD FORWARD SD : 18-Dec-2019	(353,765,734)	(3,284,992)	-19.49%
KRW TO USD FORWARD SD : 18-Dec-2019	(2,108,520,578)	(1,803,664)	-10.70%
NOK TO USD FORWARD SD : 18-Dec-2019	(22,663,696)	(2,465,113)	-14.63%
SEK TO USD FORWARD SD : 18-Dec-2019	(14,776,579)	(1,534,186)	-9.10%
SGD TO USD FORWARD SD : 18-Dec-2019	(3,174,925)	(2,334,730)	-13.86%
USD TO AUD FORWARD SD : 18-Dec-2019	(3,146,945)	(3,146,945)	-18.68%
USD TO CAD FORWARD SD : 18-Dec-2019	(4,428,457)	(4,428,457)	-26.28%
USD TO CHF FORWARD SD : 18-Dec-2019	(2,765,922)	(2,765,922)	-16.41%
USD TO EUR FORWARD SD : 18-Dec-2019	(4,937,628)	(4,937,628)	-29.30%
USD TO GBP FORWARD SD : 18-Dec-2019	(2,932,753)	(2,932,753)	-17.40%
USD TO ILS FORWARD SD : 18-Dec-2019	(1,566,394)	(1,566,394)	-9.30%
USD TO INR FORWARD SD : 18-Dec-2019	(1,540,191)	(1,540,191)	-9.14%
USD TO JPY FORWARD SD : 18-Dec-2019	(2,771,009)	(2,771,009)	-16.44%

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2019 (Unaudited)

			Percentage
Description	Contracts/Shares	Value	of Value
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)
USD TO KRW FORWARD SD : 18-Dec-2019	(2,376,969)	(2,376,969)	-14.11%
USD TO MXN FORWARD SD : 18-Dec-2019	(2,520,736)	(2,520,736)	-14.96%
USD TO PLN FORWARD SD : 18-Dec-2019	(1,650,229)	(1,650,229)	-9.79%
USD TO SGD FORWARD SD : 18-Dec-2019	(3,565,812)	(3,565,812)	-21.16%
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS Total	(2,802,889,520)	(70,936,389)	-420.95%
TOTAL SHORT	(2,802,889,520)	$(70,936,389)	-420.95%

REMAINING SECURITIES AND CASH		$16,927,542	100.38%
TOTAL VALUE		$16,862,474

LONG/SHORT SEGREGATED PORTFOLIO

			Percentage
Description	Contracts/Shares	Value	of Value
LONG SECURITIES
COMMON STOCK
ADVANCED DRAINAGE SYSTEMS ORD (NYS)	12,033	$445,462	1.23%
BUZZI UNICEM SENZA VINCOLI ORD (MIL)	22,432	541,034	1.49%
CATERPILLAR ORD (NYS)	7,659	1,055,410	2.91%
D R HORTON ORD (NYS)	22,268	1,166,175	3.21%
DELTA AIR LINES ORD (NYS)	26,503	1,459,785	4.02%
DSV PANALPINA ORD (CPH)	22,490	2,181,133	6.01%
FEDEX ORD (NYS)	1,545	235,860	0.65%
FRENI BREMBO ORD (MIL)	33,675	357,872	0.99%
GENERAL DYNAMICS ORD (NYS)	14,540	2,570,672	7.08%
GREENBRIER ORD (NYS)	16,396	480,239	1.32%
KANSAS CITY SOUTHERN ORD (NYS)	10,494	1,477,345	4.07%
KB HOME ORD (NYS)	38,881	1,387,663	3.82%
KION GROUP ORD (GER)	19,523	1,296,423	3.57%
KIRBY ORD (NYS)	18,975	1,502,061	4.14%
LOUISIANA PACIFIC ORD (NYS)	93,845	2,743,089	7.56%
NORFOLK SOUTHERN ORD (NYS)	9,263	1,685,866	4.64%
NVR ORD (NYS)	0,405	1,472,819	4.05%
PACCAR ORD (NMS)	16,734	1,272,788	3.51%
POLARIS INDUSTRIES ORD (NYS)	8,335	822,248	2.27%
STAR BULK CARRIERS ORD (NMS)	66,739	710,770	1.96%
TAKE TWO INTERACTIVE SOFTWARE ORD (NMS)	3,853	463,709	1.28%
TECK RESOURCES CL B ORD (NYS)	148,500	2,350,755	6.48%
UNITED PARCEL SERVICE CL B ORD (NYS)	2,154	248,076	0.68%
VULCAN MATERIALS ORD (NYS)	6,527	932,512	2.57%
COMMON STOCK Total	623,769	28,859,766	79.51%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	15

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2019 (Unaudited)

Description	Contracts/ Shares	Value	Percentage of Value	Swap Counterparty	Floating Rate/ Fixed Rate Amount paid by Fund	Floating Rate Index	Termination Date	Unrealized Gain (Loss)
EQUITY SWAP
KNIGHT SWIFT TRANSPRTATN CL A ORD (NYS) CF	70,510	313,594	0.86%	Morgan Stanley & Co. LLC	50 bps + 1D FEDEF	1D FEDEF	12/3/2019	314,782
NVR ORD (NYS) CFD	0,406	396,331	1.09%	Morgan Stanley & Co. LLC	50 bps + 1D FEDEF	1D FEDEF	12/3/2019	394,009
EQUITY SWAP Total	70,916	709,925	1.95%
TOTAL LONG	694,685	$29,569,691	81.46%
SECURITIES SOLD SHORT
COMMON STOCK
APPLE ORD (NMS)	(1,613)	(401,250)	-1.11%
BOEING ORD (NYS)	(3,159)	(1,073,776)	-2.96%
CH ROBINSON
WORLDWIDE ORD
(NMS)	(5,600)	(423,584)	-1.17%
DOW ORD (NYS)	(4,779)	(241,292)	-0.66%
GATX ORD (NYS)	(4,096)	(325,837)	-0.90%
ILLINOIS TOOL ORD (NYS)	(1,935)	(326,202)	-0.90%
KENNAMETAL ORD (NYS)	(23,037)	(712,995)	-1.96%
LINCOLN ELECTRIC
HOLDINGS ORD (NMS)	(12,560)	(1,125,000)	-3.10%
MONDELEZ
INTERNATIONAL
CL A ORD (NMS)	(4,471)	(234,504)	-0.65%
PROCTER & GAMBLE
ORD (NYS)	(1,944)	(242,047)	-0.67%
SAIA ORD (NMS)	(2,528)	(225,498)	-0.62%
SIEMENS N ORD (GER)	(1,890)	(217,601)	-0.60%
SITEONE LANDSCAPE
SUPPLY ORD (NYS)	(4,746)	(417,933)	-1.15%
STADLER RAIL ORD (SWX)	(8,035)	(390,306)	-1.08%
STARBUCKS ORD (NMS)	(2,629)	(222,308)	-0.61%
TEREX ORD (NYS)	(27,279)	(751,536)	-2.07%
TRANSDIGM GROUP
ORD (NYS)	(610)	(321,031)	-0.88%
XPO LOGISTICS ORD (NYS)	(5,645)	(431,278)	-1.19%
COMMON STOCK Total	(116,556)	(8,083,978)	-22.28%
TOTAL SHORT	(116,556)	(8,083,978)	-22.28%
REMAINING SECURITIES AND CASH		$14,816,623	40.82%
TOTAL VALUE		$36,302,336

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2019 (Unaudited)

MELCHIOR SEGREGATED PORTFOLIO

Description	Contracts/ Shares	Value	Percentage of Value	Swap Counterparty	Floating Rate/Fixed Rate Amount paid by Fund	Floating Rate Index	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES
COMMON STOCK
GRIFOLS SA-ADR	31,233	$684,305	2.09%
COMMON STOCK Total	31,233	684,305	2.09%

EQUITY SWAP
APPLUS SERVICES
SA(MAD)	115,418	(66,044)	-0.20%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	(154,956)
ASCENTIAL PLC	140,568	(31,661)	-0.10%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	(64,400)
ASML HOLDING NV (EOE)	2,606	183,592	0.56%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	426,785
ASR NEDERLAND NV	19,384	(58,264)	-0.18%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	(136,185)
ASSOCIATED BRITISH FOODS PLC	24,087	(48,845)	-0.15%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	(98,415)
AVAST PLC	123,624	69,028	0.21%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	138,556
CERVED GROUP SPA	75,977	59,663	0.18%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	138,411
COMPASS GROUP PLC	35,280	118,563	0.36%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	326,604
CRH PLC(ISE)	14,604	76,118	0.23%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	176,820
ERSTE GROUP BANK
AG(VIE)	14,849	(26,001)	-0.08%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	(79,231)
FERGUSON PLC	5,790	86,333	0.26%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	172,725
FINECOBANK SPA(MIL)	86,292	75,009	0.23%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	173,835
FRANCE TELECOM SA	38,205	31,319	0.10%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	72,269
GOCO GROUP PLC	330,901	43,902	0.13%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	88,582
INFICON HOLDING AG-REG	0,695	111,297	0.34%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	284,578
INMOBILIARIA COLONIAL SOCIMI	65,219	156,124	0.48%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	362,873
INTERTRUST NV	46,634	35,256	0.11%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	102,220
JD SPORTS FASHION PLC	33,453	75,939	0.23%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	152,939
LONZA GROUP AG-REG	2,431	71,870	0.22%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	246,535
MAISONS DU MONDE SA	13,911	(102,909)	-0.31%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	(390,746)
MTU AERO ENGINES AG(GER)	2,006	92,647	0.28%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/25/2020	212,404
NESTLE SA-REG(VTX)	12,663	139,821	0.43%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	356,667
PIAGGIO & C. S.P.A.	183,348	54,551	0.17%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	140,504
PROSEGUR CASH SA	360,589	(103,248)	-0.31%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	(240,836)
PRUDENTIAL PLC	40,525	(89,233)	-0.27%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	48,472
ROBERTET SA	2,092	394,152	1.20%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	960,747
ROCHE HOLDING AG-GENUSSCHEIN(VTX)	4,915	148,455	0.45%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	378,413
RYANAIR HOLDINGS PLC(ISE)	37,174	51,458	0.16%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	119,262
SBANKEN ASA	51,367	(68,291)	-0.21%	Morgan Stanley & Co. LLC	55 bps + 1M NIBOR	1M NIBOR	4/30/2021	(2,026,226)
SOFTWARE AG	29,485	52,550	0.16%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/25/2020	131,648
TEAMVIEWER AG	21,897	(40,193)	-0.12%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	1M EURIB	3/25/2020	(96,375)
VESTAS WIND SYSTEMS A/S(CPH)	6,024	38,299	0.12%	Morgan Stanley & Co. LLC	55 bps + 1M CIBOR	1M CIBOR	10/30/2020	668,931
WH SMITH PLC	17,053	28,711	0.09%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	57,295
EQUITY SWAP Total	1,959,068	1,559,968	4.77%
TOTAL LONG	1,990,301	$2,244,273	6.86%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	17

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2019 (Unaudited)

Description	Contracts/ Shares	Value	Percentage of Value	Swap Counterparty	Floating Rate/Fixed Rate Amount paid by Fund	Floating Rate Index	Termination Date	Unrealized Gain (Loss)
SECURITIES SOLD SHORT
EQUITY SWAP
ASTON MARTIN LAGONDA GLOBAL	(99,221)	85,273	0.26%	Morgan Stanley & Co. LLC	1D SONIA - 587.5 bps	1D SONIA	3/26/2020	189,618
AZIMUT HOLDING SPA	(21,975)	(31,058)	-0.09%	Morgan Stanley & Co. LLC	1D EONIA - 50 bps	1D EONIA	3/26/2020	(76,135)
BEKAERT NV	(18,451)	(27,845)	-0.08%	Morgan Stanley & Co. LLC	1D EONIA - 50 bps	1D EONIA	3/26/2020	(76,150)
BOOHOO GROUP PLC	(137,367)	(37,487)	-0.11%	Morgan Stanley & Co. LLC	1D SONIA - 35 bps	1D SONIA	3/26/2020	(75,281)
BURFORD CAPITAL LTD	(31,050)	(32,177)	-0.10%	Morgan Stanley & Co. LLC	1D SONIA - 35 bps	1D SONIA	3/26/2020	(68,651)
EUROFINS SCIENTIFIC(PAR)	(1,797)	(31,103)	-0.09%	Morgan Stanley & Co. LLC	1D EONIA - 150 bps	1D EONIA	3/26/2020	(73,402)
FIRST DERIVATIVES PLC	(14,297)	128,925	0.39%	Morgan Stanley & Co. LLC	1D SONIA - 162.5 bps	1D SONIA	3/26/2020	257,824
LANDIS+GYR GROUP AG	(5,386)	(90,954)	-0.28%	Morgan Stanley & Co. LLC	1D SARON - 40 bps	1D SARON	3/26/2020	(233,417)
LEARNING TECHNOLOGIES GROUP	(386,552)	44,338	0.14%	Morgan Stanley & Co. LLC	1D SONIA - 100 bps	1D SONIA	3/26/2020	85,895
NETCOMPANY GROUP AS	(13,623)	(59,316)	-0.18%	Morgan Stanley & Co. LLC	1W CIBOR - 50 bps	1W CIBOR	10/30/2020	(1,034,934)
PUBLICIS GROUPE	(7,889)	50,082	0.15%	Morgan Stanley & Co. LLC	1D EONIA - 40 bps	1D EONIA	3/26/2020	116,252
RIB SOFTWARE SE	(11,486)	(38,324)	-0.12%	Morgan Stanley & Co. LLC	1D EONIA - 212.5 bps	1D EONIA	3/25/2020	(89,394)
TATE & LYLE PLC	(53,813)	47,892	0.15%	Morgan Stanley & Co. LLC	1D SONIA - 35 bps	1D SONIA	3/26/2020	95,757
VARTA AG	(4,311)	(58,551)	-0.18%	Morgan Stanley & Co. LLC	1D EONIA - 40 bps	1D EONIA	3/25/2020	(142,144)
WIRECARD AG	(5,693)	82,029	0.25%	Morgan Stanley & Co. LLC	1D EONIA - 115.5 bps	1D EONIA	3/25/2020	190,113
EQUITY SWAP Total	(812,910)	31,724	0.11%

FUTURE CONTRACT
FTSE/MIB IDX FUT DEC19	(10)	(48,984)	-0.15%
FUTURE CONTRACT Total	(10)	(48,984)	-0.15%
TOTAL SHORT	(812,919)	$(17,260)	-0.04%

REMAINING SECURITIES AND CASH		30,579,945	93.18%
TOTAL VALUE		$32,806,958

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2019 (Unaudited)

PSAM HIGHLAND

Description	Contracts/ Shares	Value	Percentage of Value
LONG SECURITIES
COMMON STOCK
ALLERGAN PLC	10,274	$1,809,403	3.63%
CAESARS ENTERTAINMENT
CORP COM STK	156,482	1,921,598	3.85%
CAMBREX CORP COM STK	12,265	732,571	1.47%
CBS CORP NEW CL B COM STK	13,420	483,669	0.97%
CELGENE CORP COM STK	47,674	5,150,168	10.32%
CIRCOR INTL INC COM STK	12,328	472,048	0.95%
EL PASO ELECTRIC CO COM STK	12,458	831,106	1.67%
ENERGIAS DE PORTUGAL EUR5 REGD	303,259	1,248,049	2.50%
FOX CORP - CLASS A	21,288	682,059	1.37%
FREDDIE MAC 8.375%PERP PFD	23,453	272,052	0.55%
GANNETT CO INC	30,274	333,320	0.67%
GENESEE & WYO INC CL A COM STK	21,833	2,424,065	4.86%
INTERXION HOLDING NV	7,771	685,572	1.37%
MCKESSON EUROPE AG (GFR LISTING)	66,912	1,970,145	3.95%
MELLANOX TECHNOLOGIES LTD	2,956	333,156	0.67%
MILACRON HOLDINGS CORP CINCIN COM STK	66,635	1,114,141	2.23%
OCCIDENTAL PETE CORP	17,633	714,130	1.43%
OMNOVA SOLUTIONS INC COM STK	37,264	376,737	0.76%
OSRAM LICHT AG NAMENS-AKTIEN (GFR LISTING)	11,681	521,104	1.04%
PIVOTAL SOFTWARE INC - CL A	45,022	673,972	1.35%
PRESIDIO INC	16,755	278,133	0.56%
RIVIERA RESOURCES INC/LINN	31,708	413,468	0.83%
SUNTRUST BKS INC COM STK	36,544	2,497,410	5.01%
TALLGRASS ENERGY LP	34,462	662,022	1.33%
TRINITY INDS INC COM STK	18,236	360,708	0.72%
UNITED TECHNOLOGIES CORP	7,629	1,095,330	2.20%
WABCO HOLDINGS INC	17,303	2,329,335	4.67%
WELLCARE HEALTH PLANS INC COM STK	7,330	2,174,178	4.36%
WESTJET AIRLINE COM STK CAD	100,967	2,349,129	4.71%
ZAYO GROUP HOLDINGS INC	66,268	2,262,375	4.53%
COMMON STOCK Total	1,258,083	37,171,155	74.53%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	19

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2019 (Unaudited)

Description	Contracts/ Shares	Value	Percentage of Value	Swap Counterparty	Floating Rate/Fixed Rate Amount paid by Fund	Floating Rate Index	Termination Date	Unrealized Gain (Loss)
CORPORATE BONDS
CC 6.625 15MAY2023	318,906	$327,154	0.66%
FE 6.85 01JUN2034	1,171,032	689,647	1.38%
GNW FRN 15NOV2036	648,078	401,005	0.80%
ISATLN CB 3.875 09SEP2023	513,329	778,241	1.56%
PCG 4.75 15FEB2044	877,151	842,414	1.69%
PCG 5.8 01MAR2037	734,702	734,151	1.47%
PUERTO RICO ELECTRIC POWER AUTH SER 2013	234,206	181,509	0.36%
PUERTO RICO ELECTRIC POWER AUTH SER WW-R	256,664	194,102	0.39%
PUERTO RICO ELECTRIC
POWER AUTH SER XX-R	988,158	743,589	1.49%
CORPORATE BONDS Total	5,742,226	4,891,813	9.80%
TOTAL LONG	7,000,309	$42,062,968	84.33%

SECURITIES SOLD SHORT
COMMON STOCK
ABBVIE INC	(9,146)	(740,256)	-1.48%
BB&T CORP COM STK	(47,283)	(2,508,349)	-5.03%
BRISTOL MYERS SQUIBB	(47,674)	(2,758,430)	-5.53%
CARNIVAL CORP	(11,019)	(472,588)	-0.95%
CENTENE CORP DEL COM STK	(24,774)	(1,314,999)	-2.64%
ELDORADO RESORTS LLC	(14,026)	(627,947)	-1.26%
GENWORTH FINANCIAL INC	(49,781)	(213,061)	-0.43%
HILLENBRAND	(11,114)	(342,206)	-0.69%
RAYTHEON COMPANY COM	(1,489)	(316,044)	-0.63%
CORPORATE BONDS Total	(216,305)	(9,293,880)	-18.64%

CORPORATE BONDS CC 7 15MAY2025	(318,906)	(318,236)	-0.64%
CORPORATE BONDS Total	(318,906)	(318,236)	-0.64%

EQUITY SWAP
ABBVIE INC	(14,510)	(197,767)	-0.40%	Morgan Stanley & Co. LLC	1D FEDEF - 35 bps	1D FEDEF	6/29/2021	(306,135)
EQUITY SWAP Total	(14,510)	(197,767)	-0.40%
TOTAL SHORT	(549,720)	$(9,809,884)	-19.68%

REMAINING SECURITIES AND CASH		17,639,672	35.35%
TOTAL VALUE		$49,892,756

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2019 (Unaudited)

WABR

Description	Contracts/Shares	Value	Percentage of Value
LONG SECURITIES
COMMON STOCK
ALLERGAN ORD (NYS)	2,032	$357,856	1.00%
AMERICAN ASSETS REIT ORD (NYS)	4,519	221,250	0.62%
AMERICAN ELECTRIC POWER ORD (NYS)	2,688	253,720	0.71%
APARTMENT INVST MGT CL A REIT ORD (NYS)	3,905	214,306	0.60%
CELGENE ORD (NMS)	3,311	357,687	1.00%
DOUGLAS EMMETT REIT ORD (NYS)	5,747	248,960	0.70%
DUKE REALTY REIT ORD (NYS)	6,281	220,714	0.62%
EQUITY LIFESTYLE PROP REIT ORD (NYS)	4,560	318,926	0.89%
FIRSTENERGY ORD (NYS)	3,946	190,671	0.53%
FOUR CORNERS PROPERTY ORD (NYS)	8,512	243,869	0.68%
HEALTHCAR TRST OF AM CL A REIT ORD (NYS)	8,712	270,072	0.76%
HUDSON PACIFIC PROPERTIES REIT ORD (NYQ)	7,882	283,121	0.79%
INVSC S P 500 EQUAL WEIGHT ETF (PSE)	14,200	1,553,622	4.35%
ISHARES 7-10 YEAR TRSURY BOND ETF (NMS)	1,592	179,116	0.50%
ISHARES IBOXX HIGH YIELD BOND ETF (PSE)	48,321	4,194,746	11.73%
ISHARES IBOXX INVT GRADE BOND ETF (PSE)	32,907	4,202,553	11.76%
NATIONAL HEALTH INVESTORS REIT ORD (NYS)	3,595	308,415	0.86%
NATIONAL RETAIL PROPERTIES REIT ORD (NYS)	6,686	393,872	1.10%
RPT REALTY ORD (NYS)	18,458	267,641	0.75%
SPDR S&P MIDCAP 400 ETF (PSE)	0,808	287,834	0.81%
SPIRIT REALTY CAPITAL REIT ORD (NYS)	6,755	336,669	0.94%
UDR REIT ORD (NYS)	6,741	338,735	0.95%
VICI PPTYS ORD (NYS)	17,152	403,930	1.13%
VIRGIN GALACTIC HOLDINGS CL A ORD (NYS)	29,141	274,217	0.77%
WABCO HOLDINGS ORD (NYS)	1,491	200,718	0.56%
WEINGARTEN RLTY REIT ORD (NYS)	12,481	396,022	1.11%
ZAYO GROUP HOLDINGS ORD (NYS)	9,243	315,556	0.88%
COMMON STOCK Total	271,666	16,834,798	47.10%

CORPORATE BONDS
BESPL EMTN 0.0000% 2020-01-15	700,000	203,653	0.57%
CORPORATE BONDS Total	700,000	203,653	0.57%
TOTAL LONG	971,666	$17,038,451	47.67%

SECURITIES SOLD SHORT
COMMON STOCK
AMERICAN FIN CL A ORD (NMQ)	(12,723)	(188,300)	-0.53%
AMERICAN HOMES 4 RENT CL A REIT ORD (NYS)	(7,368)	(195,031)	-0.55%
BRANDYWINE REALTY REIT ORD (NYS)	(21,694)	(331,484)	-0.93%
BRISTOL MYERS SQUIBB ORD (NYS)	(3,311)	(189,952)	-0.53%
CAMDEN PROPERTY REIT ORD (NYS)	(2,906)	(332,359)	-0.93%
ESSEX PROPERTY REIT ORD (NYS)	(961)	(314,372)	-0.88%
GAMING AND LEISURE PROPERTIES REIT O (NMQ)	(4,680)	(188,885)	-0.53%
HEALTHCARE REAL REIT ORD (NYS)	(5,164)	(179,552)	-0.50%
INVSC QQQ TRUST SRS 1 ETF (NMS)	(1,014)	(199,839)	-0.56%
ISHARES US TECHNOLOGY ETF (PSE)	(1,144)	(242,539)	-0.68%
KIMCO REALTY REIT ORD (NYS)	(26,155)	(563,902)	-1.58%
MELLANOX TECHNOLOGIES ORD (NMQ)	(2,123)	(239,262)	-0.67%
MGM GROWTH PROPERTIES CL A ORD (NYS)	(7,896)	(246,434)	-0.69%
NEXTERA ENERGY ORD (NYS)	(866)	(206,402)	-0.58%
PROLOGIS REIT (NYS)	(2,554)	(224,139)	-0.63%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	21

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2019 (Unaudited)

Description	Contracts/Shares	Value	Percentage of Value
COMMON STOCK (CONTINUED)
REALTY INCOME REIT ORD (NYS)	(4,898)	(400,607)	-1.12%
SL GREEN RLTY REIT ORD (NYS)	(2,395)	(200,222)	-0.56%
SPRINT ORD (NYS)	(36,100)	(224,181)	-0.63%
STORE CAPITAL ORD (NYS)	(10,778)	(436,509)	-1.22%
SUN COMMUNITIES REIT ORD (NYS)	(2,023)	(329,041)	-0.92%
TANGER FACTORY REIT ORD (NYS)	(10,981)	(177,014)	-0.50%
WEC ENERGY GROUP ORD (NYS)	(3,357)	(316,901)	-0.89%
COMMON STOCK Total	(171,091)	(5,926,927)	-16.61%
TOTAL SHORT	(171,091)	$(5,926,927)	-16.61%

REMAINING SECURITIES AND CASH		$24,635,152	68.94%
TOTAL VALUE		$35,746,676

Common Abbreviations:

AQR - AQR Capital Management LLC.

BBA - British Bankers Association.

EURIBOR - Euro Interbank Offered Rate.

LIBOR - London Interbank Offered Rate.

PIMCO - Pacific Investment Management Company.

S&P - Standard & Poor's.

SPDR - Standard & Poor's Depositary Receipt.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canada Dollar

CHF - Franc Switzerland

EUR - Euro

GBP - Great British Pound

INR - India Rupee

JPY - Japan Yen

KRW - South Korea Won

MXN - Mexico Peso

NOK - Norwegian Krone

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Statement of Assets and Liabilities

October 31, 2019 (Unaudited)

ASSETS
Investments, at value	$228,604,013
Unrealized appreciation on total return swap contracts	26
Deposits with brokers for total return swap contracts	82,062,406
Cash	1,938
Foreign currency, at value (Cost $13)	13
Receivable for investments sold	1,038,264
Dividends receivable	361,793
Interest receivable	416,137
Receivable for interest on total return swap contracts	1,340,730
Other assets	15,653
Total assets	313,840,973
LIABILITIES
Securities sold short (Proceeds $8,642,833)	9,546,879
Unrealized depreciation on total return swap contracts	2
Investment advisory fees payable	72,359
Distributions and service fees payable	68,450
Payable for interest expense on total return swap contracts	1,785,174
Payable for investments purchased	813,627
Trustee fees and expenses payable	9,130
Chief compliance officer fee payable	12,218
Principal financial officer fees payable	1,694
Administration fees payable	76,018
Transfer agent fees payable	15,290
Professional fees payable	44,566
Custody fees payable	18,803
Accrued expenses and other liabilities	457
Total liabilities	12,464,667
NET ASSETS	$301,376,306
NET ASSETS CONSIST OF
Paid-in capital (Note 6)	$305,655,660
Total distributable earnings	(4,279,354)
NET ASSETS	$301,376,306
INVESTMENTS, AT COST	$228,574,985
PRICING OF SHARES
Class I:
Net Asset Value, offering and redemption price per share	$10.13
Net Assets	$301,376,306
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	29,742,878

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	23

Highland Resolute Fund	Consolidated Statement of Operations

For the Six Months Ended October 31, 2019 (Unaudited)

INVESTMENT INCOME
Dividends	$2,581,833
Interest	1,551,966
Foreign taxes withheld	777
Total investment income	4,134,576
EXPENSES
Investment advisory fees (Note 7)	2,293,416
Investment advisory fee-subsidiary	139,179
Administration fees	224,226
Transfer agency fees	37,044
Distribution and service fees
Class I	24,204
Professional fees	37,349
Custody fees	36,923
Reports to shareholders and printing fees	2,634
Trustee fees and expenses	9,460
Registration/filing fees	12,190
Chief compliance officer fees	41,051
Principal financial officer fees	5,027
Dividend expense on securities sold short	113,438
Interest expense on securities sold short	26,525
Other	8,208
Total expenses before waivers	3,010,874
Less fees waived/reimbursed by investment adviser (Note 7)
Class I	(1,808,234)
Waiver of investment advisory fees - subsidiary (Note 7)	(139,179)
Total net expenses	1,063,461

NET INVESTMENT INCOME	3,071,115
Net realized loss on investments	(4,931,966)
Net realized gain on securities sold short	91,514
Net realized loss on total return swap contracts	(2,544,565)
Net realized loss on foreign currency transactions	(7,088)
Total net realized loss	(7,392,105)
Net change in unrealized depreciation on investments	(988,387)
Net change in unrealized depreciation on securities sold short	(125,582)
Net change in unrealized appreciation on total return swap contracts	43,266
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(12,074)
Total net change in unrealized depreciation	(1,082,777)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(8,474,882)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,403,767)

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Statements of Changes in Net Assets

	Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
OPERATIONS
Net investment income	$3,071,115	$6,846,351
Net realized loss	(7,392,105)	(5,212,697)
Net realized gain distributions from other investment companies	–	50,001
Net change in unrealized depreciation	(1,082,777)	(2,199,323)
Net decrease in net assets resulting from operations	(5,403,767)	(515,668)
TOTAL DISTRIBUTIONS (NOTE 4)
Class I	–	(15,995,417)
Net decrease in net assets from distributions	–	(15,995,417)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class I	8,116,426	9,834,051
Dividends reinvested
Class I	–	15,995,417
Shares redeemed, net of redemption fees
Class I	(33,771,290)	(50,748,365)
Net decrease in net assets derived from beneficial interest transactions	(25,654,864)	(24,918,897)
Net decrease in Net Assets	(31,058,631)	(41,429,982)
NET ASSETS:
Beginning of period	332,434,937	373,864,919
End of period	$301,376,306	$332,434,937

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	25

Highland Resolute Fund	Consolidated Financial Highlights

For a share outstanding throughout the periods presented

	Class I
	For the Six Months Ended October 31, 2019 (Unaudited)		For the Year Ended April 30, 2019		For the Year Ended April 30, 2018(a)		For the Year Ended April 30, 2017(b)		For the Year Ended April 30, 2016		For the Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.30		$10.81		$11.14		$10.75		$11.32		$11.18
INCOME/(LOSS) FROM OPERATIONS
Net investment income(c)	0.10		0.20		0.25		0.09		0.16		0.20
Net realized and unrealized gain/(loss) on investments	(0.27)		(0.22)		0.38		0.45		(0.39)		0.26
Total from Investment Operations	(0.17)		(0.02)		0.63		0.54		(0.23)		0.46

LESS DISTRIBUTIONS
Net investment income	–		(0.15)		(0.77)		(0.13)		(0.18)		(0.24)
Net realized gain on investments	–		(0.34)		(0.19)		(0.02)		(0.16)		(0.08)
Total Distributions	–		(0.49)		(0.96)		(0.15)		(0.34)		(0.32)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.17)		(0.51)		(0.33)		0.39		(0.57)		0.14
NET ASSET VALUE, END OF PERIOD	$10.13		$10.30		$10.81		$11.14		$10.75		$11.32
TOTAL RETURN(d)	(1.65)%		0.22%		5.51%		5.04%		(2.02)%		4.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$301,376		$332,435		$373,865		$491,811		$686,659		$689,266
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(e)	1.88	%(f)(g)(h)	1.89	%(g)(h)	1.94	%(g)(h)	1.77	%(g)(h)	1.69	%(g)	1.68	%(g)
Operating expenses including reimbursement/waiver(e)	0.70	%(f)(g)	0.74	%(g)	0.82	%(g)	0.52	%(g)	0.35	%(g)	0.33	%(g)
Net investment income including reimbursement/waiver(e)	2.01	%(f)	1.95%		2.24%		0.86%		1.49%		1.79%
PORTFOLIO TURNOVER RATE	39	%(i)	55%		79%		94%		27%		54%

(a)	Prior to August 31, 2017 the Highland Resolute Fund was known as the Redmont Resolute Fund.
(b)	Prior to August 31, 2016 the Highland Resolute Fund was known as the Redmont Resolute Fund II.
(c)	Calculated using the average shares method.
(d)	Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.
(g)	Dividend and interest expense on securities sold short totaled 0.09%, 0.19%, 0.25%, 0.10%, 0.08%, and 0.10% of average net assets for the six months ended October 31, 2019 and for the years ended April 30, 2019, 2018, 2017, 2016, and 2015, respectively.
(h)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (See Note 7 for additional detail). The ratio inclusive of that fee would be 1.97%, 1.97%, 2.01% and 1.81% for the six months ended October 31, 2019 and for the years ended April 30, 2019, 2018 and 2017, respectively.

(i)	Not Annualized.

See Notes to Financial Statements.

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2019 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Highland Resolute Fund (the “Fund”). Effective August 31, 2017, the Fund changed its name from Redmont Resolute Fund. The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

Basis of Consolidation: Highland Resolute Cayman (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of October 31, 2019, net assets of the Fund were $301,376,306, of which $17,190,519 or 5.70%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Semi-Annual Report | October 31, 2019	27

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2019 (Unaudited)

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when Highland Associates, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2019 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2019:

Highland Resolute Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Commercial Services	$4,480,406	$–	$384,930	$4,865,336
Other*	36,285,430	–	–	36,285,430
Open-End Mutual Funds	$135,969,981	$–	$–	$135,969,981
Preferred Stock	–	–	2,320,175	2,320,175
Corporate Bonds*	–	22,611,790	–	22,611,790
Short-Term Investments
Money Market Fund	26,551,301	–	–	26,551,301
Total	$203,287,118	$22,611,790	$2,705,105	$228,604,013

Other Financial Instruments**
Assets:
Total Return Swap Contracts	$–	$26	$–	$26
Liabilities:
Exchange Traded Funds Sold Short	(9,546,879)	–	–	(9,546,879)
Total Return Swap Contracts	–	(2)	–	(2)
Total	$(9,546,879)	$24	$–	$(9,546,855)

*	For detailed descriptions, see the accompanying Schedule of Investments.

**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. The derivatives shown in the table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

The changes of the fair value of investments for which the Fund have used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of April 30, 2019	Accrued Discount/ Premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of October 31, 2019	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2019
Common Stocks	$—	$—	$—	$—	$234,516	$150,414	$—	$—	$—	$384,930	$234,516
Preferred Stocks	—	—	—	—	1,413,554	906,621	—	—	—	2,320,175	1,413,554
	$—	$—	$—	$—	$1,648,070	$1,057,035	$—	$—	$—	$2,705,105	$1,648,070

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report | October 31, 2019	29

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2019 (Unaudited)

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion its average daily net assets.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and dividends and other income the Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2019 (Unaudited)

realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations. Swap agreements held at October 31, 2019 are disclosed in the Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

Futures: The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Risk Exposure: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statements of Assets and Liabilities as of October 31, 2019 was as follows:

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives Statements of Assets and Liabilities Location	Fair Value
Highland Resolute Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$26	Unrealized depreciation on total return swap contracts	$2
Total		$26		$2

Semi-Annual Report | October 31, 2019	31

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2019 (Unaudited)

The effect of derivatives instruments on the Statements of Operations for the six months ended October 31, 2019 was as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Highland Resolute Fund
Equity Contracts(Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$(2,544,565)	$43,266

Equity Contracts(Purchased Options)	Net realized loss on investments/Net change in unrealized depreciation on investments	(167,546)	46,741
Total		$(2,712,111)	$90,007

Volume of Derivative Instruments for the Fund during the six months ended October 31, 2019 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Highland Resolute Fund
Equity Contracts (Total Return Swap Contracts)	Notional Quantity	172,087,439

Certain derivative contracts and repurchase agreements are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2019 (Unaudited)

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2019:

Highland Resolute Fund

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Receivable Amount
Total Return Swap Contracts	$26	$–	$26	$(26)	$–	$–
Total	$26	$–	$26	$(26)	$–	$–

Highland Resolute Fund

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Payable Amount
Total Return Swap Contracts	$2	$–	$2	$(26)	$24	$–
Total	$2	$–	$2	$(26)	$24	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2019, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Highland Resolute Fund	$177,461,375	$(178,739,161)	$(1,277,786)	$228,977,777

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2019, were as follows:

	Ordinary Income	Long-Term Capital Gains
Highland Resolute Fund	$5,227,081	$10,768,336

Semi-Annual Report | October 31, 2019	33

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2019 (Unaudited)

The Fund elects to defer to the period ending April 29, 2020, capital losses recognized during the period November 1, 2018 through April 30, 2019 in the amount of $383,369.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2019.

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the six months ended October 31, 2019 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Highland Resolute Fund	$81,182,530	$111,078,101

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Transactions in common shares were as follows:

Highland Resolute Fund

Class I:	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
Common Shares Outstanding - Beginning of Period	32,287,022	34,589,249
Common Shares Sold	800,042	935,962
Common Shares Issued as Reinvestment of Dividends	–	1,669,668
Common Shares Redeemed	(3,344,186)	(4,907,857)
Common Shares Outstanding - End of Period	29,742,878	32,287,022

Shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets. For the six months ended October 31, 2019 and the year ended April 30, 2019, the Fund retained fees as follows:

Fund	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
Highland Resolute Fund	$16	$337

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2019 (Unaudited)

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets for the Fund. The management fee is paid on a monthly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board. This agreement may not be terminated or modified prior to this date except with the approval of the Board. For the six months ended October 31, 2019, this amount equaled $139,179 and is disclosed in the Consolidated Statement of Operations.

The Adviser entered into an Investment Sub-Advisory Agreements with Incline Global Management, LLC. (“Incline”), Chatham Asset Management, LLC (“Chatham”) and Parametric Portfolio Associates, LLC (“Parametric”). The Investment Sub-Advisory Agreements are in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. The Adviser determines the allocation of the Fund’s assets among Incline, Chatham and Parametric (collectively the “Sub-Advisers”) and other open-end investment companies. The Fund is not required to invest with any minimum number of sub-advisers or open-end investment companies, and does not have minimum or maximum limitations with respect to allocations of assets to the Sub-Advisers, investment strategy or market sector. Highland may change the allocation of the Fund’s assets among the available investment options, and may add or remove sub-advisers, at any time. Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. Highland has ultimate responsibility, subject to the oversight of the Board of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement.

Pursuant to each Investment Sub-Advisory Agreement, the Adviser pays the Sub-Advisers an annual sub-advisory management fee which is based on the Fund’s average quarterly market value of the assets managed by the Sub-Advisers. The Adviser is required to pay all fees due to Sub-Advisers out of the management fee the Adviser receives from the Fund. The following table reflects the Fund’s contractual sub-advisory fee rates.

Sub-Advisers	Contractual Sub-Advisory Fee
Incline Global Management, LLC	1.25%
Chatham Asset Management, LLC	1.00%
Parametric Portfolio Associates, LLC	0.30%

The Adviser has agreed, with respect to the Fund’s Class I shares, to waive the portion of its 1.50% management fee in excess of any sub-advisory fees (as defined in the Prospectus) less (ii) third-party administrative costs charged to the Adviser in connection with the non-recurring addition of a new investment sub-adviser for the Fund or removal of an existing investment sub-adviser to the Fund. This agreement is in effect September 1, 2019 through August 31, 2020. The prior agreement was in effect from September 1, 2018 through August 31, 2019. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2020 without the approval of the Fund’s Board of Trustees. The Adviser is not permitted to recoup any amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the expense limitation cap. Fees waived/reimbursed by adviser for the six months ended October 31, 2019 are disclosed in the Consolidated Statement of Operations.

For the six months ended October 31, 2019, the fee waivers and/or reimbursements were as follows:

Fees Waived/ Reimbursed By Adviser
Highland Resolute Fund - Class I	$(1,808,234)

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the six months ended October 31, 2019 are disclosed in the Consolidated Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Semi-Annual Report | October 31, 2019	35

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2019 (Unaudited)

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the six months ended October 31, 2019 are disclosed in the Consolidated Statement of Operations.

Compliance Services

ALPS provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund. Compliance service fees paid by the Fund for the six months ended October 31, 2019 are disclosed in the Consolidated Statement of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. Principal financial officer fees paid by the Fund for the six months ended October 31, 2019 are disclosed in the Consolidated Statement of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust on behalf of the Fund. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Services Plan

Effective December 12, 2017, the Fund has adopted a Shareholder Services Plan (the “Plan”) with respect to its Class I shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of Class I shares of the Fund attributable to or held in the name of the Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Plan fees are included with distribution and service fees in the Statement of Operations. Fees recaptured pursuant to the Plan for the six months ended October 31, 2019 are included as an offset to distribution and service fees as disclosed in the Consolidated Statement of Operations.

Trustees

The fees and expenses of the independent Trustees of the Board are presented in the Consolidated Statement of Operations.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENT

Effective December 10, 2019, the Board of Trustees appointed, upon recommendation of the Audit Committee, Cohen & Company, Ltd. (“Cohen”) as the Fund’s independent registered public accounting firm. Cohen provides audit services, tax return review and assistance. Cohen is located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

October 31, 2019 (Unaudited)

On June 11-12, 2019, the Trustees met in person to discuss, among other things, the approval of an Interim Investment Advisory Agreement (the “Interim Highland Agreement”) and a new Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to the Highland Resolute Fund (the “Highland Fund”), and Highland Associates, Inc. (“Highland”) and new Investment Sub-Advisory Agreements with each of Chatham Asset Management, LLC (“Chatham”), Incline Global Management, LLC (“Incline”), and Parametric Portfolio Associates LLC (“Parametric”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Interim Highland Agreement and the new Investment Advisory Agreement and new Investment Sub-Advisory Agreements (collectively, the “New Agreements”) and other related materials. In approving the agreements, the Trustees, including the Independent Trustees, considered the following factors with respect to the Highland Fund:

Nature, Extent, and Quality of the Services: The Trustees recalled their recent renewal of the current investment advisory and sub-advisory agreements during which they evaluated the nature, extent and quality of services provided to the Highland Fund. The Trustees reviewed and considered the personnel of Highland, Incline, Chatham, and Parametric (each, a “Highland Fund Adviser” and collectively, the “Highland Fund Advisers”), their history as asset managers and their performance. The Trustees discussed the research and decision-making processes utilized by them, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Highland Fund.

The Trustees reviewed the background and experience of each of the Highland Fund Adviser’s management relating to the Highland Fund, including the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund, and noted that Region Bank’s acquisition of Highland (the “Transaction”) would not result in a change in portfolio managers and that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund as a result of the Transaction. They also discussed the resources of each of the Highland Fund Advisers devoted to research and analysis of actual and potential investments. The Trustees also reviewed, among other things, Codes of Ethics of the Highland Fund Advisers.

Performance: The Trustees recalled their discussion of performance of the Highland Fund when the current investment advisory and sub-advisory agreements were recently renewed. The Trustees reviewed performance information for the Highland Fund for the 3-month, 1-year, 3-year, 5-year, and since inception periods ended September 30, 2018. That review included a comparison of the Highland Fund’s performance to the performance of a group of comparable funds selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the performance of the Highland Fund was above its Data Provider universe median for the 1-year, 3-year, 5-year, and since inception periods ended September 30, 2018. The Trustees also considered Highland’s discussion of the Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as each Highland Fund Adviser’s performance and reputation generally and their investment techniques, risk management controls, and decision-making processes. The Trustees also reviewed updated performance information provided by Highland regarding the Highland Fund’s performance since the last renewal.

Investment Advisory Fee Rate: The Trustees reviewed and considered the proposed annual advisory fee to be paid by the Trust on behalf of the Fund to Highland Fund of 1.50% of the Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Highland to the Fund, noting that the fees would not change as a result of the Transaction. The Trustees also reviewed and considered the contractual annual sub-advisory fee to be paid by Highland to Chatham of 1.00%, Incline of 1.25%, Parametric of 0.30%, and Solus of 1.50% of the Highland Fund’s daily average net assets allocated to each sub-adviser.

The Trustees considered the information they received when the current investment advisory and sub-advisory agreements were recently renewed, comparing the Highland Fund’s contractual annual advisory fee and overall expenses with those of funds in the peer group and universe of funds selected by the Data Provider. The Trustees noted that the Highland Fund’s contractual advisory fee rate was the same as the Data Provider peer group median contractual advisory fee rate.

Total Expense Ratios: The Trustees further reviewed and considered the total expense ratio (after waivers) of 0.48% for the Highland Fund. The Trustees noted that the total expense ratio (after waivers) for the Highland Fund was below the Data Provider peer group median total expense ratio (after waivers).

Comparable Accounts: The Trustees noted certain information provided by each of the Highland Fund Advisers regarding fees charged to their other clients utilizing a strategy similar to that employed by the portion of the Highland Fund for which such entity was responsible.

Profitability: The Trustees received and considered actual and estimated profitability analyses provided by the Highland Fund Advisers when the current investment advisory and sub-advisory agreements were recently renewed, as well as additional information regarding each of the Highland Fund Adviser’s profitability since the last renewal. The Trustees considered the profits, if any, realized and anticipated to be realized by each of the Highland Fund Advisers relating to the operation of the Highland Fund. The Trustees then considered the financial condition of each of the Highland Fund Advisers. They concluded that any profits were projected to remain reasonable in the short term after the Transaction.

Semi-Annual Report | October 31, 2019	37

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

October 31, 2019 (Unaudited)

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Highland Fund would be passed along to the shareholders under the New Agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Highland from its relationship with the Highland Fund, including whether soft dollar arrangements were used.

The Board summarized its deliberations with respect to the New Agreements with Highland. In evaluating the Highland Fund Advisers and the fees to be charged under each of the New Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the New Agreements. Further, the Independent Trustees were advised by independent legal counsel throughout the process.

The Trustees, including all the Independent Trustees, concluded that:

•	the nature, extent, and quality of services to be rendered by Highland, Chatham, Incline, and Parametric under the New Agreements with respect to the Highland Fund were adequate;
•	the performance of the Fund was above its Data Provider universe median for the 1-year, 3-year, 5-year, and since inception periods;
•	the contractual advisory fee rate was the same as the Data Provider peer group median contractual advisory fee rate;
•	Chatham’s, Incline’s, Parametric’s, and Solus’ fees under their respective new sub-advisory agreements are paid directly by Highland;
•	the total expense ratio (after waivers) for the Highland Fund was below the Data Provider peer group median total expense ratio (after waivers);
•	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Highland’s, Chatham’s, Incline’s, Parametric’s and Solus’ other clients employing a comparable strategy to the Highland Fund, if applicable, were not indicative of any unreasonableness with respect to the advisory and sub-advisory fees to be paid by the Highland Fund;
•	the profit, if any, realized by each of the Highland Fund Advisers in connection with the operation of the Highland Fund is not unreasonable to the Fund; and
•	there were no material economies of scale or other incidental benefits accruing to any of the Highland Fund Advisers in connection with its relationship with the Highland Fund.

Based on its evaluation of the considerations, the Board unanimously voted to approve the New Agreements, and to recommend to the shareholders of the Highland Fund that they approve the New Highland Agreement.

In approving the Interim Highland Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Highland Fund:

Compensation: The compensation to be received under the Interim Highland Agreement is the same compensation as is being received under the Highland Fund’s current investment advisory agreement; and

Scope and Quality of the Services: The scope and quality of services under the Interim Highland Agreement are the same as those under the current investment advisory agreement.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board unanimously determined that entering into the Interim Highland Agreement was in the best interests of the Highland Fund and its shareholders.

Highland Resolute Fund	Additional Information

October 31, 2019 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s N-PORT will also be available upon request by calling 1-866-759-5679.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2019	39

Highland Resolute Fund	Shareholder Proxy Voting

October 31, 2019 (Unaudited)

A Special Meeting of Shareholders of the Highland Resolute Fund was held on September 16, 2019. Shareholders of record as of the close of business on July 25, 2019 voted to approve the following proposal:

Proposal: To approve a new Advisory Agreement among Financial Investors Trust, on behalf of the Highland Resolute Fund, and Highland Associates, Inc..

Shares Voted in Favor	Shares Voted Against or Abstentions
21,745,598	7,689,690

Highland Resolute Fund	Privacy Policy

October 31, 2019 (Unaudited)

Who We Are
Who is providing this notice?	Highland Resolute Fund
What We Do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information or give us your contact information
• make a wire transfer or deposit money
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Semi-Annual Report | October 31, 2019	41

Highland Resolute Fund	Privacy Policy

October 31, 2019 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

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Shareholder Letter	1
Performance Update	6
Disclosure of Fund Expenses	12
Portfolio of Investments
Rondure New World Fund	13
Rondure Overseas Fund	16
Statements of Assets and Liabilities	18
Statements of Operations	19
Statement of Changes in Net Assets
Rondure New World Fund	20
Rondure Overseas Fund	21
Financial Highlights
Rondure New World Fund	22
Rondure Overseas Fund	24
Notes to Financial Statements	26
Disclosure Regarding Approval of Fund Advisory Agreement	32
Additional Information	34
Privacy Policy	35

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.rondureglobal.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.855.775.3337 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.rondureglobal.com.

Rondure Funds	Shareholder Letter

October 31, 2019 (Unaudited)

All I Really Need to Know I Learned in Kindergarten

As many of you know, I don’t have children. I have a much younger sibling and my husband has two younger siblings. We both feel like we were parents to them, in a sense. We both love kids. My husband, who worked at a daycare center in college, is phenomenal with kids. I get to share in the joy of children through my nieces and nephews, who are incredible, as well as my work with the Utah Youth Village and the kids of my Rondure colleagues. Without fail, their parenting stories make me laugh or smile. But they often make me think, too.

A few weeks ago, my officemate Blake came in on a Monday morning and told me how his 9-year-old daughter had asked him what he does for work. He explained his job to her as best he could. She got it (my mom and dad still don’t get it, so I’ve given up there). Then he asked her, “If you had to pick one company to invest your money in, which would it be?” Pausing for a few seconds to think, she replied with confidence, “I’d invest in McDonald’s.” To which I told Blake: “She’s hired!”

The dialogue reminded me of the great book by Robert Fulghum, All I Really Need to Know I Learned in Kindergarten. Fulghum’s book of short essays sits prominently on my shelf. Published in 1986, its title comes from the first chapter of the book. It reflects on the timeless lessons we all learned in kindergarten and ruminates on how much better a place the world would be if adults adhered to the same basic rules that children do.

The power of simplicity resonates with me strongly. Lately I’ve been thinking about its relevance to investing as well as to corporate sustainability or what some people refer to as “responsible investing.” Whatever nomenclature you prefer, the concepts all relate.

When it comes to global value investing, the rules are simple. Many of them were said best by a Coke-drinking, McDonald’s-eating Warren Buffett. Here are a few that I cherish:

•	“Buy what you know.”
•	“Pay a discount to intrinsic value.”
•	“Intrinsic value is easier to assess if the business has a moat.” (At Rondure, we call this CGP investing. CGP is an acronym for Club, Glue, and Platform businesses.)
•	“Find management teams whose interests and values align with yours.”
•	“Don’t lose money.”
•	“Let compound returns work their magic.” Leave your portfolio alone and learn to sit still.

That’s about it. Quite simple when you think about it. International investing requires tons of travel and some odd working hours, but the fundamental rules aren’t any different.

I recently discussed these rules with a group of MBA students as a guest speaker at NYU’s course on value investing, taught by James Rosenwald of Dalton Investments. One of the questions I was asked was, “If value investing is so simple, why doesn’t everyone do it?”

Here were my reasons:

•	Too much noise in the market (ease of information flow), so it’s hard for people to sit still.
•	Humans love to solve for complexity—it shows others how smart they are.
•	Our industry loves complexity because it creates jobs.
•	Corporate bureaucracies can push passive replication to protect the business model (we won’t do this!).
•	Human emotion makes markets inefficient. The greed and fear pendulum swings widely.

Those were a few of my reasons. It becomes more and more obvious to me over time just how true these basic premises are. Their utter simplicity amplifies their utility; it doesn’t undermine it. We at Rondure are fortunate to have great clients—partners—who I know believe these things as well.

Here’s a second story. It’s another Monday, this one a few months back. Blake told me how he and his wife Amy had been running errands that weekend with their young children. Driving past a strip mall, his daughter in the back seat spotted a man on the sidewalk dressed in a bright yellow chicken costume, dancing as he spun one of those arrow-shaped signs to advertise for payday loans or fast food or some other store nearby. She asked her parents what on earth the man in the chicken costume was doing. They told her this was the man’s job. She paused for a long time, trying to make sense of it. “Wow,” she said, “he looks so silly. They must be paying him a lot of money!”

I’ve been thinking hard lately about Rondure’s approach to responsible investing. The team and I have spent a considerable amount of time studying the topic. We’re codifying something we’re hoping to share with you all soon. We’re excited about it.

Semi-Annual Report | October 31, 2019	1

Rondure Funds	Shareholder Letter

October 31, 2019 (Unaudited)

The concept of social and environmental responsibility in investing is timely but hardly simple. It involves complex, interconnected systems of thought, belief, data and action: the opposite of the notion of keeping it simple in investing. Returns come first, but I deeply believe, especially after investing in emerging markets and frontier markets for years, that something isn’t right globally. I want to do something.

What fascinates me is to think about fairness through the eyes of a child. As I was chewing on this (and again this is not our philosophy – that will be forthcoming, I returned to Fulghum’s basic rules. Imagine if we applied them to the world of politics and business.

So here is what we learned in kindergarten, according to Fulghum:

•	Share everything. (Social inclusion)
•	Play fair. (Social inclusion)
•	Don’t hit people. (Governance)
•	Put things back where you found them. (Governance, Environment)
•	Clean up your own mess. (Environment)
•	Don’t take things that aren’t yours. (Governance, Environment, Social Inclusion)
•	Warm cookies and cold milk are good for you. (Social)
•	Live a balanced life—learn some and think some and draw and paint and sing and dance and play and work every day some. (Social, Governance. I’ve learned so much about happiness and simplicity from the children in Bhutan, a country that embraces Gross National Happiness.)
•	Take a nap every afternoon. (Social. Science is continually recognizing the value of sleep.)
•	When you go out into the world, watch out for traffic, hold hands, and stick together. (Environment. An important lesson for India, Pakistan, Indonesia, Bangladesh, and increasingly the United States as it embraces bikes and scooters and walking and a focus on the environment. The extreme poor have strikingly low carbon footprints per capita.)
•	Be aware of wonder. Remember the little seed in the Styrofoam cup: The roots go down and the plant goes up and nobody really knows how or why, but we are all like that. (Environment)
•	Goldfish and hamsters and white mice and even the little seed in the Styrofoam cup—they all die. So do we. (Governance)
•	And then remember the Dick-and-Jane books and the first word you learned—the biggest word of all—LOOK. (Governance, Environment, Social. This piece of wisdom touches on all three.)

Fulghum concludes his lessons by saying that “everything you need to know is in there somewhere. The Golden Rule and love and basic sanitation. Ecology and politics and equality and sane living.”

I’d add that none of these observations detract from our focus on returns for our clients, which are paramount—our fiduciary duty.

There is so much noise, so much cacophony in the market right now. This is a market that almost seems to be thriving on the noise, getting a sort of high off the continual to-and-fro of political headlines and made-for-TV moments.

Yet noise will only distract you from the kind of long-term investment success that invariably requires discipline, farsightedness, and above all, patience. Our focus is on detecting the signals within the noise. We’re striving to heed the simple lessons that have served us well in the past. That is not easy to do when analytical people meet complex systems. It’s not how we’re wired, but it is essential.

A noisy world, yet it’s almost as simple as our earliest lessons as kids. Investing and global responsibility—it’s everything we learned in kindergarten but how easy it can be to forget.

Rondure Overseas Fund

While near-term movements in interest rates could continue to prop up equity markets across much of the developed world, we remain defensively positioned. Few central banks have room to stimulate without driving rates even deeper into negative territory. Recent reports from the Wall Street Journal and others estimate that there is around $15 trillion in government debt globally with negative yields.i High levels of corporate debt suggest a private sector that has taken full advantage of low rates to potentially boost their growth rates (and buy back stock). Sovereign balance sheets are little better. While trade frictions may be the proximate cause of today’s slowing manufacturing data in major markets like the United States and Germany, the ultimate endgame—and the pace of this bull market’s finale—is beyond our ability to predict.

[i]	Iosebashvili, Ira. “Investors Scramble for Yield as Growth Outlook Darkens.” The Wall Street Journal, Dow Jones & Company, 30 Sept. 2019, www.wsj.com/articles/investors-scramble-for-yield-as-growth-outlook-darkens-11569848400?mod=hp_lead_pos6.

2	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Shareholder Letter

October 31, 2019 (Unaudited)

What we do know is that in these sorts of environments, quality counts. We’re looking to hold companies in our portfolio with the ability to sustain their dividends in an extended period of economic malaise and soften any downdraft in equity markets. We have many companies in our portfolios with enough cash on the balance sheet, in theory, to sustain their dividend payout for a number of years even if their free cash flow were to temporarily disappear.

We have recently been tilting our portfolios even further towards companies with dividend yields that have been 1) well-funded, 2) backed by stable cash flows, and 3) higher than what their home-region sovereign bonds offer. The theme here is dividend yield compression—in other words, as goes the bond market, so could go equity markets over time. Sustainable yield is a precious commodity in today’s capital markets. We believe that companies that offer such have the ability to thrive in the current environment. As a result, we have increased our weights in our high-conviction names that fit that description.

Japan has been one of the weaker markets globally this year, which has weighed on our performance. In addition to various macroeconomic pressures on the country, we suffered from stock specific issues with one of our large weights. Yamato Holdings, Co. Ltd. (9064 JP), a parcel delivery company, was hit by wage inflation issues, which ultimately led us to exit our position during the quarter. Over the past 12 months, we have also seen many of our consumer names impacted by severe weather in addition to soft tourist traffic. We believe they will be well positioned as we move into the latter part of 2019 and comparisons begin to ease.

We began to see improving prospects for our value-oriented holdings in Japan in recent months. At the portfolio level, Consumer Staples was our best performing sector and within this sector 7 of the top 10 contributing names being Japanese consumer staples companies. Many of these were retailers like the drugstores who were impacted in 2018 from the aforementioned weather and tourism issues. We are beginning to see them lap these headwinds and post better operational results. Also interesting are some early signs of consolidation in the drugstore landscape, something we have long felt is overdue. While we remain in the early innings, we are seeing some activity with one of our holdings, Matsumotokiyoshi Holdings Co. Ltd. (3088 JP) looking to acquire peer Cocokara Fine Holdings Inc. (3098 JP). We still see meaningful value in the Japanese stock market and remain heavily invested in the country, where yields and valuation metrics look relatively attractive to us.

On the negative side, we have struggled recently in the United Kingdom. Brexit has cast a shadow over the country with no easy resolution in sight. While we are underweight the benchmark, our stocks have been weak. In some instances this was due to strong performers taking a breather, as with Diageo PLC (DGE LN), a multinational beverage company. In other cases there was a more direct Brexit impact as with Whitbread PLC (WTB LN), a largely domestic hotel operator for which markets fret the implications of the looming political rupture on local business and tourism activity. Thematically, athleisure companies continue to benefit from the trend towards more casual workplace attire. This evolution has driven strong performance for companies who play into this theme both in the developed and emerging world. Across both of our funds our athleisure and sportswear holdings were many of our best performing lately. Our top performing name in the 3rd quarter, and the largest portfolio weight going into the quarter, was Puma SE (PUM GR), which specifically targets this trend.

Fundamentally, we continue to like what we see in the portfolio. The Fund’s quality metrics remain well ahead of the benchmark, which gives us comfort that we are conservatively positioned in a bull market that we believe continues to edge closer to the end of its run.

Rondure New World Fund

The Rondure New World Fund has benefited lately from good stock picking and exposure to sectors and countries with notable thematic tailwinds. We will comment on all of these but wanted to begin with a couple of thoughts on the Indian market.

In my Q2 letter, I discussed some of the headwinds in India. Consumers there have been under pressure, beset by demonetization, a new goods and services tax (GST) scheme, and a devastating 2018 monsoon season. Our consumer tilt has meant our holdings were not immune to these misfortunes, despite basic nature of the products they provide. In Q3 we saw an almost across-the-board improvement in our Indian holdings, particularly in the month of September, buoyed primarily by government stimulus. On recent trips to India, we have sensed palpable enthusiasm that the Modi administration, just beginning its 2nd term, will be capable of sparking an acceleration in Gross Domestic Product (GDP) growth. While we are always cautious in reading political tea leaves, we continue to like the long-term opportunity for our companies and think we have some real gems in the portfolio. It has been nice to see several of our holdings begin to bounce off multi-year lows.

While our weighting for China is light relative to the benchmark, we have had some nice results. Nowhere is the global embrace of athleisure more apparent than in China, where athletic and sportswear companies are enjoying strong growth, driven partially by a broad push for fitness by the Chinese government. The companies have also benefitted from superb margin profiles thanks to the close proximity of their retail and manufacturing bases. We have direct exposure to this trend via our ownership of Li Ning Company Ltd. (2331 HK) and Anta Sports Products, Ltd. (2020 HK), two strong domestic brands. While Western brands like Nike, Adidas and Puma still have enormous clout in the local market, Chinese consumers are increasingly showing a preference for local brands.

Semi-Annual Report | October 31, 2019	3

Rondure Funds	Shareholder Letter

October 31, 2019 (Unaudited)

Li Ning typifies this trend. Founded in 1990, the company was named after its founder, a champion gymnast and national icon. In addition to sponsoring popular Chinese athletes like Yao Ming, Li Ning includes among its influencers international athletes like the NBA’s Dwayne Wade. The company is pushing the envelope on the premium, fashion-forward end of the market. All this has driven improving margins and growing prevalence with the Chinese consumer. On a recent trip to China we had the opportunity to visit several of the company’s retail locations (as well as those of competitors). We came away impressed by Li Ning’s foot traffic and product offering. The stock has performed well for us.

On the negative side, the Philippines has been a challenge for us recently, where we are meaningfully overweight the benchmark. The country has been caught in the cross-currents of China’s deteriorating economy. From a position perspective, we saw San Miguel Food & Beverage, Inc. (FB PM) take a pause in the third quarter after strong year-to-date performance. Jollibee Foods Corp. (JFC PM) stock was hurt by an unfavorable market reception to an acquisition announcement.

We remain confident in the long-term outlook for both companies. Jollibee is one of Asia’s most promising fast food success stories, expanding both regionally and globally, including by acquiring international brands. The company’s approach to international acquisitions has been to look for underperforming franchises where it can enhance operations and expand via its platform. Its recently announced acquisition of Coffee Bean & Tea Leaf gives it an interesting foothold from which to cater to the Pacific Rim’s growing taste for coffee concepts. The company’s ambition is impressive: it aims to be a top five quick service food retailer globally.

We remain underweight Information Technology. In the grand scheme of things, we are comfortable with that. We are bottom-up portfolio managers, and haven’t found the right Quality companies trading at good valuations, which is central to our process. We aren’t afraid to look different from the benchmark. What does cause us to lose sleep is when we miss opportunities to increase weights in some of our highest conviction holdings.

As with the Rondure Overseas Fund, we like how we are positioned in the New World Fund. We are conservatively positioned in companies where we believe there is real potential for long-term compounding of your capital, which is what we seek to do over time. As the now-historic U.S. bull market continues to run, we want to be able to sleep when the wind blows.

Laura Geritz, CFA

CEO and Portfolio Manager

Intrinsic Value is the value of a company based on fundamental analysis.

Moat is a type of sustainable competitive advantage that may pose barriers to entry for competitors.

Club, Glue Platform (CGP) is a proprietary research framework developed by Rondure Global Advisors designed to evaluate Quality on a qualitative basis. It is based on the time-tested research process of portfolio manager Laura Geritz, CFA.

Gross National Happiness is a phrase coined by the 4th King of Bhutan. The idea implies that non-economic aspects of well-being are just as important to the sustainable development of a nation as economic aspects.

Interest rates are generally tied to The Fed Funds Rate, which is the interest rate that U.S. banks charge other banks to lend for lending them money from their reserve balances on an overnight basis. Banks must retain reserves, equal to a certain percentage of their deposits, in an account at the Federal Reserve Bank.

A Central Bank is an entity responsible for overseeing the monetary system and policy of a nation(s), regulating its money supply and interest rates.

The Federal Reserve System (Fed) Funds Rate is the interest rate that U.S. banks charge other banks to lend for lending them money from their reserve balances on an overnight basis. Banks must retain reserves, equal to a certain percentage of their deposits, in an account at the Federal Reserve Bank.

Inflation is the general increase in prices of commonly used goods and services in an economy. It is a decrease in the purchasing power of money.

Yield is the percent return a company can give back to its shareholders for investing in the security.

Dividend yield is a company’s annual dividend payments to shareholders, as a percentage of the company’s current stock price.

Wage inflation is the general increase in wages over time.

4	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Shareholder Letter

October 31, 2019 (Unaudited)

Brexit is the process of withdrawal of the UK from the European Union.

Demonetization is a change in national currency that results in the removal of a currency unit as legal tender. There is often a replacement of the legal tender with new notes or coins.

Goods and Services Tax (GST) is an indirect tax on goods and services in India.

GDP Growth is a measure of the output of an economy, telling how fast a country is growing.

Bull Market is a condition in the financial markets where prices are rising, encouraging buying.

Free cash flow is the amount of cash a company generates after cash outflows used to maintain the business.

The CFA designation is owned by the CFA institute.

The objective of all Rondure Funds is long-term growth of capital.

RISKS: Mutual fund investing involves risks and loss of principal is possible. Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

Must be preceded or accompanied by a prospectus.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information.

Past performance does not guarantee future results.

The Rondure Funds are distributed by ALPS Distributors Inc. (ADI). ADI is not affiliated with Rondure Global Advisors.

Semi-Annual Report | October 31, 2019	5

Rondure New World Fund	Performance Update

October 31, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2019

				Expense Ratio(b)
	6 Months	1 Year	Since Inception(a)	Gross	Net(c)
Rondure New World Fund – Institutional (RNWIX)	5.65%	21.89%	5.92%	1.46%	1.10%
Rondure New World Fund – Investor (RNWOX)	5.57%	21.72%	5.67%	1.76%	1.35%
MSCI Emerging Markets USD Index(d)	-1.41%	12.29%	5.59%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.
(b)	Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(c)	Rondure Global Advisors, LLC (the “Advisor”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Advisor will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. However, such recapture payments may not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2020, except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI Emerging Markets USD Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested dividends of approximately 800 companies from 24 emerging market countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

6	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Performance Update

October 31, 2019 (Unaudited)

Growth of $10,000 for the period ended October 31, 2019

The chart shown above represent a hypothetical investment of $ 10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2019	7

Rondure New World Fund	Performance Update

October 31, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	63.3%
North America	9.0%
Africa/Middle East	7.4%
Latin America	7.0%
Europe	3.0%
Australia/New Zealand	1.8%
Cash, Cash Equivalents, & Other Net Assets	8.5%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Consumer	64.9%
Technology	7.5%
Financials	6.2%
Industrials	5.1%
Health Care	4.0%
Energy & Materials	3.8%
Cash, Cash Equivalents, & Other Net Assets	8.5%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Li Ning Co., Ltd.	3.7%
Philippine Seven Corp.	3.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.2%
TOA Paint Thailand PCL	2.6%
Carlsberg Brewery Malaysia Bhd	2.6%
Heineken Malaysia Bhd	2.5%
Aramex PJSC	2.4%
Wal-Mart de Mexico SAB de CV	2.3%
Vincom Retail JSC	2.2%
Vietnam Dairy Products JSC	2.2%
Total	27.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

8	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update

October 31, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2019

				Expense Ratio(b)
	6 Months	1 Year	Since Inception(a)	Gross	Net(c)
Rondure Overseas Fund – Institutional (ROSIX)	4.68%	10.04%	7.26%	1.72%	0.85%
Rondure Overseas Fund – Investor (ROSOX)	4.68%(d)	9.88%	7.03%	2.04%	1.10%
MSCI EAFE Index(e)	3.62%	11.63%	5.99%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.
(b)	Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(c)	Rondure Global Advisors, LLC (the “Advisor”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.10% and 0.85% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Advisor will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. However, such recapture payments may not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2020, except with the approval of the Fund’s Board of Trustees.
(d)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(e)	The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 developed market countries excluding the US and Canada. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Semi-Annual Report | October 31, 2019	9

Rondure Overseas Fund	Performance Update

October 31, 2019 (Unaudited)

Growth of $10,000 for the period ended October 31, 2019

The chart shown above represent a hypothetical investment of $ 10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

10	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update

October 31, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	48.7%
Japan	28.9%
Australia/New Zealand	11.7%
North America	2.9%
Asia ex Japan	1.6%
Cash, Cash Equivalents, & Other Net Assets	6.2%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Consumer	69.3%
Industrials	13.2%
Technology	4.1%
Financials	3.5%
Energy & Materials	2.3%
Health Care	1.4%
Cash, Cash Equivalents, & Other Net Assets	6.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Unilever NV	4.2%
Nestle SA	4.2%
Danone SA	4.1%
Puma SE	2.9%
Coca-Cola Amatil, Ltd.	2.6%
Alimentation Couche-Tard, Inc.	2.6%
Chocoladefabriken Lindt & Spruengli AG	2.3%
Pernod Ricard SA	2.1%
Asics Corp.	2.0%
Diageo PLC	2.0%
Total	29.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2019	11

Rondure Funds	Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2019 through October 31, 2019.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expense Ratio(a)	Expenses Paid During Period May 1, 2019 - October 31, 2019(b)
Rondure New World Fund
Institutional Class
Actual	$ 1,000.00	$ 1,056.50	1.10%	$ 5.69
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.61	1.10%	$ 5.58
Investor Class
Actual	$ 1,000.00	$ 1,055.70	1.35%	$ 6.98
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.35	1.35%	$ 6.85
Rondure Overseas Fund
Institutional Class
Actual	$ 1,000.00	$ 1,046.80	0.85%	$ 4.37
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.86	0.85%	$ 4.32
Investor Class
Actual	$ 1,000.00	$ 1,045.90	1.10%	$ 5.66
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.61	1.10%	$ 5.58

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

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Rondure New World Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (91.52%)
Australia (1.77%)
Coca-Cola Amatil, Ltd.	360,500	$2,522,387

Bangladesh (0.76%)
Square Pharmaceuticals, Ltd.	391,432	1,085,592

Brazil (5.61%)
Ambev SA	402,200	1,740,978
B3 SA - Brasil Bolsa Balcao	229,600	2,771,459
Hypera SA	171,400	1,471,036
M Dias Branco SA	114,700	1,081,363
Raia Drogasil SA	33,300	913,020
		7,977,856

Canada (1.15%)
Lululemon Athletica, Inc.(a)	8,025	1,639,267

China (13.00%)
ANTA Sports Products, Ltd.	223,000	2,185,619
China Resources Beer Holdings Co., Ltd.	140,000	720,908
Chongqing Brewery Co., Ltd.	111,100	683,775
Haier Electronics Group Co., Ltd.	233,000	666,058
Hengan International Group Co., Ltd.	79,000	552,479
Kweichow Moutai Co., Ltd., Class A	4,400	737,989
Li Ning Co., Ltd.	1,552,000	5,278,339
Sichuan Swellfun Co., Ltd.	153,900	1,163,317
TravelSky Technology, Ltd., Class H	409,000	934,296
Tsingtao Brewery Co., Ltd., Class H	381,000	2,214,735
Want Want China Holdings, Ltd.	590,000	498,446
Yum China Holdings, Inc.	67,175	2,854,938
		18,490,899

Greece (1.68%)
JUMBO SA	122,456	2,390,065

Hong Kong (3.82%)
Cafe de Coral Holdings, Ltd.	214,000	584,435

		Value
	Shares	(Note 2)
Hong Kong (continued)
Hong Kong Exchanges & Clearing, Ltd.	69,000	$2,157,364
Vitasoy International Holdings, Ltd.	660,000	2,686,847
		5,428,646

India (8.32%)
Asian Paints, Ltd.	62,744	1,600,783
Britannia Industries, Ltd.	14,622	673,411
Colgate-Palmolive India, Ltd.	39,204	856,279
Dabur India, Ltd.	159,000	1,035,547
HDFC Bank, Ltd.	43,000	745,890
Hero MotoCorp, Ltd.	31,500	1,200,956
Hindustan Unilever, Ltd.	25,135	770,878
Jubilant Foodworks, Ltd.	93,500	2,110,345
Marico, Ltd.	14,900	76,854
Maruti Suzuki India, Ltd.	6,070	646,925
Nestle India, Ltd.	3,718	783,504
Pidilite Industries, Ltd.	6,385	126,172
Tata Consultancy Services, Ltd.	22,500	719,978
United Breweries, Ltd.	27,500	494,780
		11,842,302

Indonesia (2.82%)
Ace Hardware Indonesia Tbk PT	5,526,000	665,309
Indofood CBP Sukses Makmur Tbk PT	2,571,000	2,129,221
Multi Bintang Indonesia Tbk PT	515,000	620,040
Unilever Indonesia Tbk PT	193,000	601,191
		4,015,761

Kenya (2.10%)
Safaricom PLC	10,368,600	2,986,117

Malaysia (6.14%)
Carlsberg Brewery Malaysia Bhd	558,000	3,704,420
Hartalega Holdings Bhd	776,000	976,848
Heineken Malaysia Bhd	588,000	3,596,812
Top Glove Corp. Bhd	432,000	449,731
		8,727,811

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	13

Rondure New World Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

		Value
	Shares	(Note 2)
Mexico (4.42%)
Becle SAB de CV	1,769,600	$3,047,688
Wal-Mart de Mexico SAB de CV	1,082,400	3,243,852
		6,291,540

Pakistan (0.13%)
Nestle Pakistan, Ltd.	4,578	188,359

Peru (0.95%)
Alicorp SAA	236,846	649,349
InRetail Peru Corp.(b)(c)	20,196	706,860
		1,356,209

Philippines (7.11%)
International Container
Terminal Services, Inc.	272,000	636,248
Jollibee Foods Corp.	247,000	1,129,254
Philippine Seven Corp.	1,631,447	4,790,336
Puregold Price Club, Inc.	1,288,000	1,036,847
San Miguel Food and Beverage, Inc.	1,393,000	2,525,490
		10,118,175

Poland (1.35%)
AmRest Holdings SE(a)	94,000	1,163,729
Dino Polska SA(a)(b)(c)	19,400	756,573
		1,920,302

South Africa (2.62%)
Clicks Group, Ltd.	115,400	1,877,040
Distell Group Holdings, Ltd.	69,900	620,614
Shoprite Holdings, Ltd.	137,200	1,229,493
		3,727,147

South Korea (1.28%)
LG Household & Health Care, Ltd.	650	704,500
S-1 Corp.	13,800	1,111,401
		1,815,901

Sri Lanka (1.12%)
Lion Brewery Ceylon PLC	472,256	1,586,322

Taiwan (7.47%)
President Chain Store Corp.	284,000	2,836,222

		Value
	Shares	(Note 2)
Taiwan (continued)
Taiwan FamilyMart Co., Ltd.	274,000	$1,971,255
Taiwan Semiconductor
Manufacturing Co., Ltd.	471,000	4,618,633
Uni-President Enterprises Corp.	487,000	1,203,081
		10,629,191

Tanzania (0.11%)
Tanzania Breweries, Ltd.	34,234	161,958

Thailand (6.00%)
Airports of Thailand PCL	263,000	681,561
Bangkok Dusit Medical Services PCL	1,574,000	1,251,068
Bumrungrad Hospital PCL	103,000	411,045
CP ALL PCL	129,000	333,234
Home Product Center PCL	1,238,000	705,203
MK Restaurants Group PCL	559,000	1,439,386
TOA Paint Thailand PCL	2,494,000	3,716,840
		8,538,337

Turkey (0.63%)
BIM Birlesik Magazalar AS	107,600	890,574

United Arab Emirates (2.44%)
Aramex PJSC	3,253,000	3,471,992

United States (3.42%)
Kansas City Southern	9,125	1,284,617
Microsoft Corp.	9,750	1,397,858
Starbucks Corp.	25,800	2,181,648
		4,864,123

Uruguay (0.41%)
Arcos Dorados Holdings, Inc., Class A	77,600	579,672

Vietnam (4.89%)
Saigon Beer Alcohol
Beverage Corp.	64,520	724,366
Vietnam Dairy Products JSC	555,582	3,112,773

See Notes to Financial Statements.

14	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

		Value
	Shares	(Note 2)
Vietnam (continued)
Vincom Retail JSC	2,181,185	$3,120,947
		6,958,086

TOTAL COMMON STOCKS
(Cost $112,667,646)		130,204,591

TOTAL INVESTMENTS (91.52%)
(Cost $112,667,646)		$130,204,591

Other Assets In Excess Of Liabilities (8.48%)		12,058,982

NET ASSETS (100.00%)		$142,263,573

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019, these securities had a total aggregate market value of $1,463,433 representing 1.03% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2019, the aggregate market value of those securities was $1,463,433, representing 1.03% of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	15

Rondure Overseas Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (93.84%)
Australia (7.54%)
ASX, Ltd.	4,000	$226,989
Coca-Cola Amatil, Ltd.	86,600	605,933
REA Group, Ltd.	5,946	445,097
SEEK, Ltd.	10,000	156,345
Sydney Airport	50,600	306,257
		1,740,621

Austria (0.98%)
Mayr Melnhof Karton AG	1,850	227,376

Belgium (0.27%)
Lotus Bakeries NV	22	62,078

Britain (11.15%)
Compass Group PLC	4,696	125,066
Diageo PLC	11,200	459,104
Intertek Group PLC	1,700	117,857
J D Wetherspoon PLC	13,488	255,611
Rightmove PLC	19,800	153,529
Unilever NV	16,400	968,504
WH Smith PLC	9,287	263,215
Whitbread PLC	4,400	231,459
		2,574,345

Canada (2.90%)
Alimentation Couche-Tard, Inc., Class B	20,000	599,803
Dollarama, Inc.	2,100	70,648
		670,451

Denmark (2.25%)
Carlsberg A/S(a)	2,272	319,629
Royal Unibrew A/S	2,440	200,043
		519,672

Finland (2.62%)
Kone Oyj, Class B	2,300	146,318
Olvi Oyj, Class A	10,805	458,534
		604,852

France (10.56%)
Danone SA	11,480	952,079
EssilorLuxottica SA	900	137,316
Laurent-Perrier	550	54,594

		Value
	Shares	(Note 2)
France (continued)
L'Oreal SA	1,300	$379,581
LVMH Moet Hennessy Louis
Vuitton SE	590	251,695
Pernod Ricard SA	2,582	476,591
Remy Cointreau SA	912	121,957
Sodexo SA	600	65,981
		2,439,794

Germany (6.49%)
adidas AG	1,130	348,911
CTS Eventim AG & Co., KGaA	3,745	226,591
Deutsche Post AG	3,505	124,115
Puma SE	8,860	666,511
SAP SE	1,000	132,497
		1,498,625

Hong Kong (1.62%)
Hong Kong Exchanges & Clearing, Ltd.	3,800	118,811
Vitasoy International Holdings, Ltd.	63,000	256,472
		375,283

Italy (1.66%)
Davide Campari-Milano SpA	10,509	96,286
DiaSorin SpA	383	43,143
Ferrari NV	1,525	243,984
		383,413

Japan (28.91%)
ABC-Mart, Inc.	3,600	247,356
Asics Corp.	26,600	460,124
Calbee, Inc.	6,800	227,947
Cosmos Pharmaceutical Corp.	1,200	248,134
Create SD Holdings Co., Ltd.	10,100	251,869
Ezaki Glico Co., Ltd.	5,400	251,523
Kewpie Corp.	9,900	225,521
Kobayashi Pharmaceutical Co., Ltd.	1,800	144,847
Kusuri no Aoki Holdings Co., Ltd.	2,500	187,286
Matsumotokiyoshi Holdings Co., Ltd.	7,500	265,650
McDonald's Holdings Co. Japan, Ltd.	1,800	90,508

See Notes to Financial Statements.

16	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

		Value
	Shares	(Note 2)
Japan (continued)
MEIJI Holdings Co., Ltd.	800	$57,931
MISUMI Group, Inc.	5,100	129,590
MonotaRO Co., Ltd.	10,500	321,349
Morinaga & Co., Ltd.	3,900	193,212
Nihon M&A Center, Inc.	7,800	239,078
Nippon Paint Holdings Co., Ltd.	2,500	137,744
Oriental Land Co., Ltd.	2,500	367,742
Pigeon Corp.	5,200	256,172
Secom Co., Ltd.	4,500	419,414
Seria Co., Ltd.	4,700	118,642
Seven & i Holdings Co., Ltd.	11,200	425,225
Shimano, Inc.	700	117,326
Ship Healthcare Holdings, Inc.	6,400	274,396
SK Kaken Co., Ltd.	174	75,246
Sundrug Co., Ltd.	7,200	239,689
Suntory Beverage & Food, Ltd.	2,600	111,232
Tsuruha Holdings, Inc.	1,300	147,227
Unicharm Corp.	13,000	444,087
		6,676,067

Netherlands (3.31%)
Akzo Nobel NV	1,100	101,275
Euronext NV(b)(c)	5,690	458,502
Heineken NV	2,000	204,011
		763,788

New Zealand (4.12%)
Air New Zealand, Ltd.	156,402	283,283
Auckland International
Airport, Ltd.	51,800	308,867
Mainfreight, Ltd.	13,931	359,060
		951,210

Sweden (2.47%)
Axfood AB	19,844	427,062
Loomis AB, Class B	3,682	142,236
		569,298

Switzerland (6.99%)
Chocoladefabriken Lindt & Spruengli AG	73	542,413
Cie Financiere Richemont SA	1,425	112,093

		Value
	Shares	(Note 2)
Switzerland (continued)
Nestle SA	8,980	$958,716
		1,613,222

TOTAL COMMON STOCKS
(Cost $19,157,611)		21,670,095

TOTAL INVESTMENTS (93.84%)
(Cost $19,157,611)		$21,670,095

Other Assets In Excess Of Liabilities (6.16%)		1,422,965

NET ASSETS (100.00%)		$23,093,060

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019, these securities had a total aggregate market value of $458,502 representing 1.99% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2019, the aggregate market value of those securities was $458,502, representing 1.99% of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	17

Rondure Funds	Statements of Assets and Liabilities

October 31, 2019 (Unaudited)

	Rondure New World	Rondure Overseas
	Fund	Fund
ASSETS
Investments, at value (Cost - see below)	$130,204,591	$21,670,095
Foreign cash, at value (Cost $1,603,485 and $1, respectively)	1,603,493	1
Cash	10,451,555	1,326,305
Dividends and interest receivable	39,188	36,427
Receivable for investments sold	674,673	3,803
Receivable for fund shares subscribed	39,826	394,939
Receivable due from advisor	38,303	18,584
Prepaid and other assets	19,881	13,102
Total assets	143,071,510	23,463,256

LIABILITIES
Payable for investments purchased	–	287,977
Foreign capital gains tax	344,598	–
Payable for fund shares redeemed	184,632	–
Advisory fees payable	99,564	13,205
Administration fees payable	49,585	25,992
Custodian fees payable	47,877	5,216
Payable for professional fees	25,643	19,446
Payable for trustee fees and expenses	2,399	430
Payable for chief compliance officer fee	4,199	806
Payable for principal financial officer fees	1,485	281
Distribution and service fees payable - Investor Class	4,207	779
Payable for transfer agency fees	30,227	12,575
Accrued expenses and other liabilities	13,521	3,489
Total liabilities	807,937	370,196
NET ASSETS	$142,263,573	$23,093,060

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$131,948,702	$21,502,849
Total distributable earnings	10,314,871	1,590,211
NET ASSETS	$142,263,573	$23,093,060

INVESTMENTS, AT COST	$112,667,646	$19,157,611

PRICING OF SHARES
Institutional Class
Net Assets	$121,424,775	$19,358,433
Net Asset Value, offering and redemption price per share	$11.41	$11.63
Shares of beneficial interest outstanding	10,640,548	1,664,336
Investor Class
Net Assets	$20,838,798	$3,734,627
Net Asset Value, offering and redemption price per share	$11.38	$11.63
Shares of beneficial interest outstanding	1,831,405	321,126

See Notes to Financial Statements.

18	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Statements of Operations

For the Six Months Ended October 31, 2019 (Unaudited)

	Rondure New World Fund	Rondure Overseas Fund
INVESTMENT INCOME
Dividends	$1,876,718	$234,202
Interest	65	–
Foreign taxes withheld	(143,152)	(29,100)
Other Income	28,819	3,215
Total investment income	1,762,450	208,317
EXPENSES
Investment advisor fees (Note 6)	570,363	78,885
Administrative fees	123,476	35,780
Distribution and service fees - Investor Class	24,647	4,744
Transfer agent fees	89,501	31,417
Professional fees	16,340	12,795
Printing fees	9,481	1,437
Registration fees	20,286	15,982
Custodian fees	102,332	15,604
Trustee fees and expenses	2,349	409
Chief compliance officer fees	14,846	2,611
Principal financial officer fees	4,337	763
Other expenses	7,208	4,423
Total expenses	985,166	204,850
Less fees waived/reimbursed by investment advisor (Note 6)	(222,066)	(104,321)
Total net expenses	763,100	100,529
NET INVESTMENT INCOME	999,350	107,788
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	104,545	(355,579)
Net realized gain/(loss) on foreign currency transactions	(11,291)	8,119
Net realized gain/(loss)	93,254	(347,460)
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $308,148 and $0, respectively)	6,554,819	1,277,041
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	2,154	(207)
Net change in unrealized appreciation	6,556,973	1,276,834
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS	6,650,227	929,374
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,649,577	$1,037,162

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	19

Rondure New World Fund	Statement of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
OPERATIONS
Net investment income	$999,350	$1,008,257
Net realized gain/(loss)	93,254	(7,966,966)
Net change in unrealized appreciation	6,556,973	2,660,191
Net increase/(decrease) in net assets resulting from operations	7,649,577	(4,298,518)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
From distributable earnings
Institutional Class	–	(805,429)
Investor Class	–	(134,438)
Net decrease in net assets from distributions	–	(939,867)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	10,554,452	45,561,068
Distributions reinvested	–	775,462
Cost of shares redeemed	(6,465,344)	(32,437,400)
Redemption fees	6,941	2,181
Net increase from capital shares transactions	4,096,049	13,901,311
Investor Class
Proceeds from sales of shares	3,137,161	10,226,719
Distributions reinvested	–	133,941
Cost of shares redeemed	(4,014,540)	(12,623,048)
Redemption fees	585	1,142
Net decrease from capital shares transactions	(876,794)	(2,261,246)
Net increase in net assets	10,868,832	6,401,680

NET ASSETS
Beginning of period	131,394,741	124,993,061
End of period	$142,263,573	$131,394,741

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	973,672	4,483,691
Issued to shareholders in reinvestment of distributions	–	81,115
Redeemed	(594,282)	(3,256,312)
Net increase in share transactions	379,390	1,308,494
Investor Class
Issued	287,872	1,005,992
Issued to shareholders in reinvestment of distributions	–	14,025
Redeemed	(366,826)	(1,265,236)
Net decrease in share transactions	(78,954)	(245,219)

See Notes to Financial Statements.

20	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Statement of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
OPERATIONS
Net investment income	$107,788	$214,145
Net realized loss	(347,460)	(711,512)
Net change in unrealized appreciation/(depreciation)	1,276,834	(30,254)
Net increase/(decrease) in net assets resulting from operations	1,037,162	(527,621)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)(a)
From distributable earnings
Institutional Class	–	(239,395)
Investor Class	–	(49,787)
Net decrease in net assets from distributions	–	(289,182)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	943,727	8,892,000
Distributions reinvested	–	229,107
Cost of shares redeemed	(1,295,874)	(3,918,374)
Redemption fees	4	1,619
Net increase/(decrease) from capital shares transactions	(352,143)	5,204,352
Investor Class
Proceeds from sales of shares	248,353	1,539,008
Distributions reinvested	–	49,575
Cost of shares redeemed	(608,761)	(2,683,077)
Redemption fees	1,345	1,670
Net decrease from capital shares transactions	(359,063)	(1,092,824)
Net increase in net assets	325,956	3,294,725
NET ASSETS
Beginning of period	22,767,104	19,472,379
End of period	$23,093,060	$22,767,104
OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	82,594	787,230
Issued to shareholders in reinvestment of distributions	–	22,528
Redeemed	(114,980)	(359,383)
Net increase/(decrease) in share transactions	(32,386)	450,375
Investor Class
Issued	22,183	139,570
Issued to shareholders in reinvestment of distributions	–	4,865
Redeemed	(53,955)	(243,574)
Net decrease in share transactions	(31,772)	(99,139)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	21

Rondure New World Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Institutional Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.80		$11.25	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.08		0.09	0.05
Net realized and unrealized gain/(loss) on investments	0.53		(0.45)	1.23
Total income/(loss) from investment operations	0.61		(0.36)	1.28

DISTRIBUTIONS
From net investment income	–		(0.09)	(0.03)
From net realized gain on investments	–		–	(0.00	)(b)
Total distributions	–		(0.09)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	0.61		(0.45)	1.25
NET ASSET VALUE, END OF PERIOD	$11.41		$10.80	$11.25

TOTAL RETURN	5.65	%(c)	(3.09)%	12.78	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$121,425		$110,800	$100,760

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.42	%(d)	1.46%	1.62	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10	%(d)	1.10%	1.10	%(d)
Net investment income	1.53	%(d)	0.87%	0.43	%(d)

PORTFOLIO TURNOVER RATE	11	%(c)	37%	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

22	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Investor Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.78		$11.24	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.07		0.07	0.03
Net realized and unrealized gain/(loss) on investments	0.53		(0.46)	1.22
Total income/(loss) from investment operations	0.60		(0.39)	1.25

DISTRIBUTIONS
From net investment income	–		(0.07)	(0.01)
From net realized gain on investments	–		–	(0.00	)(b)
Total distributions	–		(0.07)	(0.01)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	0.60		(0.46)	1.24
NET ASSET VALUE, END OF PERIOD	$11.38		$10.78	$11.24

TOTAL RETURN	5.57	%(c)	(3.37)%	12.53	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$20,839		$20,595	$24,233

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.73	%(d)	1.76%	1.91	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35	%(d)	1.35%	1.35	%(d)
Net investment income	1.27	%(d)	0.66%	0.24	%(d)

PORTFOLIO TURNOVER RATE	11	%(c)	37%	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	23

Rondure Overseas Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Institutional Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$11.11		$11.46	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.06		0.10	0.10
Net realized and unrealized gain/(loss) on investments	0.46		(0.31)	1.48
Total income/(loss) from investment operations	0.52		(0.21)	1.58

DISTRIBUTIONS
From net investment income	–		(0.11)	(0.04)
From net realized gain on investments	–		(0.03)	(0.08)
Total distributions	–		(0.14)	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	0.52		(0.35)	1.46
NET ASSET VALUE, END OF PERIOD	$11.63		$11.11	$11.46

TOTAL RETURN	4.68	%(c)	(1.76)%	15.88	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$19,358		$18,845	$14,283

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.76	%(d)	1.72%	2.57	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	0.85	%(d)	0.85%	0.85	%(d)
Net investment income	1.00	%(d)	0.95%	0.92	%(d)

PORTFOLIO TURNOVER RATE	24	%(c)	40%	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

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Rondure Overseas Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Investor Class	For the Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$11.12		$11.48	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04		0.08	0.09
Net realized and unrealized gain/(loss) on investments	0.47		(0.32)	1.46
Total income/(loss) from investment operations	0.51		(0.24)	1.55

DISTRIBUTIONS
From net investment income	–		(0.09)	–
From net realized gain on investments	–		(0.03)	(0.08)
Total distributions	–		(0.12)	(0.08)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.01

INCREASE/DECREASE IN NET ASSET VALUE	0.51		(0.36)	1.48
NET ASSET VALUE, END OF PERIOD	$11.63		$11.12	$11.48

TOTAL RETURN	4.59	%(c)	(1.98)%	15.63	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$3,735		$3,922	$5,189

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.09	%(d)	2.04%	2.45	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10	%(d)	1.10%	1.10	%(d)
Net investment income	0.76	%(d)	0.74%	0.82	%(d)

PORTFOLIO TURNOVER RATE	24	%(c)	40%	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	25

Rondure Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2019, the Trust consists of multiple separate Portfolios or series. This semi-annual report describes the Rondure New World Fund and the Rondure Overseas Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Rondure Global Advisors, LLC (the “Advisor” or “Rondure”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

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Rondure Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of October 31, 2019:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure New World Fund
Common Stocks
Tanzania	$–	$161,958	$–	$161,958
Other*	130,042,633	–	–	130,042,633
Total	$130,042,633	$161,958	$–	$130,204,591

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure Overseas Fund
Common Stocks*	$21,670,095	$–	$–	$21,670,095
Total	$21,670,095	$–	$–	$21,670,095

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

For liabilities arising from overdrafts in the custody account, the carrying amount reported as payable to custodian in the Statement of Assets and Liabilities approximates fair value due to the relatively short-term maturity of these financial instruments. As of October 31, 2019, the liability related to custody overdrafts in the Rondure Overseas Fund are based on Level 2 inputs.

For the six months ended October 31, 2019, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Semi-Annual Report | October 31, 2019	27

Rondure Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of October 31, 2019, the Funds had the following cash balances participating in the BBH CMS:

Fund
Rondure New World Fund	$10,451,555
Rondure Overseas Fund	1,326,305

As of October 31, 2019, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Rondure New World Fund	$6
Rondure Overseas Fund	1

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates are separately disclosed.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make

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Rondure Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2019, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Rondure New World Fund	$23,244,032	$(5,721,383)	$17,522,649	$112,681,942
Rondure Overseas Fund	2,960,993	(451,105)	2,509,888	19,160,207

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax characters of distributions paid by the Funds for the year ended April 30, 2019 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Rondure New World Fund	$939,867	$–
Rondure Overseas Fund	289,182	–

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2019.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the six months ended October 31, 2019 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Rondure New World Fund	$14,810,470	$19,831,949
Rondure Overseas Fund	5,154,825	7,165,549

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the six months ended October 31, 2019, the redemption fees charged by the Funds are presented in the Statement of Changes in Net Assets.

Semi-Annual Report | October 31, 2019	29

Rondure Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Advisor, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Advisor manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Advisor and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Advisor an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Rondure New World Fund	0.85%
Rondure Overseas Fund	0.70%

The Advisor has contractually agreed to limit certain of each Fund’s expenses (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses). The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Rondure New World Fund
Institutional Class	1.10%	September 1, 2019 – August 31, 2020/
Investor Class	1.35%	September 1, 2018 – August 31, 2019
Rondure Overseas Fund
Institutional Class	0.85%	September 1, 2019 – August 31, 2020/
Investor Class	1.10%	September 1, 2018 – August 31, 2019

Pursuant to these agreements, the Advisor may seek reimbursement from a Fund for any previous fee waivers and expense reimbursements made by the Advisor, provided that any such reimbursements made by the Funds to the Advisor will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Fees waived/reimbursed by Advisor for the year ended April 30, 2019 are disclosed in the Statements of Operations.

For the six months ended October 31, 2019, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/Reimbursed By Adviser
Rondure New World Fund Fund
Institutional Class	$184,186
Investor Class	37,880
Rondure Overseas Fund Fund
Institutional Class	$85,596
Investor Class	18,725

Fund	Expires 2021	Expires 2022	Expires 2023	Total
Rondure New World Fund
Institutional Class	$366,501	$357,945	$184,186	$908,632
Investor Class	90,647	90,396	37,880	218,923
Rondure Overseas Fund
Institutional Class	$186,581	$165,269	$85,596	$437,446
Investor Class	33,311	42,849	18,725	94,886

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Rondure Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Advisor, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

Trustees

The fees and expenses of the independent Trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Semi-Annual Report | October 31, 2019	31

Rondure Funds	Disclosure Regarding Approval of Fund Advisory Agreement

October 31, 2019 (Unaudited)

Rondure Funds

On September 10, 2019, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Trust, with respect to the Rondure New World Fund and the Rondure Overseas Fund (collectively, the “Rondure Funds”) and Rondure, in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement with Rondure, on behalf of the Rondure Funds, the Trustees, including the independent Trustees, considered the following factors with respect to the Rondure Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Rondure Funds, to Rondure, of 0.85% of the Rondure New World Fund’s daily net assets and 0.70% of the Rondure Overseas Fund’s daily net assets, in light of the extent and quality of the advisory services provided by Rondure to each of the Rondure Funds.

The Board received and considered information including a comparison of the Investor Class and Institutional Class of each Rondure Fund’s contractual advisory fee rate with those of funds in the peer group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of both classes of each of the Rondure Funds was below the Data Provider peer group and universe medians.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratios of both classes of each of the Rondure Funds was generally below the Data Provider peer group and universe medians.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Rondure Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Rondure in its presentation, including its Form ADV.

The Trustees reviewed and considered Rondure’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Rondure and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Rondure, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Rondure Funds.

The Trustees considered the background and experience of Rondure’s management in connection with the Rondure Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Rondure Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Rondure’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for the Investor Class and Institutional Class shares of the Rondure Funds for the 3-month and 1-year periods ended June 30, 2019. That review included a comparison of each Rondure Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the performance of both classes of the Rondure New World Fund was above the Data Provider universe median for the 3-month and 1-year periods and that the performance of both classes of the Rondure Overseas Fund was below the Data Provider universe median for the 3-month and 1-year periods. The Trustees also considered Rondure’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Rondure regarding fees charged to its other clients utilizing a strategy similar to that employed by the Rondure Funds.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by Rondure based on the fees payable under the Investment Advisory Agreement with respect to the Rondure Funds. The Trustees considered the profits, if any, anticipated to be realized by Rondure in connection with the operation of the Rondure Funds. The Board then reviewed Rondure’s income statement and balance sheet for the years ended December 31, 2016 through December 31, 2018 in order to analyze the financial condition, stability, and profitability of Rondure.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Rondure Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Rondure from its relationship with the Rondure Funds, including whether soft dollar arrangements were used.

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Rondure Funds	Disclosure Regarding Approval of Fund Advisory Agreement

October 31, 2019 (Unaudited)

In renewing Rondure as the Rondure Funds’ investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of both classes of each of the Rondure Funds was below the Data Provider peer group and universe medians;

●	the total net expense ratios of both classes of each of the Rondure Funds was below the Data Provider peer group and universe medians;

●	the nature, extent, and quality of services rendered by Rondure under the Investment Advisory Agreement with respect to each Rondure Fund were adequate;

●	for the period ended June 30, 2019, the performance of both classes of the Rondure New World Fund was above the Data Provider universe median for the 3-month and 1-year periods and the performance of both classes of the Rondure Overseas Fund was below the Data Provider universe median for the 3-month and 1-year periods;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Rondure’s other clients employing a comparable strategy to any of the Rondure Funds were not indicative of any unreasonableness with respect to the advisory fee payable by the Rondure Funds;

●	the profit, if any, realized by Rondure in connection with the operation of any of the Rondure Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Rondure in connection with its relationship with any of the Rondure Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Rondure’s compensation for investment advisory services is consistent with the best interests of each of the Rondure Funds and their shareholders.

Semi-Annual Report | October 31, 2019	33

Rondure Funds	Additional Information

October 31, 2019 (Unaudited)

1. FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 1-855-775-3337 and (2) on the SEC’s website at http://www.sec.gov.

34	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Privacy Policy

October 31, 2019 (Unaudited)

Who We Are
Who is providing this notice?	Rondure New World Fund and Rondure Overseas Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Semi-Annual Report | October 31, 2019	35

Rondure Funds	Privacy Policy

October 31, 2019 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and account transactions

•    Account balances and transaction history

•    Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

36	1.855.775.3337 | www.rondureglobal.com

Contact Us

Mail:	Rondure Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	rondureglobal@alpsinc.com
Phone:	1.855.775.3337	Web:	www.rondureglobal.com

SEAFARER FUNDS

SEMI-ANNUAL REPORT

October 31, 2019

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

Seafarer Overseas Value Fund

Investor Class SFVLX
Institutional Class SIVLX

Letter to Shareholders	1
Performance Review
Seafarer Overseas Growth and Income Fund	4
Seafarer Overseas Value Fund	10
Disclosure of Fund Expenses	16
Portfolio of Investments	18
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	38
Additional Information	47
Privacy Policy	48

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at seafarerfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your Seafarer Funds account at seafarerfunds.com and enrolling in electronic delivery.

You may elect to receive future shareholder reports in paper format free of charge by contacting your financial intermediary or, if you invest directly with the Funds, by calling (855) 732-9220.

Seafarer Funds	Letter to Shareholders

October 31, 2019

LETTER TO SHAREHOLDERS

November 15, 2019

Dear Fellow Shareholders,

I appreciate the opportunity to address you on behalf of the Seafarer Funds. This semi-annual report covers the first half of the Funds’ 2019-2020 fiscal year (May 1, 2019 to October 31, 2019).

Team Update

The common practice at Seafarer Capital Partners, LLC (“Seafarer”), the adviser to the Funds, and my own personal preference, is to address issues head on. Thus, on October 11, 2019, Seafarer announced the departure of one of the Seafarer Overseas Growth and Income Fund’s portfolio managers, Inbok Song.1 An esteemed colleague and human being, Inbok and her work during her 13-month tenure as a Lead Manager of the Fund will be missed. The Fund continues to pursue its objective following Seafarer’s distinctive investment approach, which remains in the custody of the Seafarer team and does not go out the door with one person. As such, Andrew Foster and I continue our roles as Lead Managers of the Fund, working with the rest of the Seafarer investment team.

As an organization, Seafarer remains true to its founders’ vision: a small, employee-owned investment management firm, with employees that self-select to remain at the firm, attracted by the rare opportunity to create a distinctive investment approach to better serve the needs of savers, and to build an asset management firm with an equally unique ethos.

Navigating Challenges to Investors and to Seafarer – Common Cause, Common Solution

Seafarer’s investment approach and culture differentiate themselves not for the sake of doing so, but out of necessity, as these characteristics address the challenges faced by investors in the Funds and by Seafarer as an organization. The primary challenge to an investor’s objective of increasing the long-term purchasing power of savings is the ever-decreasing rate of return on capital promulgated by central banks around the globe, as this policy transfers value from savers to debtholders. At the same time, the primary long-term challenge to Seafarer as an active asset manager is the as-yet-unabated migration of savings from active investment strategies to passively managed ones. In my opinion, the primary cause of said migration shares the same root as the transfer of value from savers to debtholders: progressively lower rates of return on capital. Indeed, the result of ever-rising debt associated with its progressively lower cost is the apparent suspension of the business cycle, as demonstrated by the unprecedented longevity of the expansionary phases of gross domestic product (GDP) growth in recent economic cycles. The reason this effect is relevant to Seafarer is that active managers thrive on the changes in company business prospects associated with the natural business cycle. Now that central banks appear to have successfully suppressed the natural economic cycle, non-discriminating benchmark-oriented investment strategies have outperformed at the expense of active managers – for the same root cause that has transferred value from savers to debtholders.

Alas, shareholders and Seafarer find themselves on the same boat. Seafarer chooses to navigate the winds of change sticking to the sailboat it knows how to command best (a small and nimble asset management organization), with a crew that shares the same ethos (a small group of investment professionals committed to this type of vessel and who know what they are looking for on the investment horizon). While Seafarer has clarity of mind regarding the type of vessel and crew it employs, what deserves a more extended discussion is the waters it chooses to navigate. The Funds’ shareholders have good reason to question the captain’s choice of route. The MSCI Emerging Markets Index has underperformed the S&P 500 Index since the 2008 financial crisis, with its valuation on traditional multiples perennially cheaper than that of the S&P 500 with little prospect of revaluation.

My purpose in this letter is not to argue in favor of emerging markets or delve into an intricate explanation of the underperformance of the investment universe over the past decade. My objective is far more complex, thus requiring a simpler explanation: to explain how Seafarer thinks about the companies it invests in and why the Funds’ investors should care, given the foregoing headwinds to increasing the future purchasing power of present savings.

Semi-annual Report – October 31, 2019	1

Seafarer Funds	Letter to Shareholders

October 31, 2019

The first hint as to why investors should care is in the name of the two strategies Seafarer manages at present: the Overseas Growth and Income strategy and the Overseas Value strategy. “Growth and Income” and “Value” point to the fact that in selecting securities, Seafarer’s crew prioritizes financial attributes over countries, sectors, or benchmarks. Furthermore, the use of the term “overseas” hints at the idea of diversifying U.S. dollar savings into securities denominated in other currencies. Thus, Seafarer’s frame of mind extends beyond the traditional approach of investing in the emerging markets because the countries that comprise said universe grow faster than the U.S. Seafarer approaches non-U.S. dollar overseas markets by searching for companies (not countries) that issue securities bearing “growth and income” and “value” characteristics.

It is difficult to overstate the importance of this difference in approach. It means that the Funds’ shareholders free themselves from the false premise that they must predict the relative performance of the S&P 500 Index versus the emerging markets over the next ten years before making an allocation. That quixotic prediction is something with which only investors in passive, benchmark-oriented strategies need to preoccupy themselves. Indexes do not add value to the world; individual companies do. The same way that Argentina and Turkey do not define the entire emerging markets, the fact that the latter has underperformed the S&P 500 Index over the past decade does not mean that all individual emerging market companies have also underperformed their U.S. counterparts. Therein lies the beauty of an active, bottom-up strategy that seeks to identify and invest in individual companies, thus obviating futile questions without answer, such as predicting stock indexes’ relative performance or the future path of benchmark interest rates.

From this perspective, the more meaningful allocation decision centers on savers’ allocation to U.S. dollar vs non-U.S. dollar investments. As explained in Seafarer’s Emerging Markets Briefing, one approach is as follows: investors measure the portion of their assets that are principally denominated in U.S. dollars versus those assets that are not.2 After matching U.S. dollar assets against U.S. dollar liabilities, a portion of the surplus capital could be allocated to the emerging markets.

In summary, both the Funds’ investors and Seafarer find themselves at the same crossroads. In Seafarer’s opinion, the answer to the challenge posed by the transfer of value from savers to debtholders, and to the shift from active management to passive strategies, is the same: to derive investment returns from individual companies (not indexes) that display specific Growth and Income or Value characteristics (as opposed to characteristics that relate to geography or sector). I find it important to convey to the Funds’ shareholders that Seafarer has the crew to stay the course because we have self-selected to man this type of vessel and know what we are pursuing on the investment horizon.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Sincerely,

Paul Espinosa

Portfolio Manager

Seafarer Capital Partners, LLC

2	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Letter to Shareholders

October 31, 2019

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore are not suitable for all investors. The Funds may not achieve their objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website is provided for textual reference only, and is not incorporated by reference into this report.

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ.

It is not possible to invest directly in an index.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	www.seafarerfunds.com/message-to-shareholders/2019/10/11
[2]	www.seafarerfunds.com/commentary/emerging-markets-briefing/2019/10

Semi-annual Report – October 31, 2019	3

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2019

SEAFARER OVERSEAS GROWTH AND INCOME FUND

PERFORMANCE REVIEW

November 15, 2019

This report addresses the first half of the Seafarer Overseas Growth and Income Fund’s 2019-2020 fiscal year (May 1, 2019 to October 31, 2019).

During the semi-annual period, the Fund returned 4.23%, while the Fund’s benchmark, the MSCI Emerging Markets Total Return Index, declined -1.41%.1 By way of broader comparison, the S&P 500 Index gained 4.16%.

The Fund began the fiscal year with a net asset value (NAV) of $11.61 per share. In June, the Fund paid a semi-annual distribution of $0.181 per share. That payment brought the cumulative distribution per share, as measured from the Fund’s inception, to $2.860.2 The Fund finished the semi-annual period with a NAV of $11.91 per share.3

* * * * *

The small decline of the benchmark index in the semi-annual period belies what was a volatile period for emerging market equities. During the six month period, the benchmark fell by more than -8% in May, before recovering most of its losses by early July; next, it plummeted again, such that by late August, it had declined by more than 8%, but it recovered by the end of October to finish the period with a decline of -1.41%. The cause of such volatility is difficult to identify with certainty. However, we attribute the wild swings to two primary factors: first, confusion and rapidly shifting sentiments regarding the progress (or lack thereof) towards resolution of the trade disputes between the U.S. and China; and second, the sharp deterioration in earnings results for companies in the developing world.

The evidence suggest that the deterioration in projections for earnings growth was driven by Chinese companies, which have seen their prospects for 2019 fall sharply as growth in Mainland China decelerates regardless of the “trade war” (see the Outlook section of the Fund’s second quarter 2019 portfolio review for further discussion).4 Market participants appear to have been caught off guard by the sudden and sharp decline in corporate performance in China; the resulting “gap” between misplaced expectations and a more difficult reality likely induced the market gyrations mentioned above. The benchmark’s partial recovery at the end of the semi-annual period may indicate that stocks generally overreacted to the shock of anemic corporate performance of many companies.

The Fund’s substantial outperformance of the benchmark for the semi-annual period does not lend itself to any obvious explanation. The only common characteristic of the Fund’s holdings that might explain their resilience is that most companies presented very stable financial results – and some even modestly surpassed expectations. Normally, such “at par” performance would not lead to exuberance among stock prices; but when the broader market is undergoing a sharp deterioration in the quality of its underlying earnings, the favorable comparison can lend support to share prices. Essentially, the fundamental performance and earnings of the Fund’s holdings proved steadier than most other companies, and this led the holdings’ shares to be stable in a sinking market.

The largest contributor to the Fund’s total return during the semi-annual period was Qualicorp, a Brazil-based life insurance broker. Qualicorp’s stock appreciated over 100% during the period, recovering all the ground lost in the preceding quarters, and more. The company’s stock was propelled higher by: persistent and substantial free cash flow generation in spite of difficult operating conditions in Brazil; return of capital to shareholders; and business development potential following the acquisition of a ten percent stake in the company by a strategic shareholder. Qualicorp’s share price rose despite factors impinging on the performance of its home market equity index.

Another top contributor to the Fund’s NAV appreciation was China International Travel Service (CITS). CITS is listed in China’s domestic A-share market; it manages travel agencies, markets travel packages, and manages a range of duty-free stores in China.5 The company has produced strong results in 2019, allaying fears that surfaced in late 2018 that Chinese consumers’ demand to travel might soon plateau

4	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2019

amid a weak economy. Instead, the Chinese continue to travel with gusto – tourism is one of the leading reasons that China’s current account has swung from surplus to deficit. In addition, the company announced that it would open a duty-free shop in Beijing, boosting confidence in the company’s leadership within the tourism sector.

Other contributors to Fund performance include: Naver, a leading internet media company in Korea with a substantial holding in a Japanese internet subsidiary; and Aspeed, a Taiwan-based maker of specialized chips in computer servers.

Sun Pharma Advanced Research Company (SPARC), a long-held position, continued to weigh on performance; as a result, the Fund exited the position during the semi-annual period. SPARC is an India-based company that specializes in the development of new pharmaceutical therapies and medical devices. During the past five years, SPARC has realized some success with the introduction of new generic therapies, particularly several that target glaucoma and various forms of ocular hypertension. However, the company’s financial performance has been lackluster due to poor licensing and operational decisions taken by its management. This placed severe strain on the company’s financial stability and necessitated repeated capital raising exercises. While SPARC arguably persists as an innovative leader, the Fund exited the position to reduce its exposure to such financial instability.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Andrew Foster and Paul Espinosa

Portfolio Managers, Seafarer Overseas Growth and Income Fund

Seafarer Capital Partners, LLC

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ.

It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website is provided for textual reference only, and is not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) returned 4.14% during the semi-annual period.
[2]	The Fund’s inception date is February 15, 2012.
[3]	The Fund’s Investor share class began the fiscal year with a net asset value of $11.56 per share; it paid a semi-annual distribution of $0.179 per share in June; and it finished the semi-annual period with a value of $11.85 per share.

Semi-annual Report – October 31, 2019	5

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2019

[4]	The Outlook section of the Fund’s second quarter 2019 portfolio review is available at: www.seafarerfunds.com/funds/ogi/portfolio-review/2019/06/Q2/#outlook
[5]	Chinese A-Shares are a class of securitized common stock in Chinese companies, traded exclusively on Chinese stock exchanges (i.e., Shanghai and Shenzhen), and denominated in renminbi, China’s currency. If a Seafarer Fund is invested in Chinese A-Shares, please note the following: 1) any reduction or elimination of access to A-Shares could have a material adverse effect on the ability of the Fund to achieve its investment objective; and 2) uncertainties regarding China’s laws governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund, which could adversely impact Fund returns.

6	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2019

Total Returns

As of October 31, 2019	6 Month	1 Year	3 Year	5 Year	Since Inception Annualized(1)	Gross Expense Ratio(2)
Investor Class (SFGIX)	4.14%	17.52%	4.49%	3.83%	5.53%	0.99%
Institutional Class (SIGIX)	4.23%	17.67%	4.62%	3.95%	5.66%	0.89%
MSCI Emerging Markets Total Return Index(3)	(1.41%)	12.29%	7.76%	3.32%	2.68%

All performance is in U.S. dollars with gross (pre-tax) dividends and/or distributions reinvested. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: February 15, 2012.
[2]	Ratios as of Prospectus dated August 31, 2019. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2020.
[3]	The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Semi-annual Report – October 31, 2019	7

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2019

Performance of a $10,000 Investment Since Inception

*	Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2019. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in developing countries’ growth prospects, while attempting to mitigate adverse volatility in returns.

8	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2019

Portfolio Composition by Region	% Net Assets
East & South Asia	76.3%
Emerging Europe	4.5%
Latin America	8.2%
Middle East & Africa	5.3%
Cash & Other Assets, Less Liabilities	3.9%
Government Bond, Short-term - USD and Foreign Currency	1.8%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communication Services	4.5%
Consumer Discretionary	17.2%
Consumer Staples	10.9%
Energy	1.6%
Financials	11.6%
Health Care	12.0%
Industrials	9.3%
Information Technology	20.6%
Materials	1.4%
Real Estate	1.4%
Utilities	3.8%
Cash & Other Assets, Less Liabilities	3.9%
Government Bond, Short-term - USD and Foreign Currency	1.8%
Total	100.0%

Top 10 Holdings	% Net Assets
Samsung Electronics Co., Ltd.	4.7%
Venture Corp., Ltd.	4.4%
Hyundai Mobis Co., Ltd.	3.9%
Alibaba Group Holding, Ltd., Sponsored ADR	3.4%
Orion Corp.	3.4%
NAVER Corp.	3.3%
China Yangtze Power Co., Ltd., Class A	3.1%
Richter Gedeon Nyrt	3.0%
Qualicorp Consultoria e Corretora de Seguros SA	2.9%
Sanlam, Ltd.	2.4%
Total	34.5%

Total Number of Holdings	57[1]

Holdings are subject to change, and may not reflect the current or future position of the portfolio. Source: ALPS Fund Services, Inc.

[1]	Excludes short-term government bonds; includes medium- and long-term government bonds.

Semi-annual Report – October 31, 2019	9

Seafarer Overseas Value Fund	Performance Review

October 31, 2019

SEAFARER OVERSEAS VALUE FUND

PERFORMANCE REVIEW

November 14, 2019

This report addresses the first half of the Seafarer Overseas Value Fund’s 2019-2020 fiscal year (May 1, 2019 to October 31, 2019).

During the semi-annual period, the Fund gained 5.42%, while the Fund’s benchmark, the MSCI Emerging Markets Total Return Index, returned -1.41%.1 By way of broader comparison, the S&P 500 Index gained 4.16%.

The Fund began the fiscal year with a net asset value (NAV) of $11.43 per share. The Fund paid no distributions during the first half of the fiscal year, and it finished the period with a value of $12.05 per share.2

* * * * *

During this semi-annual period, the primary driver of the Value Fund’s performance was the resilience of portfolio holding valuations in the face of the Hong Kong protests and U.S.-China trade dispute. Importantly, the Fund offset the negative contributions to total return from its holdings in Hong Kong and China with positive contributions derived primarily from stocks that realized their value potential for company-specific reasons, and to a lesser extent through geographic diversification. More specifically, the Value strategy’s objective of seeking diversification across the seven categories of value identified in the white paper On Value in the Emerging Markets proved not only effective, but in my opinion, was more beneficial than the traditional approach of diversification across geographies.3

The largest contributor to the Fund’s total return during the semi-annual period is Asia Satellite Telecommunications Holdings (Deleveraging source of value; Seafarer’s seven sources of value,3 hereafter referenced using parenthesized italics, are defined in Figure 1). Ironically in the context of the recent Hong Kong protests, Asia Satellite is a Hong Kong-based company that owns and operates satellites. Contradicting the widespread belief that markets are efficient, the company’s share price languished since the Value Fund purchased the stock at the Fund’s inception. Market participants seemed to ignore the company’s cash flow from operations, which management used to reduce debt and restart a dividend. Attuned to this market oversight, the controlling shareholders tendered for the publicly traded shares of the company, which delisted in September of 2019, thus permanently locking in the Fund’s capital gain in the stock.

10	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

October 31, 2019

Figure 1. A Working Definition of Value

Seafarer has identified seven distinct sources of value in emerging markets that may give rise to viable opportunities for long-term, value-oriented investments.

Source: Seafarer

A second top contributor to the Fund’s NAV appreciation in the semi-annual period is Qualicorp (Structural Shift), a Brazilian life insurance broker. The company’s stock was propelled higher by persistent and substantial free cash flow generation in spite of difficult operating conditions in Brazil; return of capital to shareholders; and business development potential following the acquisition of a ten percent stake in the company by a strategic shareholder. Qualicorp’s share price rose despite factors impinging on the performance of its home market equity index.

Another positive contributor to the Value Fund is Qatar Gas Transport (Deleveraging), an owner and operator of liquefied natural gas (LNG) vessels. The company’s stock appreciated against the headwind of a mediocre performance of its home country stock market index. In the absence of significant company developments during the semi-annual period, I attribute the stock price appreciation to the divergence between a share price that had declined following the Gulf Cooperation Council (GCC) feud that begun in June of 2017, and the likely expansion of the company’s fleet as it seeks to accommodate an expected ramp up in Qatar’s gas output, the country’s primary national asset.

As I noted in the Fund’s third quarter 2019 portfolio review, it is unlikely that geographic diversification alone would have delivered a performance matching that of the foregoing cases of value realization.4 This observation is important when considering the meaningful impact on performance of the Fund’s exposure to Hong Kong-listed stocks, whose valuations suffered during the semi-annual period as a result of the prolongation and intensification of the Hong Kong protests and U.S.-China trade dispute.

In particular, the performance of portfolio holdings Shangri-La (Breakup Value), a hotel owner and operator, and Giordano (Structural Shift), an apparel manufacturer and retailer, declined meaningfully due to substantial profit derivation from Hong Kong. Similarly, the share price of WH Group (Management Change), a Chinese meat processor and owner of U.S.-based Smithfield Foods, fluctuated with the sentiment around a potential resolution of the U.S.-China trade dispute. Neither geography nor speculation about the trade dispute motivate the Fund’s investment in these three companies. As their respective source of value designations indicate, each holding contributes different drivers and risks to the overall Value strategy, even if at present, each company’s stock price is besieged by the same geopolitical force.

Semi-annual Report – October 31, 2019	11

Seafarer Overseas Value Fund	Performance Review

October 31, 2019

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Paul Espinosa

Portfolio Manager, Seafarer Overseas Value Fund

Seafarer Capital Partners, LLC

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ.

It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website is provided for textual reference only, and is not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

As of October 31, 2019, the Fund did not own shares in Smithfield Foods, Inc.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIVLX). The Investor share class (ticker: SFVLX) returned 5.43% during the semi-annual period.
[2]	The Fund’s Investor share class began the fiscal year with a net asset value of $11.41 per share. It finished the period with a value of $12.03 per share.
[3]	Additional information on Seafarer’s seven sources of value is available in the white paper On Value in the Emerging Markets (www.seafarerfunds.com/value-in-em).
[4]	The Fund’s third quarter 2019 portfolio review is available at: www.seafarerfunds.com/funds/ovl/portfolio-review/2019/09/Q3

12	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

October 31, 2019

Total Returns

				Since Inception	Net Expense
As of October 31, 2019	6 Month	1 Year	3 Year	Annualized(1)	Ratio(2)
Investor Class (SFVLX)	5.43%	16.20%	8.17%	7.94%	1.15%
Institutional Class (SIVLX)	5.42%	16.36%	8.26%	8.05%	1.05%
MSCI Emerging Markets Total Return Index(3)	(1.41%)	12.29%	7.76%	10.92%

Gross expense ratio: 1.60% for Investor Class; 1.50% for Institutional Class.2

All performance is in U.S. dollars with gross (pre-tax) dividends and/or distributions reinvested. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: May 31, 2016.
[2]	Ratios as of Prospectus dated August 31, 2019. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2020.
[3]	The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Semi-annual Report – October 31, 2019	13

Seafarer Overseas Value Fund	Performance Review

October 31, 2019

Performance of a $10,000 Investment Since Inception

*	Inception Date: May 31, 2016.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2019. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including common stocks, preferred stocks, and fixed-income securities.

The Fund’s portfolio is comprised of securities identified through a bottom-up security selection process based on fundamental research. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

14	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

October 31, 2019

Portfolio Composition by Region	% Net Assets
East & South Asia	57.2%
Emerging Europe	13.2%
Latin America	7.4%
Middle East & Africa	7.6%
Cash & Other Assets, Less Liabilities	14.6%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communication Services	0.4%
Consumer Discretionary	16.0%
Consumer Staples	21.1%
Energy	6.1%
Financials	13.1%
Health Care	5.0%
Industrials	10.7%
Information Technology	3.9%
Materials	5.9%
Real Estate	1.3%
Utilities	1.9%
Cash & Other Assets, Less Liabilities	14.6%
Total	100.0%

Top 10 Holdings	% Net Assets
Qualicorp Consultoria e Corretora de Seguros SA	4.9%
WH Group, Ltd.	4.7%
First Pacific Co., Ltd.	4.3%
Shangri-La Asia, Ltd.	4.0%
Qatar Gas Transport Co., Ltd.	4.0%
Samsung SDI Co., Ltd.	3.9%
Wilmar International, Ltd.	3.8%
National Central Cooling Co. PJSC	3.6%
HRnetgroup, Ltd.	3.4%
Philip Morris CR AS	3.4%
Total	40.0%

Total Number of Holdings	31

Holdings are subject to change, and may not reflect the current or future position of the portfolio. Source: ALPS Fund Services, Inc.

Semi-annual Report – October 31, 2019	15

Seafarer Funds	Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2019 and held until October 31, 2019.

Actual Expenses. For each Fund and share class, the first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. For each Fund and share class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect transaction costs. Therefore, for each Fund and share class, the second line of the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expense Ratio(a)	Expenses Paid During Period 05/01/19 - 10/31/19(b)
SEAFARER OVERSEAS GROWTH AND INCOME FUND
Investor Class
Actual	$ 1,000.00	$ 1,041.40	1.01%	$ 5.20
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.11	1.01%	$ 5.14
Institutional Class
Actual	$ 1,000.00	$ 1,042.30	0.92%	$ 4.74
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.57	0.92%	$ 4.69

SEAFARER OVERSEAS VALUE FUND
Investor Class
Actual	$ 1,000.00	$ 1,054.30	1.15%	$ 5.95
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.41	1.15%	$ 5.85
Institutional Class
Actual	$ 1,000.00	$ 1,054.20	1.05%	$ 5.44
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.91	1.05%	$ 5.35

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

Semi-annual Report – October 31, 2019	17

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Currency	Shares	Value
COMMON STOCKS (89.6%)
Brazil (5.0%)
Odontoprev SA	BRL	8,900,000	$33,087,894
Qualicorp Consultoria e Corretora de Seguros SA	BRL	5,600,000	44,724,598

Total Brazil			77,812,492

China / Hong Kong (31.3%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	USD	300,000	53,001,000
China Foods, Ltd.	HKD	74,184,000	30,488,938
China International Travel Service Corp., Ltd., Class A	CNY	860,000	11,034,229
China Resources Beer Holdings Co., Ltd.	HKD	3,900,000	19,995,401
China Yangtze Power Co., Ltd., Class A	CNY	18,650,000	47,318,441
First Pacific Co., Ltd.	HKD	83,000,000	31,752,734
Foshan Haitian Flavouring & Food Co., Ltd., Class A	CNY	210,000	3,332,459
Greatview Aseptic Packaging Co., Ltd.	HKD	42,357,000	21,345,945
Hang Lung Properties, Ltd.	HKD	9,610,000	21,124,735
Jiangsu Hengrui Medicine Co., Ltd., Class A	CNY	1,750,000	22,577,104
Pacific Basin Shipping, Ltd.	HKD	110,000,000	25,469,121
Pico Far East Holdings, Ltd.	HKD	52,296,000	17,819,195
Shangri-La Asia, Ltd.	HKD	30,000,000	30,792,371
Shenzhou International Group Holdings, Ltd.	HKD	2,250,000	31,091,971
Techtronic Industries Co., Ltd.	HKD	4,500,000	35,167,566
Texwinca Holdings, Ltd.	HKD	54,398,000	12,342,337
WH Group, Ltd.	HKD	29,600,000	31,244,084
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	27,000,000	19,173,468
Xtep International Holdings, Ltd.	HKD	29,936,500	17,381,424

Total China / Hong Kong			482,452,523

Czech Republic (1.6%)
Moneta Money Bank AS	CZK	7,300,000	24,236,899

Total Czech Republic			24,236,899

Hungary (3.0%)
Richter Gedeon Nyrt	HUF	2,470,000	45,776,940

Total Hungary			45,776,940

India (2.6%)
Container Corp. Of India, Ltd.	INR	950,000	7,880,197

18	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Currency	Shares	Value
India (continued)
Infosys, Ltd., Sponsored ADR	USD	3,375,000	$32,366,250

Total India			40,246,447

Indonesia (1.6%)
Bank Rakyat Indonesia Persero Tbk PT	IDR	80,000,000	23,970,822

Total Indonesia			23,970,822

Malaysia (1.2%)
Inari Amertron Bhd	MYR	40,000,000	18,803,015

Total Malaysia			18,803,015

Mexico (3.1%)
Bolsa Mexicana de Valores SAB de CV	MXN	14,500,000	31,741,481
Credito Real SAB de CV SOFOM ER	MXN	13,290,238	16,456,916

Total Mexico			48,198,397

Philippines (1.5%)
Ayala Corp.	PHP	1,400,000	23,703,750

Total Philippines			23,703,750

Qatar (1.7%)
Qatar Gas Transport Co., Ltd.	QAR	37,613,950	25,516,742

Total Qatar			25,516,742

Singapore (6.4%)
Venture Corp., Ltd.	SGD	5,825,000	67,567,838
Wilmar International, Ltd.	SGD	11,500,000	31,619,028

Total Singapore			99,186,866

South Africa (2.4%)
Sanlam, Ltd.	ZAR	7,000,000	36,839,895

Total South Africa			36,839,895

South Korea (19.1%)
Dentium Co., Ltd.	KRW	355,292	18,166,514
Hyundai Mobis Co., Ltd.	KRW	292,500	59,650,616
Koh Young Technology, Inc.	KRW	386,667	31,269,588

Semi-annual Report – October 31, 2019	19

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Currency	Shares	Value
South Korea (continued)
LEENO Industrial, Inc.	KRW	69,200	$3,155,708
NAVER Corp.	KRW	365,000	51,463,712
Orion Corp.	KRW	575,000	52,241,298
Samsung SDI Co., Ltd.	KRW	175,000	34,150,508
Sindoh Co., Ltd.	KRW	390,000	12,832,544
Woongjin Coway Co., Ltd.	KRW	400,000	31,561,305

Total South Korea			294,491,793

Taiwan (5.1%)
ASPEED Technology, Inc.	TWD	400,000	10,452,887
Taiwan Semiconductor Manufacturing Co., Ltd.	TWD	3,525,000	34,544,308
Voltronic Power Technology Corp.	TWD	1,500,000	33,203,870

Total Taiwan			78,201,065

Thailand (1.3%)
Bangkok Dusit Medical Services PCL, Class F	THB	25,000,000	19,873,943

Total Thailand			19,873,943

United Arab Emirates (1.2%)
National Central Cooling Co. PJSC	AED	38,200,000	18,753,098

Total United Arab Emirates			18,753,098

Vietnam (1.5%)
Bao Viet Holdings(a)	VND	4,206,880	13,065,884
PetroVietnam Gas JSC	VND	2,283,720	10,160,007

Total Vietnam			23,225,891

TOTAL COMMON STOCKS
(Cost $1,341,038,518)			1,381,290,578

PREFERRED STOCKS (4.7%)
South Korea (4.7%)
Samsung Electronics Co., Ltd.	KRW	2,050,000	72,161,689

Total South Korea			72,161,689

TOTAL PREFERRED STOCKS
(Cost $47,297,213)			72,161,689

20	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount	Value
GOVERNMENT BOND, SHORT-TERM - USD AND FOREIGN CURRENCY (1.8%)
Colombia (0.3%)
Colombia Government International Bond	USD	11.75%	02/25/20	5,000,000	$5,150,050

Total Colombia					5,150,050

India (0.3%)
Export-Import Bank of India	USD	2.75%	08/12/20	5,000,000	5,014,225

Total India					5,014,225

Latvia (0.3%)
Republic of Latvia Government International Bond, Series REGS	USD	2.75%	01/12/20	4,000,000	4,003,888

Total Latvia					4,003,888

Lithuania (0.3%)
Lithuania Government International Bond, Series REGS	USD	7.38%	02/11/20	5,000,000	5,075,710

Total Lithuania					5,075,710

South Korea (0.6%)
Korea Development Bank	USD	2.25%	05/18/20	5,000,000	5,003,817
		3M US L
Korea Development Bank(b)	USD	+0.675%	09/19/20	4,000,000	4,013,725

Total South Korea					9,017,542

TOTAL GOVERNMENT BOND, SHORT-TERM - USD AND FOREIGN CURRENCY
(Cost $28,212,825)					28,261,415

TOTAL INVESTMENTS
(Cost $1,416,548,556) (96.1%)					$1,481,713,682

Cash and Other Assets, Less Liabilities (3.9%)					60,606,814
NET ASSETS (100.0%)					$1,542,320,496

Semi-annual Report – October 31, 2019	21

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

Principal Amount is stated in local currency unless otherwise noted.

(a)	Non-income producing security.
(b)	Floating or variable rate security. The reference rate is the London Interbank Offered Rate (LIBOR). The rate in effect is based on the reference rate plus the displayed spread as of the security's last reset date. The 3 Month LIBOR (3M US L) as of October 31, 2019 was 1.90%.

Currency Abbreviations

AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CNY	-	China Yuan
CZK	-	Czech Koruna
HKD	-	Hong Kong Dollar
HUF	-	Hungary Forint
IDR	-	Indonesia Rupiah
INR	-	India Rupee
KRW	-	South Korea Won
MXN	-	Mexico Peso
MYR	-	Malaysia Ringgit
PHP	-	Philippine Peso
QAR	-	Qatar Riyal
SGD	-	Singapore Dollar
THB	-	Thailand Baht
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

22	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Currency	Shares	Value
COMMON STOCKS (85.4%)
Brazil (5.0%)
Qualicorp Consultoria e Corretora de Seguros SA	BRL	251,000	$2,004,620

Total Brazil			2,004,620

China / Hong Kong (38.0%)
AMVIG Holdings, Ltd.	HKD	3,754,000	967,729
China Foods, Ltd.	HKD	2,880,000	1,183,653
China Resources Beer Holdings Co., Ltd.	HKD	224,000	1,148,454
China Yangtze Power Co., Ltd., Class A	CNY	301,990	766,204
First Pacific Co., Ltd.	HKD	4,590,000	1,755,964
Giordano International, Ltd.	HKD	3,300,000	1,047,556
Greatview Aseptic Packaging Co., Ltd.	HKD	1,120,000	564,428
Hang Lung Properties, Ltd.	HKD	247,000	542,956
Melco International Development, Ltd.	HKD	499,000	1,322,522
Pacific Basin Shipping, Ltd.	HKD	4,099,000	949,072
Pico Far East Holdings, Ltd.	HKD	538,000	183,317
Shangri-La Asia, Ltd.	HKD	1,580,000	1,621,732
Texwinca Holdings, Ltd.	HKD	1,470,000	333,528
WH Group, Ltd.	HKD	1,798,000	1,897,867
Xtep International Holdings, Ltd.	HKD	1,913,500	1,110,996

Total China / Hong Kong			15,395,978

Czech Republic (6.3%)
Moneta Money Bank AS	CZK	368,000	1,221,805
Philip Morris CR AS	CZK	2,300	1,372,982

Total Czech Republic			2,594,787

Georgia (3.4%)
Georgia Capital PLC(a)	GBP	108,000	1,361,209

Total Georgia			1,361,209

Mexico (2.4%)
Credito Real SAB de CV SOFOM ER	MXN	789,609	977,750

Total Mexico			977,750

Philippines (1.4%)
Del Monte Pacific, Ltd.	SGD	5,700,000	546,768

Total Philippines			546,768

Semi-annual Report – October 31, 2019	23

Seafarer Overseas Value Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

	Currency	Shares	Value
Qatar (4.0%)
Qatar Gas Transport Co., Ltd.	QAR	2,370,000	$1,607,773

Total Qatar			1,607,773

Russia (3.5%)
Cherkizovo Group PJSC	RUB	30,000	841,436
Global Ports Investments PLC, GDR(a)	USD	197,000	563,420

Total Russia			1,404,856

Singapore (9.7%)
Genting Singapore, Ltd.	SGD	1,500,000	1,034,872
HRnetgroup, Ltd.	SGD	3,200,000	1,387,242
Wilmar International, Ltd.	SGD	560,000	1,539,709

Total Singapore			3,961,823

South Korea (3.9%)
Samsung SDI Co., Ltd.	KRW	8,000	1,561,166

Total South Korea			1,561,166

United Arab Emirates (3.6%)
National Central Cooling Co. PJSC	AED	2,952,000	1,449,192

Total United Arab Emirates			1,449,192

Vietnam (4.2%)
Petrovietnam Fertilizer & Chemicals JSC	VND	1,432,000	841,523
PetroVietnam Technical Services Corp.	VND	1,063,780	846,827

Total Vietnam			1,688,350

TOTAL COMMON STOCKS
(Cost $33,640,802)			34,554,272

TOTAL INVESTMENTS
(Cost $33,640,802) (85.4%)			$34,554,272

Cash and Other Assets, Less Liabilities (14.6%)			5,897,913
NET ASSETS (100.0%)			$40,452,185

(a)	Non-income producing security.

24	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

October 31, 2019 (Unaudited)

Currency Abbreviations

AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CNY	-	China Yuan
CZK	-	Czech Koruna
GBP	-	Great British Pound
HKD	-	Hong Kong Dollar
KRW	-	South Korea Won
MXN	-	Mexico Peso
QAR	-	Qatar Riyal
RUB	-	Russia Ruble
SGD	-	Singapore Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2019	25

Seafarer Funds	Statements of Assets and Liabilities
October 31, 2019 (Unaudited)

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
ASSETS:
Investments, at value	$1,481,713,682	$34,554,272
Cash	43,672,161	5,771,625
Foreign currency, at value (Cost $6,084,252 and $36,313)	6,090,283	36,311
Receivable for investments sold	12,701,522	3,334
Receivable for shares sold	553,441	5,496
Interest and dividends receivable	5,855,659	222,213
Prepaid expenses and other assets	30,980	14,717
Total Assets	1,550,617,728	40,607,968
LIABILITIES:
Payable for investments purchased	5,740,250	91,221
Foreign capital gains tax	205,739	–
Administrative fees payable	86,726	8,996
Shareholder service plan fees payable	173,794	3,083
Payable for shares redeemed	752,039	–
Investment advisory fees payable	952,915	16,876
Payable for chief compliance officer fees	3,774	3,774
Trustee fees and expenses payable	27,177	514
Payable for principal financial officer fees	847	847
Audit and tax fees payable	18,321	15,148
Accrued expenses and other liabilities	335,650	15,324
Total Liabilities	8,297,232	155,783
NET ASSETS	$1,542,320,496	$40,452,185
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$1,520,469,914	$38,796,190
Total distributable earnings	21,850,582	1,655,995
NET ASSETS	$1,542,320,496	$40,452,185
INVESTMENTS, AT COST	$1,416,548,556	$33,640,802
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.85	$12.03
Net Assets	$201,057,200	$324,586
Shares of beneficial interest outstanding	16,962,384	26,982
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.91	$12.05
Net Assets	$1,341,263,296	$40,127,599
Shares of beneficial interest outstanding	112,644,719	3,330,868

See accompanying Notes to Financial Statements.

26	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Statements of Operations

Six Months Ended October 31, 2019 (Unaudited)

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
INVESTMENT INCOME:
Dividends	$31,171,955	$915,055
Foreign taxes withheld	(1,618,849)	(7,541)
Interest and other income	514,189	24,326
Total investment income	30,067,295	931,840

EXPENSES:
Investment advisory fees (Note 6)	5,624,422	126,078
Administrative and transfer agency fees	282,928	29,436
Trustee fees and expenses	27,595	533
Registration/filing fees	19,355	15,718
Shareholder service plan fees
Investor Class	146,357	–
Institutional Class	280,894	5,229
Recoupment of previously waived fees
Investor Class	–	37
Institutional Class	–	–
Legal fees	8,221	159
Audit fees	17,281	10,666
Reports to shareholders and printing fees	43,769	757
Custody fees	514,059	25,113
Chief compliance officer fees	12,150	12,150
Principal financial officer fees	2,513	2,513
Miscellaneous	14,571	2,449
Total expenses	6,994,115	230,838
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(361)
Institutional Class	–	(53,244)
Total net expenses	6,994,115	177,233
NET INVESTMENT INCOME:	23,073,180	754,607
Net realized gain on investments	14,444,019	200,409
Net realized loss on foreign currency transactions	(162,018)	(2,654)
Net realized gain	14,282,001	197,755
Net change in unrealized appreciation on investments	27,082,932	841,504
Net change in unrealized appreciation on translation of
assets and liabilities in foreign currency transactions	158,575	6,773
Net Change in unrealized foreign capital gains tax	(205,739)	–
Net unrealized appreciation	27,035,768	848,277

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSLATIONS	41,317,769	1,046,032
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$64,390,949	$1,800,639

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2019	27

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019
OPERATIONS:
Net investment income	$23,073,180	$50,058,210
Net realized gain/(loss)	14,282,001	(78,375,229)
Net change in unrealized appreciation/(depreciation)	27,035,768	(157,770,194)
Net increase/(decrease) in net assets resulting from operations	64,390,949	(186,087,213)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	(3,298,885)	(24,164,869)
Institutional Class	(21,066,969)	(109,435,374)
Net decrease in net assets from distributions	(24,365,854)	(133,600,243)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	8,527,551	44,452,361
Institutional Class	180,264,849	774,931,703
Dividends reinvested
Investor Class	3,242,695	23,834,890
Institutional Class	16,023,988	94,069,305
Shares Redeemed
Investor Class	(47,122,032)	(652,824,161)
Institutional Class	(196,204,665)	(1,455,504,946)
Net decrease in net assets derived from beneficial interest transactions	(35,267,614)	(1,171,040,848)
Net increase/(decrease) in net assets	4,757,481	(1,490,728,304)
NET ASSETS:
Beginning of period	1,537,563,015	3,028,291,319
End of period	$1,542,320,496	$1,537,563,015
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	756,945	3,794,490
Distributions reinvested	286,964	2,179,970
Redeemed	(4,244,615)	(54,038,510)
Net decrease in shares outstanding	(3,200,706)	(48,064,050)
Institutional Class
Sold	16,292,351	65,086,770
Distributions reinvested	1,413,050	8,768,097
Redeemed	(17,435,329)	(123,834,889)
Net increase/(decrease) in shares outstanding	270,072	(49,980,022)

See accompanying Notes to Financial Statements.

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Seafarer Overseas Value Fund	Statements of Changes in Net Assets

	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019
OPERATIONS:
Net investment income	$754,607	$722,172
Net realized gain/(loss)	197,755	(44,789)
Net change in unrealized appreciation/(depreciation)	848,277	(1,126,907)
Net increase/(decrease) in net assets resulting from operations	1,800,639	(449,524)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	–	(8,420)
Institutional Class	–	(806,121)
Net decrease in net assets from distributions	–	(814,541)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	8,300	36,125
Institutional Class	11,481,468	11,105,956
Dividends reinvested
Investor Class	–	8,124
Institutional Class	–	777,710
Shares Redeemed
Investor Class	(27,398)	(17,747)
Institutional Class	(1,986,908)	(7,072,100)
Net increase in net assets derived from beneficial interest transactions	9,475,462	4,838,068
Net increase in net assets	11,276,101	3,574,003
NET ASSETS:
Beginning of period	29,176,084	25,602,081
End of period	$40,452,185	$29,176,084
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	716	3,312
Distributions reinvested	–	789
Redeemed	(2,360)	(1,530)
Net increase/(decrease) in shares outstanding	(1,644)	2,571
Institutional Class
Sold	978,930	1,003,072
Distributions reinvested	–	75,506
Redeemed	(172,810)	(668,216)
Net increase in shares outstanding	806,120	410,362

See accompanying Notes to Financial Statements

Semi-annual Report – October 31, 2019	29

Seafarer Overseas Growth and Income Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(i)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value increased from $12.50 to $12.51.
(d)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased from 8.12% to 8.03%.
(f)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased from 11.13% to 11.22%. (g) Annualized.
(h)	Effective September 1, 2015, the Adviser agreed to limit expenses to 1.15%. The Adviser agreed to limit expenses to 1.25% for the period September 1, 2014 through August 31, 2015. Prior to September 1, 2014, the Adviser agreed to limit expenses to 1.40%. (See Note 6.)
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

30	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the periods presented

Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
$11.56		$13.11	$12.51		$11.44		$12.64		$11.58

0.17		0.36	0.28		0.22		0.16		0.14
0.30		(1.02)	0.72		1.04		(1.23)		1.26
0.47		(0.66)	1.00		1.26		(1.07)		1.40

(0.18)		(0.01)	(0.37)		(0.19)		(0.11)		(0.19)
–		(0.88)	(0.03)		–		(0.02)		(0.15)
(0.18)		(0.89)	(0.40)		(0.19)		(0.13)		(0.34)
–		–	–		0.00	(b)	0.00	(b)	0.00	(b)
0.29		(1.55)	0.60		1.07		(1.20)		1.06
$11.85		$11.56	$13.11		$12.51	(c)	$11.44		$12.64
4.14%		(4.36%)	8.03	%(e)	11.22	%(f)	(8.39%)		12.55%

$201,057		$233,072	$894,241		$877,384		$613,795		$53,543

1.02	%(g)	0.99%	0.97%		1.02%		1.14%		1.30%
1.02	%(g)	0.99%	0.97%		1.02%		1.14	%(h)	1.30	%(h)
3.03	%(g)	3.02%	2.12%		1.88%		1.50%		1.19%
13%		52%	23%		14%		7%		28%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2019	31

Seafarer Overseas Growth and Income Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(f)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Effective September 1, 2014, the Adviser agreed to limit expenses to 1.05%. Prior to September 1, 2014, the Adviser agreed to limit expenses to 1.25%. (See Note 6.)
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

32	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the periods presented

Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
$11.61		$13.14	$12.54	$11.46	$12.66	$11.59

0.17		0.29	0.28	0.21	0.19	0.15
0.31		(0.93)	0.73	1.07	(1.26)	1.28
0.48		(0.64)	1.01	1.28	(1.07)	1.43

(0.18)		(0.01)	(0.38)	(0.20)	(0.12)	(0.21)
–		(0.88)	(0.03)	–	(0.02)	(0.15)
(0.18)		(0.89)	(0.41)	(0.20)	(0.14)	(0.36)
–		–	–	0.00 (b)	0.01	0.00	(b)
0.30		(1.53)	0.60	1.08	(1.20)	1.07
$11.91		$11.61	$13.14	$12.54	$11.46	$12.66
4.23%		(4.17%)	8.08%	11.37%	(8.32%)	12.76%

$1,341,263		$1,304,491	$2,134,051	$1,500,310	$605,178	$129,714

0.92	%(d)	0.90%	0.87%	0.92%	1.03%	1.18%
0.92	%(d)	0.90%	0.87%	0.92%	1.03%	1.10	%(e)
3.08	%(d)	2.45%	2.09%	1.82%	1.72%	1.30%
13%		52%	23%	14%	7%	28%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2019	33

Seafarer Overseas Value Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(d)

(a)	Calculated using the average shares method.
(b)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for a period less than one full year has not been annualized.

34	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the periods presented

Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018	May 31, 2016 (Inception) to April 30, 2017
$11.41		$11.95	$11.30	$10.00

0.25		0.29	0.35	0.12
0.37		(0.51)	0.72	1.28
0.62		(0.22)	1.07	1.40

–		(0.29)	(0.42)	(0.10)
–		(0.03)	–	–
–		(0.32)	(0.42)	(0.10)
0.62		(0.54)	0.65	1.30
$12.03		$11.41	$11.95	$11.30

5.43%		(1.50%)	9.55%	14.15%

$325		$327	$311	$280

1.38	%(c)	1.45%	1.80%	3.71	%(c)
1.15	%(c)	1.15%	1.15%	1.15	%(c)
4.35	%(c)	2.59%	2.91%	1.24	%(c)
12%		3%	3%	0%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2019	35

Seafarer Overseas Value Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(g)

(a)	Calculated using the average shares method.
(b)	In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value decreased from $11.29 to $11.28.
(c)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased from 9.64% to 9.74%.
(e)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased from 14.29% to 14.18%.
(f)	Annualized.
(g)	Portfolio turnover rate for a period less than one full year has not been annualized.

36	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the periods presented

Six Months Ended October 31, 2019 (Unaudited)		Year Ended April 30, 2019	Year Ended April 30, 2018		May 31, 2016 (Inception) to April 30, 2017
$11.43		$11.96	$11.28		$10.00

0.26		0.30	0.35		0.13
0.36		(0.50)	0.74		1.28
0.62		(0.20)	1.09		1.41

–		(0.30)	(0.41)		(0.13)
–		(0.03)	–		–
–		(0.33)	(0.41)		(0.13)
0.62		(0.53)	0.68		1.28
$12.05		$11.43	$11.96		$11.28	(b)

5.42%		(1.34%)	9.74	%(d)	14.18	%(e)

$40,128		$28,849	$25,291		$9,846

1.37	%(f)	1.48%	1.76%		3.63	%(f)
1.05	%(f)	1.05%	1.05%		1.05	%(f)
4.48	%(f)	2.65%	2.90%		1.36	%(f)
12%		3%	3%		0%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2019	37

Seafarer Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (individually a “Fund” and collectively, the “Funds”). The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation. The Funds each offer Investor Class and Institutional Class shares.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation

Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and exchange traded funds, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). Each Fund uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Corporate bonds and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread

38	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded foreign government debt securities and foreign corporate bonds are typically traded internationally in the over -the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Trust’s Valuation Committee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by each Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-annual Report – October 31, 2019	39

Seafarer Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

The following is a summary of the inputs used to value each Fund as of October 31, 2019:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Growth and Income Fund
Common Stocks
Brazil	$77,812,492	$–	$–	$77,812,492
China / Hong Kong	70,820,195	411,632,328	–	482,452,523
Czech Republic	–	24,236,899	–	24,236,899
Hungary	45,776,940	–	–	45,776,940
India	40,246,447	–	–	40,246,447
Indonesia	–	23,970,822	–	23,970,822
Malaysia	–	18,803,015	–	18,803,015
Mexico	48,198,397	–	–	48,198,397
Philippines	–	23,703,750	–	23,703,750
Qatar	25,516,742	–	–	25,516,742
Singapore	–	99,186,866	–	99,186,866
South Africa	–	36,839,895	–	36,839,895
South Korea	31,561,305	262,930,488	–	294,491,793
Taiwan	–	78,201,065	–	78,201,065
Thailand	–	19,873,943	–	19,873,943
United Arab Emirates	–	18,753,098	–	18,753,098
Vietnam	–	23,225,891	–	23,225,891
Preferred Stocks	–	72,161,689	–	72,161,689
Government Bond, Short-term - USD and Foreign Currency	–	28,261,415	–	28,261,415
Total	$339,932,518	$1,141,781,164	$–	$1,481,713,682

40	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Value Fund
Common Stocks
Brazil	$2,004,620	$–	$–	$2,004,620
China / Hong Kong	1,151,046	14,244,932	–	15,395,978
Czech Republic	1,372,982	1,221,805	–	2,594,787
Georgia	1,361,209	–	–	1,361,209
Mexico	977,750	–	–	977,750
Philippines	546,768	–	–	546,768
Qatar	1,607,773	–	–	1,607,773
Russia	1,404,856	–	–	1,404,856
Singapore	–	3,961,823	–	3,961,823
South Korea	–	1,561,166	–	1,561,166
United Arab Emirates	–	1,449,192	–	1,449,192
Vietnam	–	1,688,350	–	1,688,350
Total	$10,427,004	$24,127,268	$–	$34,554,272

(a)	For detailed descriptions of securities by country, see the accompanying Portfolio of Investments.

For the six months ended October 31, 2019, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each share class in proportion to its average daily net assets.

Cash Management Transactions

Each of the Funds subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign currency, at value. As of October 31, 2019, the Funds had the following cash balances participating in the BBH CMS:

Fund
Seafarer Overseas Growth and Income Fund	$43,672,161
Seafarer Overseas Value Fund	5,771,625

Semi-annual Report – October 31, 2019	41

Seafarer Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

As of October 31, 2019, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Seafarer Overseas Growth and Income Fund	$–
Seafarer Overseas Value Fund	–

Foreign Securities

The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts

Each Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of a contract is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses

Some expenses of the Trust can be directly attributed to the Funds. Expenses that cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on the average daily net assets of each fund.

Fund and Class Expenses

Expenses that are specific to a Fund or class of shares of a Fund, including shareholder servicing fees, are charged directly to that Fund or share class. Expenses that are common to all Funds are generally allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The

42	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders

In general, the Seafarer Overseas Growth and Income Fund’s policy is to distribute to its shareholders substantially all net investment income, paid out via two semi-annual dividends, in June and December. The Seafarer Overseas Value Fund’s policy is to distribute to its shareholders substantially all net investment income via one annual dividend in December. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. Each Fund may make additional distributions if Seafarer Capital Partners, LLC (the “Adviser”) believes doing so may be necessary for the Fund to share tax obligations more ratably and more equitably across shareholders over time.

3. Tax Basis Information

Tax Basis of Investments

As of October 31, 2019, the aggregate cost of investments, gross unrealized appreciation/(depreciation), and net unrealized appreciation for Federal tax purposes were as follows:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Seafarer Overseas Growth and Income Fund	$1,423,285,779	$178,057,351	$(119,629,448)	$58,427,903
Seafarer Overseas Value Fund	33,640,802	5,041,253	(4,127,783)	913,470

Tax Basis of Distributions to Shareholders

The character of distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by a Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2019 was as follows:

	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$2,805,129	$130,795,114
Seafarer Overseas Value Fund	751,764	62,777

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2019.

Semi-annual Report – October 31, 2019	43

Seafarer Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

4. Securities Transactions

The cost of purchases and proceeds from sales of securities excluding short-term securities during the six months ended October 31, 2019 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Seafarer Overseas Growth and Income Fund	$187,070,276	$262,601,536
Seafarer Overseas Value Fund	9,685,408	3,641,646

5. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6. Management and Related Party Transactions

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the investment advisory agreement, the Funds, in the aggregate, pay the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion. Each Fund pays the Adviser a monthly fee at the annual rate using the applicable management fee calculated based on the Fund’s pro rata share of the Funds’ combined average daily net assets. Prior to August 31, 2016, the Funds paid the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds.

Effective September 1, 2014, the Adviser contractually agreed to limit certain Fund expenses (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.25% and 1.05% of the Funds’ average daily net assets in the Investor and Institutional share classes, respectively, through August 31, 2015. Effective September 1, 2015, the Adviser contractually, through successive one-year agreements, agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Funds’ average daily net assets for the Investor and Institutional share classes, respectively. The current agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver. This agreement may not be terminated or modified prior to August 31, 2020, except with the approval of the Funds’ Board. During the six months ended October 31, 2019, the Adviser agreed that it will only seek to recoup waived management fees and will not recoup any reimbursed expenses. As of October 31, 2019, the Adviser has recouped all available waived management fees from the Seafarer Overseas Growth and Income Fund.

44	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

For the six months ended October 31, 2019, the fee waivers and/or reimbursements were as follows for the Seafarer Overseas Value Fund:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Seafarer Overseas Value Fund
Investor Class	$361	$37
Institutional Class	53,244	–

As of October 31, 2019, the balances of recoupable expenses for each class were as follows for the Funds:

Fund	Expires 2020	Expires 2021	Expires 2022	Expires 2023	Total
Seafarer Overseas Growth and Income Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Seafarer Overseas Value Fund
Investor Class	$777	$1,723	$897	$361	$3,758
Institutional Class	22,162	108,082	115,259	53,244	298,747

Fund Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust.

The Funds’ administrative fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses. Administration fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS is paid an annual base fee per Fund and a fee based on the number of shareholder accounts. The Transfer Agent is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides compliance services to the Funds under the Chief Compliance Officer Services Agreement with the Trust. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in accordance with the requirements of Rule 38a-1 under the 1940 Act. ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Compliance service fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS provides principal financial officer services to the Funds under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Principal financial officer fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Semi-annual Report – October 31, 2019	45

Seafarer Funds	Notes to Financial Statements

October 31, 2019 (Unaudited)

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee of $12,420 per Fund for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

Each Fund has adopted a Shareholder Services Plan (a “Services Plan”) for each of its share classes. Under the Services Plan, each Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. Shareholder service arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, and disbursing cash dividends as well as other investment or administrative services required for a particular Participating Organizations’ products, programs, platform and accounts. The Services Plan will cause each Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payments will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with the Participating Organization. Any amount of such payment not paid to a Participating Organization for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the independent Trustees of the Board are presented in the Statements of Operations.

7. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

46	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Additional Information

October 31, 2019 (Unaudited)

ADDITIONAL INFORMATION

1. Fund Holdings

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. Fund Proxy Voting Policies, Procedures and Summaries

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

Semi-annual Report – October 31, 2019	47

Seafarer Funds	Privacy Policy

October 31, 2019 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and account transactions

•   Account balances and transaction history

•   Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

48	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Privacy Policy

October 31, 2019 (Unaudited)

Who We Are
Who is providing this notice?	Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Semi-annual Report – October 31, 2019	49

CONTENTS	PAGE
Shareholder Letter	1
Fund Overview
Vulcan Value Partners Fund	4
Vulcan Value Partners Small Cap Fund	8
Disclosure of Fund Expenses
Vulcan Value Partners Fund	6
Vulcan Value Partners Small Cap Fund	10
Statements of Investments
Vulcan Value Partners Fund	12
Vulcan Value Partners Small Cap Fund	15
Statements of Assets and Liabilities	18
Statements of Operations	20
Statements of Changes in Net Assets
Vulcan Value Partners Fund	21
Vulcan Value Partners Small Cap Fund	22
Financial Highlights
Vulcan Value Partners Fund	24
Vulcan Value Partners Small Cap Fund	28
Notes to Financial Statements	31
Additional Information	40
Privacy Policy	41

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.vulcanvaluepartners.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.877.421.5078 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.vulcanvaluepartners.com.

www.vulcanvaluepartners.com

Shareholder Letter

October 31, 2019 (Unaudited)

Portfolio Review

General

For the six months ended October 31, 2019, Vulcan Value Partners Fund returned 7.84% and the Vulcan Value Partners Small Cap Fund returned 0.58%. As you know, we place no weight on short-term results, good or bad, and neither should you. In fact, we have and will continue to willingly make decisions that negatively impact short-term performance when we think we can lower risk and improve our long-term returns. We encourage you to place more weight on our longer term historical results and a great deal of weight on our long-term prospects.

Vulcan Value Partners Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Fund. There was one material contributor, CVS Health Corp. There were no material detractors.

CVS is a leader in the retail pharmacy, health insurance, and pharmacy benefits management services industries. It enjoys unmatched scale, a growing network effect, a large physical footprint, a strong brand, and is the only fully vertically integrated company in its industry. Its merger with Aetna is progressing, and we are optimistic about the long-term outlook for the combined entity. We believe that their combination has the potential to bend the healthcare cost curve in the future, which should allow us to experience further value compounding. Its recent stock price decline has allowed us to establish a position in this high quality business at a compelling discount to our estimate of its intrinsic worth.

National Oilwell Varco was the largest detractor from performance during the period. Despite the recent decline in stock price, the underlying value of the business remains stable. Its stock price can be affected by movements in oil prices, but the company’s long-term value is not. The products it provides to the oil industry are needed regardless of commodity price movements. We acknowledge that, in the near term, wide fluctuations in oil prices can impact demand at the margin. However, these short-term fluctuations in demand do not have bearing on the company’s value. We look forward to stock price volatility in stable value businesses because it allows us the opportunity to execute our discipline.

We purchased shares of Brookfield Asset Management during the period. Brookfield Asset Management is a Canadian alternative asset manager focusing on its own private equity funds, investing in listed partnerships, and managing public securities. Unlike other asset managers, Brookfield has two sources of capital: its limited partnership structure and its publicly traded vehicles. Brookfield earns recurring long-term base management fees and generates performance fees for managing investors’ capital. Its scale, robust free cash flow, and excellent capital allocation are just a few of the reasons we like this business. Brookfield’s management team intelligently utilizes its robust free cash flow to maximize its intrinsic value per share. Brookfield’s value is compounding faster than its stock price, which gave us a margin of safety and the opportunity to add it to our portfolio.

BlackRock is the world’s largest money manager with a vast array of offerings, which we like for its numerous competitive advantages. However, we had the opportunity to reallocate capital in other high quality companies at deeper discounts. We followed our discipline and sold BlackRock in order to lower the weighted average price to value ratio of the portfolio.

Semi-Annual Report | October 31, 2019	1

Shareholder Letter

October 31, 2019 (Unaudited)

Vulcan Value Partners Small Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Small Cap Fund. There were five material contributors including Sotheby’s, Sleep Number Corp., Avast plc, Sleep Country Canada Holdings, and Frontdoor Inc. Material detractors include Despegar.com Corp., Ituran Location and Control, and Resideo Technologies Inc.

Another name we exited during the period, Sotheby's, was also a material contributor and added over 3% to performance. Sotheby’s is an auctioneer of art, jewelry, wine and other expensive luxury collectables. Having been in operation since 1744, the Sotheby’s brand is irreplaceable and its heritage is impossible to duplicate. On June 17, the company announced an agreement to be acquired and taken private by billionaire Patrick Drahi. The stock price appreciated close to the deal price, and we exited our position for a considerable gain. We are grateful to Ted Smith and the management team for their excellent stewardship of capital. We are sad to see Sotheby’s leave the portfolio.

Sleep Number, the second largest contributor during the period, is a premium bedding company in a stable industry. Its value has compounded at a strong double-digit rate over the three years we have owned it. The management team has excelled at capital allocation and has used the company’s free cash flow to repurchase its stock at extremely discounted prices. To paraphrase Benjamin Graham, in the short run, the stock market is a voting machine but, in the long run, it's a weighing machine. Price can increase or decrease drastically based on popular sentiment, as demonstrated by Sleep Number’s stock price volatility over the years we have owned it. Following our discipline, we have raised and lowered Sleep Number’s weight in the portfolio according to its price to value ratio.

Resideo was a material detractor for the period. As this letter is being written, Resideo has lowered its guidance for the year. We are evaluating the company thoughtfully and will follow our investment discipline, as always.

We exited Despegar.com during the period. Despegar.com is a dominant Latin American online travel agent. There are many nice tailwinds for the business long term, including a transition from offline to online travel; however, Despegar.com faces volatile macro economies. We thought that the company’s business model was strong enough to withstand those macroeconomic headwinds. We were wrong. Following our investment discipline, Despegar.com no longer qualified, and we sold it.

Closing

We appreciate the confidence you have placed in us. Your capital, invested alongside our own capital provides a foundation that allows us to make sound, long-term investment decisions that can lower risk and provide the opportunity to achieve superior long-term results. You, our client-partners, are one of our most important competitive advantages.

C.T. Fitzpatrick

Chief Executive Officer

Vulcan Value Partners, LLC

2	www.vulcanvaluepartners.com

Shareholder Letter

October 31, 2019 (Unaudited)

Past performance does not guarantee future results. The Funds’ prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Funds’ prospectus. Please call 877.421.5078 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of the Vulcan Value Partners, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Funds are distributed by ALPS Distributors, Inc.

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Funds may not achieve their objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Price to value ratio compares a firm's market to book value by dividing price per share by book value per share. It is also known as the price-equity ratio.

Margin of safety is a principle of investing in which an investor only purchases securities when their market price is significantly below their intrinsic value. In other words, when the market price of a security is significantly below your estimation of its intrinsic value, the difference is the margin of safety. Because investors may set a margin of safety in accordance with their own risk preferences, buying securities when this difference is present allows an investment to be made with minimal downside risk.

Intrinsic worth is a value or attribute that a person has that is internal which is a part of their makeup or being which is something that can be taken away.

Free cash flow is the cash a company produces through its operations, less the cost of expenditures on assets. In other words, free cash flow (FCF) is the cash left over after a company pays for its operating expenses and capital expenditures, also known as CAPEX.

Volume-weighted average price (VWAP) is the ratio of the value traded to total volume traded over a particular time horizon (usually one day). It is a measure of the average price at which a stock is traded over the trading horizon.

Semi-Annual Report | October 31, 2019	3

Fund Overview

October 31, 2019 (Unaudited)

VULCAN VALUE PARTNERS FUND

Annualized Total Returns (as of 10/31/19)

						Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	Since Inception*	Total	Net(2)
Vulcan Value Partners Fund - Investor Class(3)	7.84%	18.15%	14.42%	8.08%	12.26%	1.08%	1.08%
Vulcan Value Partners Fund - Institutional Class	–	–	–	–	8.09%	1.08%	0.85%
S&P 500® Total Return Index(4)	4.16%	14.33%	14.91%	10.78%	12.93%
Russell 1000® Value Index(5)	3.07%	11.21%	10.51%	7.61%	11.25%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested. Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class: 12/30/09, Institutional Class: 5/01/19

(1)	Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 0.85% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2020 without the approval by the Fund’s Board of Trustees.
(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.
(4)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.
(5)	The Russell 1000® Value Index is presented here as an additional index, and measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

4	www.vulcanvaluepartners.com

Fund Overview

October 31, 2019 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended October 31, 2019)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Qorvo, Inc.	6.61%
Skyworks Solutions, Inc.	6.44%
National Oilwell Varco, Inc.	5.79%
KKR & Co., Inc.	5.45%
Anthem, Inc.	4.63%
Alphabet, Inc.	4.52%
NVIDIA Corp.	4.16%
Mastercard, Inc.	4.06%
CVS Health Corp.	4.05%
Amazon.com, Inc.	4.02%
Top Ten Holdings	49.73%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2019	5

Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2019 and held until October 31, 2019.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Fund

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expense Ratio(a)	Expenses Paid During period 5/1/19 - 10/31/19(b)
VULCAN VALUE PARTNERS FUND
Investor Class
Actual	$1,000.00	$1,078.40	0.95%	$ 4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	0.95%	$ 4.82
Institutional Class
Actual	$1,000.00	$1,080.90	0.85	$ 4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	0.85	$ 4.32

6	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

Semi-Annual Report | October 31, 2019	7

Fund Overview

October 31, 2019 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Annualized Total Returns (as of 10/31/19)

						Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	Since Inception*	Total	Net(2)
Vulcan Value Partners Small Cap Fund – Investor Class(3)	0.58%	14.39%	8.62%	5.94%	11.94%	1.28%	1.26%
Vulcan Value Partners Small Cap Fund – Institutional Class	–	–	–	–	1.46%	1.27%	1.01%
Russell 2000® Value Index(4)	-0.53%	3.22%	8.60%	6.24%	9.94%
Russell 2000® Index(5)	-1.09%	4.91%	10.96%	7.37%	11.11%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested. Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class: 12/30/09, Institutional Class: 5/01/19

(1)	Ratios as of the Prospectus dated August 31, 2019 and may differ from the ratios presented in the Financial Highlights.
(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 1.00% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2020 without the approval by the Fund’s Board of Trustees.
(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.
(4)	The Russell 2000® Value Index is presented here as an additional index, and measures the performance of small-cap value segment of the U.S.equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.
(5)	The Russell 2000® Index is presented here as an additional index, and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

8	www.vulcanvaluepartners.com

Fund Overview

October 31, 2019 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended October 31, 2019)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Cushman & Wakefield PLC	5.92%
Ibstock PLC	5.47%
Coherent, Inc.	5.24%
Jones Lang LaSalle, Inc.	5.15%
Avast PLC	4.57%
Savills PLC	4.36%
EnerSys	4.35%
WESCO International, Inc.	4.24%
Sleep Country Canada Holdings, Inc.	3.89%
CDK Global, Inc.	3.71%
Top Ten Holdings	46.90%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2019	9

Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2019 and held until October 31, 2019.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expense Ratio(a)	Expenses Paid During period 5/1/19 - 10/31/19(b)
VULCAN VALUE PARTNERS SMALL CAP FUND
Investor Class
Actual	$1,000.00	$1,005.80	1.02%	$ 5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	1.02%	$ 5.18
Institutional Class
Actual	$1,000.00	$1,014.60	0.99	$ 5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	0.99	$ 5.03

10	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

Semi-Annual Report | October 31, 2019	11

Statement of Investments	Vulcan Value Partners Fund

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (96.35%)
Communications (13.95%)
Internet (13.95%)
Alphabet, Inc., Class C(a)	49,456	$62,320,000
Amazon.com, Inc.(a)	31,213	55,454,889
Booking Holdings, Inc.(a)	16,296	33,386,756
Facebook, Inc., Class A(a)	215,888	41,374,935
		192,536,580

TOTAL COMMUNICATIONS		192,536,580

Consumer, Cyclical (5.12%)
Lodging (5.12%)
Hilton Worldwide Holdings, Inc.	470,343	45,604,457
Marriott International, Inc., Class A	197,898	25,043,992
		70,648,449

TOTAL CONSUMER, CYCLICAL		70,648,449

Consumer, Non-cyclical (18.18%)
Commercial Services (2.86%)
S&P Global, Inc.	153,154	39,512,200

Healthcare-Services (5.61%)
Anthem, Inc.	237,471	63,898,697
UnitedHealth Group, Inc.	53,487	13,516,165
		77,414,862

Pharmaceuticals (9.71%)
AmerisourceBergen Corp.	437,473	37,351,445
CVS Health Corp.	841,780	55,885,774
McKesson Corp.	305,846	40,677,518
		133,914,737

TOTAL CONSUMER, NON-CYCLICAL		250,841,799

Energy (5.79%)
Oil & Gas Services (5.79%)
National Oilwell Varco, Inc.	3,529,379	79,834,553

TOTAL ENERGY		79,834,553

Financial (21.74%)
Diversified Financial Services (7.45%)
Mastercard, Inc., Class A	202,541	56,065,374

12	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
Financial (continued)
Diversified Financial Services (continued)
Visa, Inc., Class A	260,812	$46,648,835
		102,714,209

Insurance (6.91%)
Axis Capital Holdings, Ltd.	159,192	9,460,780
Everest Re Group, Ltd.	123,364	31,715,651
Swiss Re AG	517,394	54,178,206
		95,354,637

Private Equity (7.38%)
Brookfield Asset Management, Inc., Class A	484,008	26,741,442
KKR & Co., Inc., Class A	2,605,598	75,119,390
		101,860,832

TOTAL FINANCIAL		299,929,678

Industrial (8.08%)
Aerospace/Defense (3.43%)
Airbus SE	330,340	47,313,536

Miscellaneous Manufacturing (1.90%)
Parker-Hannifin Corp.	143,013	26,241,456

Transportation (2.75%)
United Parcel Service, Inc., Class B	329,317	37,927,439

TOTAL INDUSTRIAL		111,482,431

Technology (23.49%)
Semiconductors (17.21%)
NVIDIA Corp.	285,751	57,441,666
Qorvo, Inc.(a)	1,127,541	91,172,966
Skyworks Solutions, Inc.	975,471	88,826,389
		237,441,021

Software (6.28%)
Microsoft Corp.	322,872	46,290,158
Oracle Corp.	739,418	40,290,887
		86,581,045

TOTAL TECHNOLOGY		324,022,066

TOTAL COMMON STOCKS
(Cost $1,048,914,786)		1,329,295,556

Semi-Annual Report | October 31, 2019	13

Statement of Investments	Vulcan Value Partners Fund

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
LIMITED PARTNERSHIPS (0.16%)
Financial (0.16%)
Private Equity (0.16%)
Carlyle Group LP	80,333	$2,191,484

TOTAL FINANCIAL		2,191,484

TOTAL LIMITED PARTNERSHIPS
(Cost $2,068,728)		2,191,484

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.10%)
Money Market Fund (4.10%)
Invesco Government & Agency Portfolio, Institutional Class	1.721%	56,571,077	56,571,077

TOTAL SHORT TERM INVESTMENTS
(Cost $56,571,077)			56,571,077

TOTAL INVESTMENTS (100.61%)
(Cost $1,107,554,591)			$1,388,058,117

Liabilities In Excess Of Other Assets (-0.61%)			(8,471,007)

NET ASSETS (100.00%)			$1,379,587,110

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

14	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (96.38%)
Consumer, Cyclical (21.33%)
Distribution/Wholesale (6.77%)
Resideo Technologies, Inc.(a)	1,274,755	$12,148,415
WESCO International, Inc.(a)	407,213	20,421,732
		32,570,147

Home Furnishings (6.05%)
Howden Joinery Group PLC	1,745,738	13,057,023
Sleep Number Corp.(a)	333,411	16,043,738
		29,100,761

Lodging (2.02%)
Wyndham Hotels & Resorts, Inc.	180,296	9,730,575

Retail (6.49%)
MSC Industrial Direct Co., Inc., Class A	170,953	12,515,469
Sleep Country Canada Holdings, Inc.	1,123,378	18,721,545
		31,237,014

TOTAL CONSUMER, CYCLICAL		102,638,497

Consumer, Non-cyclical (7.72%)
Commercial Services (7.72%)
Sabre Corp.	688,013	16,154,545
Savills PLC	1,765,441	20,982,035
		37,136,580

TOTAL CONSUMER, NON-CYCLICAL		37,136,580

Financial (23.42%)
Diversified Financial Services (3.50%)
Virtus Investment Partners, Inc.	155,498	16,868,423

Insurance (6.33%)
Axis Capital Holdings, Ltd.	283,421	16,843,710
Everest Re Group, Ltd.	52,941	13,610,601
		30,454,311

Real Estate (13.59%)
Cushman & Wakefield PLC(a)	1,528,668	28,509,658
Jones Lang LaSalle, Inc.	169,025	24,765,543
Marcus & Millichap, Inc.(a)	338,848	12,103,651
		65,378,852

TOTAL FINANCIAL		112,701,586

Semi-Annual Report | October 31, 2019	15

Statement of Investments	Vulcan Value Partners Small Cap Fund

October 31, 2019 (Unaudited)

	Shares	Value (Note 2)
Industrial (29.37%)
Building Materials (5.47%)
Ibstock PLC	8,410,431	$26,342,857

Electrical Components & Equipment (7.68%)
Acuity Brands, Inc.	128,412	16,024,533
EnerSys	312,817	20,914,945
		36,939,478

Electronics (8.54%)
Coherent, Inc.(a)	169,428	25,231,218
Ituran Location and Control, Ltd.	646,636	15,861,981
		41,093,199

Machinery-Diversified (2.29%)
Concentric AB	826,651	11,044,044

Miscellaneous Manufacturing (5.39%)
Carlisle Cos., Inc.	79,721	12,139,117
Crane Co.	180,089	13,780,410
		25,919,527

TOTAL INDUSTRIAL		141,339,105

Technology (14.54%)
Computers (4.57%)
Avast PLC	4,096,957	22,013,469

Software (9.97%)
ACI Worldwide, Inc.(a)	512,659	16,092,366
CDK Global, Inc.	353,490	17,865,385
Lectra	599,911	14,017,237
		47,974,988

TOTAL TECHNOLOGY		69,988,457

TOTAL COMMON STOCKS
(Cost $400,716,343)		463,804,225

16	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

October 31, 2019 (Unaudited)

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.56%)
Money Market Fund (3.56%)
Invesco Government & Agency Portfolio, Institutional Class	1.721%	17,125,812	$17,125,812

TOTAL SHORT TERM INVESTMENTS
(Cost $17,125,812)			17,125,812

TOTAL INVESTMENTS (99.94%)
(Cost $417,842,155)			$480,930,037

Other Assets In Excess Of Liabilities (0.06%)			272,596

NET ASSETS (100.00%)			$481,202,633

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	17

Statements of Assets and Liabilities

October 31, 2019 (Unaudited)

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
ASSETS:
Investments, at value	$1,388,058,117	$480,930,037
Receivable for investments sold	8,761,706	3,795,984
Receivable for shares sold	6,329,480	210,158
Dividends receivable	2,890,266	370,411
Other assets	37,526	21,359
Total assets	1,406,077,095	485,327,949

LIABILITIES:
Payable for investments purchased	18,864,656	3,594,363
Payable for shares redeemed	6,394,715	13,638
Payable to adviser	1,001,427	402,412
Payable for administration fees	72,202	27,080
Payable for transfer agency fees	18,933	18,492
Payable for delegated transfer agent equivalent services fees	7,426	6,359
Payable for professional fees	11,217	11,513
Payable for trustee fees and expenses	23,239	9,158
Payable for principal financial officer fees	1,182	512
Accrued expenses and other liabilities	94,988	41,789
Total liabilities	26,489,985	4,125,316
NET ASSETS	$1,379,587,110	$481,202,633

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$1,040,334,133	$401,171,796
Total distributable earnings	339,252,977	80,030,837
NET ASSETS	$1,379,587,110	$481,202,633

INVESTMENTS, AT COST	$1,107,554,591	$417,842,155

See Accompanying Notes to Financial Statements.

18	www.vulcanvaluepartners.com

Statements of Assets and Liabilities

October 31, 2019 (Unaudited)

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
PRICING OF SHARES:
Investor Class:
Net Asset Value, offering and redemption price per share	$22.70	$17.41
Net Assets	$803,909,827	$264,691,203
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	35,420,500	15,203,176
Institutional Class:
Net Asset Value, offering and redemption price per share	22.72	17.43
Net Assets	575,677,283	216,511,430
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	25,340,660	12,419,260

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	19

Statements of Operations

For the Six Months Ended October 31, 2019 (Unaudited)

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
INVESTMENT INCOME:
Dividends	$7,478,382	$5,165,062
Foreign taxes withheld	(12,549)	(180,270)
Total investment income	7,465,833	4,984,792

EXPENSES:
Investment advisory fees (Note 6)	6,599,767	2,810,025
Administrative fees	209,092	80,453
Transfer agency fees	48,402	49,146
Delegated transfer agent equivalent services fees
Investor Class	54,680	23,314
Institutional Class(a)	26,171	10,652
Professional fees	21,761	15,081
Custodian fees	93,827	43,811
Principal financial officer fees	3,594	1,434
Trustee fees and expenses	23,157	9,151
ReFlow Fees (Note 2)	32,023	10,537
Other	57,256	40,420
Total expenses before waiver	7,169,730	3,094,024
Less fees waived/reimbursed by investment adviser (Note 6) Investor Class	–	(30,587)
Institutional Class	(402,955)	(135,657)
Total net expenses	6,766,775	2,927,780
NET INVESTMENT INCOME	699,058	2,057,012

Net realized gain on investments(b)	48,786,776	8,215,851
Net realized gain/(loss) on foreign currency transactions	(89,478)	11,045
Net realized gain	48,697,298	8,226,896
Net change in unrealized appreciation/(depreciation) of investments	53,500,551	(9,892,453)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	77,347	4,567
Net change in unrealized appreciation/(depreciation)	53,577,898	(9,887,886)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	102,275,196	(1,660,990)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$102,974,254	$396,022

(a)	Institutional Class inception date was May 1, 2019.
(b)	See Note 2 for gain/(loss) on In-Kind transactions.

See Accompanying Notes to Financial Statements.

20	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
OPERATIONS:
Net investment income	$699,058	$5,078,555
Net realized gain	48,697,298	72,617,855
Net change in unrealized appreciation/(depreciation)	53,577,898	(3,680,794)
Net increase in net assets resulting from operations	102,974,254	74,015,616

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
Total amount of distribution
Investor Class(a)	–	(98,666,500)
Institutional Class(b)	–	–
Net decrease in net assets from distributions	–	(98,666,500)

SHARE TRANSACTIONS (Note 5):
Investor Class(a)
Proceeds from sales of shares	49,917,086	257,281,793
Issued to shareholders in reinvestment of distributions	–	85,760,192
Cost of shares redeemed, net of redemption fees	(591,059,153)	(348,353,451)
Institutional Class(b)
Proceeds from sales of shares	562,052,772	–
Cost of shares redeemed, net of redemption fees	(28,854,087)	–
Net decrease from share transactions	(7,943,382)	(5,311,466)

Net increase/(decrease) in net assets	95,030,872	(29,962,350)

NET ASSETS:
Beginning of year	1,284,556,238	1,314,518,588
End of period	$1,379,587,110	$1,284,556,238

(a)	Prior to April 23, 2019, the Investor class was the initial share class.
(b)	Institutional Class inception date was May 1, 2019.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2019	21

Statements of Changes in Net Assets	Vulcan Value Partners Small Cap Fund

	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
OPERATIONS:
Net investment income	$2,057,012	$4,412,446
Net realized gain	8,226,896	97,428,463
Net change in unrealized depreciation	(9,887,886)	(99,582,592)
Net increase in net assets resulting from operations	396,022	2,258,317

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
Total amount of distribution
Investor Class(a)	–	(91,839,425)
Institutional Class(b)	–	–
Net decrease in net assets from distributions	–	(91,839,425)

SHARE TRANSACTIONS (Note 5):
Investor Class(a)
Proceeds from sales of shares	19,968,669	162,197,866
Issued to shareholders in reinvestment of distributions	–	79,373,996
Cost of shares redeemed, net of redemption fees	(289,837,361)	(805,375,212)
Institutional Class(b)
Proceeds from sales of shares	219,170,547	–
Cost of shares redeemed, net of redemption fees	(11,669,030)	–
Net decrease from share transactions	(62,367,175)	(563,803,350)

Net decrease in net assets	(61,971,153)	(653,384,458)

NET ASSETS:
Beginning of year	543,173,786	1,196,558,244
End of period	$481,202,633	$543,173,786

(a)	Prior to April 23, 2019, the Investor class was the initial share class.
(b)	Institutional Class inception date was May 1, 2019.

See Accompanying Notes to Financial Statements.

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Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF PERIOD

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.

24	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Six Months Ended October 31, 2019 (Unaudited)		For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
$21.05		$21.39	$19.30	$17.17	$19.97	$18.20
0.01		0.08	0.09	0.18	0.20	0.22
1.64		1.13	2.35	2.18	(1.51)	2.77
1.65		1.21	2.44	2.36	(1.31)	2.99
–		(0.13)	(0.12)	(0.23)	(0.13)	(0.17)
–		(1.42)	(0.23)	–	(1.36)	(1.05)
–		(1.55)	(0.35)	(0.23)	(1.49)	(1.22)
0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
1.65		(0.34)	2.09	2.13	(2.80)	1.77
$22.70		$21.05	$21.39	$19.30	$17.17	$19.97
7.84	%(c)	6.80%	12.72%	13.85%	(6.49% )	16.61%
$803,910		$1,284,556	$1,314,519	$1,284,669	$1,528,080	$1,770,104
0.95	%(d)	1.08%	1.08%	1.07%	1.08%	1.08%
0.95	%(d)	1.08%	1.08%	1.07%	1.08%	1.08%
0.07	%(d)	0.38%	0.46%	1.01%	1.10%	1.12%
22	%(c)	73%	50%	49%	85%	64%

Semi-Annual Report | October 31, 2019	25

Financial Highlights	Vulcan Value Partners Fund

For a share outstanding throughout the years presented.

Institutional Class	For the Period May 1, 2019 (Inception) to October 31, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$21.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.02
Net realized and unrealized gain on investments	1.68
Total from investment operations	1.70

Redemption fees added to paid-in capital	0.00	(b)
Increase in net asset value	1.70
NET ASSET VALUE, END OF PERIOD	$22.72

Total return	8.09	%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$575,677

Ratio of expenses to average net assets without fee waivers/reimbursements	1.09	%(d)
Ratio of expenses to average net assets including fee waivers/reimbursements	0.85	%(d)
Net investment income to average net assets including fee waivers/reimbursements	0.19	%(d)

Portfolio turnover rate	22	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.

26	www.vulcanvaluepartners.com

Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF PERIOD

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.

28	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Six Months Ended October 31, 2019 (Unaudited)		For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
$17.31		$19.52	$20.16	$16.58	$18.61	$18.74

0.08		0.10	0.02	0.03	0.10	0.10
0.02		0.38	0.59	3.61	(1.05)	1.77
0.10		0.48	0.61	3.64	(0.95)	1.87

–		(0.12)	(0.03)	(0.06)	(0.06)	(0.11)
–		(2.57)	(1.22)	–	(1.02)	(1.89)
–		(2.69)	(1.25)	(0.06)	(1.08)	(2.00)

0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
0.10		(2.21)	(0.64)	3.58	(2.03)	(0.13)
$17.41		$17.31	$19.52	$20.16	$16.58	$18.61

0.58	%(c)	4.76%	3.08%	21.97%	(5.04% )	10.74%

$264,691		$543,174	$1,196,558	$1,255,606	$1,147,007	$1,133,122

1.03	%(d)	1.27%	1.24%	1.25%	1.25%	1.26%
1.02	%(d)	1.25%	1.24%	1.25%	1.25%	1.25%

0.74	%(d)	0.54%	0.08%	0.18%	0.61%	0.56%

34	%(c)	68%	68%	52%	80%	73%

Semi-Annual Report | October 31, 2019	29

Financial Highlights	Vulcan Value Partners Small Cap Fund

For a share outstanding throughout the years presented.

Institutional Class	For the Period May 1, 2019 (Inception) to October 31, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$17.18
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.05
Net realized and unrealized gain on investments	0.20
Total from investment operations	0.25

Redemption fees added to paid-in capital	0.00	(b)
Increase in net asset value	0.25
NET ASSET VALUE, END OF PERIOD	$17.43

Total return	1.46	%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$216,511

Ratio of expenses to average net assets without fee waivers/reimbursements	1.27	%(d)
Ratio of expenses to average net assets including fee waivers/reimbursements	0.99	%(d)
Net investment income to average net assets including fee waivers/reimbursements	0.57	%(d)

Portfolio turnover rate	34	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.

30	www.vulcanvaluepartners.com

Notes to Financial Statements

October 31, 2019 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Funds seek to achieve long-term capital appreciation. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the quote supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a quote, or if the quote supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

Semi-Annual Report | October 31, 2019	31

Notes to Financial Statements

October 31, 2019 (Unaudited)

When such prices or quotations are not available, or when Vulcan Value Partners, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value each Fund’s investments as of October 31, 2019:

Vulcan Value Partners Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$1,329,295,556	$–	$–	$1,329,295,556
Limited Partnerships(a)	2,191,484	–	–	2,191,484
Short Term Investments	56,571,077	–	–	56,571,077
TOTAL	$1,388,058,117	$–	$–	$1,388,058,117

Vulcan Value Partners Small Cap Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$463,804,225	$–	$–	$463,804,225
Short Term Investments	17,125,812	–	–	17,125,812
TOTAL	$480,930,037	$–	$–	$480,930,037

(a)	For detailed descriptions, see the accompanying Statements of Investments.

32	www.vulcanvaluepartners.com

Notes to Financial Statements

October 31, 2019 (Unaudited)

For the six months ended October 31, 2019, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

ReFlow Liquidity Program: Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimums. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net subscriptions, at the end of a maximum holding period determined by ReFlow (currently 28 days), or at other times as the Fund may request. ReFlow may choose to redeem its position in the Fund with an in-kind transfer of securities, instead of cash, enabling the Fund to avoid a realization of capital gains on the securities it transfers. ReFlow will not be subject to any short-term redemption fees. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the six months ended October 31, 2019, the Funds participated in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to

Semi-Annual Report | October 31, 2019	33

Notes to Financial Statements

October 31, 2019 (Unaudited)

Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

In-Kind Redemptions: During the six months ended October 31, 2019, the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions) in the amount of $15,338,560 and $3,134,900, respectively. For financial reporting purposes, the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund recognized gains on the in-kind redemptions in the amount of $1,421,373 and $3,283,370, respectively. For tax purposes, the gains are not recognized.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

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Notes to Financial Statements

October 31, 2019 (Unaudited)

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2019, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for federal tax purposes was as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Gross appreciation (excess of value over tax cost)	$286,591,244	$68,529,016
Gross depreciation (excess of tax cost over value)	(16,663,108)	(13,364,199)
Net unrealized appreciation	$269,928,136	$55,164,817
Cost of investments for income tax purposes	$1,118,129,980	$425,765,220

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2019 were as follows:

	Ordinary Income	Long-Term Capital Gain
2019
Vulcan Value Partners Fund	$56,597,050	$42,069,450
Vulcan Value Partners Small Cap Fund	10,950,971	80,888,454

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2019.

Semi-Annual Report | October 31, 2019	35

Notes to Financial Statements

October 31, 2019 (Unaudited)

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities and in-kind redemptions) during the six months ended October 31, 2019 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Vulcan Value Partners Fund	$283,297,966	$322,817,786
Vulcan Value Partners Small Cap Fund	157,410,936	225,256,568

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund retained $9,694 and $33,890, respectively, for the six months ended October 31, 2019, and $16,120 and $22,728, respectively, for the year ended April 30, 2019, which is reflected in the “Cost of shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund

	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
Shares Sold
Investor Class	2,448,483	12,191,768
Institutional Class	26,655,935	–
Shares Issued in Reinvestment of Dividends
Investor Class	–	4,689,102
Less Shares Redeemed
Investor Class	(28,050,753)	(17,310,102)
Institutional Class	(1,315,275)	–
Net Decrease	(261,610)	(429,232)

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Notes to Financial Statements

October 31, 2019 (Unaudited)

Vulcan Value Partners Small Cap Fund

	For the Six Months Ended October 31, 2019 (Unaudited)	For the Year Ended April 30, 2019
Shares Sold
Investor Class	1,196,172	9,339,047
Institutional Class	13,119,259	–
Shares Issued in Reinvestment of Dividends
Investor Class	–	5,297,515
Less Shares Redeemed
Investor Class	(17,373,506)	(44,554,915)
Institutional Class	(699,999)	–
Net Decrease	(3,758,074)	(29,918,353)

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay the Adviser an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Adviser has contractually agreed to limit the Vulcan Value Partners Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 0.85% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively.

The Adviser has contractually agreed to limit the Vulcan Value Partners Small Cap Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 1.00% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively.

These agreements (the “Expense Agreements”) are in effect from September 1, 2019 through August 31, 2020. The prior Expense Agreements were in effect from September 1, 2018 through August 31, 2019. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreements to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the date of the waiver or reimbursement. The Adviser may not discontinue or modify this waiver prior to August 31, 2020 without the approval by the Funds’ Board.

Semi-Annual Report | October 31, 2019	37

Notes to Financial Statements

October 31, 2019 (Unaudited)

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the six months ended October 31, 2019 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees are disclosed on the Statements of Operations as “Delegated transfer agent equivalent services fees”.

Trustees: The fees and expenses of the independent Trustees of the Board are presented in the Statement of Operations.

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Notes to Financial Statements

October 31, 2019 (Unaudited)

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Semi-Annual Report | October 31, 2019	39

Additional Information

October 31, 2019 (Unaudited)

1. FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

40	www.vulcanvaluepartners.com

Privacy Policy

October 31, 2019 (Unaudited)

WHO WE ARE
Who is providing this notice?	Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes-information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Semi-Annual Report | October 31, 2019	41

Privacy Policy

October 31, 2019 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account transactions

• Account balances and transaction history

• Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

42	www.vulcanvaluepartners.com

Intentionally Left Blank

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to the Registrant.

(a)(4)	The information regarding the change in the registrant’s independent public accountant pursuant to Item 4 of Form 8-K and Item 304 of Regulation S-K is filed herewith.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	January 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	January 6, 2020

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	January 6, 2020